                             WESTSIDE MEDIA CENTER

                                 OFFICE LEASE



                              KILROY REALTY, L.P.

                        A DELAWARE LIMITED PARTNERSHIP

                                 AS LANDLORD,

                                      AND

                                  ETOYS INC.,

                            A DELAWARE CORPORATION,

                                  AS TENANT.

                       SUMMARY OF BASIC LEASE INFORMATION

         This Summary of Basic Lease Information (the "SUMMARY") is hereby incorporated into and made a part of the attached Office Lease (this Summary and the Office Lease to be known collectively as the "LEASE") which pertains to the multi-office building project described in Section 6.1 below (the "PROJECT"). Each reference in the Office Lease to any term of this Summary shall have the meaning as set forth in this Summary for such term. In the event of a conflict between the terms of this Summary and the Office Lease, the terms of the Office Lease shall prevail. Any initially capitalized terms used herein and not otherwise defined herein shall have the meaning as set forth in the Office Lease.

            TERMS OF LEASE
         (References are to
          the Office Lease)                  DESCRIPTION
          -----------------                  -----------
1.       Dated as of:                        December 14, 1999.

2.       Landlord:                           KILROY REALTY, L.P., a Delaware limited partnership

3.       Address of Landlord

         (SECTION 29.14):                    Kilroy Realty, L.P.
                                             2250 East Imperial Highway, Suite 1200
                                             El Segundo, California 90245
                                             Attention: Mr. Jeffrey Hawken

                                             with a copy to:

                                             Allen, Matkins, Leck, Gamble & Mallory LLP
                                             1999 Avenue of the Stars
                                             Suite 1800
                                             Los Angeles, California 90067
                                             Attention: Anton N. Natsis, Esq.

4.       Tenant:                             eTOYS INC.,
                                             a Delaware corporation.

5.       Address of Tenant
         (SECTION 29.14):                    eToys Inc.
                                             3100 Ocean Park Boulevard, Suite 300
                                             Santa Monica, California 90405
                                             Attention: Mr. Jordon Posell
                                             (Prior to Lease Commencement Date)

                                             and



                                      -ii-

                                             eToys Inc.
                                             12200 West Olympic Boulevard
                                             Los Angeles, California 90064
                                             Attention: Mr. Jordon Posell
                                             (After Lease Commencement Date)

                                             and

                                             eToys Inc.
                                             12200 West Olympic Boulevard
                                             Los Angeles, California 90064
                                             Attention: General Counsel
                                             (After Lease Commencement Date)

                                             with a copy to:

                                             Stein, Neubauer, Greenwald & Pauly
                                             1299 Ocean Avenue, Suite 400
                                             Santa Monica, California 90401-1007
                                             Attention: Richard L. Miller, Esq.

6.       Premises (ARTICLE 1).

         6.1      Project:                   As defined in Section 1.1 of the Lease.

         6.2      Building:                  12200 West Olympic Boulevard, Los Angeles, California.

         6.3      Premises:                  Approximately 151,000 rentable square feet of space in the
                                             Building,  which total Building space is generally depicted on Exhibit A.

7.       Term (ARTICLE 2).

         7.1      Lease Term:                Eleven (11) years.

         7.2      Lease Commencement         The Lease Commencement Date shall occur as set forth in Article 2
                  Date:                      of the Lease.  The Lease Commencement Date is anticipated to be
                                             September 25, 2000.

         7.3      Lease Expiration Date:     The last day of the month in which the eleventh (11th) annual anniversary of the Lease Commencement Date occurs, subject to extension as provided in Section 2.2 hereof.



                                            -iii-

8.       Base Rent (ARTICLE 3):

                                         ANNUAL BASE            MONTHLY INSTALLMENT        MONTHLY BASE RENT
                                            RENT                   OF BASE RENT               PER RENTABLE
         MONTHS OF TERM                                                                       SQUARE FOOT

              1-12                      $3,768,234.00              $314,020.00                   $2.08
              13-24                     $4,003,794.00              $333,650.00                   $2.21
              25-36                     $4,248,777.00              $354,065.00                   $2.34
              37-48                     $4,503,558.00              $375,297.00                   $2.49
              49-60                     $4,768,531.00              $397,378.00                   $2.63
              61-72                     $5,044,103.00              $420,342.00                   $2.78
              73-84                     $4,217,231.00              $351,436.00                   $2.33
              85-96                     $4,515,288.00              $376,274.00                   $2.49
             97-108                     $4,825,269.00              $402,106.00                   $2.66
             109-120                    $5,147,649.00              $428,971.00                   $2.84
             121-132                    $5,482,925.00              $456,910.00                   $3.03

9.       Additional Rent (ARTICLE 4).

         9.1      Tenant's Share of
                  Direct Expenses:          100%.

10.      Security (ARTICLE 21):

         10.1     Security Letter of        $8,467,729.00
                  Credit (initial amount):

         10.2     Promissory Note Letter    $6,532,271.00
                  of Credit
                  (initial amount):

11.      Parking Pass Ratio
         (Article 28):                      Up to four and one-half (4.5)
                                            unreserved parking passes for every
                                            1,000 usable square feet of the
                                            Premises, subject to the terms of
                                            Article 28 of the Lease.

12.      Brokers (SECTION 29.20):

                                            CRESA Partners
                                            11726 San Vincente Blvd., Suite 500
                                            Los Angeles, California 90049

                                            CB Richard Ellis
                                            1840 Century Park East, Suite 700
                                            Los Angeles, California 90067



                                         -iv-

13.      Permitted Use (ARTICLE 5):         General office use and any other
                                            legally permitted non-retail use
                                            consistent with a first-class office
                                            building project and uses incidental
                                            thereto, including customer service
                                            phone center, a so-called toy
                                            library (used to display Tenant's
                                            products to Tenant's staff and
                                            investors), lunchroom  and internet
                                            uses consistent with the character
                                            of the Building as long as Tenant's
                                            primary use of the Premises is for
                                            general office purposes.

14.      Initial Promissory Note Amount
         and Promissory Note Payments
         (SECTION 21.2):

         14.1     Initial Promissory Note   $6,532,271.00
                  Amount:

         14.2     Initial Promissory Note   $43,548.50 per month  for each of
                  Payment:                  the first seventy-two (72) months of
                                            the Lease Term (interest only) and
                                            $136,337.41 per month for each of
                                            the last sixty (60) months of the
                                            Lease Term (interest and principal)

                                                 TABLE OF CONTENTS
                                                 -----------------
                                                                                                              PAGE
                                                                                                              ----
ARTICLE 1  PREMISES, BUILDING, PROJECT, AND COMMON AREAS;  VERIFICATION OF SQUARE FOOTAGE; AND
           EXPANSION SPACE......................................................................................1

ARTICLE 2  LEASE TERM..........................................................................................15

ARTICLE 3  BASE RENT...........................................................................................21

ARTICLE 4  ADDITIONAL RENT.....................................................................................22

ARTICLE 5  USE OF PREMISES.....................................................................................34

ARTICLE 6  SERVICES AND UTILITIES..............................................................................35

ARTICLE 7  REPAIRS.............................................................................................39

ARTICLE 8  ADDITIONS AND ALTERATIONS...........................................................................42

ARTICLE 9  COVENANT AGAINST LIENS..............................................................................44

ARTICLE 10 INSURANCE...........................................................................................45

ARTICLE 11 DAMAGE AND DESTRUCTION..............................................................................48

ARTICLE 12 NONWAIVER...........................................................................................51

ARTICLE 13 CONDEMNATION........................................................................................52

ARTICLE 14 ASSIGNMENT AND SUBLETTING...........................................................................53

ARTICLE 15 SURRENDER OF PREMISES; REMOVAL OF TRADE FIXTURES....................................................58

ARTICLE 16 HOLDING OVER........................................................................................59

ARTICLE 17 ESTOPPEL CERTIFICATES...............................................................................59

ARTICLE 18 SUBORDINATION.......................................................................................60

ARTICLE 19 DEFAULTS; REMEDIES..................................................................................61

ARTICLE 20 ATTORNEYS' FEES.....................................................................................66

ARTICLE 21 LETTERS OF CREDIT...................................................................................66

ARTICLE 22 INTENTIONALLY OMITTED...............................................................................72

ARTICLE 23 SIGNS...............................................................................................72



                                                        -vi-

                                                                                                              PAGE
                                                                                                              ----
ARTICLE 24 COMPLIANCE WITH LAW.................................................................................74

ARTICLE 25 LATE CHARGES........................................................................................75

ARTICLE 26 LANDLORD'S RIGHT TO CURE DEFAULT; PAYMENTS BY TENANT................................................75

ARTICLE 27 ENTRY BY LANDLORD...................................................................................75

ARTICLE 28 TENANT PARKING......................................................................................77

ARTICLE 29 MISCELLANEOUS PROVISIONS............................................................................79


EXHIBITS
--------

A        OUTLINE OF PREMISES
B        RULES AND REGULATIONS
C        NOTICE OF LEASE TERM DATES
D        TENANT WORK LETTER
E        FORM OF TENANT'S ESTOPPEL CERTIFICATE
F        FORM OF SPECIAL POWER OF ATTORNEY
G        FORM OF TELECOMMUNICATION AGREEMENT
H        SECURITY LETTER OF CREDIT
I        PROMISSORY NOTE
I-1      PROMISSORY NOTE LETTER OF CREDIT
J        FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT
K        FORM OF PLEDGE AND SECURITY AGREEMENT
L        FORM OF MEMORANDUM OF LEASE
M        FORM OF RECOGNITION OF AMENDMENT TO COVENANTS, CONDITIONS
         AND RESTRICTIONS

                                                      INDEX

                                                                                                          PAGE(S)
                                                                                                          -------
AAA............................................................................................................87
Abatement Event................................................................................................64
Abatement Event Termination Date...............................................................................65
Abatement Event Termination Notice.............................................................................65
Additional Promissory Note......................................................................................7
Additional Promissory Note L-C..................................................................................7
Additional Promissory Note L-C Initial Stated Amount............................................................7
Additional Rent................................................................................................22
Additional Security L-C.........................................................................................4
Additional Security L-C Initial Stated Amount...................................................................4
Additional Security L-C Security Deposit........................................................................5
Advocate Arbitrators...........................................................................................17
Affiliate......................................................................................................56
Alterations....................................................................................................42
Applicable Reassessment........................................................................................33
Approved Construction Drawings..........................................................................EXHIBIT D
Arbitration Award..............................................................................................88
Arbitration Notice.............................................................................................87
Arbitrator.....................................................................................................87
Architect...............................................................................................EXHIBIT D
Assignee................................................................................................EXHIBIT M
Assignment..............................................................................................EXHIBIT M
Assignment and Assumption Agreement............................................................................83
Assignor................................................................................................EXHIBIT M
Award..........................................................................................................17
Bank...........................................................................................................65
base building...........................................................................................EXHIBIT D
Base Building..................................................................................................43
Base Building Plans.....................................................................................EXHIBIT D
Base Rent......................................................................................................22
BOMA............................................................................................................3
Borrower................................................................................................EXHIBIT L
Brokerage Agreement............................................................................................83
Brokers........................................................................................................82
BS/BS Exception................................................................................................40
Building........................................................................................................1
Building Structure.............................................................................................40
Building Systems...............................................................................................40
Building Top Signage...........................................................................................73
Business Affiliate.............................................................................................57
Business Hours.................................................................................................35
CGCC...........................................................................................................56
Claims.........................................................................................................45
Code................................................................................................54. EXHIBIT D



                                                     (viii)

                                                                                                          PAGE(S)
                                                                                                          -------
Collateral......................................................................................................2
Collateral Account..............................................................................................4
Commencement Date Delay.................................................................................EXHIBIT D
Common Areas....................................................................................................2
Comparable Buildings............................................................................................2
Comparable Transactions........................................................................................18
Competitor.....................................................................................................74
Connections.............................................................................................EXHIBIT J
Consent.................................................................................................EXHIBIT D
Construction Drawings...................................................................................EXHIBIT D
Construction Period)....................................................................................EXHIBIT D
Contract................................................................................................EXHIBIT D
Contractor..............................................................................................EXHIBIT D
Cosmetic Alterations...........................................................................................42
Cresa Partners' Fee Disbursement...............................................................................70
Debt....................................................................................................EXHIBIT L
Default........................................................................................................61
Default Rate............................................................................................EXHIBIT L
Delay Notice............................................................................................EXHIBIT D
Delivery Conditions.....................................................................................EXHIBIT D
Delivery Date(s)........................................................................................EXHIBIT D
Deposited Funds.................................................................................................1
Design Problem.................................................................................................42
Designation Notice......................................................................................EXHIBIT J
Direct Expenses................................................................................................22
Downtime Start Date............................................................................................55
Drawing Change Notice...................................................................................EXHIBIT D
Effective Date.................................................................................................19
Eligibility Period.............................................................................................64
Enclosure Delivery Condition....................................................................................3
Engineers...............................................................................................EXHIBIT D
Environmental Laws.............................................................................................84
Estimate.......................................................................................................29
Estimate Statement.............................................................................................29
Estimated Expenses.............................................................................................29
Event of Default........................................................................................EXHIBIT L
Excepted Matters...............................................................................................89
Exercise Notice................................................................................................16
Expansion Effective Date.......................................................................................10
Expansion Exercise Notice.......................................................................................4
Expansion Lease................................................................................................10
Expansion Outside Delivery Date................................................................................10
Expansion Rent..................................................................................................8
Expansion Space Amendment.......................................................................................9
Expansion Space Commencement Date...............................................................................9



                                                      (ix)

                                                                                                          PAGE(S)
                                                                                                          -------
Expansion Space Lease...........................................................................................9
Expansion Termination Notice...................................................................................10
Expense Year...................................................................................................22
Exterior Signage...............................................................................................73
Fair Market Rental Rate........................................................................................18
Final Retention.........................................................................................EXHIBIT D
Final Space Plan........................................................................................EXHIBIT D
Financial Condition.............................................................................................4
Financial Information...........................................................................................4
First Cresa Partners' Fee Disbursement.........................................................................70
First Delivery Date.....................................................................................EXHIBIT D
First Enclosure Delivery Date...........................................................................EXHIBIT D
Force Majeure..................................................................................................81
Ground Lease...................................................................................................60
Hazardous Material(s)..........................................................................................84
HVAC...........................................................................................................35
HVAC Maximum...................................................................................................35
HVAC Notice....................................................................................................35
Increased Amounts..............................................................................................47
Indemnification Claim...................................................................................EXHIBIT D
Initial Delivery Condition......................................................................................2
Initial Delivery Date(s).....................................................................EXHIBIT D. EXHIBIT D
Interest Rate..................................................................................................24
JAMS...........................................................................................................87
Landlord........................................................................................................1
Landlord Caused Delay...................................................................................EXHIBIT D
Landlord Contribution..........................................................................................51
Landlord Parties...............................................................................................45
Landlord Repair Notice.........................................................................................49
Landlord's Additional Loan......................................................................................6
Landlord's Expansion Extension Notice..........................................................................11
Landlord's Expansion Response Notice...........................................................................11
Landlord's Loan................................................................................................68
Landlord's Response Notice.....................................................................................19
Landlord's TI Proceeds.........................................................................................48
Late Charge.............................................................................................EXHIBIT L
L-C DELIVERY CONDITION.....................................................................................13, 71
Lease...........................................................................................................1
Lease Commencement Date........................................................................................15
Lease Expiration Date..........................................................................................15
Lease Term.....................................................................................................15
Lease Year.....................................................................................................15
LIQUIDATED DAMAGES.........................................................................................14, 71
Maturity Date...........................................................................................EXHIBIT L
Memorandum......................................................................................................1



                                                       (x)

                                                                                                          PAGE(S)
                                                                                                          -------
Memorandum of Lease............................................................................................80
Monument.......................................................................................................73
Monument Signage...............................................................................................73
Neutral Arbitrator.............................................................................................17
Non-Contribution Items..................................................................................EXHIBIT D
Non-Disturbance Agreement......................................................................................60
Note Letter of Credit...................................................................................EXHIBIT L
Notice..........................................................................................................5
Notice of Exercise......................................................................................EXHIBIT J
Notice of Lease Term Dates.....................................................................................15
Notices........................................................................................................82
number of days..........................................................................................EXHIBIT D
Objectionable Name.............................................................................................73
Obligations.....................................................................................................2
Operating Expenses.............................................................................................22
Option Rent....................................................................................................16
Option Rent Notice.............................................................................................16
Option Term....................................................................................................15
Option Term TI Allowance.......................................................................................19
Option to Extend................................................................................................2
Original Tenant.................................................................................................3
Other Items.....................................................................................................4
Outside Agreement Date.........................................................................................17
Overlap Period.................................................................................................65
Parking Rate Credit............................................................................................77
Permits.................................................................................................EXHIBIT D
Phase I Building................................................................................................1
Phase II Building...............................................................................................1
Pledged Account................................................................................................68
Pledgee.........................................................................................................1
Pledgor.........................................................................................................1
Power of Attorney..............................................................................................70
Premises........................................................................................................1
Premises Outside Delivery Date.................................................................................19
Prevailing Party...............................................................................................88
Prevailing Rate................................................................................................77
Project.........................................................................................................1
Promissory Note................................................................................................68
Promissory Note L-C............................................................................................69
Promissory Note L-C Initial Stated Amount......................................................................69
Proposition 13.................................................................................................27
Proposition 13 Protection Amount...............................................................................33
Proposition 13 Purchase Price..................................................................................33
Reassessment...................................................................................................32
Recognition Agreement..........................................................................................57



                                                        (xi)

                                                                                                          PAGE(S)
                                                                                                          -------
Renovations....................................................................................................85
Rent...........................................................................................................22
Requesting Party...............................................................................................59
Review Period..................................................................................................53
Roof Location..................................................................................................89
Second Cresa Partners' Fee Disbursement........................................................................70
Second Delivery Date....................................................................................EXHIBIT D
Second Enclosure Delivery Date..........................................................................EXHIBIT D
Secured Areas..................................................................................................76
Security L-C...................................................................................................66
Security L-C Initial Stated Amount.............................................................................66
Security L-C Security Deposit..................................................................................68
Specifications..........................................................................................EXHIBIT D
Statement......................................................................................................29
Subject Space..................................................................................................53
Sublease.......................................................................................................57
Sublease Space.................................................................................................57
Subleasing Costs...............................................................................................55
Submittal Date..........................................................................................EXHIBIT D
Substantial Completion..................................................................................EXHIBIT D
Subtenant......................................................................................................57
Summary.........................................................................................................1
Supplemental Statement.........................................................................................29
Tax Expenses...................................................................................................27
Tax Increase...................................................................................................32
Tax Notice.....................................................................................................32
Telecommunication Devices...............................................................................EXHIBIT J
Telecommunication Equipment....................................................................................89
Tenant..........................................................................................................1
Tenant Change...........................................................................................EXHIBIT D
Tenant Designated HVAC Hours...................................................................................35
Tenant HVAC System.............................................................................................39
Tenant Improvements.....................................................................................EXHIBIT D
Tenant Parties.................................................................................................45
Tenant Work Letter..............................................................................................1
Tenant's Agents.........................................................................................EXHIBIT D
Tenant's Contractors....................................................................................EXHIBIT D
Tenant's Contribution...................................................................................EXHIBIT D
Tenant's Contribution Disbursement.............................................................................70
Tenant's Contribution Items.............................................................................EXHIBIT D
Tenant's Expansion Request Notice..............................................................................10
Tenant's Maximum Parking Allocation............................................................................77
Tenant's Request Notice........................................................................................19
Tenant's Share.................................................................................................28
Termination Extension Notice...............................................................................11, 20



                                                      (xii)

                                                                                                          PAGE(S)
                                                                                                          -------
Termination Notice.............................................................................................19
TI Areas........................................................................................................2
Total HVAC Hours...............................................................................................38
Transaction Costs..............................................................................................56
Transfer Notice................................................................................................53
Transfer Premium...............................................................................................55
Transferee.....................................................................................................53
Transfers......................................................................................................53
Transmission Device.....................................................................................EXHIBIT J
Transmission Devices....................................................................................EXHIBIT J
Transmission Devices Area...............................................................................EXHIBIT J
under protest..................................................................................................87
Underlying Documents...........................................................................................34
Unusable Area..................................................................................................64
Voluntary Compliance...........................................................................................39





                                                     (xiii)

                                 OFFICE LEASE

         This Office Lease, which includes the preceding Summary of Basic Lease Information (the "SUMMARY") attached hereto as pages (ii) through (v) and incorporated herein by this reference (the Office Lease and Summary to be known sometimes collectively hereafter as the "LEASE"), dated as of the date set forth in Section 1 of the Summary, is made by and between "LANDLORD" and "TENANT" as those terms are defined in Sections 2 and 4 of the Summary, respectively.

                                   ARTICLE 1

                 PREMISES, BUILDING, PROJECT, AND COMMON AREAS;

              VERIFICATION OF SQUARE FOOTAGE; AND EXPANSION SPACE

         1.1      PREMISES, BUILDING, PROJECT AND COMMON AREAS.

                  1.1.1 THE PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises set forth in Section 6.3 of the Summary (the "PREMISES"). The outline of the Premises is set forth in Exhibit A attached hereto. Subject to Landlord's reasonable regulations, restrictions and guidelines, Tenant's rights to the Premises include Tenant's right to use and access the janitorial closets, risers, electrical and telephone rooms for Tenant's effective and efficient use of the Premises permitted hereunder and the ceilings, walls and floors above and below the Premises to install and service wire, conduit and cable that service Tenant's equipment in the Premises in accordance with, and subject to, the other terms and provisions of this Lease and Landlord's rights hereunder with respect to such areas. Except as specifically set forth in this Lease and in the Tenant Work Letter attached hereto as Exhibit D (the "TENANT WORK LETTER"), Landlord shall not be obligated to provide or pay for any improvement work or services related to the improvement of the Premises. Tenant also acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty regarding the condition of the Premises or the Project or with respect to the suitability of any of the foregoing for the conduct of Tenant's business, except as specifically set forth in this Lease and the Tenant Work Letter.

                  1.1.2 THE BUILDING AND THE PROJECT. The Premises will constitute the entire rentable square footage in the building set forth in
Section 6.2 of the Summary (the "BUILDING") to be constructed by Landlord, which Building is sometimes referred to herein as the "PHASE I BUILDING". The Building will be part of an office project known as "WESTSIDE MEDIA CENTER." The term "PROJECT," as used in this Lease, shall mean (i) the Building and the Common Areas, (ii) the land (which will be improved with landscaping, subterranean parking facilities and other improvements) upon which the Building and the Common Areas will be located, (iii) the other office building commonly known as the TCI Studios Building and located adjacent to the Building at 12312 West Olympic Boulevard and the other office building to be constructed by Landlord and to be located adjacent to the Building at 12100 West Olympic Boulevard (which building is sometimes referred to herein as the "PHASE II BUILDING") and the land upon which such adjacent office buildings are or will be located, and (iv) at Landlord's discretion, any additional real property, areas, land, buildings or other improvements added to the areas encompassed by the Project site plan or added outside the Project site plan, subject to the restrictions in Section 1.1.3 applicable to Common Areas which shall also apply to such added space and so long as the addition of such space to the Project does not materially increase Tenant's obligations or costs hereunder.

                  1.1.3 COMMON AREAS. Tenant shall have the non-exclusive right to use in common with other tenants in the Project, and subject to the Rules and Regulations referred to in Article 5 of this Lease, those portions of the Project which are provided, from time to time, for use in common by Landlord, Tenant and any other tenants of the Project (such areas, together with such other portions of the Project designated by Landlord, in its good faith discretion, including certain areas designated for the exclusive use of certain tenants, or to be shared by Landlord and certain tenants (except for areas that may be used for retail space, kiosks and storage areas), are collectively referred to herein as the "COMMON AREAS"). Notwithstanding the foregoing, Landlord acknowledges and agrees that, subject to the terms and conditions of any applicable Underlying Documents (as defined in Section 5 hereof) and Landlord's reasonable rules and regulations, Tenant shall have the right from time to time throughout the Lease Term, in compliance with all Applicable Laws and at no additional cost (except as otherwise provided below), to use that portion of the Common Area designated by Landlord from time to time throughout the Term of this Lease to hold special events (which are not more frequent than once per month and do not last longer than four
(4) hours each) subject to the following conditions: (i) Tenant shall be responsible, at its sole cost and expense, for the removal of trash and debris created as a result of any such use; (ii) any such use will not interfere unreasonably with any other tenant's use of the Project and, in this regard, Tenant's use of such portion of the Common Areas shall be subject to scheduling such use with any other tenant's use of the Common Areas; (iii) Tenant shall provide Landlord with at least ten (10) days' advance written notice of any such use of the Common Areas; and (iv) Tenant's indemnification and insurance obligations in Article 10 of this Lease shall be fully applicable to Tenant's use of the Common Areas. Except as otherwise provided in this Lease, the manner in which the Common Areas are maintained and operated shall be at the sole discretion of Landlord and the use thereof shall be subject to the Rules and Regulations, which Rules and Regulations shall not be unreasonably or discriminatorily modified or enforced in a manner which will materially interfere with the conduct of Tenant's Permitted Use from the Premises or Tenant's use of the Project parking facility. So long as Landlord provides Tenant with prior written notice (provided that such notice shall not be required in the event of an emergency), Landlord, in Landlord's prudent business judgment, reserves the right to close temporarily, make alterations or additions to, or change the location of elements of the Project and the Common Areas; provided, however, that Landlord shall use commercially reasonable efforts to not materially interfere with the conduct of Tenant's Permitted Use from the Premises or Tenant's use of the Project parking facility in exercising such reserved rights hereunder. Notwithstanding anything above to the contrary, Landlord shall maintain and operate the Project in a manner consistent with that of other first-class, mid-rise office buildings in Santa Monica, California, which are comparable in terms of size (from 100,000 to 350,000 square feet), quality of construction, appearance, , and quality of common area improvements (the "COMPARABLE BUILDINGS"). Except when and where Tenant's right of access is specifically excluded as the result of (i) an emergency,
(ii) a requirement by Applicable Laws, or (iii) a specific provision set forth in this Lease, Tenant shall have the right of access to the Premises, the Building, and the Project parking facility twenty-four (24) hours per day, seven (7) days per week during the "LEASE TERM," as that term is defined in Section 2.1 of this Lease.

         1.2 VERIFICATION OF SQUARE FOOTAGE. For purposes of this Lease, "rentable square feet" and "usable square feet" of the initial Premises, the Project, and the "Expansion Space," as that term is defined in Section 1.3 of this Lease, shall be calculated pursuant to Standard Method of Measuring Floor Area in Office Building, ANSI Z65.1 - 1996 ("BOMA"). Within thirty (30) days after the Lease Commencement Date for the initial Premises or the Expansion Space Commencement Date for the Expansion Space, as the case may be, Landlord's space planner/architect shall measure the rentable and usable square feet of the initial Premises and/or the Expansion Space, as the case may be, and such measurement shall be made in accordance with the provisions of this Section 1.2. Upon such measurement, all amounts, percentages and figures appearing or referred to in this Lease based upon an incorrect amount (including, without limitation, the amount of the Rent, the Parking Pass Ratio, the stated amount of the Security L-C, the stated amount of the Promissory Note L-C, the stated amount of the Additional Security L-C (if any), the stated amount of the Additional Promissory Note L-C (if any), and Tenant's Contribution (from Landlord's Loan and Landlord's Additional Loan, if any)) shall be modified in accordance with such determination. Tenant shall have the right, exercisable within thirty (30) days after its written receipt of such determination by Landlord's space planner/architect, to remeasure the initial Premises or such Expansion Space within such thirty
(30) day period. Landlord shall have ten (10) business days after its receipt of the results of such remeasurement to either (i) accept Tenant's remeasurement determination in writing, in which event all amounts, percentages and figures appearing or referred to in this Lease based upon an incorrect amount (including, without limitation, the amount of the Rent, the Parking Pass Ratio, the stated amount of the Security L-C, the stated amount of the Promissory Note L-C, the stated amount of the Additional Security L-C (if any), the stated amount of the Additional Promissory Note L-C (if any), and Tenant's Contribution (from Landlord's Loan and Landlord's Additional Loan, if any)) shall be modified in accordance with such determination, or
(ii) reject Tenant's determination in which event such dispute will be resolved by arbitration pursuant to Section 29.29 hereof. Upon the resolution of such dispute by arbitration pursuant to Section 29.29 hereof, (i) all amounts, percentages and figures appearing or referred to in this Lease based upon an incorrect amount (including, without limitation, the amount of the Rent, the Parking Pass Ratio, the stated amount of the Security L-C, the stated amount of the Promissory Note L-C, the stated amount of the Additional Security L-C (if any), the stated amount of the Additional Promissory Note L-C (if any), and Tenant's Contribution (from Landlord's Loan and Landlord's Additional Loan, if any)) shall be modified in accordance with such determination, and (ii) any payments due to Landlord from Tenant based upon the amount of square feet contained in the Premises shall be proportionally, retroactively (to the point of the applicable verification initiating such process) and prospectively reduced or increased, as appropriate, to reflect the actual number of square feet as property remeasured under the BOMA standard. In any event, upon reaching a final determination, it will be confirmed in writing by Landlord and Tenant.

         1.3 EXPANSION SPACE. Subject to the terms hereof, Landlord hereby grants to the Tenant named in this Lease (the "ORIGINAL TENANT") and any Affiliate (as defined in Section 14.6) which is the transferee of the Original Tenant's entire interest in this Lease, the right to lease all of the rentable square feet of space located in the Phase II Building (to be constructed (subject to the terms and conditions hereof) by Landlord and to be located adjacent to the Building and addressed at 12100 West Olympic Boulevard)).

                  1.3.1 METHOD OF EXERCISE. The expansion option contained in this Section 1.3 shall be exercised only by the Original Tenant (and any Affiliate of the Original Tenant which is the transferee of the Original Tenant's entire interest in this Lease) and only in the following manner. Tenant shall deliver Notice (the "EXPANSION EXERCISE NOTICE") to Landlord on or before June 30, 2000 stating that Tenant is exercising its option and, concurrently with such notice, provide Landlord with (i) the additional letters of credit described in Section 1.3.2 below and (ii) Tenant's Form 10-Q for the fourth (4th) quarter of the calendar year 1999 (i.e., the months of October, November and December), together with Tenant's financial statements for the calendar year 1999 evidencing the Financial Condition criteria described below (collectively, the "FINANCIAL INFORMATION"). Unless Tenant's Form 10-Q for the last quarter of the calendar year 1999 indicates that Tenant's "Net Sales" (as defined in the Form 10-Q) are greater than Eighty-Four Million Five Hundred Thousand Dollars ($84,500,000.00) and the equity market capitalization of the Tenant (defined as the Tenant's closing price of its common stock multiplied by the number of shares of common stock outstanding) as calculated on the date of the Expansion Exercise Notice is greater than Three Billion Dollars ($3,000,000,000.00) (collectively, the "FINANCIAL CONDITION"), then Tenant's expansion option contained herein shall, unless Landlord otherwise expressly notifies Tenant in writing within ten (10) days after Landlord's receipt of Tenant's Expansion Exercise Notice (and Tenant's Financial Information), forever be null and void and Landlord shall return to Tenant any promissory notes and letters of credit provided by Tenant to Landlord pursuant to Section 1.3.2 hereof with respect to the Expansion Space. In the event that, concurrently with Tenant's exercise of Tenant's expansion right set forth herein Tenant has satisfied the Financial Condition, then the terms and conditions of Tenant's lease of the Expansion Space shall be as provided in this Section 1.3 below.

                  1.3.2 ADDITIONAL LETTERS OF CREDIT AND ADDITIONAL PROMISSORY NOTE.

                        1.3.2.1 DELIVERY OF THE ADDITIONAL SECURITY L-C.
         Tenant shall deliver to Landlord, concurrently with Tenant's delivery of the Expansion Exercise Notice to Landlord, an unconditional, irrevocable letter of credit with a term of at least three hundred sixty-four (364) days (the "ADDITIONAL SECURITY L-C") in the initial amount ("ADDITIONAL SECURITY L-C INITIAL STATED AMOUNT") of Seven Million Five Hundred Thousand Dollars ($7,500,000.00). The Additional Security L-C shall be issued by Imperial Bank or such other bank subject to Landlord's reasonable approval, and which Additional Security L-C shall be in substantially the same form as the Security L-C provided by Tenant to Landlord pursuant to Section 21.1 hereof or otherwise in a form and content subject to Landlord's reasonable approval; provided, however, unless and until Tenant delivers the Additional Security L-C and the Additional Promissory Note L-C in accordance with this Section 1.3.2, the Additional Security L-C shall not include any schedule of increases and/or decreases. In any event, Landlord and Tenant acknowledge and agree that the sum of the Additional Security L-C and the Additional Promissory Note L-C (as defined below), as and to the extent delivered by Tenant to Landlord, will equal Fifteen Million Dollars ($15,000,000.00) and that the increases and decreases in the amounts of the same during the Lease Term will be calculated in a manner consistent with the calculation of the increases and decreases of the Security L-C and the

         Promissory Note L-C, or if Tenant does not deliver the Additional Promissory Note L-C, and Landlord elects to keep the Expansion Lease in effect, the Additional Security L-C shall remain in an amount equal to $7,500,000.00 throughout the Lease Term. Tenant shall pay all expenses, points and/or fees incurred by Tenant in obtaining the Additional Security L-C. Notwithstanding anything above to the contrary, and subject to the terms hereof, the Additional Security L-C Initial Stated Amount shall be increased and decreased in the amounts and on the dates to be set forth in the Additional Security L-C (and substantially in accordance with the Security L-C (provided by Tenant to Landlord pursuant to Section 21.1 hereof)); provided, however, that notwithstanding anything above to the contrary, if Tenant is in Default under this Lease, the then Additional Security L-C Stated Amount shall not thereafter be reduced, unless and until such Default shall have been fully cured pursuant to the terms of this Lease, at which time the Additional Security L-C Stated Amount may be reduced as described in the Additional Security L-C. Notwithstanding the foregoing, Landlord acknowledges and agrees that Tenant shall have the right, from time to time throughout the Term of this Lease, to post a substitute letter of credit for the Additional Security L-C required hereunder, the form and substance of which substitute letter of credit shall be subject to Landlord's reasonable approval and the terms of this Section 1.3.2.1. Upon Tenant's written request from time to time, Landlord shall provide Tenant with a letter confirming the then Additional Security L-C Stated Amount (including the amount of any actual increases and reductions with respect thereto).

                           1.3.2.2 APPLICATION OF THE ADDITIONAL SECURITY L-C. The Additional Security L-C shall be held by Landlord as additional security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the initial Lease Term. The Additional Security L-C shall not be mortgaged, assigned or encumbered in any manner whatsoever by Tenant without the prior written consent of Landlord. If Tenant Defaults with respect to any provisions of this Lease, including, but not limited to, the provisions relating to the payment of Rent, or if Tenant fails to renew the Additional Security L-C at least thirty (30) days before its expiration, Landlord may, but shall not be required to, draw upon all or any portion of the Additional Security L-C for payment of any Rent or any other sum in default, or for the payment of any amount that Landlord may reasonably spend or may become obligated to spend by reason of Tenant's Default, or to compensate Landlord for any other loss or damage that Landlord may suffer by reason of Tenant's Default. The use, application or retention of the Additional Security L-C, or any portion thereof, by Landlord shall not (a) prevent Landlord from exercising any other right or remedy provided by this Lease or by law, it being intended that Landlord shall not first be required to proceed against the Additional Security L-C, nor (b) operate as a limitation on any recovery to which Landlord may otherwise be entitled. Any amount of the Additional Security L-C which is drawn upon by Landlord, but is not used or applied by Landlord shall be held by Landlord and deemed a additional security deposit (the "ADDITIONAL SECURITY L-C SECURITY DEPOSIT"); provided, however, that Landlord shall also have the right to transfer any amount that is so drawn upon by Landlord to a Pledged Account pursuant to a Pledge and Security Agreement (described in Section 21.1 hereof) and substantially in the form of Exhibit K (with reasonable modifications to reflect the terms hereof)), attached hereto and incorporated herein by this reference and any amounts held in the Pledged Account shall be deemed to be a Additional Security L-C Security Deposit for purposes of this Lease. If any portion of the Additional Security
         L-C is drawn upon, Tenant shall, within ten (10) days after written demand therefor, either (i) deposit cash with Landlord (which cash shall be applied by Landlord to the Additional Security L-C Security Deposit) in an amount sufficient to cause the sum of the Additional Security L-C Security Deposit and the amount of the remaining Additional Security L-C to be equivalent to the amount of the Additional Security L-C then required under this Lease or (ii) reinstate the Additional Security L-C to the amount then required under this Lease, and any remaining Additional Security L-C Security Deposit shall be returned to Tenant within ten (10) days thereafter.
         If any portion of the Additional Security L-C Security Deposit is used or applied, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord (which cash shall be applied by Landlord to the Additional Security L-C Security Deposit) in an amount sufficient to restore the Additional Security L-C
         Security Deposit to the amount then required under this Lease, and Tenant's failure to do so shall be a Default under this Lease.
         Tenant acknowledges that Landlord has the right to transfer or mortgage its interest in the Project and the Building and in this Lease and Tenant agrees that in the event of any such transfer or mortgage, Landlord shall have the right to transfer or assign the Additional Security L-C Security Deposit and/or the Additional
         Security L-C to the transferee or mortgagee, and in the event of such transfer, Tenant shall look solely to such transferee or mortgagee for the return of the Additional Security L-C Security Deposit and/or the Additional Security L-C. The Additional Security
         L-C Security Deposit and/or the Additional Security L-C, or any balance thereof, shall either be drawn upon and applied by Landlord in accordance with the terms hereof or shall be returned to Tenant within thirty (30) days following the expiration or earlier termination of the Lease. Tenant acknowledges and agrees that the Additional Security L-C constitutes a separate and independent contract between Landlord and the issuing bank, that Tenant is not a third party beneficiary of such contract, and that Landlord's claim under the Additional Security L-C for the full amount due and owing thereunder shall not be, in any way, restricted, limited, altered or impaired by virtue of any provision of the Bankruptcy Code, including, but not limited to, Section 502(b)(6) of the Bankruptcy Code.

                           1.3.2.3 ADDITIONAL PROMISSORY NOTE. Concurrent with delivery of the Expansion Exercise Notice to Landlord, Landlord shall, subject to the terms hereof, loan to Tenant an amount up to Thirty Dollars ($30.00) per usable square foot of the Expansion Space and the commission owed to the Cresa Partners pursuant to the Brokerage Agreement for the Expansion Space ("LANDLORD'S ADDITIONAL LOAN") which loan shall be solely used by Tenant, and shall only be disbursed by Landlord, for the purpose of (i) paying the brokers pursuant to the Written Agreement described in Section 29.20 hereof pertaining to the Expansion Space (which written Agreement will be attached to EXHIBIT J on or before December 23, 1999 and shall be in commercially reasonable form and shall provide for the calculation and payment of the commission due to Tenant's Broker for the Expansion Space in a manner consistent with the commission due to Tenant's Broker for the initial Premises (i.e., a four percent (4%) commission over the first (1st) five (5) years of the Expansion Space Lease, and a two percent (2%) commission over the second (2nd) five (5) years of the Expansion Space Lease), and (ii) funding "TENANT'S CONTRIBUTION," as that term is defined in Section 2.1 of the Tenant

         Work Letter pertaining to the Expansion Space. The Landlord's Additional Loan shall be evidenced by a promissory note substantially in the form of Exhibit I attached hereto and incorporated herein by this reference (the "ADDITIONAL PROMISSORY NOTE"), which Additional Promissory Note shall be secured by the Additional Promissory Note L-C (as further described below). Upon Tenant's written request, Landlord shall provide Tenant with a letter confirming the remaining principal balance under the Additional Promissory Note.

                           1.3.2.4 DELIVERY OF ADDITIONAL PROMISSORY NOTE. Tenant shall execute and deliver the Additional Promissory Note to Landlord within thirty (30) days of Tenant's delivery of the Expansion Exercise Notice to Landlord, and, provided Landlord has provided an accurate form of such Additional Promissory Note to Tenant within ten
         (10) days after its receipt of the Expansion Exercise Notice, if Tenant does not timely deliver such Additional Promissory Note to Landlord, Landlord shall no longer be responsible to make Landlord's Additional Loan to Tenant; provided however, Tenant shall become obligated to pay, as additional rent under the Expansion Space Lease, the amounts which would otherwise be due under such Additional Promissory Note.

                           1.3.2.5 DELIVERY OF THE ADDITIONAL PROMISSORY NOTE L-C. Tenant shall deliver to Landlord, on or before that date which is one hundred twenty (120) days after Tenant's delivery of the Expansion Exercise Notice to Landlord, an unconditional, irrevocable letter of credit with a term of at least three hundred sixty-four (364) days (the "ADDITIONAL PROMISSORY NOTE L-C") in an initial amount (the "ADDITIONAL PROMISSORY NOTE L-C INITIAL STATED AMOUNT") equal to Fifteen Million Dollars ($15,000,000.00) minus the amount of the Additional Security L-C (the exact amount of each of the Additional Security L-C and the Additional Promissory Note L-C shall be determined by Landlord in a manner consistent with that used in determining the amount of the Security L-C and the Promissory Note L-C). The Additional Promissory Note L-C shall be issued by Imperial Bank or such other bank subject to Landlord's reasonable approval, which Additional Promissory Note L-C shall be in substantially the same form as the Promissory Note L-C provided by Tenant to Landlord pursuant to Section 21.2 hereof or otherwise in a form and content subject to Landlord's reasonable approval. Tenant shall pay all expenses, points and/or fees incurred by Tenant in obtaining the Additional Promissory Note L-C. Notwithstanding anything above to the contrary, and subject to the terms hereof, the Additional Promissory Note L-C Stated Amount shall, throughout the Lease Term, based on a full advance under the Additional Promissory Note, be increased and decreased in accordance with the schedule to be set forth in the Additional Promissory Note L-C (and substantially in accordance with the Promissory Note L-C); provided however that, notwithstanding anything above to the contrary, if Tenant is in Default under this Lease, the then Stated Amount shall not thereafter be reduced, unless and until such Default shall have been fully cured pursuant to the terms of this Lease, at which time the Stated Amount may be reduced as hereinabove described. Upon Tenant's written request from time-to-time, Landlord shall provide Tenant with a letter confirming the then Additional Promissory Note L-C Stated Amount (including the amount of any actual increases and reductions with respect thereto).

                           1.3.2.6 APPLICATION OF THE ADDITIONAL PROMISSORY NOTE L-C. The Additional Promissory Note L-C shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of the Additional Promissory Note to be kept and performed by Tenant. The Additional Promissory Note L-C shall not be mortgaged, assigned or encumbered in any manner whatsoever by Tenant without the prior written consent of Landlord. If Tenant Defaults with respect to any provisions of the Additional Promissory Note or this Lease or if Tenant fails to renew the Additional Promissory Note L-C at least thirty (30) days before expiration, Landlord may, but shall not be required to, draw upon all or any portion of the Additional Promissory Note L-C and extinguish all or any portion of the amount of the Additional Promissory Note; provided, however, that Landlord shall also have the right to transfer any amount that is so drawn upon by Landlord to a Pledged Account pursuant to the Pledge and Security Agreement (substantially in the form of Exhibit K, with reasonable modifications to reflect the terms hereof). The use, application or retention of the Additional Promissory Note L-C, or any portion thereof, by Landlord shall not (a) prevent Landlord from exercising any other right or remedy provided by this Lease or by law, it being intended that Landlord shall not first be required to proceed against the Additional Promissory Note L-C, nor (b) operate as a limitation on any recovery to which Landlord may otherwise be entitled. Tenant acknowledges that Landlord has the right to transfer or mortgage its interest in the Project and the Building and in this Lease and Tenant agrees that in the event of any such transfer or mortgage, Landlord shall have the right to transfer or assign the Additional Promissory Note L-C to the transferee or mortgagee, and in the event of such transfer, Tenant shall look solely to such transferee or mortgagee for the return of the Additional Promissory Note L-C. Tenant acknowledges and agrees that the Additional Promissory Note L-C constitutes separate and independent contract between Landlord and the issuing bank, that Tenant is not a third party beneficiary of such contract, and that Landlord's claim under the Additional Promissory Note L-C for the full amount due and owing thereunder shall not be, in any way, restricted, limited, altered or impaired by virtue of any provision of the Bankruptcy Code, including, but not limited to, Section 502(b)(6) of the Bankruptcy Code. So long as Tenant's obligations under the Additional Promissory Note have been satisfied in full by Tenant, Landlord shall, upon the date of such satisfaction, return the Additional Promissory Note and the Additional Promissory Note L-C to Tenant.

                  1.3.3 EXPANSION RENT. The "Rent," as such term is defined in Section 4.1 of this Lease, payable by Tenant for the Expansion Space leased by Tenant (the "EXPANSION RENT") per rentable square foot shall be the sum of Tenant's Share of Direct Expenses for the Expansion Space, and the Base Rent, which Base Rent shall be in an amount equal to (i) $3.50 per rentable square foot of the Expansion Space, which amount shall be increased by four percent (4%) on the first day of each Lease Year for the Lease Term commencing on the first day of the third Lease Year, and then shall be reduced by (ii) $0.882 per rentable square foot of the Expansion Space and the appropriate Additional Promissory Note payment per rentable square foot of the Expansion Space to produce the Base Rent per rentable square foot of the Expansion Space for each Lease Year of the Lease Term. For example, if the Expansion Space Commencement Date occurs during the second Lease Year of the Lease Term, the Base Rent for the Expansion Space shall be $3.50 per rentable square foot of the Expansion Space, which amount shall be increased by 4% commencing on the first day of the third Lease Year, and then reduced by $0.882 and reduced by the appropriate Additional Promissory Note payment per rsf of the Expansion Space to produce the appropriate Base Rent per rsf of the Expansion Space for such Lease Year of the Lease Term.

                  1.3.4 CONSTRUCTION AND DELIVERY OF EXPANSION SPACE. The time to design and construct the tenant improvements in such Expansion Space without the payment of rent shall be determined in accordance with Section
1.3.8 of this Lease, and the construction of improvements in the Expansion Space shall comply with the terms, covenants and conditions of Exhibit D. The delivery of the Expansion Space to Tenant shall be subject to the terms and conditions of Section 2.3 hereof. Upon Landlord's receipt of Tenant's Expansion Exercise Notice (and upon Tenant's satisfaction of the Financial Condition), Landlord shall commence to use commercially reasonable efforts to
(i) obtain all necessary governmental approvals and entitlements pertaining to Landlord's construction of the Phase II Building, (ii) effect a relocation of any existing tenants occupying that portion of the Project comprising the Phase II Building such that Landlord is able to commence construction of the Phase II Building and (iii) once items (i) and (ii) are satisfied, to complete the Phase II Building. Landlord acknowledges and agrees that within five (5) business days after Tenant's written request, Landlord shall provide Tenant with updates pertaining to Landlord's progress in the design and construction of the Phase II Building.

                  1.3.5    AMENDMENT TO LEASE.

                           1.3.5.1 IN GENERAL. If Tenant timely exercises Tenant's right to lease the Expansion Space as set forth herein, Landlord and Tenant shall, within thirty (30) days thereafter, execute an amendment (the "EXPANSION SPACE AMENDMENT") adding such Expansion Space to this Lease upon the same terms, covenants and conditions as the initial Premises, except as otherwise set forth in this Section 1.3 and in this Lease. Notwithstanding the foregoing, Landlord may, at its sole option, require that a separate lease be executed by Landlord and Tenant in connection with Tenant's lease of the Expansion Space, in which event such lease (the "EXPANSION SPACE LEASE") shall be on the same terms, covenants and conditions as the initial Premises, except as provided in this Section 1.3 and in this Lease. Landlord and Tenant shall use commercially reasonable efforts to cause the Expansion Space Lease, if applicable, to be executed by Landlord and Tenant within thirty (30) days following Tenant's exercise of its right to lease the Expansion Space.

                           1.3.5.2 TERM. Subject to Section 1.3.8 below, Tenant shall commence payment of Rent for the Expansion Space and the term of the Expansion Space shall commence on the earlier to occur of (i) the date Tenant opens for business in the Expansion Space or (ii) the date which is later to occur of (1) the date of the expiration of the "CONSTRUCTION PERIOD," as that term is defined in Section 1.2 of the Tenant Work Letter or (2) the date Landlord has substantially completed the base building for the Expansion Space (as described in Section 1.2 of the Tenant Work Letter), subject to punchlist items only, and has obtained a temporary or permanent Certificate of Occupancy for the Expansion Space (the "EXPANSION SPACE COMMENCEMENT DATE"). The Lease Term of the Expansion Space shall expire on the "Lease Expiration Date," as such term is defined in Section 7.3 of the Summary.

                  1.3.6 NO DEFAULTS. The rights contained in this Section 1.3 shall be personal to the Original Tenant and may only be exercised by the Original Tenant and any Affiliate which is the transferee of Original Tenant's entire interest in this Lease (and not any assignee, sublease or other transferee of the Original Tenant's interest in this Lease). The right to lease Expansion Space as provided in this Section 1.3 may not be exercised if, as of the date of the attempted exercise of the expansion option by Tenant, or as of the scheduled date of delivery of such Expansion Space to Tenant, Tenant is in "Default," as that term is defined in Article 19 of this Lease.

                  1.3.7 COMMON OWNERSHIP. Landlord and Tenant acknowledge that it is Landlord's current intention to cause the ownership of the Phase I Building and the Phase II Building to be held by the same entity. If, however, at any time during the Lease Term or any Option Term, Landlord determines to separate ownership of the two (2) buildings or to separately finance the two (2) buildings (where the lender requires separate documentation), Tenant agrees, at Landlord's sole cost, to promptly after request from Landlord, execute commercially reasonable documents (which shall not materially increase Tenant's obligations or costs pertaining to the space leased to Tenant hereunder) in order to separate Tenant's lease of the initial Premises from the Expansion Space (to the extent the Expansion Space was previously added to the Premises by the Expansion Space Amendment). Any such documentation shall be on the exact same terms as specified in this Lease but as applicable to the relevant portion of the Premises.

                  1.3.8 FAILURE OF LANDLORD TO DELIVER Expansion SPACE BY THE EXPANSION OUTSIDE DELIVERY DATE.

                        1.3.8.1 EXPANSION OUTSIDE DELIVERY DATE. If Landlord does not cause the Expansion Space to comply with the Initial Delivery Condition (as defined in Section 1.2 of the Tenant Work Letter) by that date which is twenty-four (24) months after the later of (A) June 30, 2000, and (B) Landlord's receipt of Tenant's Expansion Exercise Notice (the "EXPANSION OUTSIDE DELIVERY DATE") (as such Expansion Outside Delivery Date may be extended by the number of days of "Force Majeure delays" (as defined in Section 29.13 of this Lease) (provided, however, that in no event shall the Expansion Outside Delivery Date be extended on account of any such Force Majeure delays by more than ninety (90)
         days) and by the number of days of any "Expansion Tenant Delays" (as defined in Section 1.3.8.4 below) pursuant to Section 1.3.8.4 below), then Tenant shall have the right to deliver a notice to Landlord (a "EXPANSION TERMINATION NOTICE") electing to terminate this Lease as to the Expansion Space only (such portion of the Lease to be known as the "EXPANSION LEASE") effective upon the date occurring five (5) business days following receipt by Landlord of the Termination Notice (the "EXPANSION EFFECTIVE DATE"). The Expansion Termination Notice must be delivered by Tenant to Landlord, if at all, not earlier than the Expansion Outside Delivery Date (as the same may be extended pursuant to the terms of Section 1.3.8.3 below) nor later than fifteen (15) business days after the Expansion Outside Delivery Date; provided, however, the Tenant shall have the right to send a Notice at any time prior to the Expansion Outside Delivery Date, requesting Landlord whether the Initial Delivery Condition will, in Landlord's general contractor's reasonable good faith estimation, occur by the Expansion Outside Delivery Date ("TENANT'S EXPANSION REQUEST NOTICE") and

         Landlord shall respond to Tenant's Expansion Request Notice within ten
         (10) business days after Landlord's receipt thereof ("LANDLORD'S EXPANSION RESPONSE NOTICE"). If Landlord's Expansion Response Notice indicates that the Initial Delivery Condition will not, in such contractor's reasonable good faith estimation, occur by the Expansion Outside Delivery Date (or such later date to extent the Expansion Outside Delivery Date is extended by Force Majeure delays and Tenant Delays) taking into account Landlord's good faith estimate of the actions that Landlord can take to accelerate the date of completion of construction of Landlord's work described in Exhibit D, then Tenant shall have the right to deliver the Expansion Termination Notice electing to terminate the Expansion Lease (effective upon the date occurring five (5) business days following receipt by Landlord of the Expansion Termination Notice), which Expansion Termination Notice must be delivered by Tenant to Landlord, if at all, not later than fifteen
         (15) business days after Tenant's receipt of Landlord's Expansion Response Notice; provided further, however, that in no event will Landlord be liable to Tenant if Landlord's Expansion Response Notice indicates that the Initial Delivery Condition will occur by the Expansion Outside Delivery Date and the same does not occur to the extent that Landlord's Expansion Response Notice (and the information contained therein) was determined in good faith by Landlord's general contractor. The effectiveness of any such Expansion Termination Notice delivered by Tenant to Landlord shall be governed by the terms of this
         Section 1.3.8. Within thirty (30) days after the Effective Date, Landlord shall, so long as Tenant is not in Default under this Lease, reimburse to Tenant the costs incurred by Tenant on account of the actual, documented and reasonable fees of its attorneys, the Architect, the Engineers and project consultant upon presentation to Landlord of paid invoices reflecting such costs incurred and paid by Tenant, not to exceed, collectively, Three Hundred Fifty Thousand Dollars ($350,000.00).

                           1.3.8.2 EXTENSION OF EXPANSION OUTSIDE DELIVERY DATE AFTER DELIVERY OF THE EXPANSION TERMINATION NOTICE. If Tenant delivers a Termination Notice to Landlord, then Landlord shall have the right to suspend the occurrence of the Expansion Effective Date for a period ending thirty (30) days after the Expansion Effective Date by delivering to Tenant, prior to the Expansion Effective Date, a certificate of Landlord's contractor that it is such contractor's best good faith judgment that the Initial Delivery Condition will occur within thirty (30) days after the Expansion Effective Date (the "TERMINATION EXTENSION NOTICE"). If the Initial Delivery Condition occurs prior to the expiration of such thirty-day period, then the Expansion Termination Notice shall of no force or effect, but if the Initial Delivery Condition does not occur within such thirty-day period, then the Expansion Lease shall terminate upon the expiration of such thirty-day period.

                           1.3.8.3 EXTENSION OF EXPANSION OUTSIDE DELIVERY DATE PRIOR TO THE DELIVERY OF EXPANSION TERMINATION NOTICE. Additionally, if an Expansion Termination Notice has not been delivered by Tenant to Landlord and, prior to the Expansion Outside Delivery Date, Landlord determines that the Initial Delivery Condition will not occur by the Expansion Outside Delivery Date, Landlord shall have the right to deliver a written Notice ("LANDLORD'S EXPANSION EXTENSION NOTICE") to Tenant stating Landlord's opinion as to the date by which the Initial Delivery Condition shall occur, and Tenant shall be required, within ten (10) business days after receipt of such Notice, to deliver a Notice to Landlord pursuant to which Tenant shall elect to either terminate the Expansion

         Lease, in which case the Expansion Lease shall immediately terminate and be of no further force and effect, or to agree to extend the Expansion Outside Delivery Date to that date set forth in such notice delivered by Landlord. Failure by Tenant to deliver such Notice or to so elect shall be deemed Tenant's agreement to extend the Expansion Outside Delivery Date set forth in Landlord's Notice to Tenant, but only to the extent that Landlord's Expansion Extension Notice includes the language set forth in the immediately following sentence: Tenant's failure to terminate the Expansion Lease within ten (10) business days after Tenant's receipt of this Notice shall be automatically deemed Tenant's consent to extend the Expansion Outside Delivery Date to the date selected by Landlord in Landlord's Expansion Extension Notice. If Tenant agrees to extend the Expansion Outside Delivery Date, Landlord shall have a continuing right to deliver a Notice to Tenant which requests Tenant to so elect to either terminate the Expansion Lease or to further extend the Expansion Outside Delivery Date as set forth in this
         Section 1.3.8.3, above, until the occurrence of the Initial Delivery Date or until the Expansion Lease is terminated. Upon the delivery of an Expansion Termination Notice by Tenant pursuant to Section
         1.3.8.1 in connection with the Expansion Outside Delivery Date extended pursuant to this Section 1.3.8.3, Landlord shall also have the same right to deliver the Termination Extension Notice as to the new Expansion Outside Delivery Date, as set forth in Section 1.3.8.2, above.

                           1.3.8.4 OTHER TERMS. The Expansion Effective Date and the Expansion Outside Delivery Date shall be extended to the extent of any delays beyond the reasonable control of Landlord, including any Force Majeure delay (but in no event shall the Expansion Effective Date and the Expansion Outside Delivery Date be extended on account of any such Force Majeure events by more than ninety (90) days), and any "EXPANSION TENANT DELAYS." For purposes hereof, the term "EXPANSION TENANT DELAYS" shall mean any actual delays preventing the Initial Delivery Condition to occur by the Expansion Outside Delivery Date to the extent resulting from (i) material and unreasonable interference by Tenant or Tenant's Agents with the substantial completion of the base building for the Expansion Space (as described in Section 1.1 with Tenant Work Letter) or any portion thereof, which interference relates to access by Landlord to the Expansion Space or Expansion Space facilities or service and utilities during normal construction hours or the use thereof during normal construction hours or (ii) a material breach by Tenant of a provision of the Tenant Work Letter. Notwithstanding anything above to the contrary, if Landlord contends that a Force Majeure event or an Expansion Tenant Delay has occurred, Landlord shall notify Tenant in writing of the event which constitutes such a Force Majeure event or an Expansion Tenant Delay. If such actions, inaction or circumstance described in the notice which constitute an Expansion Tenant Delay ("LANDLORD EXPANSION DELAY NOTICE") are not cured by Tenant within one (1) business day of Tenant's receipt of the Landlord Expansion Delay Notice and if such action, inaction or circumstance otherwise qualifies as an Expansion Tenant Delay, then an Expansion Tenant Delay shall be deemed to have occurred commencing as of the date of Tenant's receipt of the Landlord
         Expansion Delay Notice and ending as of the date such Expansion
         Tenant Delay ends. If the circumstance set forth in Landlord's Expansion Delay Notice describes a Force Majeure event and such circumstance qualifies as a Force Majeure event, then a Force
         Majeure event shall be deemed to have occurred commencing as of the date of Tenant's receipt of the Landlord's Expansion Delay Notice and ending as of the date such Force Majeure event ends. From time to time, Landlord and Tenant shall confirm in writing the amount of Force Majeure events and Expansion Tenant Delays to enable each party to determine the actual Expansion Outside Delivery Date and the date by which Tenant must deliver an Expansion Termination
         Notice. Upon any termination as set forth in this Section 1.3.8, except as provided in the last sentence of Section 1.3.8.1 above, Landlord and Tenant shall be relieved from any and all liability to each other resulting under the Expansion Lease except that Landlord shall return to Tenant any promissory notes and letters of credit pertaining to the Expansion Space. Tenant's rights to terminate the Expansion Lease, as set forth in this Section 1.3.8, shall be Tenant's sole and exclusive remedy at law or in equity for the failure of the Expansion Space to comply with the Initial Delivery Condition by the Expansion Outside Delivery Date.

                  1.3.9 ADDITIONAL CONDITIONS/LIQUIDATED DAMAGES. NOTWITHSTANDING ANYTHING ABOVE TO THE CONTRARY, TENANT ACKNOWLEDGES AND AGREES THAT, IN THE EVENT THE ADDITIONAL PROMISSORY NOTE L-C IS NOT DELIVERED BY THAT DATE WHICH IS ONE HUNDRED TWENTY (120) DAYS AFTER TENANT'S DELIVERY OF THE EXPANSION EXERCISE NOTICE TO LANDLORD (THE "ADDITIONAL L-C DELIVERY CONDITION") THEN LANDLORD SHALL HAVE THE OPTION, IN LANDLORD'S SOLE AND ABSOLUTE DISCRETION, TO BE EXERCISED, IF AT ALL, ON OR BEFORE THAT DATE WHICH IS ONE HUNDRED THIRTY-FIVE (135) DAYS AFTER TENANT'S DELIVERY OF THE EXPANSION EXERCISE NOTICE TO LANDLORD, TO (A) TERMINATE THE EXPANSION LEASE, IN WHICH EVENT, (I) TENANT ACKNOWLEDGES THAT LANDLORD SHALL NOT, IN ANY EVENT, BE OBLIGATED TO DISBURSE, FROM LANDLORD'S ADDITIONAL LOAN, THE SECOND HALF OF THE COMMISSION OWING TO TENANT'S BROKER PERTAINING TO THE EXPANSION SPACE, AND TENANT SHALL BE FULLY RESPONSIBLE FOR THE PAYMENT OF SUCH PORTION OF SUCH COMMISSIONS THAT MAY BE OWED TO TENANT'S BROKER, (II) TENANT SHALL IMMEDIATELY REIMBURSE TO LANDLORD ANY AMOUNTS PREVIOUSLY DISBURSED BY LANDLORD FROM LANDLORD'S ADDITIONAL LOAN FOR TENANT'S CONTRIBUTION DISBURSEMENT TOWARD THE TENANT IMPROVEMENTS PERTAINING TO THE EXPANSION SPACE, AND (III) TENANT SHALL IMMEDIATELY PAY TO LANDLORD AN AMOUNT EQUAL TO SEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($7,500,000.00) (AND LANDLORD MAY DRAW ON THE SECURITY L-C AND/OR THE ADDITIONAL SECURITY L-C TO SATISFY ALL OR A PORTION OF SUCH AMOUNT) OR (B) KEEP THE EXPANSION LEASE AND ALL COLLATERAL DOCUMENTS (INCLUDING THE PROMISSORY NOTE) IN FULL FORCE AND EFFECT IN WHICH EVENT (I) TENANT ACKNOWLEDGES AND AGREES THAT LANDLORD SHALL HAVE NO OBLIGATION TO DISBURSE LANDLORD'S ADDITIONAL LOAN PERTAINING TO TENANT'S CONTRIBUTION DISBURSEMENT AND LANDLORD SHALL HAVE NO OBLIGATION TO CONTRIBUTE ANY AMOUNT TOWARD THE COST OF THE TENANT IMPROVEMENTS PERTAINING TO THE EXPANSION SPACE (THE TOTAL COST OF WHICH SHALL BE TENANT'S RESPONSIBILITY, AT TENANT'S

COST AND EXPENSE), (II) TENANT SHALL IMMEDIATELY PAY $7,500,000.00 TO LANDLORD (AND LANDLORD MAY DRAW UPON THE SECURITY L-C AND/OR THE ADDITIONAL SECURITY L-C TO SATISFY ALL OR A PORTION OF SUCH AMOUNT BUT TENANT SHALL NOT THEN BE REQUIRED TO REPLENISH ANY LETTER OF CREDIT AMOUNTS DRAWN UPON BY LANDLORD), (III) TENANT SHALL IMMEDIATELY REIMBURSE TO LANDLORD ANY AMOUNTS PREVIOUSLY DISBURSED BY LANDLORD FROM LANDLORD'S ADDITIONAL LOAN FOR TENANT'S CONTRIBUTION DISBURSEMENT TOWARD THE TENANT IMPROVEMENTS PERTAINING TO THE EXPANSION SPACE, AND (IV) LANDLORD SHALL NOT, IN ANY EVENT, BE OBLIGATED TO DISBURSE FROM LANDLORD'S ADDITIONAL LOAN, THE SECOND HALF OF THE COMMISSION OWING TO TENANT'S BROKER PERTAINING TO THE EXPANSION SPACE AND TENANT SHALL BE FULLY RESPONSIBLE FOR THE PAYMENT OF SUCH PORTION OF SUCH COMMISSIONS THAT MAY BE OWED TO TENANT'S BROKER (IN EACH INSTANCE THE OBLIGATIONS AND RIGHTS OF LANDLORD AND TENANT UNDER ITEMS (A) AND (B) ABOVE SHALL BE KNOWN COLLECTIVELY AS THE "LIQUIDATED DAMAGES"); PROVIDED, HOWEVER THAT TENANT SHALL HAVE NO OBLIGATION TO DELIVER THE ADDITIONAL PROMISSORY NOTE L-C TO LANDLORD UPON SATISFACTION OF TENANT'S OBLIGATIONS IN THIS SECTION 1.3.9(B). LANDLORD'S FAILURE TO NOTIFY TENANT OF LANDLORD'S ELECTION ON OR BEFORE THAT DATE WHICH IS ONE HUNDRED THIRTY-FIVE (135) DAYS AFTER TENANT'S DELIVERY OF THE EXPANSION EXERCISE NOTICE TO LANDLORD SHALL BE DEEMED TO CONSTITUTE LANDLORD'S ELECTION TO PROCEED UNDER THE OPTION SET FORTH IN SUBSECTION (A) ABOVE. LANDLORD AND TENANT HAVE DISCUSSED THE POSSIBLE CONSEQUENCES TO LANDLORD IF THE ADDITIONAL L-C DELIVERY CONDITION IS NOT SATISFIED BY TENANT IN STRICT ACCORDANCE WITH THE TERMS HEREOF. ACCORDINGLY, BY THEIR INITIALS BELOW, LANDLORD AND TENANT ACKNOWLEDGE AND AGREE THAT LANDLORD'S DAMAGES IN THE EVENT OF SUCH DEFAULT BY TENANT WOULD BE EXTREMELY DIFFICULT OR IMPOSSIBLE TO DETERMINE AND THAT THE AMOUNT OF "LIQUIDATED DAMAGES" SET FORTH HEREIN IS LANDLORD'S AND TENANT'S BEST ESTIMATE OF THE DAMAGES LANDLORD WOULD SUFFER IN THE EVENT OF TENANT'S DEFAULT WITH RESPECT TO THE ADDITIONAL L-C DELIVERY CONDITION, AND THAT SUCH ESTIMATE IS REASONABLE UNDER THE CIRCUMSTANCES EXISTING ON THE EFFECTIVE DATE OF THIS LEASE.



         -------------------                         -----------------
         Landlord's Initials                         Tenant's Initials

                                    ARTICLE 2

                                   LEASE TERM

         2.1 INITIAL LEASE TERM. The terms and provisions of this Lease with respect to all of the rentable square footage of the Building shall be effective as of the date of this Lease. The term of this Lease (the "LEASE TERM") shall be as set forth in Section 7.1 of the Summary and shall commence on the earlier to occur of (i) the date Tenant opens for business in the Premises or (ii) the date which is later to occur of (1) the date of the expiration of the "CONSTRUCTION PERIOD," as that term is defined in Section
1.2 of the Tenant Work Letter or (2) the date Landlord has substantially completed the Base Building, subject to punchlist items only, and has obtained a temporary or permanent Certificate of Occupancy for the Building (the "LEASE COMMENCEMENT DATE") and shall terminate on the date (the "LEASE EXPIRATION DATE") set forth in Section 7.3 of the Summary, unless this Lease is sooner terminated or extended as hereinafter provided. For purposes of this Lease, the term "LEASE YEAR" shall mean each consecutive twelve (12) month period during the Lease Term; provided, however, that the first Lease Year shall commence on the Lease Commencement Date and end on the last day of the eleventh month thereafter and the second and each succeeding Lease Year shall commence on the first day of the next calendar month; and further provided that the last Lease Year shall end on the Lease Expiration Date. Within six (6) months following the Lease Commencement Date, Landlord shall deliver to Tenant a Notice (the "NOTICE OF LEASE TERM DATES") in the form as set forth in Exhibit C, attached hereto, which Notice Tenant shall execute and return to Landlord within ten (10) business days of receipt thereof (provided that if said Notice is not factually correct, then Tenant shall make such changes as are necessary to make the Notice factually correct and shall thereafter execute and return such Notice to Landlord within such ten
(10) business day period), and thereafter the dates set forth on such Notice shall be conclusive and binding upon Tenant and Landlord, unless Landlord within fifteen (15) business days following receipt of Tenant's changes sends a Notice to Tenant rejecting Tenant's changes, whereupon this procedure shall be repeated until the parties either (a) mutually agree upon the contents of Exhibit C, or (b) the contents are determined by arbitration pursuant to
Section 29.29, below. Failure of Tenant to timely execute and deliver the Notice of Lease Term Dates shall constitute an acknowledgment by Tenant that the statements included in such Notice are true and correct, without exception. In the event Landlord shall fail to send Tenant Notice of the occurrence of the Lease Commencement Date within six (6) months following the Lease Commencement Date, Tenant may send to Landlord Notice of the occurrence of the Lease Commencement Date substantially in the form of the attached hereto as Exhibit C, which Notice Landlord shall acknowledge by executing a copy of the Notice and returning it to Tenant (provided that if said Notice is not factually correct, the Landlord shall make such changes to the Notice as are necessary to make such Notice factually correct, which revised Notice shall thereafter be subject to the procedure for finalization set forth in this Section 2.1).

         2.2      OPTION TERM.

                  2.2.1 OPTION RIGHT. Subject to the terms hereof, Landlord hereby grants Tenant two (2) options to extend the Lease Term with respect to the entire Premises (including both the Phase I Building and to the extent leased by Tenant hereunder, the Phase II Building) for a period of five (5) years each (each, an "OPTION TERM"), which options shall be exercisable only by Notice delivered by Tenant to Landlord as provided below, provided that, as of the date of delivery of such Notice, Tenant is not in Default under this Lease. Upon the proper exercise of the applicable option to extend, and provided that, as of the end of the initial Lease Term, or prior Option Term, as applicable, Tenant is not in Default under this Lease, the Lease Term, as it applies to the Premises, shall be extended for a period of five (5) years. The rights contained in this Section 2.2 may only be exercised by the Original Tenant or any Affiliate (as defined in Section 14.6) or any Transferee of the Original Tenant's (or such Affiliate's) entire interest under this Lease permitted under the terms of this Lease, provided Original Tenant or such Affiliate or such approved Transferee occupies at least sixty percent (60%) of the Premises.

                  2.2.2 OPTION RENT. The rent payable by Tenant during an Option Term (the "OPTION RENT") shall be equal to the Fair Market Rental Rate for the Premises; however in no event shall the average annual Fair Market Rental Rate (adjusted to reflect a net vs. gross basis and calculated on an effective rate basis taking into consideration and spreading free rent and any other monetary concessions over the Option Term in equal installments) be less than a minimum Base Rent (the "Minimum Base Rent") which is an amount equal to (i) the then current Base Rent per rentable square foot of the Premises, as of the last day of the initial Lease Term or first Option Term , as the case may be, plus the then current payment of interest and principal due under the Promissory Note (calculated per rentable square foot of the Premises), as of the last day of the initial Lease Term or first Option Term, as the case may be, plus $0.882, which resultant amount shall be increased by four percent (4%) on the first day of each Lease Year for the applicable Option Term, and then shall be reduced by (ii) $0.882per rentable square foot of the Premises. For example, during the first Option Term, the Fair Market Rent calculated on an average annual net, effective rate basis shall not be less than $3.03 (the Base Rent per rsf of the Premises on the last day of the initial Lease Term) plus $0.899 (the Promissory Note Payment per rsf for the Premises on the last day of the initial Lease Term) plus $0.882, which results in a $4.811 figure, which $4.811 figure shall be increased by 4% commencing on the first day of the first Lease Year of the first Option Term, and then reduced by $0.882 to produce the appropriate Minimum Base Rent per rentable square foot of the Premises for the Fair Market Rent for the first Option Term. Accordingly, if it is determined that the Option Rent is the Minimum Base Rent, then the rent payable during the Option Term shall be the Minimum Base Rent which shall include the four percent (4%) increase which shall occur on the first day of each Lease Year of Option Term

                  2.2.3 EXERCISE OF OPTION. Each option contained in this
Section 2.2 shall be exercised by Tenant, if at all, only in the manner set forth in this Section 2.2.3. In order to exercise the option, Tenant shall deliver Notice (the "EXERCISE NOTICE") to Landlord not less than eighteen
(18) months prior the expiration of the then Lease Term, stating that Tenant is exercising its option. Provided that Tenant timely delivers the Exercise Notice, Landlord shall deliver Notice (the "OPTION RENT NOTICE") to Tenant of the Option Rent not later than thirty (30) days after Landlord's receipt of Tenant's Exercise Notice. Within thirty (30) days following Tenant's receipt of Landlord's Option Rent Notice, Tenant shall either accept or reject the Option Rent contained in the Option Rent Notice (provided that Tenant may not reject the Option Rent if it is the Minimum Base Rent), by delivering Notice thereof to Landlord; provided, however, in the event Tenant does not affirmatively accept or reject the Option Rent specified in the Option Rent Notice before the expiration of such thirty (30) day period, the Fair Market Rental Rate shall be determined as set forth in Section 2.2.4, below. Tenant shall not be entitled to exercise the second (2nd) extension option unless Tenant has properly and timely exercised the first (1st) extension option. Nothing herein shall be deemed to entitle Tenant to extend the Lease Term beyond the second (2nd) Option Term.

                  2.2.4 DETERMINATION OF OPTION RENT. In the event Tenant timely and appropriately objects to or does not accept the Option Rent, Landlord and Tenant shall attempt to agree upon the Fair Market Rental Rate for the Premises, using reasonable good-faith efforts. If Landlord and Tenant fail to reach agreement within thirty (30) days following Tenant's objection or deemed objection to the Option Rent (the "OUTSIDE AGREEMENT DATE"), then the applicable Fair Market Rental Rate submitted by each of the parties within ten (10) days following the Outside Agreement Date, shall be submitted to the arbitrators pursuant to the provisions of this Section 2.2.4 such submittal shall be submitted to arbitration in accordance with Sections
2.2.4.1 through 2.2.4.7 of this Lease, but subject to the conditions, when appropriate, of Section 2.2.2 and 2.2.3.

                           2.2.4.1 Landlord and Tenant shall each appoint one arbitrator who shall by profession be a real estate broker, appraiser or attorney who shall have been active over the five (5) year period ending on the date of such appointment in the leasing (or appraisal, as the case may be) of first class office properties in the Los Angeles County (including Santa Monica and West Los Angeles), California area. The determination of the arbitrators shall be limited solely to the issue area of whether Landlord's or Tenant's submitted Fair Market Rental Rate, is the closest to the actual Fair Market Rental Rate as determined by the arbitrators, taking into account the requirements of
         Section 2.2.5 of this Lease. Each such arbitrator shall be appointed within fifteen (15) days after the applicable Outside Agreement Date. Landlord and Tenant may consult with their selected arbitrators prior to appointment and may select an arbitrator who is favorable to their respective positions. The arbitrators so selected by Landlord and Tenant shall be deemed "ADVOCATE ARBITRATORS."

                           2.2.4.2 The two Advocate Arbitrators so appointed shall be specifically required pursuant to an engagement letter within ten (10) days of the date of the appointment of the last appointed Advocate Arbitrator agree upon and appoint a third arbitrator ("NEUTRAL ARBITRATOR") who shall be qualified under the same criteria set forth hereinabove for qualification of the two Advocate Arbitrators except that neither the Landlord or Tenant or either parties Advocate Arbitrator may, directly or indirectly, consult with the Neutral Arbitrator prior or subsequent to his or her appearance. The Neutral Arbitrator shall be retained via an engagement letter jointly prepared by Landlord's counsel and Tenant's counsel.

                           2.2.4.3 The three arbitrators shall within thirty
         (30) days of the appointment of the Neutral Arbitrator reach a decision as to Fair Market Rental Rate and determine whether the Landlord's or Tenant's determination of Fair Market Rental Rate as submitted pursuant to Section 2.2.3 or 2.2.4 of this Lease is closest to Fair Market Rental Rate as determined by the arbitrators and simultaneously publish a ruling ("AWARD") indicating whether Landlord's or Tenant's submitted Fair Market Rental Rate is closest to the Fair Market Rental Rate as determined by the arbitrators. Following notification of the Award, the Landlord's or Tenant's submitted Fair Market Rental Rate determination, whichever is selected by the arbitrators as being closest to Fair Market Rental Rate shall become the then applicable Fair Market Rental Rate.

                           2.2.4.4 The Award issued by the majority of the three arbitrators shall be binding upon Landlord and Tenant.

                           2.2.4.5 If either Landlord or Tenant fail to appoint an Advocate Arbitrator within fifteen (15) days after the applicable Outside Agreement Date, either party may petition the presiding judge of the Superior Court of Los Angeles County to appoint such Advocate Arbitrator subject to the criteria in Section 2.2.4.1 of this Lease, or if he or she refuses to act, either party may petition any judge having jurisdiction over the parties to appoint such Advocate Arbitrator.

                           2.2.4.6 If the two Advocate Arbitrators fail to agree upon and appoint the Neutral Arbitrator, then either party may petition the presiding judge of the Superior Court of Los Angeles County to appoint the Neutral Arbitrator, subject to criteria in Section 2.2.4.1 of this Lease, or if he or she refuses to act, either party may petition any judge having jurisdiction over the parties to appoint such arbitrator.

                           2.2.4.7 The cost of arbitration shall be paid by Landlord and Tenant equally.

                  2.2.5 FAIR MARKET RENTAL RATE. The "FAIR MARKET RENTAL RATE" shall be equal to the rent (including additional rent), including all escalations, at which tenants, pursuant to leases or related agreements (i) which are executed prior to the commencement of the Option Term, but no more than twelve (12) months prior to the commencement of the Option Term and (ii) which have a term which is reasonably anticipated to commence within the six
(6) month period immediately preceding the commencement of the Option Term, are leasing non-sublease, non-equity, non-renewal (but only to the extent Tenant is not represented by a real estate broker with respect to the option), non-encumbered space comparable in size (provided, however, that if there does not exist at least two (2) such leases that are for space greater than 100,000 rentable square feet in size, then leases that are for space at least 75,000 rentable square feet in size shall be considered), location and quality to the Premises, for a similar lease term, in an arms length transaction, which comparable space is located in the Project and in the Comparable Buildings ("COMPARABLE TRANSACTIONS") taking into consideration the following concessions; provided, however, that in the event that the Premises includes the Expansion Space then (i) the "twelve (12)" and "six
(6)" month periods provided above shall be deemed to be "eighteen (18)" and "twelve (12)" months, respectively, and (ii) the numbers "100,000" and "75,000" shall be deemed to be "200,000" and "150,000," respectively: (a) rental abatement concessions, if any, being granted such tenants in connection with such comparable space, (b) tenant improvements or allowances provided or to be provided for such comparable space, (c) the amount of available parking for Tenant, and (d) all other monetary and non-monetary concessions, if any, being granted such tenants in connection with such Comparable Transactions; provided, however, that notwithstanding anything to the contrary herein, no consideration shall be given to (1) the fact that Landlord is or is not required to pay a real estate brokerage commission in connection with the applicable term or the fact that the Comparable Transactions do or do not involve the payment of real estate brokerage commissions, and (2) any period of rental abatement, if any, granted to tenants in Comparable Transactions in connection with the design, permitting and construction of tenant improvements in such comparable spaces. In analyzing such comparable spaces, the arbitrators shall give due consideration to the method by which the square footage of such space has been calculated. The Fair Market Rental Rate shall additionally include a determination as to whether, and if so to what extent, Tenant must provide Landlord with financial security, such as a letter of credit or guaranty, for Tenant's Rent obligations during the term. Such determination shall be made by reviewing the extent of financial security then generally being imposed in Comparable Transactions from tenants of comparable financial condition and credit history to the then existing financial condition and credit history of Tenant (with appropriate adjustments to account for differences in the then-existing financial condition of Tenant and such other tenants). If in determining the Fair Market Rental Rate, Tenant is deemed to be entitled to a tenant improvement or comparable allowance for the improvement of the Premises (the total dollar value of such allowance, the "OPTION TERM TI ALLOWANCE"), Landlord may, at Landlord's sole option, elect any or a portion of the following: (A) to grant some or all of the excess Option Term TI Allowance to Tenant as a lump sum payment to Tenant, and/or (B) in lieu of making a lump sum payment (or portion thereof) to Tenant, to reduce the rental rate component of the Fair Market Rental Rate to be an effective rental rate which takes into consideration that Tenant will not receive a payment of such excess Option Term TI Allowance, or portion thereof (in which case the excess Option Term TI Allowance, or portion thereof, evidenced in the effective rental rate shall not be paid to Tenant). Notwithstanding anything above to the contrary, Landlord and Tenant acknowledge and agree that Landlord shall have the right, in Landlord's good faith discretion, to adjust the economic components of the rent in the Comparable Transactions to reflect triple net economic components so that an "apples-to-apples" comparison analysis can be made.

         2.3 FAILURE OF LANDLORD TO DELIVER PREMISES BY THE PREMISES OUTSIDE DELIVERY DATE.

                  2.3.1 OUTSIDE DELIVERY DATE. Notwithstanding anything in
Section 2.1 to the contrary, if Landlord does not cause the Initial Delivery Dates (as defined in Section 1.2 of the Tenant Work Letter) to occur by March 1, 2001 (the "PREMISES OUTSIDE DELIVERY DATE") (as such Premises Outside Delivery Date may be extended by the number of days of Force Majeure delays (provided, however, that in no event shall the Premises Outside Delivery Date be extended on account of any such Force Majeure delays by more than ninety
(90) days) and by the number of days of any Tenant Delays (as defined in
Section 2.3.4 below) pursuant to Section 2.3.4 below), then Tenant shall have the right to deliver a notice to Landlord (a "TERMINATION NOTICE") electing to terminate this Lease effective upon the date occurring five (5) business days following receipt by Landlord of the Termination Notice (the "EFFECTIVE DATE"). The Termination Notice must be delivered by Tenant to Landlord, if at all, not earlier than the Premises Outside Delivery Date (as the same may be extended pursuant to the terms of Section 2.3.3 below) nor later than fifteen
(15) business days after the Premises Outside Delivery Date; provided, however, the Tenant shall have the right to send a Notice at any time prior to the Premises Outside Delivery Date, requesting Landlord whether the Initial Delivery Dates will, in Landlord's general contractor's reasonable good faith estimation, occur by the Premises Outside Delivery Date ("TENANT'S REQUEST NOTICE") and Landlord shall respond to Tenant's Request Notice within ten (10) business days after Landlord's receipt thereof ("LANDLORD'S RESPONSE NOTICE"). If Landlord's Response Notice indicates that the Initial Delivery Dates will not, in such contractor's reasonable good faith estimation, occur by the Premises Outside Delivery Date (or such later date to extent the Premises Outside Delivery Date is extended by Force Majeure delays and Tenant Delays) taking into account Landlord's good faith estimate of the actions that Landlord can take to accelerate the date of completion of construction of Landlord's work described in Exhibit D, then Tenant shall have the right to deliver the Termination Notice electing to terminate this Lease (effective upon the date occurring five (5) business days following receipt by Landlord of the Termination Notice), which Termination Notice must be delivered by Tenant to Landlord, if at all, not later than fifteen (15) business days after Tenant's receipt of Landlord's Response Notice; provided further, however, that in no event will Landlord be liable to Tenant if Landlord's Response Notice indicates that the Initial Delivery Date will occur by the then Premises Outside Delivery Date and the same does not occur to the extent that Landlord's Response Notice (and the information contained therein) was determined in good faith by Landlord's general contractor. The effectiveness of any such Termination Notice delivered by Tenant to Landlord shall be governed by the terms of this
Section 2.3. Within thirty (30) days after the Effective Date, Landlord shall, so long as Tenant is not in Default under this Lease, reimburse to Tenant the costs incurred by Tenant on account of the actual, documented and reasonable fees of its attorneys, the Architect, the Engineers and project consultant upon presentation to Landlord of paid invoices reflecting such costs incurred and paid by Tenant, not to exceed, collectively, Five Hundred Thousand Dollars ($500,000.00).

                  2.3.2 EXTENSION OF PREMISES OUTSIDE DELIVERY DATE AFTER DELIVERY OF THE TERMINATION NOTICE. If Tenant delivers a Termination Notice to Landlord, then Landlord shall have the right to suspend the occurrence of the Effective Date for a period ending thirty (30) days after the Effective Date by delivering to Tenant, prior to the Effective Date, a certificate of Landlord's contractor that it is such contractor's best good faith judgment that the applicable Initial Delivery Date will occur within thirty (30) days after the Effective Date (the "TERMINATION EXTENSION NOTICE"). If the Initial Delivery Dates occur prior to the expiration of such thirty-day period, then the Termination Notice shall of no force or effect, but if the Initial Delivery Dates do not occur within such thirty-day period, then this Lease shall terminate upon the expiration of such thirty-day period.

                  2.3.3 EXTENSION OF PREMISES OUTSIDE DELIVERY DATE PRIOR TO THE DELIVERY OF TERMINATION NOTICE. Additionally, if a Termination Notice has not been delivered by Tenant to Landlord and, prior to the Premises Outside Delivery Date, Landlord determines that the Initial Delivery Date will not occur by the Premises Outside Delivery Date, Landlord shall have the right to deliver a written Notice to Tenant stating Landlord's opinion as to the date by which the Initial Delivery Date shall occur, and Tenant shall be required, within ten (10) business days after receipt of such Notice, to deliver a Notice to Landlord pursuant to which Tenant shall elect to either terminate this Lease, in which case this Lease shall immediately terminate and be of no further force and effect, or to agree to extend the Premises Outside Delivery Date to that date set forth in such notice delivered by Landlord. Failure by Tenant to deliver such Notice or to so elect shall be deemed Tenant's agreement to extend the Premises Outside Delivery Date set forth in Landlord's Notice to Tenant, but only to the extent that Landlord's Notice includes the language set forth in the immediately following sentence:
Tenant's failure to terminate the Lease within ten (10) business days after Tenant's receipt of this Notice shall be automatically deemed Tenant's consent to extend the Premises Outside Delivery Date to the date selected by Landlord in Landlord's Notice. If Tenant agrees to extend the Premises Outside Delivery Date, Landlord shall have a continuing right to deliver a Notice to Tenant which requests Tenant to so elect to either terminate this Lease or to further extend the Premises Outside Delivery Date as set forth in this Section 2.3.3, above, until the occurrence of the Initial Delivery Dates or until this Lease is terminated. Upon the delivery of a Termination Notice by Tenant pursuant to Section 2.3.1 in connection with the Premises Outside Delivery Date extended pursuant to this
Section 2.3.3, Landlord shall also have the same right to deliver the Termination Extension Notice as to the new Premises Outside Delivery Date, as set forth in Section 2.3.2, above.

                  2.3.4 OTHER TERMS. The Effective Date and the Premises Outside Delivery Date shall be extended to the extent of any delays beyond the reasonable control of Landlord, including any such delay due to a "FORCE MAJEURE" event, as that term is defined in Section 29.13 hereof (but in no event shall the Effective Date and the Premises Outside Delivery Date be extended on account of any such Force Majeure events by more than ninety (90)
days), and any "TENANT DELAYS." For purposes hereof, the term "TENANT DELAYS" shall mean any actual delays preventing the Initial Delivery Dates to occur by the Premises Outside Delivery Date to the extent resulting from (i) material and unreasonable interference by Tenant or Tenant's Agents with the substantial completion of the Base Building for the Premises or any portion thereof, which interference relates to access by Landlord to the Building or Building facilities or service and utilities during normal construction hours or the use thereof during normal construction hours or (ii) a material breach by Tenant of a provision of the Tenant Work Letter. Notwithstanding anything above to the contrary, if Landlord contends that a Force Majeure event or a Tenant Delay has occurred, Landlord shall notify Tenant in writing of the event which constitutes such a Force Majeure event or a Tenant Delay. If such actions, inaction or circumstance described in the notice which constitute a Tenant Delay ("LANDLORD DELAY NOTICE") are not cured by Tenant within one (1) business day of Tenant's receipt of the Landlord Delay Notice and if such action, inaction or circumstance otherwise qualifies as a Tenant Delay, then a Tenant Delay shall be deemed to have occurred commencing as of the date of Tenant's receipt of the Landlord Delay Notice and ending as of the date such Tenant Delay ends. If the circumstance set forth in Landlord's Delay Notice describes a Force Majeure event and such circumstance qualifies as a Force Majeure event, then a Force Majeure event shall be deemed to have occurred commencing as of the date of Tenant's receipt of the Landlord's Delay Notice and ending as of the date such Force Majeure event ends. From time to time, Landlord and Tenant shall confirm in writing the amount of Force Majeure events and Tenant Delays to enable each party to determine the actual Premises Outside Delivery Date and the date by which Tenant must deliver a Termination Notice. Upon any termination as set forth in this Section 2.3, except as provided in the last sentence of Section 2.3.1 above, Landlord and Tenant shall be relieved from any and all liability to each other resulting hereunder except that Landlord shall return to Tenant any prepaid rent, promissory notes and letters of credit. Tenant's rights to terminate this Lease, as set forth in this Section 2.3, shall be Tenant's sole and exclusive remedy at law or in equity for the failure of the Initial Delivery Dates to occur as set forth above.

                                    ARTICLE 3

                                    BASE RENT

         Tenant shall pay, without notice or demand, to Landlord at the management office of the Project, or at such other place as Landlord may from time to time designate in writing, in the form of a check (which is drawn upon a bank which is located in the State of California), base rent ("BASE RENT") as set forth in Section 8 of the Summary, payable in equal monthly installments as set forth in Section 8 of the Summary in advance on or before the first day of each and every calendar month during the Lease Term, without any setoff or deduction whatsoever (except as specifically set forth in this Lease). If any Rent, payment date (including the Lease Commencement Date) falls on a day of a calendar month other than the first day of such calendar month or if any Rent payment is for a period which is shorter than one calendar month such as during the last month of the Lease Term, the Rent for any fractional calendar month shall accrue on a daily basis for the period from the date such payment is due to the end of such calendar month or to the end of the Lease Term at a rate per day which is equal to 1/365 of the Rent. All other payments or adjustments required to be made under the terms of this Lease that require proration on a time basis shall be prorated on the same basis.

                                    ARTICLE 4

                                 ADDITIONAL RENT

         4.1 ADDITIONAL RENT. In addition to paying the Base Rent specified in Article 3 of this Lease, Tenant shall pay as additional rent "TENANT'S SHARE" of the annual "DIRECT EXPENSES," as those terms are defined in Sections 4.2.5 and 4.2.1 of this Lease, respectively. Such additional rent, together with any and all other amounts payable by Tenant to Landlord, as additional rent or otherwise, pursuant to the terms of this Lease, shall be hereinafter collectively referred to as the "ADDITIONAL RENT." The Base Rent and Additional Rent are herein collectively referred to as the "RENT." All amounts due under this Article 4 as Additional Rent shall be payable in the same manner, time and place as the Base Rent. Without limitation on other obligations of Tenant and Landlord which shall survive the expiration of the Lease Term, the obligations of Tenant to pay the Additional Rent provided for in this Article 4 shall survive the expiration of the Lease Term and Landlord's obligation to refund to Tenant any overpayments of such Additional Rent shall survive the expiration of the Lease Term; provided, however, that any such payments made by Tenant of any Additional Rent or any refund to Tenant by Landlord of any overpayments of such Additional Rent shall not constitute a waiver by either Tenant or Landlord, as the case may be, of any amount that Tenant or Landlord (as the case may be) contend, now or in the future (subject to the limitations set forth in the Lease or under Applicable
Law) are in dispute.

         4.2 DEFINITIONS. As used in this Article 4, the following terms shall have the meanings hereinafter set forth:

                  4.2.1 "DIRECT EXPENSES" shall mean "Operating Expenses" and "Tax Expenses."

                  4.2.2 "EXPENSE YEAR" shall mean each calendar year in which any portion of the Lease Term falls, through and including the calendar year in which the Lease Term expires.

                  4.2.3 "OPERATING EXPENSES" shall, subject to Section 4.4.2, mean all expenses, costs and amounts of every kind and nature which Landlord shall pay or incur during any Expense Year because of or in connection with the ownership, management, maintenance, repair, replacement, restoration or operation of the Project or any portion thereof, all as determined in accordance with sound real estate management practices consistently applied, including, without limitation, any amounts paid or incurred for (i) the cost of supplying all utilities, the cost of operating, maintaining, repairing, replacing, renovating, complying with mandatory conservation measures in connection with, and managing the utility systems, mechanical systems, plumbing, sanitary and storm drainage systems, landscaping, communication systems, and escalator and elevator systems, and the cost of supplies, tools, equipment, maintenance, and service contracts incurred in connection therewith; (ii) the cost of licenses, certificates, permits and inspections, the cost of contesting the validity or applicability of any governmental enactments which are reasonably anticipated to reduce Operating Expenses, the costs incurred in connection with the implementation and operation of any governmentally mandated transportation management program or similar program or a municipal or public shuttle service or parking program, and any traffic or transportation-related fee imposed by any governmental authority, and the cost of reasonably contesting any fees or other charges imposed by any governmental authority in connection with any transportation management or similar program; (iii) the cost of all insurance carried in connection with the Project, or any portion thereof not, however, materially in excess of the types or amounts of insurance carried by landlords of Comparable Buildings for unusual or expensive coverages or endorsements such as earthquake and flood (provided, however, that Landlord's insurance shall be deemed to have satisfied such Comparable Buildings standard to the extent that other buildings comparable to the Building and owned by Landlord in Southern California, which buildings are subject to similar debt coverage terms and conditions, if any, are covered by substantially the same insurance coverage terms (i.e., coverage rate and deductible percentage(s)) as carried by Landlord hereunder); (iv) the cost of landscaping, relamping, and all supplies, tools, equipment and materials used in the operation, repair and maintenance of the Project, or any portion thereof; (v) the cost of parking area, operation, repair, restoration, and maintenance, including, but not limited to, resurfacing, repainting, restriping, and cleaning; (vi) fees, charges and other costs reasonably incurred, including a management fee equal to three and one-half percent (3.5%) of Landlord's gross rental revenue (including, without limitation, Base Rent, Additional Rent, parking fees, the promissory note payments, grossed up to take into account the free rent provided to Tenant hereunder) (or amounts in lieu thereof), consulting fees (including but not limited to any consulting fees incurred in connection with the procurement of insurance), legal fees and accounting fees, of all persons, contractors and consultants engaged by Landlord or otherwise reasonably incurred by Landlord in connection with the management, operation, administration, maintenance and repair of the Project; (vii) payments under any equipment rental agreements or management agreements (including the cost of any management fee and the fair rental value of any office space provided thereunder); (viii) wages, salaries and other compensation and benefits of all persons to the extent that such persons are engaged in the operation, maintenance, management, or security of the Project (provided that such persons hold a title generally considered to be no higher in rank than Project manager), or any portion thereof, including, but not limited to, employer's Social Security taxes, unemployment taxes or insurance, and any other taxes which may be levied on such wages, salaries, compensation and benefits; provided, that if any employees of the Project provide services for other projects, then a prorated portion of such employees' wages, benefits and taxes shall be included in Operating Expenses based on the portion of their working time devoted to the Project; (ix) payments, fees or charges under any present and future easement, license, operating agreement, declaration development agreement, covenants, conditions and restrictions, restrictive covenant, Underlying Documents (as defined in Article 5 hereof) or other instruments (including any amendments and modifications to any such instruments) pertaining to the sharing of costs by the Project (or any portion thereof) or otherwise, and any costs and expenses of any governmentally mandated assessments, impositions or charges affecting the Project including, but not limited to, any sewer connection and/or reconnection fees or assessments; (x) the cost of operation, repair, maintenance and replacement of all systems and equipment and components thereof; (xi) the cost of janitorial services, alarm and security service, window cleaning, trash removal, repair of wall and floor coverings, ceiling tiles and fixtures in lobbies, corridors, restrooms and other common or public areas or facilities, maintenance and replacement of curbs and walkways, repair to roofs and re-roofing; (xii) amortization over its reasonable useful life (including interest on the unamortized cost at a rate equal to the Interest Rate) of the cost of acquiring or the rental expense of personal property used in the maintenance, operation and repair of the Project, or any portion thereof; (xiii) the cost of Landlord's office and office operation for the Project and all supplies and materials used in connection therewith; (xiv) the cost of any capital repairs, replacements or other improvements made to the Project or other costs incurred in connection with the Project (A) which are intended to reduce Operating Expenses in connection with the operation or maintenance of the Project, or any portion thereof to the extent of cost savings reasonably anticipated by Landlord (based on sound documentation) at the time of such expenditure to be incurred in connection therewith, or (B) that are required under any Applicable Laws except for capital repairs, replacements or other improvements to remedy a condition existing on the Lease Commencement Date; provided, however, that any such permitted capital expenditure shall be amortized (with interest at a rate equal to the floating commercial loan rate announced from time to time by Bank of America, a national banking association, or its successor, as its prime rate, plus 2% per annum (the "INTEREST RATE")) over its reasonable useful life; and (xv) costs, fees, charges or assessments imposed by any federal, state or local government for fire and police protection, trash removal, community services, or other services, or street and other traffic improvements, which do not constitute "TAX EXPENSES", as that term is defined in Section 4.2.4, below. Notwithstanding the foregoing, for purposes of this Lease, Operating Expenses shall not, however, include (A) except as otherwise set forth above in this Section 4.2.3, principal payments, bad-debt expenses, depreciation, interest and amortization on mortgages, or ground lease payments, if any; (B) real estate brokers' leasing commissions; (C) the cost of providing any service directly to and paid directly by any tenant; (D) any costs expressly excluded from Operating Expenses elsewhere in this Lease; (E) costs of any items to the extent Landlord receives reimbursement from insurance proceeds (such proceeds to be excluded from Operating Expenses in the year in which received, except that any deductible amount under any insurance policy shall be included within Operating Expenses) or from a third party; (F) costs of capital improvements, repairs, alterations and equipment, except those set forth in this Section 4.2.3; (G) marketing costs, including leasing commissions, advertising and promotional expenses, space planning costs and attorneys' fees in connection with the negotiation and preparation of letters, deal memos, letters of intent, leases, and subleases and/or assignments incurred in connection with present or prospective tenants or other occupants of the Project, including attorneys' fees and other costs and expenditures incurred in connection with disputes with present or prospective tenants or other occupants of the Project; (H) costs, including permit, license and inspection costs and any allowances or other tenant improvement concessions, incurred or provided with respect to the design, construction and/or installation of other tenants' or occupants' improvements made for tenants or other occupants in the Project or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants in the Project (excluding, however, such costs relating to any Common Areas or Project parking facilities); (I) rentals and other related expenses incurred in leasing a heating, ventilation and air conditioning system, elevators, or other items (except equipment not affixed to the Project which is used in providing janitorial or similar services to the Project and, further excepting from this exclusion such equipment rented or leased to remedy or ameliorate an emergency condition in the Project) which if purchased, rather than rented, would constitute a capital improvement not included in Operating Expenses pursuant to this Lease; (J) depreciation, amortization and interest payments, except as specifically included in Operating Expenses pursuant to the terms of this Lease and, except on materials, tools, supplies and vendor-type equipment purchased by Landlord to enable Landlord to supply services Landlord might otherwise contract for with a third party, where such depreciation, amortization and interest payments would otherwise have been included in the charge for such third party's services, all as determined in accordance with sound real estate management principles, and when depreciation or amortization is permitted or required, the item shall be amortized over its reasonably anticipated useful life; (K) costs incurred by Landlord for alterations (including structural additions), repairs, equipment and tools which are of a capital nature and/or which are considered capital improvements or replacements under sound real estate management principles, except as specifically included in Operating Expenses pursuant to the terms of this Lease; (L) expenses in connection with services or other benefits which are not offered to Tenant or for which Tenant is charged for directly but which are provided to another tenant or occupant of the Project, without charge; (M) overhead and profit increment paid to Landlord or to the parent organization or to subsidiaries or affiliates of Landlord for goods and/or services in the Project to the extent the same exceeds the costs of such by unaffiliated third parties on a competitive basis; (N) advertising and promotional expenditures, and costs of signs in or on the Project identifying the owner of the Project or other tenants' signs; (O) to the extent applicable, electric power costs or other utility costs for which any tenant directly contracts with the local public service company (but Landlord shall have the right to "gross up" as if the floor was vacant); (P) tax penalties incurred as a result of Landlord's negligence, inability or unwillingness to make payments or file returns when due; (Q) legal fees and costs concerning the negotiation and preparation of this Lease or any litigation between Landlord and Tenant; (R) any reserves retained by Landlord; (S) costs arising from Landlord's charitable or political contributions; (T) costs associated with the operation of the business of the partnership or entity which constitutes the Landlord, as the same are distinguished from the costs of operation of the Project, including partnership accounting and legal matters, costs of defending any lawsuits with any mortgagee (except as the actions of the Tenant may be in issue), costs of selling, syndicating, financing, mortgaging or hypothecating any of the Landlord's interest in the Project, and costs incurred in connection with any disputes between Landlord and its employees, between Landlord and Project management, or between Landlord and other tenants or occupants; (U) the wages and benefits of any employee who does not devote substantially all of his or her employed time to the Project unless such wages and benefits are prorated to reflect time spent on operating and managing the Project vis-a-vis time spent on matters unrelated to operating and managing the Project; provided, that in no event shall Operating Expenses for purposes of this Lease include wages and/or benefits attributable to personnel above the level of Project manager, Project engineer and/or chief operating engineer; (V) except as set forth in items
(xii) and (xiv), above, late charges, penalties, liquidated damages, and interest; (W) amount paid as ground rental or as rental for the Project by the Landlord; (X) any compensation paid to clerks, attendants or other persons in commercial concessions operated by or on behalf of the Landlord;
(Y) all items and services for which Tenant or any other tenant in the Project is obligated to reimburse Landlord, provided that Landlord shall use commercially reasonable efforts to collect such reimbursable amounts, or which Landlord provides selectively to one or more tenants (other than Tenant) without reimbursement; (Z) costs, other than those incurred in ordinary maintenance and repair, for sculpture, paintings, fountains or other objects of art; (AA) fees and reimbursements payable to Landlord (including its parent organization, subsidiaries and/or affiliates) or by Landlord for management of the Project which exceed 3.5% of gross rental revenue (as described in Section 4.2.3(vi) above); (BB) rent for any office space occupied by Project management personnel to the extent the size or rental rate of such office space exceeds the size or fair market rental value of office space occupied by management personnel of the Comparable Buildings in the vicinity of the Building, with adjustment where appropriate for the size of the applicable project; (CC) all assessments and premiums which are not specifically charged to Tenant because of what Tenant has done, which can be paid by Landlord in installments, shall be paid by Landlord in the maximum number of installments permitted by law (except to the extent inconsistent with the general practice of the Comparable Buildings) and shall be included as Operating Expenses in the year in which the assessment or premium installment is actually paid; (DD) costs arising from the gross negligence or willful misconduct of Landlord or "Landlord Parties," as that term is defined in Section 10.1 of this Lease; (EE) costs incurred to comply with Applicable Law with respect to "Hazardous Material," as that term is defined in Section 29.25 of this Lease, which was in existence in the Building or on the Project prior to the Lease Commencement Date; and costs incurred with respect to Hazardous Material, which Hazardous Material is brought into the Building or onto the Project after the date hereof by Landlord or any other tenant of the Project or by anyone other than Tenant or Tenant Parties and is of such a nature, at that time, that a federal, state or municipal governmental or quasi-governmental authority, if it had then had knowledge of the presence of such Hazardous Material, in the state, and under the conditions, that it then exists in the Building or on the Project, would have then required the removal, remediation or other action with respect to such Hazardous Material; (FF) any entertainment, dining or travel expenses for any purpose; (GG) any finders fees, brokerage commissions, job placement costs or job advertising cost, other than with respect to a receptionist or secretary in the Project office, once per year; (HH) any above Building standard cleanup, including construction and special events cleanup (other than special events where Tenant is invited); (II) the cost of any training or incentive programs, other than for tenant life safety information services; (JJ) in-house legal and/or accounting (as opposed to office building bookkeeping) fees; (KK) in the event any facilities, services or utilities used in connection with the Project are provided from another building owned or operated by Landlord or vice versa, the costs incurred by Landlord in connection therewith shall be allocated to Operating Expenses by Landlord on a reasonably equitable basis; (LL) legal fees and costs, settlements, judgments or awards paid or incurred because of disputes between Landlord and Tenant, Landlord and other tenants or prospective occupants or prospective tenants/occupants or providers of goods and services to the Project; (MM) the costs of any flowers, gifts, balloons, etc. provided to any prospective tenants, Tenant, other tenants, and occupants of the Building, except to the extent such costs are customarily included in operating expenses by landlords of Comparable Buildings; (NN) costs incurred in connection with the original construction and development of the Project (including COSTS incurred in connection with the Underlying Documents) or in connection with any major change in the Project, such as adding or deleting floors; (OO) costs for which the Landlord is reimbursed, or would have been reimbursed if Landlord had carried the insurance Landlord is required to carry pursuant to this Lease or would have been reimbursed if Landlord had used commercially reasonable efforts to collect such amounts, by any tenant or occupant of the Project or by insurance from its carrier or any tenant's carrier; (PP) tax penalties; (QQ) [INTENTIONALLY OMITTED]; (RR) costs of correcting defects in the initial design and construction of the Project; (SS) costs reimbursed to Landlord under any warranty carried by Landlord for the Building and/or the Project, which warranties Landlord shall use commercially reasonable efforts to enforce; (TT) costs of magazine and newspaper subscriptions to the extent not customary in Comparable Buildings; (UU) costs of third party non-tenant parties; (VV) costs of specialty clubs and services not provided or offered to Tenant without charge; (WW) costs associated with material portions of the Common Areas dedicated for the exclusive use of other tenants of the Project, except to the extent Tenant is given its pro-rata share (rentable square feet in the Premises in relation to the rentable square feet in the Project) of comparable Common Areas; and (XX) costs due to violations of the Underlying Documents. Any refunds or discounts actually received by Landlord for any category of Operating Expenses shall reduce Operating Expenses in the applicable Expense Year (pertaining to such Category of Operating Expenses) Landlord shall not make any profit by charging items to Operating Expenses that are otherwise also charged separately to others. Landlord shall not collect Operating Expenses from Tenant and all other tenants/occupants in the Project in an amount in excess of what Landlord incurred for the items included in Operating Expenses.

                  4.2.4 "TAX EXPENSES" shall mean all federal, state, county, or local governmental or municipal taxes, fees, charges or other impositions of every kind and nature, whether general, special, ordinary or extraordinary (including, without limitation, real estate taxes, general and special assessments, transit taxes or charges, business or license taxes or fees, annual or periodic license or use fees, open space charges, housing fund assessments, leasehold taxes or taxes based upon the receipt of rent, including gross receipts or sales taxes applicable to the receipt of rent, unless required to be paid by Tenant, personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, systems and equipment, appurtenances, furniture and other personal property used in connection with the Project), which Landlord shall pay or incur during any Expense Year (without regard to any different fiscal year used by such governmental or municipal authority) because of or in connection with the ownership, leasing and operation of the Project.

                           4.2.4.1 Tax Expenses shall include, without
limitation:

                           (a) Except as provided in Section 4.8 below, any assessment, reassessment, tax, fee, levy or charge in addition to, or in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June 1978 election ("PROPOSITION 13") and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, conservation, refuse removal and for other governmental services formerly provided without charge to property owners or occupants, and, in further recognition of the decrease in the level and quality of governmental services and amenities as a result of Proposition 13, Tax Expenses shall, except as otherwise expressly provided below, also include any governmental or private assessments or other charges, costs or impositions or the Project's contribution towards a governmental or private cost-sharing agreement for the purpose of augmenting or improving the quality of services and amenities normally provided by governmental agencies. It is the intention of Tenant and Landlord that all such new and increased assessments, taxes, fees, levies, and charges and all similar assessments, taxes, fees, levies and charges be included within the definition of Tax Expenses for purposes of this Lease;

                           (b) Any assessment, tax, fee, levy, or charge allocable to or measured by the area of the Premises or the rent payable hereunder, including, without limitation, any business or gross income tax or excise tax with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof;

                           (c) Any assessment, tax, fee, levy or charge, upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises; and

                           (d) Any tax on the Rent, right to Rent or any other income from the Project, or any portion thereof, or as against the business of leasing the Project, or any portion thereof;.

                           4.2.4.2 Any expenses incurred by Landlord in attempting to protest, reduce or minimize Tax Expenses if Landlord has a reasonable expectation of achieving a reduction in excess of the expenses incurred shall be included in Operating Expenses in the Expense Year such expenses are paid. Tax refunds shall be deducted from Tax Expenses in the applicable Expense Year. All special assessments which may be paid in installments shall be paid by Landlord in the maximum number of installments permitted by law and not included in Tax Expenses except in the year in which the assessment is actually paid; provided, however, that if the prevailing practice in comparable buildings located in the vicinity of the Project is to pay such assessments on an early basis, and Landlord pays the same on such basis, such assessments shall be included in Tax Expenses in the year paid by Landlord.

                           4.2.4.3 Notwithstanding anything to the contrary contained in this Section 4.2.4 (except as set forth in Section 4.2.4.1 or levied in whole or part in lieu of Tax Expenses), there shall be excluded from Tax Expenses (i) all excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state income taxes, and other taxes to the extent applicable to Landlord's general or net income (as opposed to rents, receipts or income attributable to operations at the Project), (ii) any items included as Operating Expenses, (iii) any items paid by Tenant under Section 4.5 of this Lease, (iv) any tax penalties, (v) any amounts payable directly by Tenant or other tenants, and (vi) costs and assessments relating to the initial construction and development of the Project (including entitlements).

                  4.2.5 "TENANT'S SHARE" shall mean the percentage set forth in Section 9.1 of the Summary. Tenant's Share was calculated by multiplying the number of rentable square feet of the Premises by 100 and dividing the product by the total rentable square feet in the Building. In the event either the Building is expanded or reduced, Tenant's Share shall be appropriately adjusted, and, as to the Expense Year in which such change occurs, Tenant's Share for such year shall be determined on the basis of the number of days during such Expense Year that each such Tenant's Share was in effect.

         4.3      CALCULATION AND PAYMENT OF ADDITIONAL RENT.

                  4.3.1 STATEMENT OF ACTUAL DIRECT EXPENSES AND PAYMENT BY TENANT. As soon as reasonably possible following the end of each Expense Year, Landlord shall give to Tenant a statement (the "STATEMENT"), which Statement shall state, on a line-item by line-item basis, the Direct Expenses incurred or accrued for such preceding Expense Year. Upon receipt of the Statement for each Expense Year ending during the Lease Term, Tenant shall pay, within thirty (30) days after receipt of such Statement, Tenant's Share of Direct Expenses for such Expense Year, less the amounts, if any, paid during such Expense Year as "ESTIMATED EXPENSES," as that term is defined in
Section 4.3.2, below. In the event the Statement indicates that the amounts paid by Tenant for such Expense Year as Estimated Expenses is in excess of Tenant's Share of Direct Expenses for such Expense Year, Landlord shall pay to Tenant such overpayment within thirty (30) days after Landlord's calculation of the Statement. The failure of Landlord to timely furnish the Statement for any Expense Year shall not prejudice Landlord (provided that in the event that such failure continues for a period of six (6) months following receipt of Notice from Tenant, Tenant may elect to seek specific performance) or Tenant from enforcing its rights under this Article 4. Even though the Lease Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Share of the Direct Expenses for the Expense Year in which this Lease terminates, taking into consideration that the Lease Expiration Date may have occurred prior to the final day of the applicable Expense Year, Tenant shall pay to Landlord or Landlord shall pay to Tenant (in the event of an overpayment by Tenant of Tenant's Share of Direct Expenses) an amount as calculated pursuant to the provisions of
Section 4.3.1 of this Lease within thirty (30) days of Tenant's receipt of an invoice therefor from Landlord or Landlord's calculation, as applicable. The provisions of this Section 4.3.1 shall survive the expiration or earlier termination of the Lease Term. Notwithstanding the immediately preceding sentence, Tenant shall not be responsible for Tenant's Share of any Direct Expenses attributable to any Expense Year which are first billed to Tenant more than two (2) calendar years after the earlier of the expiration of the applicable Expense Year or the Lease Expiration Date, provided that in any event Tenant shall be responsible for Tenant's Share of Direct Expenses levied by any governmental authority or by any public utility companies at any time following the Lease Expiration Date which are attributable to any Expense Year (provided that Landlord delivers Tenant a bill (a "SUPPLEMENTAL STATEMENT") for such amounts within two (2) years following Landlord's receipt of the bill therefor).

                  4.3.2 STATEMENT OF ESTIMATED DIRECT EXPENSES. In addition, Landlord shall use commercially reasonable efforts to give Tenant a yearly expense estimate statement (the "ESTIMATE STATEMENT") which shall, on a line-item by line-item basis, set forth Landlord's reasonable and good faith estimate (the "ESTIMATE") of what the total amount of Direct Expenses for the then-current Expense Year shall be ("ESTIMATED EXPENSES"), which Estimate Statement may be revised and reissued by Landlord from time to time. The failure of Landlord to timely furnish the Estimate Statement for any Expense Year shall not preclude Landlord from enforcing its rights to collect Estimated Expenses under this Article 4 (provided that in the event that such failure continues for a period of six (6) months following receipt of Notice from Tenant, Tenant may elect to seek specific performance), nor shall Landlord be prohibited from revising any Estimate Statement or Estimated Expenses theretofore delivered to the extent necessary; provided however, any such subsequent revision shall set forth on a reasonably specific basis any particular expense increase; provided further, however, that notwithstanding the anything to the contrary contained in this Section 4.3.2, Tenant shall not be responsible for Tenant's Share of any Estimated Expenses attributable to any Expense Year which are first billed to Tenant more than two (2) calendar years after the earlier of the expiration of the applicable Expense Year or the Lease Expiration Date, provided that in any event Tenant shall be responsible for Tenant's Share of Estimated Expenses levied by any governmental authority or by any public utility companies at any time following the Lease Expiration Date which are attributable to any Expense Year (provided that Landlord delivers Tenant a Supplemental Statement for such amounts within two (2) years following Landlord's receipt of the bill therefor).. Tenant shall pay, within thirty (30) days after receipt of such Estimate Statement, a fraction of the Estimated Expenses (or the increase in the Estimated Expenses if pursuant to a revised Estimate Statement) for the then-current Expense Year (reduced by any amounts paid pursuant to the last sentence of this Section 4.3.2). Such fraction shall have as its numerator the number of months which have elapsed in such current Expense Year to the month of such payment, both months inclusive, and shall have twelve (12) as its denominator. Until a new Estimate Statement is furnished, Tenant shall pay monthly, with the monthly Base Rent installments, an amount equal to one-twelfth (1/12) of the total Estimated Expenses set forth in the previous Estimate Statement delivered by Landlord to Tenant.

         4.4      ALLOCATION OF DIRECT EXPENSES.

                  4.4.1    [INTENTIONALLY OMITTED].

                  4.4.2 METHOD OF ALLOCATION. The parties acknowledge that the Building is a part of a multi-building project and that the costs and expenses incurred in connection with the Project (i.e. the Direct Expenses (which consist of Operating Expenses and Tax Expenses)) should be shared between the tenants or other occupants of the Building and the tenants or occupants of the other buildings in the Project. Accordingly, such Direct Expenses (which consists of Operating Expenses and Tax Expenses) are reasonably determined annually for the Project as a whole, and a portion of the Direct Expenses, which portion shall be determined by Landlord on an equitable basis, shall be allocated (based on square footage of the Building as compared to the total square footage in the Project) to the tenants of the Building (as opposed to the tenants or other occupants of any other buildings in the Project) and such portion shall be the Direct Expenses for purposes of this Lease. The Direct Expenses allocated to the tenants of the Building shall only include Direct Expenses attributable solely to the Building and an equitable portion (based on square footage) of the Direct Expenses attributable to the Project as a whole; provided, however, that if the Building is located on a separate tax parcel, Tax Expenses for the Building shall include Tax Expenses for the separate tax parcel on which the Building is located and the improvements thereon, and an equitable portion (based on square footage) of the Tax Expenses attributable to the Common Areas and/or the Project as a whole.

         4.5 TAXES AND OTHER CHARGES FOR WHICH TENANT IS DIRECTLY RESPONSIBLE. Tenant shall reimburse Landlord, as Additional Rent, upon demand for any and all taxes required to be paid by Landlord (except to the extent included in Tax Expenses by Landlord), excluding state, local and federal personal or corporate income taxes measured by the net income of Landlord from all sources and estate and inheritance taxes, whether or not now customary or within the contemplation of the parties hereto, when:

                  4.5.1 Said taxes are measured by or reasonably attributable to the cost or value of Tenant's equipment, furniture, trade fixtures and other personal property located in the Premises, or by the cost or value of any leasehold improvements made in or to the Premises by or for Tenant;

                  4.5.2 Said taxes are assessed upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion of the Project (including, but not limited to, the Project parking facility); or

                  4.5.3 Said taxes are assessed upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

         4.6 LANDLORD'S BOOKS AND RECORDS. Within two (2) years after Tenant's receipt of a Statement, Estimate Statement or Supplemental Statement, if Tenant disputes the amount of Additional Rent set forth in the Statement, an employee of Tenant or an independent certified public accountant (which accountant is not working on a contingency fee basis), designated by Tenant, may, after reasonable notice to Landlord and during reasonable times and at Tenant's sole cost and expense (except as otherwise provided below), inspect and copy Landlord's accounting records with respect to the Expense Year covered by such Statement, Estimate Statement or Supplemental Statement at Landlord's offices in Los Angeles County, California, provided that Tenant is not then in Default under this Lease and Tenant has paid all amounts required to be paid under the applicable Estimate Statement, Statement or Supplemental Statement, as the case may be. In connection with such inspection, Tenant and Tenant's agents must agree in advance to follow Landlord's reasonable rules and procedures regarding inspections of Landlord's records. As a condition precedent to any such inspection, Tenant shall deliver to Landlord a copy of Tenant's written agreement with Tenant's accountant performing the inspection which states, among other things, that (i) Landlord is an intended third-party beneficiary of the agreement and (ii) the accountant performing the inspection shall maintain all information contained in Landlord's records in strict confidence. Tenant also agrees to maintain all information contained in Landlord's records in strict confidence. Landlord shall provide Tenant with reasonable accommodations for such review and reasonable use of available office equipment, but may charge Tenant for telephone calls at Landlord's actual cost. The results of any such inspection shall be provided to Landlord within sixty (60) days after such inspection is performed. Tenant's failure to dispute the amount of Additional Rent set forth in any Statement within two (2) years of Tenant's receipt of such Statement, Estimate Statement or Supplemental Statement, as the case may be, shall be deemed to be Tenant's approval of such Statement and Tenant, thereafter, waives the right or ability to dispute the amounts set forth in such Statement, Estimate Statement or Supplemental Statement, as the case may be. In connection with the review, Landlord shall furnish Tenant with such reasonable supporting documentation relating to the subject Statement as Tenant may reasonably request. If, after such inspection of Landlord's records, Tenant disputes the amount of Direct Expenses for the Expense Year to which such Statement, Estimate Statement or Supplemental Statement relates, Landlord and Tenant shall meet and attempt in good faith to resolve the dispute. If the parties are unable to resolve the dispute, then Tenant shall have the right to submit the dispute to arbitration pursuant to Section 29.29, below, and the proper amount of the disputed items shall be determined by the "ARBITRATOR," as that term is defined in Section 29.29, below. The decision of the Arbitrator, including any "ARBITRATION AWARD," as that term is defined in Section 29.29.3.2, below, shall be delivered simultaneously to Landlord and Tenant, and shall be final and binding upon Landlord and Tenant. If the Arbitrator determines that the amount of Direct Expenses billed to Tenant was incorrect, the appropriate party shall pay to the other party the deficiency or overpayment, as applicable, within thirty (30) days following delivery of the decision of the Arbitrator. All costs and expenses of Tenant's accountant and the arbitration shall be paid by Tenant unless the final determination in such arbitration is that Landlord overstated Direct Expenses for the applicable Expense Year by more than six percent (6%) of the originally reported Direct Expenses, in which case Landlord shall pay all actual, documented and reasonable costs and expenses of the accountant and the arbitration. Landlord shall be required to maintain records of all Direct Expenses set forth in each Statement delivered to Tenant for the entirety of the two (2)-year period following Landlord's delivery of any Statement, Estimate Statement or Supplemental Statement. The payment by Tenant of any amounts pursuant to this Article 4 shall not preclude Tenant from questioning, during the Review Period (in accordance with the terms hereof), the correctness of any Statement, Estimate Statement or Supplemental Statement delivered by Landlord to Tenant. Tenant hereby acknowledges that Tenant's sole right to inspect Landlord's books and records and to contest the amount of Direct Expenses payable by Tenant shall be as set forth in this
Section 4.6, and Tenant hereby waives any and all other rights pursuant to applicable law to inspect such books and records and/or to contest the amount of Direct Expenses payable by Tenant; provided however, in no event shall the foregoing constitute a waiver by Tenant of any rights to pursue any fraud or similar claims against Landlord pertaining to Direct Expenses to the extent allowable under Applicable Laws.

         4.7 TENANT'S RIGHT TO CONTEST TAX EXPENSES. After reasonable written request (the "TAX NOTICE") delivered to Landlord by Tenant in good faith, Landlord shall at Landlord's option, either (i) diligently pursue reasonable claims for reductions in the Tax Expenses of the Building, and the part of the Project which contains the same, in which event Landlord shall provide Tenant with detailed information as to how Landlord will pursue such claims, or (ii) allow Tenant to pursue such claims with Landlord's concurrence, in the name of Landlord. If Landlord agrees to pursue such claims or concurs in the decision to pursue such claims but elects to have them pursued by Tenant, the reasonable cost of such proceedings shall be paid by Landlord and included in Tax Expenses in the Expense Year such expenses are paid.

         4.8 TENANT'S PAYMENT OF CERTAIN TAX EXPENSES. Notwithstanding anything to the contrary contained in this Lease, in the event that, at any time during the Lease Term, any sale, refinancing, or change in ownership of the Building or Project is consummated, and as a result thereof, and to the extent that in connection therewith, the Building or Project is reassessed (the "REASSESSMENT") for real estate tax purposes by the appropriate governmental authority pursuant to the terms of Proposition 13, then the terms, covenants and conditions of this Section 4.8 shall apply to such Reassessment of the Building or Project.

                  4.8.1 THE TAX INCREASE. For purposes of this Article 4, the term "TAX INCREASE" shall mean that portion of the Tax Expenses, as calculated immediately following the

Reassessment, which is attributable solely to the Reassessment. Accordingly, the term Tax Increase shall not include any portion of the Tax Expenses, as calculated immediately following the Reassessment, which (i) is attributable to the initial assessment of the value of the Project, the base, shell and core of the Building or the tenant improvements located in the Building; (ii) is attributable to assessments which were pending immediately prior to the Reassessment which assessments were conducted during, and included in, such Reassessment, or which assessments were otherwise rendered unnecessary following the Reassessment; or (iii) is attributable to the annual inflationary increase of real estate taxes, but not in excess of two percent (2.0%) per annum.

                  4.8.2 PROTECTION. During the first five (5) Lease Years, Tenant shall not be obligated to pay any portion of any Tax Increase attributable to such five (5) Lease Years.

                  4.8.3 LANDLORD'S RIGHT TO PURCHASE THE PROPOSITION 13 PROTECTION AMOUNT ATTRIBUTABLE TO A PARTICULAR REASSESSMENT. The amount of Tax Expenses which Tenant is not obligated to pay or will not be obligated to pay during the first five (5) Lease Years of the Lease Term in connection with a particular Reassessment pursuant to the terms, covenants and conditions of this Section 4.8, shall be sometimes referred to hereafter as a "PROPOSITION 13 PROTECTION AMOUNT." If the occurrence of a Reassessment is reasonably foreseeable by Landlord and the Proposition 13 Protection Amount attributable to such Reassessment can be reasonably quantified or estimated for each Lease Year commencing with the Lease Year in which the Reassessment will occur, the terms, covenants and conditions of this Section 4.8.3 shall apply to each such Reassessment. Upon Notice to Tenant, Landlord shall have the right to purchase the Proposition 13 Protection Amount relating to the applicable Reassessment (the "APPLICABLE REASSESSMENT"), at any time during the Lease Term, by paying to Tenant an amount equal to the "Proposition 13 Purchase Price," as that term is defined in this Section 4.8.3 of this Lease, provided that the right of any successor of Landlord to exercise its right of repurchase hereunder shall not apply to any Reassessment which results from the event pursuant to which such successor of Landlord became the Landlord under this Lease. As used herein, "PROPOSITION 13 PURCHASE PRICE" shall mean the present value of the Proposition 13 Protection Amount remaining during the Lease Term, as of the date of payment of the Proposition 13 Purchase Price by Landlord. Such present value shall be calculated (i) by using the portion of the Proposition 13 Protection Amount attributable to each remaining Lease Year (as though the portion of such Proposition 13 Protection Amount benefited Tenant at the end of each Lease Year), as the amounts to be discounted, and (ii) by using discount rates for each amount to be discounted equal to (A) the average rates of yield for United States Treasury Obligations with maturity dates as close as reasonably possible to the end of each Lease Year during which the portions of the Proposition 13 Protection Amount would have benefited Tenant, which rates shall be those in effect as of Landlord's exercise of its right to purchase, as set forth in this Section 4.8.3, plus (B) one percent (1%) per annum. Upon such payment of the Proposition 13 Purchase Price, the provisions of Section 4.8.2 of this Lease shall not apply to any Tax Increase attributable to the Applicable Reassessment. Since Landlord is estimating the Proposition 13 Purchase Price because a Reassessment has not yet occurred, then when such Reassessment occurs, if Landlord has underestimated the Proposition 13 Purchase Price, then upon Notice by Landlord to Tenant, Tenant's Rent next due shall be credited with the amount of such underestimation, and if Landlord overestimates the Proposition 13 Purchase Price, then upon Notice by Landlord to Tenant, Rent next due shall be increased by the amount of the overestimation. Any dispute between the parties with respect to Landlord's estimation of the Proposition 13 Purchase Price shall be resolved by arbitration pursuant to, and in accordance with, Section 29.29 hereof.

                                    ARTICLE 5

                                 USE OF PREMISES

         Tenant shall use the Premises solely for the "PERMITTED USE," as that term is defined in Section 13 of the Summary, and Tenant shall not use or permit the Premises to be used for any other purpose or purposes whatsoever without the prior written consent of Landlord, which may be withheld in Landlord's sole discretion. The uses prohibited under this Lease shall include, without limitation, use of the Premises or a portion thereof for (i) schools or other training facilities which are not ancillary to corporate, executive or professional office use; (ii) retail (except as otherwise expressly provided in Section 13 of the Summary, including without limitation, toy library and on-line retail) or restaurant uses (other than exclusively for Tenant's employees); (iii) communications firms such as radio and/or television stations. Tenant further covenants and agrees that Tenant shall not use, or suffer or permit any person or persons to use, the Premises or any part thereof for any use or purpose contrary to the Rules and Regulations, or in violation of the laws of the United States of America, the State of California, or the ordinances, regulations or requirements of the local municipal or county governing body or other lawful authorities having jurisdiction over the Project; provided, however, the cost of such compliance shall be governed by Articles 4 and 24 of this Lease. Tenant shall faithfully observe and comply with the Rules and Regulations set forth in Exhibit B attached hereto. Landlord shall not be responsible to Tenant for the nonperformance of any of such Rules and Regulations by or otherwise with respect to the acts or omissions of any other tenants or occupants of the Project; provided, however, that Landlord shall use commercially reasonable efforts (but not including the institution of legal proceedings) to enforce the forgoing prohibition against the other occupants and tenants of the Project. Tenant shall comply with, and this Lease shall be subject to, all recorded covenants, conditions, and restrictions, declarations, development agreements, easements, operating agreements or other instruments (including any amendments and modifications to any such instruments) now or hereafter affecting the Project, if any (collectively, the "UNDERLYING DOCUMENTS"). Landlord may create any Underlying Documents and/or modify the Underlying Documents only with Tenant's prior written consent, which shall not be unreasonably withheld, conditioned or delayed and which shall be granted or denied by Tenant within thirty (30) days following Landlord's delivery of such request to Tenant; provided, however that such creations or modifications shall not materially, adversely affect Tenant's rights under this Lease (including Tenant's Permitted Use and Tenant access to the Premises and the Project parking facilities) or adversely affect, or monetarily increase, in a material manner, Tenant's obligations thereunder. To the extent the Underlying Documents are so created or amended pursuant to the terms of either of the foregoing two (2) sentences, Tenant, upon request by Landlord, will execute an agreement in the form of Exhibit M, attached hereto and incorporated herein by this reference, evidencing Tenant's subordination to any such amendment within thirty (30) business days following request by Landlord. Tenant shall not use or allow another person or entity to use any part of the Premises for the storage, use, treatment, manufacture or sale of hazardous materials or substances as defined pursuant to any applicable federal, state or local governmental or quasi-governmental law, code, ordinance, rule, or regulation. Landlord acknowledges, however, that Tenant will maintain products in the Premises which are incidental to the operation of its offices, such as photocopy supplies, secretarial supplies and limited janitorial supplies, which products contain chemicals which are categorized as hazardous materials. Landlord agrees that the use of such products in the Premises in compliance with all applicable laws and in the manner in which such products are designed to be used shall not be a violation by Tenant of this Article 5.

                                    ARTICLE 6

                             SERVICES AND UTILITIES

         6.1 STANDARD TENANT SERVICES. Landlord shall provide the following services on all days during the Lease Term, unless otherwise stated below:

                  6.1.1 Subject to limitations imposed by all governmental rules, regulations and guidelines applicable thereto, Landlord shall provide as part of normal Operating Expenses heating and air conditioning ("HVAC") when necessary for normal comfort for normal office use in the Premises for up to 3,060 hours in each Lease Year (the "HVAC MAXIMUM"), which HVAC Maximum includes start-up time of approximately one (1) hour for the Building HVAC system. Tenant shall designate to Landlord the number and timing of hours Tenant desires HVAC for each weekday and each weekend day (the "TENANT DESIGNATED HVAC HOURS"), and Landlord shall provide HVAC necessary for normal comfort for normal office use during the Tenant Designated HVAC Hours, provided that (i) in no event shall Landlord be required to provide HVAC for fewer than four (4) hours on any day in which Landlord provides HVAC to the Premises, and (ii) all of the HVAC hours provided to the Premises on any particular day shall be consecutive. Subject to the foregoing, Tenant may change the HVAC Hours upon not less than five (5) business days' Notice (the "HVAC NOTICE") to Landlord. In the event Tenant shall fail to initially provide the Tenant Designated HVAC Hours, such hours shall, until such time as Tenant delivers an HVAC Notice, be deemed to be the "BUILDING HOURS," as that term is defined below. Landlord shall construct the Base Building (as defined in Section 8.2) in which the Premises is located so that the HVAC consumed by Tenant is separately metered or measured, at Tenant's expense. Following written request by Tenant from time to time but not more frequently than once each month, Landlord shall provide Tenant with a statement reasonably indicating the HVAC utilized by Tenant for its Premises as reflected by the meter. The "Business Hours" of the Building shall be Monday through Friday, during the period from 8:00 a.m. to 6:00 p.m., and on Saturdays during the period from 9:00 a.m. to 1:00 p.m. (collectively, the "BUILDING HOURS"), except for Sundays and New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and any other nationally and locally recognized holidays as designated by Landlord (collectively, the "HOLIDAYS").

                  6.1.2 Tenant shall bear the cost of replacement of lamps, starters and ballasts for non-Building standard lighting fixtures within the Premises. All charges for electricity used within the Premises shall be separately metered and billed directly to Tenant by Landlord (with no additional overhead charge) or the electricity supplier selected by Landlord; provided, however, that Landlord shall use commercially reasonable efforts to select an electrical utility supplier that is providing electricity at substantially competitive rates. At Landlord's option, Tenant will contract directly with the electricity supplier for service to the Premises, and at its sole cost and expense, shall pay all service establishment fees (except for the initial service establishment fees for the Building which shall be paid at Landlord's sole cost and expense), other service fees which may be imposed by the supplier in conjunction with its service to Tenant, and all charges for electric current used by Tenant during the Term of this Lease within the Premises and if Tenant contracts for electricity directly with the utility supplier, Tenant shall make all such payments directly to such electricity supplier as and when bills are rendered. Should Tenant fail to pay such amounts within five (5) days after written notice from the electricity supplier and/or Landlord, as the case may be that such amounts are past due, Landlord shall have the right to pay same on Tenant's behalf and Tenant shall reimburse Landlord for all costs and expenses incurred by Landlord in conjunction with such payment within thirty (30) days after demand therefor.
All such costs and expenses incurred by Landlord on Tenant's behalf shall be deemed Additional Rent payable by Tenant and collectible by Landlord as such. Notwithstanding any contrary provision herein, Tenant acknowledges that in addition to the foregoing charges, Tenant's Share of electricity charges for the Common Areas of the Project shall be included as part of Tenant's Share of Operating Expenses; provided, however, that all other electricity charges to the extent paid directly by Tenant shall be excluded from Operating
Expenses. Throughout the Term, Landlord, at Tenant's expense, shall keep the electricity meter and appurtenant equipment in good working order and condition, and shall repair and if necessary, replace same at Tenant's sole cost and expense. At no time shall use of electricity in the Premises exceed the capacity of existing feeders and risers to or wiring in the Premises. Any risers or wiring to meet Tenant's excess electrical requirements shall, upon Tenant's written request, be installed by Landlord, at Tenant's sole cost, if, in Landlord's reasonable judgment, the same shall not (i) cause permanent damage or injury to the Project, the Building or the Premises, (ii) cause or create a dangerous or hazardous condition, (iii) entail excessive or unreasonable alterations, repairs or expenses, or (iv) interfere with or disturb other tenants or occupants of the Building.

                  6.1.3 Landlord shall, in compliance with all Applicable Laws, provide facilities for the provision of city water from the regular Building outlets for drinking, lavatory and toilet purposes.

                  6.1.4 Landlord shall provide janitorial services Monday through Friday except the date of observation of the Holidays, in and about the Premises and window washing services, all in a manner consistent with the Comparable Buildings. Notwithstanding the foregoing, Tenant shall, upon providing Landlord with at least ninety (90) days prior written notice, have the right to provide janitorial services which are in addition to the services provided by Landlord to the extent that Tenant's janitors do not unreasonably interfere with the janitorial services provided by Landlord for the Project and subject to Landlord's reasonable rules and regulations. Landlord also acknowledges and agrees that Tenant shall have the right to request that Landlord replace certain individual janitors providing janitorial services to the Premises with other janitors employed by Landlord, which request Landlord shall use commercially reasonable efforts to accommodate.

                  6.1.5 Landlord shall provide nonexclusive automatic elevator service at all times.

                  6.1.6 Landlord shall provide access control, security and supervision materially consistent with Comparable Buildings. In addition, following reasonable prior notice to Landlord, Landlord shall have available, after Building Hours, an access control person (who may be a "rover") to escort employees and invitees of Tenant from the Building to the Project parking facility, and such escort service shall be based on the availability of such person (provided that Landlord shall use commercially reasonable efforts to make such person available). Although Landlord agrees to provide such security personnel, neither Landlord nor the "LANDLORD PARTIES," as that term is defined in Section 10.1 of this Lease, shall, except as provided in
Section 10.1, be liable for, and Landlord and the Landlord Parties are hereby released from any responsibility for any damage either to person or property sustained by Tenant incurred in connection with or arising from, any acts or omissions of such security personnel. Landlord shall allow Tenant to install, at its own expense, its own security system in the Premises, including, subject to Landlord's reasonable security procedures, employing security personnel reasonably approved by Landlord; provided, however that Tenant shall coordinate the installation and operation of such security system with Landlord to assure that Tenant's security system is compatible with Landlord's security system; provided, further, that no Design Problem exists; provided, however, that Landlord and Tenant acknowledge and agree that nothing contained in this Section 6.1.6 shall be construed to limit the rights of Landlord under Article 27 of this Lease. In connection with Tenant's installation of Tenant's security system, Tenant shall provide to Landlord, commencing with the installation of Tenant's security system in the Premises, the telephone number(s) of an authorized representative of Tenant to whom Landlord shall give reasonable prior notice (as reasonably determined by Landlord under the circumstances, but in no event less than forty-eight
(48) hours prior written notice, unless in an emergency in which Landlord believes that life, property, safety, or security is in jeopardy) in the event Landlord must enter the Premises pursuant to Article 27 hereof, but in no event shall Landlord, following Landlord's provision of such reasonable notice to Tenant's authorized representative, be obligated to delay Landlord's entry into the Premises or to monitor or otherwise operate Tenant's security system while inside the Premises.

         Notwithstanding anything in this Section 6.1 to the contrary, Landlord acknowledges and agrees that Landlord will not add any new categories of services (beyond those set forth above) to the Building (exclusive of the Common Areas and other portions of the Project) without Tenant's prior written consent, which consent may be withheld in Tenant's sole discretion unless such withholding of consent would cause a Design Problem. Notwithstanding anything to the contrary contained in this Lease, including without limitation, Articles 4 and 6, Tenant may, at any time and from time to time, upon thirty (30) days prior written notice to Landlord, elect to perform or provide all or some of the following services for the Building in lieu of Landlord providing the same: day porter, janitorial, handyman, non-Building System engineer, locksmith and the purchase and provision of materials and supplies for all or any of the same; provided, however, that all such other personnel shall abide by Landlord's reasonable rules, regulations and procedures; provided further, however, that to the extent Tenant elects to provide any such items in lieu of having the Landlord supply the same, then (i) such services shall be provided by Tenant in a first-class manner (in a manner comparable to the provision of such services by the landlords of Comparable Buildings), and (ii) the cost and expense of such items shall not be included in Operating Expenses except to the extent Landlord incurs costs with respect to such items for the Common Areas.

         6.2 OVERSTANDARD TENANT USE. Tenant shall not, without Landlord's prior written consent (which consent shall not be unreasonably withheld), use heat-generating machines, machines other than normal office machines, or equipment or lighting other than task lighting and building standard lights in the Premises, to the extent same may materially adversely affect the temperature otherwise maintained by the air conditioning system or materially increase the water (unless Tenant agrees to pay for such excess water) normally furnished for the Premises by Landlord pursuant to the terms of
Section 6.1 of this Lease. If such consent is given, Landlord shall install supplementary air conditioning units or other facilities in the Premises, including supplementary or additional metering devices, and in connection therewith Tenant may, to the extent available, tap into and use Landlord's water, and the Actual Cost of the water and the cost of installation, operation and maintenance, and other similar charges, shall be paid by Tenant to Landlord within thirty (30) days of Landlord's bill therefor. If Tenant desires to use heat, ventilation or air conditioning during hours other than those for which Landlord is obligated to supply such utilities pursuant to the terms of Section 6.1 of this Lease, subject to Landlord's commercially reasonable rules and regulations, Landlord shall supply such utilities to Tenant at such hourly cost to Tenant as Landlord shall from time to time establish as set forth below. Following the expiration of each month during the Lease Term (or at such other period(s) of time designated by Landlord), Landlord shall have the right to calculate the total number of HVAC Hours utilized by Tenant in such prior month or period of time (the "TOTAL HVAC HOURS") and in the event that the Total HVAC Hours exceeds the HVAC Maximum, Tenant shall pay to Landlord, within thirty (30) days following receipt of a bill therefore, Landlord's "Actual Cost," as defined below, for the HVAC utilized during such excess hours (but not including utility charges to the extent separately metered to the Premises and paid by Tenant). Landlord shall, in any event, also have the right to require Tenant to pay Landlord's reasonable estimated excess HVAC usage (in the event Landlord anticipates that the Total HVAC Hours may exceed the HVAC Maximum) and Tenant shall pay such estimated payments to Landlord concurrently with Tenant's payment of Additional Rent in Section 4.3.2, which reasonable estimate Landlord shall, upon Tenant's request, provide Tenant with supporting documentation therefor. Following the end of each Lease Year, a reconciliation shall be performed by Landlord based on the actual HVAC Hours. If Tenant uses water or electricity in excess of that supplied by Landlord pursuant to Section 6.1 of this Lease, Tenant shall pay to Landlord, within thirty (30) days' receipt of a billing therefor, the Actual Cost of such excess consumption, the which "Actual Cost" shall be the actual cost of the installation, operation (but not including utility charges to the extent separately metered to the Premises and paid by Tenant), and maintenance of equipment which is installed in order to supply such excess consumption, and the cost, as reasonably determined by Landlord, of the increased wear and tear on existing equipment caused by such excess consumption and depreciation without, however, any charge for profit, overhead or administration; and Landlord may install devices to separately meter any increased use and in such event Tenant shall pay the increased cost directly to Landlord within thirty (30) days following receipt of a bill therefor. Amounts payable by Tenant to Landlord for such use of additional utilities shall be deemed Additional Rent hereunder.

         6.3 INTERRUPTION OF USE. Tenant agrees that Landlord shall not be liable for damages, by abatement of Rent (except as provided in Section 19.5.2 of this Lease) or otherwise, for failure to furnish or delay in furnishing any service (including telephone and telecommunication services), or for any diminution in the quality or quantity thereof, when such failure or delay or diminution is occasioned, in whole or in part, by repairs, replacements, or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel at the Project after reasonable effort to do so, by any accident or casualty whatsoever, by act or default of Tenant or other parties; and such failures or delays or diminution shall never be deemed to constitute an eviction or disturbance of Tenant's use and possession of the Premises or relieve Tenant from paying Rent (except as provided in Section
19.5.2 of this Lease) or performing any of its obligations under this Lease, provided, however, that Landlord shall use commercially reasonable and diligent efforts to restore such service to the extent the restoration of the same is not the obligation of Tenant, the utility company or other third party. Furthermore, Landlord shall not be liable under any circumstances for a loss of, or injury to, property or for injury to, or interference with, Tenant's business, including, without limitation, loss of profits, however occurring, through or in connection with or incidental to a failure to furnish any of the services or utilities as set forth in this Article 6. Landlord may comply with voluntary controls or guidelines promulgated by any governmental entity relating to the use or conservation of energy, water, gas, light or electricity or the reduction of automobile or other emissions ("VOLUNTARY COMPLIANCE") without creating any liability of Landlord to Tenant under this Lease, provided that (i) the Premises are not thereby rendered untenantable and (ii) such controls or guidelines do not materially interfere with the conduct of Tenant's Permitted Use from the Premises and (iii) Landlord's compliance with such controls or guidelines is generally consistent with the practice of landlords of Comparable Buildings.

         6.4 TENANT HVAC SYSTEM. Tenant, at its sole expense, may install supplemental HVAC systems in the Premises (the "TENANT HVAC SYSTEM") and Tenant may connect into the Building's water system, if and to the extent that (i) Tenant's use of water pursuant to this Section 6.4 will not materially adversely affect the water system or the use thereof by other tenants of the Building, and (ii) such connection is otherwise approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed unless a Design Problem exists. If Tenant connects into the Building's water system pursuant to the terms of the foregoing sentence, (x) Tenant shall install, at Tenant's expense, a meter to measure Tenant's use of water, and (y) Tenant shall reimburse Landlord for Tenant's use of water at Landlord's Actual Cost therefor. In connection with the foregoing (a) Landlord shall, at Tenant's sole cost and expense, separately meter the electricity utilized by the Tenant HVAC System, and (b) Tenant shall be responsible for the cost of all electricity utilized by the Tenant HVAC System. At Landlord's sole option, which option shall be exercised (if at all) at the time Landlord grants its consent to Tenant's installation of the Tenant HVAC System, Tenant shall remove the Tenant HVAC System, and repair any damages to the Building caused by such removal, or leave same in the Premises, in which event the same shall become a part of the realty and belong to Landlord and shall be surrendered with the Premises upon the expiration or earlier termination of this Lease.

                                    ARTICLE 7

                                     REPAIRS

         7.1 IN GENERAL. Landlord shall maintain in such condition and operating order (and shall keep in such repair and condition), in a manner substantially consistent with the maintenance and operational standards employed by landlords of Comparable Buildings, the structural portions of the Building, including the foundation, floor/ceiling slabs, roof, curtain wall, exterior glass and mullions, columns, beams, shafts (including elevator shafts), stairs, parking areas, stairwells, escalators, elevator cabs, plazas, pavement, sidewalks, curbs, entrances, landscaping, art work, sculptures, men's and women's washrooms, Building mechanical, electrical and telephone closets, and all common and public areas (collectively, "BUILDING STRUCTURE") and the Base Building mechanical, electrical, life safety, plumbing, sprinkler systems and HVAC systems and other Building systems and equipment which were not constructed by Tenant Parties (collectively, the "BUILDING SYSTEMS") and otherwise operate the Project in a manner and condition materially comparable with the standards of operation as are generally customary for Comparable Buildings. Notwithstanding anything in this Lease to the contrary, Tenant shall be required to repair the Building Structure and/or the Building Systems to the extent required because of (i) Tenant's use of the Premises for other than normal and customary business office operations, or (ii) the negligence or willful misconduct of Tenant or the Tenant Parties, unless and to the extent such damage is covered by insurance carried or required to be carried by Landlord pursuant to Article 10 and to which the waiver of subrogation is applicable (such obligation to the extent applicable to Tenant as qualified and conditioned will hereinafter be defined as the "BS/BS EXCEPTION"). Except as provided as part of Landlord's obligations set forth above or elsewhere in this Lease, Tenant shall, at Tenant's own expense, pursuant to the terms of this Lease, including without limitation Article 8 hereof, keep the Premises, including all improvements (including all Tenant Improvements and all Alterations) and fixtures, in good order, repair and first-class condition at all times during the Lease Term (but such obligation shall not extend to the Building Structure and the Building Systems except pursuant to the BS/BS exception). In addition, except as provided as part of Landlord's repair obligations set forth above or elsewhere in this Lease, Tenant shall, at Tenant's own expense but under the supervision and subject to the prior approval of Landlord, and within any reasonable period of time specified by Landlord, pursuant to the terms of this Lease, including without limitation Article 8 hereof, promptly and adequately repair all damage to the Premises and replace or repair all damaged or broken fixtures and appurtenances (but such obligation shall not extend to the Building Structure and the Building Systems except pursuant to the BS/BS exception); provided however, that, at Landlord's option, but only if Tenant fails to make such repairs and replacements within thirty (30) days after Notice thereof from Landlord (or such sooner period of time in the case of an emergency or to otherwise to protect life and property), Landlord may, but need not, make such repairs and replacements and Tenant shall pay Landlord the cost thereof, sufficient to reimburse Landlord for all Actual Costs arising from Landlord's involvement with such repairs and replacements to the extent not duplicative of Operating Expenses and to the extent the work is not performed by people whose salaries are paid out of Operating Expenses forthwith upon being billed for same. Landlord may, but shall not be required to, enter the Premises (but except during emergencies, Landlord may not enter Secured Areas, as defined in Article 27 of this Lease) at all reasonable times to make such repairs, alterations, improvements and additions to the Premises or to the Project or to any equipment located in the Project as Landlord shall desire or deem necessary or as Landlord may be required to do by Applicable Laws; provided, however, except for emergencies, any such entry into the Premises by Landlord shall be performed in a manner so as not to materially or adversely interfere with Tenant's use of, or ingress or egress to, the Premises and otherwise in accordance with Article 27. Tenant shall, at Tenant's own expense, pursuant to the provisions of this Lease, including without limitation Article 8 hereof, keep the Premises, including all improvements, fixtures and Tenant Improvements, Alterations, fixtures, and the floor or the floors of the Building on which the Premises are located, in good order, repair and condition at all times during the Lease Term (but such obligation shall not extend to the Building Structure and the Building Systems except pursuant to the BS/BS Exception). Except as otherwise expressly provided herein, Tenant hereby waives any and all rights under the benefits of Section 1 of Section 1932 and Sections 1941 and 1942 of the California Civil Code or under any similar law, statute, or ordinance now or hereafter in effect.

         7.2 TENANT'S RIGHT TO MAKE REPAIRS. Notwithstanding any of the terms and conditions set forth in this Lease to the contrary, if Tenant provides Notice to Landlord of an event or circumstance which requires the action of Landlord with respect to repair and/or maintenance of the portions of the Building located on the floors of the Building which contain the Premises, including the Building Structure and/or Building Systems on such floors, which event or circumstance with respect to the Building Structure or Building Systems materially or adversely affects the conduct of Tenant's business from the Premises, and Landlord fails to commence corrective action within a reasonable period of time and to thereafter diligently proceed with such efforts to completion, given the circumstances, after the receipt of such Notice, but in any event not later than thirty (30) days after receipt of such Notice in which to commence such corrective action (except in cases of emergency where Tenant's conduct of Tenant's Permitted Use is adversely and materially affected, in which case one (1) business day after receipt of such Notice or such later period of time as is reasonably necessary to commence such corrective action), then Tenant may proceed to take the required action upon delivery of an additional five (5) business days' Notice to Landlord specifying that Tenant is taking such required action, and if such action was required under the provisions of this Lease to be taken by Landlord and was not commenced by Landlord within such five (5) business day period and thereafter diligently pursued to completion, then Tenant shall be entitled to prompt reimbursement by Landlord of Tenant's reasonable costs and expenses in taking such action plus interest thereon at the Interest Rate. In the event Tenant takes such action for work that affects the Building Structure and/or the Building Systems, Tenant shall use only those contractors used by Landlord in the Building for work unless such contractors are unwilling or unable to perform such work at competitive market rates, or timely perform such work, in any such event Tenant may utilize the services of any other qualified contractor which normally and regularly performs similar work in Comparable Buildings. Promptly following completion of any work taken by Tenant pursuant to the provisions of this Section 7.2, Tenant shall deliver a detailed invoice of the work completed, the materials used and the costs relating thereto. If Landlord does not deliver a detailed written objection to Tenant within thirty (30) days after receipt of an invoice from Tenant, then Tenant shall be entitled to deduct from Rent payable by Tenant under this Lease, the amount set forth in such invoice. If, however, Landlord delivers to Tenant, within thirty (30) days after receipt of Tenant's invoice, a written objection to the payment of such invoice, setting forth with reasonable particularity Landlord's reasons for its claim that such action did not have to be taken by Landlord pursuant to the provisions of this Lease or that the charges are excessive (in which case Landlord shall pay the amount it contends would not have been excessive), then Tenant shall not then be entitled to such deduction from Rent and the matter shall proceed to resolution by the selection of an arbitrator to resolve the dispute, which arbitrator shall be selected and qualified pursuant to the procedures set forth in Section 29.29 of this Lease. If Tenant prevails in the arbitration, the amount of the Arbitration Award (which shall include interest at the Interest Rate from the time of each expenditure by Tenant until the date Tenant receives such amount by payment or offset and attorneys' fees and related costs) may be deducted by Tenant from the

Rent next due and owing under this Lease if Landlord fails to pay such Arbitration Award within thirty (30) days after it is so awarded.

                                    ARTICLE 8

                            ADDITIONS AND ALTERATIONS

         8.1 LANDLORD'S CONSENT TO ALTERATIONS. Tenant shall have the right, without Landlord's consent but upon five (5) business days prior Notice to Landlord, to make strictly cosmetic, non-structural additions and alterations which do not create a Design Problem ("COSMETIC ALTERATIONS") to the Premises that do not (i) affect the exterior appearance of the Building or (ii) affect the Building Systems or the Building Structure. Tenant shall also have the right to install phone, computer and telecommunications lines and cabling that do not affect the Base Building Systems and are located entirely within the Premises. Except in connection with Cosmetic Alterations, Tenant may make improvements, alterations, additions or changes to the Premises the Building Structure or the Building Systems (collectively, the "ALTERATIONS") only upon first procuring the prior written consent of Landlord to such Alterations, which consent shall be requested by Tenant not less than ten (10) business days prior to the commencement thereof, and which consent or approval shall not be withheld, conditioned or delayed by Landlord, unless a Design Problem exists. A "DESIGN PROBLEM" is defined as, and will be deemed to exist if such Alteration will (i) affect the exterior appearance of the Building; (ii) adversely or materially affect the Building Structure; (iii) adversely or materially affect the Building Systems; (iv) unreasonably and materially interfere with any other Project occupant's normal and customary office operation or (v) fail to comply with Applicable Laws. The construction of the Tenant Improvements to the Premises shall be governed by the terms of the Tenant Work Letter and not the terms of this Article 8. Subject to the terms of Article 23 of this Lease, any Exterior Signage installed by Tenant shall comply with the provisions of this Article 8; provided, however, that item
(ii) in the definition of Design Problem set forth above shall be deemed replaced by the test set forth in Section 23.5 of this Lease as to "Objectionable Name."

         8.2 MANNER OF CONSTRUCTION. Landlord may impose, as a condition of its consent to any and all Alterations or repairs of the Premises or about the Premises, reasonable requirements consistent with the requirements of landlords of Comparable Buildings (provided that the same shall in any event be consistent with the terms and conditions of this Lease); provided, however, that in no event will Landlord require that the Original Tenant executing this Lease provide a completion and/or performance bond in connection with any such Alterations; provided further, however, that Landlord may require any such bonds for any Alterations requested by any of Original Tenant's Transferees. If any Alterations will involve the use of or disturb any Hazardous Material existing in the Premises, Tenant shall comply with Landlord's reasonable rules and regulations concerning such Hazardous Material; provided, however, if such Hazardous Material existed in the Premises prior to the Lease Commencement Date, and same was not put therein by Tenant, Landlord shall pay any incremental extra costs incurred by Tenant in connection with the Alteration resulting from the presence of the Hazardous Materials. Tenant shall construct such Alterations and perform such repairs (i) using contractors reasonably approved by Landlord; (ii) in conformance with any and Applicable Laws and pursuant to a valid building permit, issued by the City of Los Angeles, (iii) and in conformance with Landlord's reasonable non-discriminatory written construction rules and regulations. In the event Tenant performs any Alterations in the Premises which require or give rise to governmentally required changes to the Base Building pursuant to the terms of Article 24 of the Lease, Landlord shall make such changes, at Tenant's expense, the cost of which shall not exceed Landlord's actual cost of the same. The "BASE BUILDING" shall include the Building Structure and the Building Systems (inclusive of public restrooms). All work with respect to any Alterations must be done in a good and workmanlike manner and diligently prosecuted to completion to the end that the Premises shall at all times be a complete unit except during the period of work. In performing the work of any such Alterations, Tenant shall have the work performed in such manner so as not to obstruct access to the Project or any portion thereof, by any other tenant of the Project, and so as not to obstruct the business of Landlord or other tenants in the Project. Tenant shall not use (and upon Notice from Landlord shall cease using) contractors, services, workmen, labor, materials or equipment that, in Landlord's reasonable judgment, would disturb labor harmony with the workforce or trades engaged in performing other work, labor or services in or about the Building or the Project Common Areas. In addition to Tenant's obligations under Article 9 of this Lease, upon completion of any Alterations, at Landlord's request, Tenant agrees to prepare and Landlord shall execute if factually correct, and Tenant shall cause a Notice of Completion to be recorded in the office of the Recorder of the County of Los Angeles in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, and Tenant shall deliver to the Project management office and Landlord shall sign a reproducible copy of the "as built" drawings of the Alterations as well as all permits, approvals and other documents issued by any governmental agency in connection with the Alterations. In the event Tenant fails to so record the Notice of Completion as required pursuant to this Section 8.2, then such failure shall not, in and of itself, constitute a default hereunder but Tenant shall indemnify, defend, protect and hold harmless Landlord and the Landlord Parties from any and all loss, cost, damage, expense and liability (including, without limitation, court costs and reasonable attorneys' fees) in connection with such failure by Tenant to so record the Notice of Completion as required hereunder.

         8.3 PAYMENT FOR IMPROVEMENTS. Tenant shall reimburse Landlord for Landlord's reasonable out-of-pocket costs and expenses reasonably incurred in connection with Landlord's review of any Alterations to the extent such Alterations could materially adversely affect the Building Structure or the Building Systems.

         8.4 CONSTRUCTION INSURANCE. In the event that Tenant makes any Alterations Tenant shall provide Landlord with evidence that Tenant or Tenant's contractor carries "Builder's All Risk" insurance in an amount reasonably approved by Landlord covering the construction of such Alterations, and such other insurance as Landlord may reasonably require, it being understood and agreed that all of such Alterations shall be insured by Tenant pursuant to Article 10 of this Lease immediately upon completion thereof. In addition, Landlord may, in its reasonable discretion, require a Transferee as such term is defined and permitted pursuant to the provisions of Article 14 of this Lease (other than a Transfer to an Affiliate), but not Tenant, to obtain a lien and completion bond or some alternate form of security satisfactory to Landlord in an amount reasonably sufficient to ensure the lien-free completion of such Alterations and naming Landlord as a co-obligee.

         8.5 LANDLORD'S PROPERTY. All Alterations and improvements which may be installed or placed in or about the Premises, and all signs installed in, on or about the Premises, from time to time, shall be at the sole cost of Tenant and shall, unless Landlord requires their removal as provided below, become the property of Landlord at the expiration of this Lease, except that Tenant may remove any trade fixtures and personal property which are not permanently affixed to the Premises, provided Tenant repairs any damage to the Premises and Building caused by such removal and returns that portion of the Premises to a Base Building condition as reasonably determined by Landlord; provided, however, that in the event Tenant disputes Landlord's determination then such dispute shall be resolved by arbitration pursuant to
Section 29.29 hereof. Landlord may require the removal of any Alterations and other improvements (including the Tenant Improvements) to the extent the same relate to a non-general office use of space and/or, when compared to general office improvements, are more expensive to remove, provided further, however, that any stairwells installed by Tenant in the Premises are, in any event, required to be removed by Tenant in accordance with the other terms and provisions of this Section 8.5. Furthermore, if Landlord, as a condition to Landlord's consent to any Alteration, requires at the time of Landlord providing such consent to Tenant that Tenant remove any Alteration upon the expiration or early termination of the Lease Term, then Tenant, at Tenant's expense, shall remove such Alterations and repair any damage to the Premises and Building caused by such removal. If Tenant fails to complete such removal and/or to repair any damage caused by the removal of any Alterations and Tenant Improvements (including, but not limited to, Tenant's Exterior Signage), and return the affected portion of the Premises, the Building and/or the Project to a Base Building condition (with respect to the Tenant Improvements) or the condition existing prior to the making of such Alteration (with respect to Alterations) as reasonably determined by Landlord then Landlord may do so and may charge the Actual Cost thereof to Tenant; provided, however, that in the event Tenant disputes Landlord's determination then such dispute shall be resolved by arbitration pursuant to Section 29.29 hereof.

                                    ARTICLE 9

                             COVENANT AGAINST LIENS

         Tenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law or otherwise, to attach to or be placed upon the Project, Building or Premises, and any and all liens and encumbrances created by Tenant shall attach to Tenant's interest only. Landlord shall have the right at all times to post and keep posted on the Premises any notice which it deems necessary for protection from such liens. Tenant covenants and agrees not to suffer or permit any lien of mechanics or materialmen or others to be placed against the Project, the Building or the Premises with respect to work or services claimed to have been performed for or materials claimed to have been furnished to Tenant or the Premises, and, in case of any such lien attaching or notice of any lien, Tenant reserves the right to contest such lien, provided that Tenant shall, at its sole cost and expense, provide a bond in accordance with the California Civil Code, Section 3143. If Tenant does not timely exercise its right to contest such lien, Tenant covenants and agrees to cause it to be immediately released and removed of record. Notwithstanding anything to the contrary set forth in this Lease, in the event that such lien is not released and removed on or before the date occurring fifteen(15) days after Notice of such lien is delivered by Landlord to Tenant, Landlord, at its sole option, may immediately take all action necessary to release and remove such lien, without any duty to investigate the validity thereof, and all sums, costs and expenses, including reasonable attorneys' fees and costs, incurred by Landlord in connection with such lien shall be deemed Additional Rent under this Lease and shall be due and payable by Tenant within thirty (30) days following request of Landlord's bill therefor.

                                   ARTICLE 10

                                    INSURANCE

         10.1 INDEMNIFICATION AND WAIVER. Because Tenant is required to insure all of its Tenant Improvements and its furniture, fixtures and equipment and because of the requirements to provide waivers of subrogation, Tenant hereby assumes all risk of damage to property in its Premises, subject to the provisions of the waiver of subrogation set forth below. Tenant hereby assumes all risk of injury to persons in, upon or about the Premises from any cause whatsoever unless caused by the negligence or willful misconduct of the Landlord Parties. To the extent not prohibited by law, Landlord, its partners, trustees, ancillary trustees and their respective officers, directors, shareholders, beneficiaries, agents, servants, employees, and independent contractors (collectively, the "LANDLORD PARTIES") shall not be liable for any damage either to person or property or resulting from the loss of use thereof, which damage is sustained by Tenant or by other persons claiming through Tenant, except for damage to property which Landlord insures or is required to insure pursuant to the terms and conditions of this Lease and except for injury to persons to the extent caused by the negligence or willful misconduct of the Landlord Parties. Tenant shall indemnify, defend, protect, and hold harmless Landlord Parties from any and all loss, cost, damage, expense and liability (including without limitation court costs and reasonable attorneys' fees) (collectively, "CLAIMS") incurred in connection with or arising from any cause in, on or about the Premises or any acts, omissions or negligence of Tenant or of any person claiming by, through or under Tenant, its partners, and their respective officers, agents, servants, employees, and independent contractors (collectively, the "TENANT PARTIES"), in, on or about the Project, either prior to or during the Lease Term, provided that the terms of the foregoing indemnity shall not apply to any Claims (i) by any person, company or entity resulting from the negligence or willful misconduct of the Landlord or the Landlord Parties in connection with the Landlord Parties' activities in the Building or the Project (except for damage to the Tenant Improvements and Tenant's personal property, fixtures, furniture and equipment in the Premises, to the extent Tenant is required to obtain the requisite insurance coverage pursuant to this Lease for any such Tenant Improvements or personal property, fixtures, furniture or equipment) or the Project, or (ii) resulting from damage to the Building Structure or Building Systems, and Landlord hereby so indemnifies, defends, protects and holds Tenant and Tenant Parties harmless from any such Claims and from any Claim resulting from injuries to persons caused by the negligence of willful misconduct of Landlord and/or Landlord Parties outside of the Premises; provided further that because Landlord is required to maintain insurance on the Building and the Project and Tenant compensates Landlord for such insurance as part of Tenant's Share of Direct Expenses and because of the existence of waivers of subrogation set forth in Section 10.4 of this Lease, Landlord hereby indemnifies, defends, protects and holds Tenant harmless from any Claim to any property to the extent such Claim is covered by such insurance (or would have been covered if Landlord had carried the insurance required hereunder), even if resulting from the negligent acts, omissions, or willful misconduct of the Tenant Parties. Similarly, since Tenant must carry insurance pursuant to this Article 10 to cover its personal property within the

Premises and the Tenant Improvements, Tenant hereby indemnifies and holds Landlord harmless from any Claim to any property within the Premises, to the extent such Claim is covered by such insurance (or would have been covered if Tenant had carried the insurance required hereunder), even if resulting from the negligent acts, omissions or willful misconduct of the Landlord Parties. Pursuant to this Article 10, Tenant's agreement to indemnify, defend, protect and hold Landlord harmless, and Landlord's agreement to indemnify, defend, protect and hold Tenant harmless are not intended to and shall not relieve any insurance carrier of its obligations under policies required to be carried by Landlord or Tenant, respectively, pursuant to this Lease to the extent such policies cover the results of such acts, omissions or willful misconduct. Should Landlord or Tenant be named as a defendant in any suit brought against the other in connection with or arising out of an event covered by the foregoing indemnity, the named party shall be entitled to recover from the other party such named party's costs and expenses incurred in such suit, including without limitation, its actual professional fees such as appraisers', accountants' and attorneys' fees. Further, Tenant's agreement to indemnify Landlord and Landlord's agreement to indemnify Tenant pursuant to this Section 10.1 is not intended and shall not relieve any insurance carrier of its obligations under policies required to be carried by Tenant and Landlord pursuant to the provision of this Lease, to the extent such policies cover the matters subject to Tenant's and Landlord's indemnification obligations; nor shall they supersede any inconsistent agreement of the parties set forth in any other provision of this Lease. The provisions of this Section 10.1 shall survive the expiration or sooner termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination. Notwithstanding anything to the contrary contained in this Lease, nothing in this Lease shall impose any obligations on Tenant or Landlord to be responsible or liable for, and each hereby releases the other from all liability for, consequential damages other than those consequential damages incurred by Landlord in connection with a holdover of the Premises by Tenant after the expiration or earlier termination of this Lease or incurred by Landlord in connection with any repair, physical construction or improvement work performed by or on behalf of Tenant in the Project.

         10.2 LANDLORD'S FIRE AND CASUALTY INSURANCE. Landlord shall insure the Building (including the Building Structure and Building Systems) and the Project during the Lease Term against loss or damage due to fire and other casualties covered within the classification of fire and extended coverage, vandalism coverage and malicious mischief, sprinkler leakage, water damage and special extended coverage. Such coverage shall be in such amounts, from such companies, and on such other terms and conditions, as Landlord may from time to time reasonably determine, provided that to the extent consistent with the practices of landlords of the Comparable Buildings, such coverage shall (i) be for full replacement of the Building and the Project in compliance with all then existing Applicable Laws; (ii) provide for rent continuation insurance equal to eighteen (18) months' rent; and (iii) be with companies and have policies meeting the criteria set forth in Section 10.3.4
(iii) in this Lease. Additionally, at the sole option of Landlord, such insurance coverage may include the risks of earthquakes and/or flood damage and additional hazards, a rental loss endorsement and one or more loss payee endorsements in favor of the holders of any mortgages or deeds of trust encumbering the interest of Landlord in the Building or the ground or underlying lessors of the Building, or any portion thereof. Notwithstanding the foregoing provisions of this Section 10.2, the coverage and amounts of insurance required to be carried by Landlord in connection with the Building shall only be required to be comparable to the coverage and amounts of insurance which are carried by reasonably prudent landlords of Comparable Buildings. Upon inquiry by Tenant, from time to time, Landlord shall inform Tenant of all such insurance carried by Landlord. Tenant shall, at Tenant's expense, except with respect to the Building Structure and Building Systems, which is governed by Section 7.1, above, comply with all customary insurance company requirements pertaining to the use of the Premises. If Tenant's conduct or use of the Premises other than for the Permitted Use causes any increase in the premium for any insurance policies carried by Landlord, then Tenant shall reimburse Landlord for any such increase. Tenant, at Tenant's expense, shall comply with all rules, orders, regulations or requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and with any similar body.

         10.3 TENANT'S INSURANCE. Tenant shall maintain the following coverages in the following amounts.

                  10.3.1 Commercial General Liability Insurance covering the insured against claims of bodily injury, personal injury and property damage arising out of Tenant's operations, assumed liabilities or use of the Premises, including a Commercial General Liability endorsement covering the insuring provisions of this Lease and the performance by Tenant of the indemnity agreements set forth in Section 10.1 of this Lease, for limits of liability not less than: (i) Bodily Injury and Property Damage Liability - $5,000,000 each occurrence and $5,000,000 annual aggregate, and (ii) Personal Injury Liability -$5,000,000 each occurrence and $5,000,000 annual aggregate; provided, however, that the Five Million Dollar ($5,000,000.00) amounts set forth above shall be deemed to be Ten Million Dollars ($10,000,000.00) if Tenant is also leasing the Expansion Space (the "INCREASED AMOUNTS"); provided further, however, that such Increased Amounts shall not apply to Transferees of Tenant who occupy less than fifty percent (50%) of the total rentable square footage of the Premises.

                  10.3.2 Physical Damage Insurance covering (i) all office furniture, trade fixtures, office equipment, merchandise and all other items of Tenant's property on the Premises installed by, for, or at the expense of Tenant, (ii) the "TENANT IMPROVEMENTS," as that term is defined in the Tenant Work Letter, and (iii) all other improvements, alterations and additions to the Premises (excluding the Base Building, Building Structure and Building Systems). Such insurance shall be written on an "all risks" of physical loss or damage basis, for the guaranteed replacement cost value new without deduction for depreciation of the covered items and in amounts that meet any co-insurance clauses of the policies of insurance and shall include a vandalism and malicious mischief endorsement, sprinkler leakage coverage and earthquake sprinkler leakage coverage.

                  10.3.3 Workers Compensation Insurance in form and with limits in accordance with the laws of the State of California, including Occupational Disease Insurance, and Voluntary Compensation Insurance, and Employer's Liability Insurance with commercially reasonable limits.

                  10.3.4 Form of Policies. The minimum limits of policies of insurance required of Tenant under this Lease shall in no event limit the liability of Tenant under this Lease. Such insurance shall (i) name Landlord, Landlord's Building manager(s) and/or the managers(s) of the Project and any other party it so specifies, as an additional insured; (ii) specifically cover the liability assumed by Tenant under this Lease, including, but not limited to, Tenant's obligations under Section 10.1 of this Lease; (iii) be issued by an insurance company having a rating of not less than A-XII in Best's Insurance Guide or which is otherwise acceptable to Landlord and licensed to do business in the State of California; (iv) be primary insurance as to all claims thereunder and provide that any insurance carried by Landlord is excess and is non-contributing with any insurance requirement of Tenant; (v) provide that said insurance shall not be canceled or coverage changed unless thirty (30) days' prior written notice shall have been given to Landlord and any mortgagee of Landlord; and
(vi) contain a cross-liability endorsement or severability of interest clause acceptable to Landlord. Tenant shall deliver said policy or policies or certificates thereof to Landlord on or before the Lease Commencement Date and at least thirty (30) days before the expiration dates thereof.

         10.4 SUBROGATION. Landlord and Tenant agree to have their respective insurance companies issuing property damage insurance waive any rights of subrogation that such companies may have against Landlord or Tenant, as the case may be, so long as the insurance carried by Landlord and Tenant, respectively, is not invalidated thereby. As long as such waivers of subrogation are contained in their respective insurance policies, Landlord and Tenant hereby waive any right that either may have against the other on account of any loss or damage to their respective property to the extent such loss or damage is insurable under policies of insurance for fire and all risk coverage, theft, or other similar insurance. If either party fails to carry the amounts and types of insurance required to be carried by it pursuant to this Article 10, in addition to any remedies the other party may have under this Lease, such failure shall be deemed to be a covenant and agreement by such party to self-insure with respect to the type and amount of insurance which such party so failed to carry, with full waiver of subrogation with respect thereto.

         10.5 ADDITIONAL INSURANCE OBLIGATIONS. Tenant shall carry and maintain during the entire Lease Term, at Tenant's sole cost and expense, increased amounts of the insurance required to be carried by Tenant pursuant to this Article 10, and such other reasonable types of insurance coverage and in such reasonable amounts covering the Premises and Tenant's operations therein, as may be reasonably requested by Landlord, but in no event shall such increased amounts of insurance or such other reasonable types of insurance be in excess of that required by landlords of Comparable Buildings for tenants comparable in size to Tenant. Notwithstanding anything to the contrary contained in this Lease, in the event of any termination of this Lease pursuant to Article 11 or Article 13 below, Tenant shall assign and deliver to Landlord (or to any party designated by Landlord) all insurance proceeds payable to Tenant under Tenant's insurance required under Section 10.3.2(ii) of this Lease for the unamortized value of the Tenant Improvements ("LANDLORD'S TI PROCEEDS"). Any such amortization shall be calculated on a straight-line basis throughout the initial Lease Term.

                                   ARTICLE 11

                             DAMAGE AND DESTRUCTION

         11.1 REPAIR OF DAMAGE TO PREMISES BY LANDLORD. To the extent Landlord does not have actual knowledge of same, Tenant shall promptly notify Landlord of any damage to the Premises resulting from fire or any other casualty or any condition existing in the Premises as a result of a fire or other casualty that would give rise to the terms of this Article 11. If the

Premises the Building Structure, the Building Systems or any Common Areas of the Project serving or providing access to the Premises shall be damaged by fire or other casualty or be subject to a condition existing as a result of a fire or other casualty, Landlord shall promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Landlord's reasonable control, and subject to all other terms of this Article 11, restore the Base Building (including the Building Structure and the Building Systems) and such Common Areas to substantially the same condition as existed prior to the casualty, except for modifications required by zoning and building codes and other Applicable Laws or by the holder of a mortgage on the Building or Project or any other modifications to the Common Areas reasonably deemed desirable by Landlord, provided access to the Premises, Project parking facility and any common restrooms serving the Premises shall not be materially impaired. Upon the occurrence of any damage to the Premises, upon notice (the "LANDLORD REPAIR NOTICE") to Tenant from Landlord, if the Lease is not terminated, Tenant shall put into a third party escrow account reasonably acceptable to Landlord (which escrow shall be jointly paid for by Landlord and Tenant) for distribution to Landlord (or to any party designated by Landlord) on a progress payment basis upon receipt of the appropriate conditional and/or unconditional lien releases, all insurance proceeds payable to Tenant under Tenant's insurance required under Sections
10.3.2 (ii) and (iii) of this Lease and Landlord shall repair any injury or damage to the Tenant Improvements and subsequent Alterations installed in the Premises and shall return such Tenant Improvements and Alterations to their original condition; provided that (a) if the cost of such repair by Landlord exceeds the amount of insurance proceeds received by Landlord from Tenant's insurance carrier, the incremental cost differential of such repairs shall be paid by Tenant to Landlord on a progress payment basis (after exhaustion of insurance proceeds), and (b) Tenant's insurance proceeds shall be disbursed for all costs and expenses incurred by Landlord in connection with the repair of any such damage pursuant to a disbursement procedure mutually approved by Landlord and Tenant. As long as the Tenant Improvements in the Premises are rebuilt, Tenant shall be entitled to retain any portion of the proceeds of the insurance described in Sections 10.3.2 (ii) and (iii) in excess of the cost of such restoration or if this Lease terminates, Tenant will receive all of such insurance proceeds to the extent the such proceeds exceed Landlord's TI Proceeds. In the event that Landlord does not deliver the Landlord Repair Notice within sixty (60) days following the date the casualty becomes known to Landlord, if this Lease does not terminate pursuant to Section 11.2 of this Lease or for any other reason, Tenant shall, at its sole cost and expense, repair any injury or damage to the Tenant Improvements installed in the Premises and shall return such Tenant Improvements to their original condition. Whether or not Landlord delivers a Landlord Repair Notice, Tenant shall, prior to the commencement of construction, submit to Landlord, for Landlord's review and approval, all plans, specifications and working drawings relating thereto, and Tenant may select, subject to Landlord's reasonable approval, the contractors to perform such improvement work. Such submittal of plans and construction of improvements shall be performed in substantial compliance with the terms of the Tenant Work Letter as though such construction of improvements were the initial construction of the Tenant Improvements. Landlord shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant's business resulting in any way from such damage or the repair thereof; provided however, that if such fire or other casualty shall have damaged the Premises or Common Areas necessary for Tenant to reasonably conduct Tenant's Permitted Use from the Premises, Landlord shall allow Tenant a proportionate abatement of Rent, during the time and to the extent the Premises are unfit for occupancy for Tenant's Permitted Use, and not occupied by

Tenant as a result thereof, including abatement during a commercially reasonable period of build-out time; provided, further, if the Premises is damaged such that the remaining portion thereof is not sufficient to allow Tenant to conduct its business operations from such remaining portion and Tenant does not conduct its business operations therefrom, Landlord shall allow Tenant a total abatement of Rent during the time and to the extent the Premises are unfit for occupancy for Tenant's Permitted Use, and not occupied by Tenant as a result of the subject damage. In the event that Landlord shall not deliver the Landlord Repair Notice, Tenant's right to rent abatement pursuant to the preceding sentence shall terminate as of the date Tenant should have completed repairs to the Premises assuming Tenant used reasonable due diligence in connection therewith.

         11.2 LANDLORD'S OPTION TO REPAIR. Notwithstanding the terms of
Section 11.1 of this Lease, Landlord may elect not to rebuild and/or restore the Premises, the Building and/or the Project, and instead terminate this Lease by notifying Tenant in writing of such termination within forty-five
(45) days after Landlord's discovery of the damage, such Notice to include a termination date giving Tenant one hundred eighty (180) days to vacate the Premises which period will be extended by any "FORCE MAJEURE," as that term is defined in Section 29.13, below, on a day for day basis, but Landlord may so elect only if (a) the Building or Project shall be damaged by fire or other casualty or cause or be subject to a condition existing as a result of such a fire or other casualty or cause, whether or not the Premises are affected, and (b) one or more of the following conditions in (i), (ii), (iii) or (iv) immediately below is present: (i) in the opinion of Landlord's licensed contractor, the repairs to be made by Landlord cannot reasonably be completed within two hundred seventy (270) days of the date of discovery of the damage (when such repairs are made without the payment of overtime or other premiums); (ii) the holder of any mortgage on the Building and/or the Project, or ground lessor with respect to the Project and/or the Building shall require that the insurance proceeds or any portion thereof in excess of the "LANDLORD DAMAGE CONTRIBUTION" as that term is defined below, be used to retire the mortgage debt, or shall terminate the ground lease, as the case may be, and (x) Tenant does not agree to fund the amount in excess of Landlord's Damage Contribution required to complete the appropriate repairs,
(y) Landlord elects not to commence rebuilding or reconstructing within one
(1) year from the date of such damage and destruction, and (z) Landlord elects to terminate the lease of all other tenants of the Project similarly affected by the damage and destruction; or (iii) the damage or condition arising as a result of such damage is not fully covered, except for Landlord Damage Contribution, by Landlord's insurance policies (or by the insurance Landlord is required to carry under this Lease) and Landlord elects not to commence rebuilding or reconstructing within one (1) year from the date of such damage and destruction and elects to terminate the leases of all other tenants of the Project similarly affected by the damage and destruction; or
(iv) the damage occurs during the last twelve (12) months of the Lease Term; provided, however, that if Landlord does not elect to terminate this Lease pursuant to Landlord's termination right as provided above, and the repairs cannot, in the reasonable judgment of a licensed contractor mutually and reasonably agreed upon by Landlord and Tenant, be completed within two hundred seventy (270) days after being commenced, Tenant may elect, no earlier than forty-five (45) days after Landlord's discovery of the damage and not later than ninety (90) days after the date of such damage, to terminate this Lease by written notice to Landlord effective as of the date specified in the notice, which date shall not be less than thirty (30) days nor more than one hundred eighty (180) days after the date such notice is given by Tenant. At any time, from time to time, after the date occurring forty-five (45) days after the date of the damage, Tenant may request that Landlord provide Tenant with a certificate from the licensed contractor set forth above setting forth such contractor's opinion of the date of completion of the repairs and Landlord shall respond to such request within five (5) business days. For purposes of this Section 11.2, the "LANDLORD DAMAGE CONTRIBUTION" shall initially mean One Million Seven Hundred Fifty Thousand Dollars ($1,750,000.00); provided, however, that such amount shall be reduced by an amount equal to Thirty-Nine Thousand Seven Hundred Seventy-Three Dollars ($39,773.00) on the first day of each month following the last day of the eighty-eighth (88th) month anniversary of the Lease Commencement Date; provided further, however, that in the event the Expansion Space is added to the Premises then the amounts set forth above shall be deemed to be "Three Million Five Hundred Thousand Dollars ($3,500,000.00)" and "Seventy-Nine Thousand Five Hundred Forty-Six Dollars ($79,546.00)", respectively.

         11.3 WAIVER OF STATUTORY PROVISIONS. The provisions of this Lease, including this Article 11, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, the Building, or the Project, and any statute or regulation of the State of California, including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or regulation, now or hereafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises, the Building, or the Project.

         11.4 DAMAGE NEAR END OF TERM. In the event that the Premises or the Building is destroyed or damaged to any substantial extent during the last twelve (12) months of the Lease Term and, in the reasonable judgment of Landlord, the damage or destruction to the Premises or Building cannot be repaired by the date which is six (6) months prior to the Lease Expiration Date, then notwithstanding anything contained in this Article 11, either Landlord or Tenant shall have the option to terminate this Lease by giving Notice to the other party of the exercise of such option within thirty (30) days after such damage or destruction, in which event this Lease shall cease and terminate sixty (60) days after the date of such Notice, Tenant shall pay the Base Rent and Additional Rent, properly apportioned up to such date of damage, and both parties hereto shall thereafter be freed and discharged of all further obligations hereunder, except as provided for in provisions of this Lease which by their terms survive the expiration or earlier termination of the Lease Term.

                                   ARTICLE 12

                                    NONWAIVER

         Except as provided for herein as a "deemed waiver," no provision of this Lease shall be deemed waived by either party hereto unless expressly waived in a writing signed by such waiving party, and no express waiver shall affect any provision other than the one specified in such waiver and that one only for the time and in the manner specifically stated. No receipt of monies by Landlord from Tenant after the termination of this Lease shall in any way alter the length of the Lease Term or of Tenant's right of possession hereunder or after the giving of any notice shall reinstate, continue or extend the Lease Term or affect any notice given Tenant prior to the receipt of such monies, it being agreed that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of said Rent shall not waive or affect said notice, suit or judgment. Tenant's payment of any Rent hereunder shall not constitute a waiver by Tenant of any breach or default by Landlord under this Lease nor shall Landlord's payment of monies due Tenant hereunder constitute a waiver by Landlord of any breach or Default by Tenant under this Lease. No payment by Tenant or receipt or acceptance by Landlord of a lesser amount than the correct Rent due shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance, treat such partial payment as a default or pursue any other remedy provided in this Lease or at law.

                                   ARTICLE 13

                                  CONDEMNATION

         If twenty-five percent (25%) or more of the Premises, Building, or Project shall be taken by power of eminent domain or condemned by any competent authority for any public or quasi-public use or purpose and if as a result thereof Tenant cannot conduct its business operations in substantially the same manner such business operations were conducted prior to such taking while still retaining substantially the same material rights and benefits it bargained to receive under this Lease, or if Landlord shall grant a deed or other instrument in lieu of such taking by eminent domain or condemnation as a result thereof, Landlord and Tenant shall each have the option to terminate this Lease upon ninety (90) days' Notice to the other party, provided such Notice is given no later than one hundred eighty (180) days after the date of such taking, condemnation, reconfiguration, vacation, deed or other instrument. If more than twenty-five percent (25%) of the rentable square feet of the Premises is taken, or if access to the Premises is substantially impaired, Tenant shall have the option to terminate this Lease upon ninety
(90) days' Notice, provided such Notice is given no later than one hundred eighty (180) days after the date of such taking. Landlord shall be entitled to receive the entire award or payment in connection therewith, except that Tenant shall have the right to file any separate claim available to Tenant for any taking of Tenant's personal property and fixtures belonging to Tenant and removable by Tenant upon expiration of the Lease Term pursuant to the terms of this Lease, and for moving expenses, and such claim is payable separately to Tenant or is otherwise separately identifiable. Notwithstanding anything in this Article 13 to the contrary, Landlord and Tenant shall each be entitled to receive fifty percent (50%) of the "bonus value" of the leasehold estate in connection therewith, which bonus value shall be equal to the difference between the Rent payable under this Lease and the sum established by the condemning authority as the award for compensation. All Rent shall be apportioned as of the date of such termination, or the date of such taking, whichever shall first occur. If any part of the Premises shall be taken, and this Lease shall not be so terminated, the Rent shall be proportionately abated. Tenant hereby waives any and all rights it might otherwise have pursuant to Section 1265.130 of the California Code of Civil Procedure.

                                   ARTICLE 14

                            ASSIGNMENT AND SUBLETTING

         14.1 TRANSFERS. Tenant shall not, without the prior written consent (except as provided in Section 14.6, below) of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed, assign, mortgage, pledge, hypothecate, encumber, or permit any lien to attach to, or otherwise transfer, this Lease or any interest hereunder, permit any assignment or other such foregoing transfer of this Lease or any interest hereunder by operation of law, sublet the Premises or any part thereof, or permit the use of the Premises by any persons other than Tenant and its employees (all of the foregoing are hereinafter sometimes referred to collectively as "TRANSFERS" and any person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a "TRANSFEREE"). If Tenant shall desire Landlord's consent to any Transfer, Tenant shall notify Landlord in writing, which Notice (the "TRANSFER NOTICE") shall include (i) the proposed effective date of the Transfer, which shall not be less than fifteen (15) days after the date of delivery of the Transfer Notice, (ii) a description of the portion of the Premises to be transferred (the "SUBJECT SPACE"), (iii) all of the terms of the proposed Transfer and the consideration therefor, the name and address of the proposed Transferee, and a copy of all existing and/or proposed documentation pertaining to the proposed Transfer (but not any documentation relating solely to the sale (if any) of Tenant's business to such Transferee), including all existing operative documents to be executed to evidence such Transfer or the agreements incidental or related to such Transfer but only to the extent that any such documentation and/or documents actually exist and, upon request from Landlord, Tenant's good faith estimated calculation of the "Transfer Premium," if any, as that term is defined in Section 14.3, below, in connection with such Transfer, (iv) financial information of the proposed Transferee certified by an officer, partner or owner thereof, and any other information required by Landlord, which will enable Landlord to determine the financial responsibility, character, and reputation of the proposed Transferee, nature of such Transferee's business and proposed use of the Subject Space, (v) an executed estoppel certificate from Tenant in the form attached hereto as Exhibit E, and (vi) such other information as Landlord may reasonably require. Any Transfer requiring Landlord's consent hereunder which is made without Landlord's prior written consent shall, at Landlord's option, be null, void and of no effect. Landlord shall approve or disapprove of the proposed Transfer in accordance with Section 14.2, below, within fifteen (15) days (the "REVIEW PERIOD") after Landlord's receipt of the applicable Transfer Notice. In the event that Landlord fails to notify Tenant in writing of such approval or disapproval within such Review Period, Landlord shall be deemed to have approved such Transfer. Whether or not Landlord shall grant consent, Tenant shall pay Landlord's reasonable and actual out-of-pocket costs and expenses, including attorneys' fees and costs, incurred by Landlord in connection with its review of a proposed Transfer, within thirty (30) days after written request by Landlord, provided that such cost and expenses shall not exceed Two Thousand Five Hundred Dollars ($2,500.00) for a Transfer, except that such Two Thousand Five Hundred Dollar ($2,500.00) limitation shall be increased to Five Thousand Dollars ($5,000.00) in connection with an assignment of this Lease and in connection with a sublease of all or substantially all of the Premises.

         14.2 LANDLORD'S CONSENT. Landlord shall not unreasonably withhold its consent to any proposed Transfer of the Subject Space to the Transferee on the terms specified in the Transfer Notice. The parties hereby agree that it shall only be deemed to be reasonable under this Lease and under any Applicable Law for Landlord to withhold consent to any proposed Transfer where only one or more of the following apply:

                  14.2.1 The Transferee is of a character or reputation or engaged in a business which is not consistent with the quality of the Project as reflected by the then-existing tenants of the Project with respect to comparable space and the Permitted Use;

                  14.2.2 The Transferee is either a governmental agency or instrumentality thereof (i) which is that of a foreign country, (ii) which is of a character or reputation, is engaged in a business, or is of, or is associated with, a political orientation or faction, which is inconsistent with the quality of the Project, or which would otherwise reasonably offend a landlord of a comparable building located in the vicinity of the Project,
(iii) which is capable of exercising the power of eminent domain or condemnation, or (iv) which would significantly increase the human traffic in the Premises, the Building, and/or the Project, unless Landlord, with respect to the Project, has leased space to, or approved subleases with, comparable (in terms of use, security issues, express or implied power of eminent domain, reputation, character and size of space in the Project) governmental agencies or instrumentalities thereof;

                  14.2.3 The Transferee's intended use of the Premises is inconsistent with the Permitted Use;

                  14.2.4 The Transferee is not a party of reasonable financial worth and/or financial stability in light of the responsibilities involved under the Transfer on the date consent is requested;

                  14.2.5 The proposed Transfer would cause Landlord to be in violation of an exclusive right granted by Landlord in good faith in another lease or agreement to which Landlord is a party, or would give an occupant of the Project a right to cancel its lease as a result of the proposed use to be made of the space by the sublessee or assignee, provided that upon request from Tenant, Landlord shall provide Notice of all applicable exclusive rights;

                  14.2.6 Landlord has available in the Project space that is reasonably comparable to the Subject Space in layout and use and either the proposed Transferee, or any person or entity which directly or indirectly, controls, is controlled by, or is under common control with, the proposed Transferee, (x) occupies space in the Project at the time of the request for consent, or (y) has negotiated with Landlord during the sixty (60) day period immediately preceding the Transfer Notice. For purposes hereof, the term "negotiating" shall mean either the exchange of letters of intent or lease proposals, or the preparation and/or negotiation of lease documents; or

                  14.2.7 The proposed Transfer could jeopardize Kilroy Realty Corporation's ability to qualify as a REIT under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "CODE") or prevent any amount received hereunder from qualifying as "rent from real property" under
Section 856(d) of the Code.

         Notwithstanding anything to the contrary in this Lease, if Tenant or any proposed Transferee claims that Landlord has unreasonably withheld, conditioned or delayed its consent under Section 14.2 or otherwise has breached or acted unreasonably under this Article 14, Tenant hereby waives any right at law or equity to terminate this Lease, on its own behalf and, to the extent permitted under all Applicable Laws, on behalf of the proposed Transferee but Tenant retains the right to sue Landlord for any damages suffered by Tenant and/or for specific performance if Landlord unreasonably withholds, conditions or delays its consent to a proposed Transfer (other than damages or injury to, or interference with, Tenant's business including, without limitation, loss of profits, however occurring but not excluding loss of profits Tenant would have been able to claim pursuant to Section 14.3 of this Lease). If Landlord consents to any Transfer pursuant to the terms of this Section 14.2, Tenant may within six (6) months after Landlord's consent, but not later than the expiration of said six-month period, enter into such Transfer of the Premises or portion thereof, upon substantially the same terms and conditions as are set forth in the Transfer Notice furnished by Tenant to Landlord pursuant to Section 14.1 of this Lease, provided that if there are any changes in the terms and conditions from those specified in the Transfer Notice (i) such that Landlord would initially have been entitled to refuse its consent to such Transfer under this Section 14.2, or (ii) which would cause the proposed Transfer to be more favorable to the Transferee than the terms set forth in Tenant's original Transfer Notice, Tenant shall again submit the Transfer to Landlord for its approval and other action under this
Article 14.

         14.3 TRANSFER PREMIUM. If Landlord consents to a Transfer, as a condition thereto which the parties hereby agree is reasonable, Tenant shall pay to Landlord fifty percent (50%) of any "TRANSFER PREMIUM," as that term is defined in this Section 14.3, actually received by Tenant from such Transferee. "Transfer Premium" shall mean all rent, additional rent or other consideration payable (in lieu of or in addition to rent) by such Transferee in connection with the Transfer (as opposed to the sale of the business) in excess of the Rent and Additional Rent payable by Tenant under this Lease during the term of the Transfer (including, in such calculation, payments made by Tenant under the Promissory Note), on a per rentable square foot basis if less than all of the Premises is transferred, after deducting the reasonable expenses incurred by Tenant in connection with such Transfer for
(i) any improvement allowance or other economic concessions (space planning allowance, moving expenses, etc.) paid by Tenant to Transferee in connection with such Transfer, including any unamortized value of tenant improvements in excess of Thirty Dollars ($30.00) and up to Sixty Dollars ($60.00) per rentable square foot in the Transferred Space paid for by Tenant (and not paid or otherwise reimbursed from Landlord's Loan and/or Landlord's Additional Loan); (ii) any brokerage commission incurred by Tenant in connection with the Transfer, (iii) reasonable attorneys' fees incurred by Tenant (including attorneys' fees paid to Landlord) in connection with the Transfer, (iv) any costs to buy-out or takeover the previous lease of a Transferee; (v) out-of-pocket costs of advertising the space that is the subject of the Transfer and (vi) the aggregate amount of Base Rent and Additional Rent paid by Tenant during the period prior to the commencement of the term of the transfer during which Tenant does not occupy the subject space, commencing on and after the Downtime State Date (as defined below) (collectively, "SUBLEASING COSTS"). The "DOWNTIME START DATE" shall mean the later of (A) the date which Tenant vacates and does not reoccupy the subject space and delivers Notice of the same to Landlord, and (B) the date Tenant enters into a listing agreement for the subject space with a reputable broker, and provides Landlord with Notice thereof; provided, however, in no event will Subleasing Costs for space not yet occupied by Tenant (and not occupied by Tenant merely as a subterfuge of this provision) include any Base Rent and Additional Rent paid by Tenant to Landlord for a period of time in excess of six (6) months. "Transfer Premium" shall also include, but not be limited to, key money and bonus money or other cash consideration for rent or in lieu of rent paid by Transferee to Tenant in connection with such Transfer (as opposed to the sale of the business), and any payment in excess of fair market value for services rendered by Tenant to Transferee or for assets, fixtures, inventory, equipment, or furniture transferred by Tenant to Transferee in connection with such Transfer; provided, however, under no circumstances shall Landlord be paid any Transfer Premium until Tenant has recovered all Subleasing Costs for such Transferred Space, it being understood that if in any year the gross revenues, less the deductions set forth and included in Subleasing Costs, are less than any and all costs actually paid in assigning or subletting the affected space (collectively, "TRANSACTION COSTS"), the amount of the excess Transaction Costs shall be carried over to the next year and then deducted from net revenues with the procedure repeated until a Transfer Premium is achieved.

         14.4     [INTENTIONALLY OMITTED.]

         14.5 EFFECT OF TRANSFER. If Landlord consents to a Transfer, (i) the terms and conditions of this Lease shall in no way be deemed to have been waived or modified, (ii) such consent shall not be deemed consent to any further Transfer by either Tenant or a Transferee, (iii) Tenant shall deliver to Landlord, promptly after execution, an original executed copy of all documentation pertaining to the Transfer in form reasonably acceptable to Landlord, (iv) Tenant shall furnish upon Landlord's request a complete statement, certified by an independent certified public accountant, or Tenant's chief financial officer, setting forth in detail the computation of any Transfer Premium Tenant has derived and shall derive from such Transfer, and (v) no Transfer relating to this Lease or agreement entered into with respect thereto, whether with or without Landlord's consent, shall relieve Tenant or any guarantor of the Lease from liability under this Lease. Landlord or its authorized representatives shall have the right at all reasonable times to audit the books, records and papers of Tenant relating to any Transfer, and shall have the right to make copies thereof. If the Transfer Premium respecting any Transfer shall be found understated by more than three percent (3%), Tenant shall, within thirty (30) days after demand, pay the deficiency and Landlord's costs of such audit (otherwise Landlord shall be obligated to pay such audit costs).

         14.6 NON-TRANSFERS. Notwithstanding anything to the contrary contained in this Article 14, an assignment or subletting of all or a portion of the Premises to (a) an affiliate of Tenant (an entity which is controlled by, controls or is under common control, as such term is defined in California General Corporations Code ("CGCC") Sections 160 and 5045, with, Tenant); (b) an entity which merges with or acquires or is acquired by, Tenant or a parent of Tenant, as defined in CGCC Sections 175 and 5064, or a subsidiary, as defined in CGCC Sections 189 and 5073, of Tenant's parent or Affiliate, or (c) a transferee of substantially all of the assets of Tenant (a, b and c to be collectively be referred to herein as an "AFFILIATE") along with any other entity which will qualify as an "affiliate" under CGCC Sections 150 and 5031, shall not be deemed a Transfer under this Article 14 (and shall not entitle Landlord to any Transfer Premium), provided that at least five (5) business days prior to such assignment or sublease (i) Tenant notifies Landlord of any such assignment or sublease and promptly supplies Landlord with any documents or information reasonably requested by Landlord regarding such assignment or sublease or such Affiliate; and (ii) such assignment or sublease is not a subterfuge by Tenant to avoid its obligations under this Lease. In addition, Landlord acknowledges and agrees that notwithstanding anything to the contrary contained in the Lease, Tenant shall have the right, without Landlord's consent and without the payment of the Transfer Premium, but upon prior written notice to Landlord, to sublease, license or let or otherwise permit occupancy of, up to an aggregate of 28,500 square feet of the Premises (or 57,000 square feet of the Premises to the extent the Expansion Space is added to the Premises) to individuals, clients, agents or independent contractors (each a "BUSINESS AFFILIATE") which sublease, license or occupancy agreement, as the case may be, to a Business Affiliate shall be on and subject to all of the following conditions: (i) Tenant shall either have a business relationship (relating to the primary business of Tenant conducted in the Premises) with each such Business Affiliate or Tenant shall have at least a ten percent (10%) voting or equity interest in such Business Affiliate; (ii) all such Business Affiliates shall be of a character and reputation consistent with the quality of the Building; and (iii) such Business Affiliates shall use the Premises in conformity with the all applicable provisions of this Lease. No such sublease, license or occupancy agreement, as the case may be, shall relieve Tenant from any liability under this Lease.

         14.7 SPECIAL TRANSFER RESTRICTION. Notwithstanding anything in this
Article 14 to the contrary, in no event will Tenant have the right to effect a Transfer for a term (including any extension options) of greater than two and one-half (2.5) years until the earlier of (i) the date the Phase II Building is ninety percent (90%) leased; or (ii) eighteen (18) months after the Lease Commencement Date; provided, however, that the foregoing Transfer restriction shall not apply (i) to any Non-Transfers described in Section
14.6 above or (ii) in the event the Subject Space described in such Transfer Notice is larger in size, on a contiguous space basis, than any space available in the Phase II Building (on a contiguous space basis).

         14.8 LANDLORD'S RECOGNITION OF TRANSFERS UPON LEASE TERMINATION. At Tenant's request, Landlord shall, concurrently with the granting of Landlord's consent to the Sublease, as that term is defined below, execute a commercially reasonable recognition agreement (the "RECOGNITION AGREEMENT") in favor of a Transferee who is a subtenant of Tenant for all of the Premises (including the initial Premises AND the Expansion Space to the extent applicable) (the "SUBTENANT"), which provides that in the event this Lease is terminated, Landlord shall recognize the sublease between such Subtenant and Tenant (the "SUBLEASE") and not disturb such Subtenant's possession of the Premises or applicable portion thereof (the "SUBLEASE SPACE"), due to such termination; provided that (i) at the time of Tenant's request for Landlord's execution of the Recognition Agreement, such Transfer contains the same economic Rent set forth in this Lease, or the Sublease provides that upon a Default by Tenant under this Lease which results in the termination of this Lease, the Subtenant receiving the Recognition Agreement shall be subject to the same terms and conditions set forth in this Lease; provided, however, the economic terms of such Transfer may be more favorable to Landlord than those set forth in this Lease, and provided that the provisions of Sections 1.3,
2.2 and 23.6 of this Lease shall in no event be applicable to such Subtenant;
(ii) the Sublease Space consists of not less than the entire rentable area of the Premises; (iii) Landlord shall not be liable for any act or omission of Tenant; (iv) Landlord shall not be subject to any offsets or defenses which the Subtenant might have as to Tenant or to any claims for damages against Tenant, nor shall Landlord be obligated to fund to, or for the benefit of, Subtenant, any undisbursed tenant improvement or refurbishment allowance or other allowances or monetary concessions unless same has been granted to Tenant and transferred to Subtenant; (v) Landlord shall not be required or obligated to credit the Subtenant with any rent or additional rent paid by the Subtenant to Tenant; (vi) Landlord shall not be bound by any provisions of the Sublease which are inconsistent with the terms and conditions of this Lease; (vii) such recognition shall be effective upon, and Landlord shall be responsible for performance of only those covenants and obligations of Tenant pursuant to the Sublease accruing after, the termination of this Lease; (viii) as a condition to Landlord's obligation to enter into the Recognition Agreement, Landlord shall have the right to reasonably approve the creditworthiness and financial strength of the Subtenant, which reasonable approval shall be based upon the creditworthiness and financial strength then generally required by Landlord and landlords of the Comparable Buildings of a new tenant who is leasing space of a rentable area comparable to the rentable area of the Sublease Space for a term equal to the remaining Lease Term, who is granted concessions comparable to the concessions, if any, granted to the Subtenant, and who is assuming the monetary obligations under the Sublease; and (ix) the Subtenant shall make full and complete attornment to Landlord, as lessor, pursuant to a written agreement executed by Landlord and the Subtenant, so as to establish direct privity of contract between Landlord and the Subtenant with the same force and effect as though the Sublease was originally made directly between Landlord and the Subtenant. Upon Landlord's written request given any time after the termination of this Lease, the Subtenant shall execute a lease for the space subject to the applicable Sublease upon the same terms and conditions as set forth in the Recognition Agreement. In the event Landlord enters into a Recognition Agreement with a Subtenant pursuant to the provisions of this Section 14.8, Tenant hereby acknowledges and agrees that, for purposes of calculating the damages due Landlord following Tenant's breach and Landlord's termination of this Lease, with respect to any such Sublease Space, Landlord shall be deemed to have adequately mitigated its damages in accordance with Applicable Laws for the portion of the Premises covered by the Recognition Agreement.

                                   ARTICLE 15

                SURRENDER OF PREMISES; REMOVAL OF TRADE FIXTURES

         15.1 SURRENDER OF PREMISES. No act or thing done by any Landlord Parties or Tenant during the Lease Term shall be deemed to constitute an acceptance by Landlord of a surrender of the Premises unless such intent is specifically acknowledged in a writing signed by Landlord and Tenant. The delivery of keys to the Premises to any Landlord Parties shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are thereafter retained by Landlord, and notwithstanding such delivery Tenant shall be entitled to the return of such keys at any reasonable time upon request until this Lease shall have been terminated. The voluntary or other surrender of this Lease by Tenant, whether accepted by Landlord or not, or a mutual termination hereof, shall not work a merger, and at the option of Landlord shall operate as an assignment to Landlord of all subleases or subtenancies affecting the Premises.

         15.2 REMOVAL OF TENANT PROPERTY BY TENANT. All articles of personal property and all business and trade fixtures, machinery and equipment, furniture and movable partitions owned by Tenant or installed by Tenant at its expense in the Premises, shall remain the property of Tenant, and may be removed by Tenant at any time during the Lease Term. Upon the expiration of the Lease Term, or upon any earlier termination of this Lease, Tenant shall, subject to the provisions of this Article 15, quit and surrender possession of the Premises to Landlord in as good order and condition as when Tenant took possession and as thereafter improved by Landlord and/or Tenant, reasonable wear and tear, damage by casualty and repairs which are specifically made the responsibility of Landlord hereunder excepted. Upon such expiration or termination, Tenant shall, without expense to Landlord, remove or cause to be removed from the Premises all debris and rubbish, and such items of furniture, equipment, free-standing cabinet work, and other articles of personal property owned by Tenant or installed or placed by Tenant at its expense in the Premises, and such similar articles of any other persons claiming under Tenant, as Landlord may, in its sole discretion, require to be removed, and Tenant shall repair at its own expense all damage to the Premises and Building resulting from such removal. Landlord and Tenant acknowledge and agree that nothing in this Section 15.2 shall prohibit Tenant from removing any furniture, free-standing equipment, free-standing cabinet work and other articles of personal property owned by Tenant or installed or placed by Tenant at its expense in the Premises, at any time throughout the Term of this Lease.

                                   ARTICLE 16

                                  HOLDING OVER

         If Tenant holds over after the expiration of the Lease Term or earlier termination thereof such tenancy shall be from month-to-month only, and shall not, except as set forth below, constitute a renewal hereof or an extension for any further term, and in such case Base Rent shall be payable at a monthly rate equal to the product of (i) the Base Rent and the promissory note payments due under the Promissory Note applicable during the last rental period of the Lease Term under this Lease, and (ii) one hundred twenty-five percent (125%). Such month-to-month tenancy shall be subject to every other term, covenant and agreement contained herein. Nothing contained in this Article 16 shall be construed as consent by Landlord to any holding over by Tenant, and Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or other termination of this Lease. The provisions of this Article 16 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. Tenant acknowledges that if Tenant holds over without Landlord's consent, such holding over may compromise or otherwise affect Landlord's ability to enter into new leases with prospective tenants regarding the Premises. Therefore, if Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall, except as otherwise expressly provided in this Lease, protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys' fees) and liability resulting from such failure, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender, and any losses suffered by Landlord, including lost profits to Landlord, resulting from such failure to surrender.

                                   ARTICLE 17

                              ESTOPPEL CERTIFICATES

         Within fifteen (15) business days following a request in writing by Landlord or Tenant, Tenant or Landlord, as the case may be, shall execute and deliver to the requesting party (the "REQUESTING PARTY") an estoppel certificate, which shall be substantially in the reasonable form of Exhibit E, attached hereto, (or such other commercially reasonable form as may be required by any prospective mortgagee or purchaser of the Building, the Project, or any portion thereof or by any assignee or sublessee), indicating therein any exceptions thereto that may exist at that time, and shall also contain any other information reasonably requested by the Requesting Party or Landlord's mortgagee or prospective mortgagee or purchasers or Tenant's Transferee, as the case may be. Appropriate modifications shall be made to Exhibit E when Tenant is the Requesting Party. Landlord or Tenant shall execute and deliver whatever other instruments may be reasonably required for such purposes. At any time during the Lease Term, Landlord may require Tenant to provide Landlord with a publicly available current financial statement and publicly available financial statements of the two (2) years prior to the current financial statement year. Such statements shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant. Any such statements shall be provide only to the extent they exist, in the form that they exist and conditioned upon Landlord executing a commercially reasonable confidentiality agreement. The failure of Tenant or Landlord, as the case may be, to timely execute and deliver such estoppel certificate or other instruments upon five
(5) business additional days Notice from the Requesting Party advising the other party of the consequences of a non-response, shall constitute an acceptance of the Premises and an acknowledgment by the other party that statements included in the estoppel certificate are true and correct, without exception.

                                   ARTICLE 18

                                  SUBORDINATION

         Subject to Tenant's receipt of an appropriate non-disturbance agreement(s) as set forth below, this Lease is subject and subordinate to all present and future ground or underlying leases of the Project and/or the Building, and to the lien of any mortgages or trust deeds, now or hereafter in force against the Project and/or the Building, if any, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds, unless the holders of such mortgages or trust deeds, or the lessors under such ground lease or underlying leases, require in writing that this Lease be superior thereto. Landlord covenants that the Building will be constructed upon real property which Landlord holds in fee title, and that the Expansion Space shall be built on a portion of such real property as well as on real property upon which Landlord is a ground lessee under a ground lease (the "GROUND LEASE"). If Tenant leases the Expansion Space, Landlord shall use commercially reasonable efforts to obtain a Non-Disturbance Agreement for Tenant from the ground lessor under the Ground Lease. Landlord currently pays approximately $2,800.00 monthly ground rent under the Ground Lease. Landlord shall give the ground lessor under the Ground Lease notice of the Expansion Lease, if any, and Tenant's address within thirty (30) days of receipt of the Expansion Exercise Notice, which notice shall instruct such ground lessor to provide Tenant with notice of any default under the Ground Lease and, subject to the remaining terms hereof, the opportunity to cure the same on behalf of the Landlord. Provided Tenant gives Landlord no less than five (5) business days notice of its intent to cure such a default under the Ground Lease, if Tenant thereafter cures a monetary or non-monetary default under the Ground Lease, then after (10) business days notice by Tenant to Landlord that Tenant so cured such default, Tenant may offset such cure costs and expenses against Tenant's next payment of Base Rent. Landlord acknowledges and agrees that Landlord's delivery to Tenant of a commercially reasonable non-disturbance agreement ("NON-DISTURBANCE AGREEMENT") in favor of Tenant from any ground lessors, mortgage holders or lien holders of Landlord who later come into existence at any time prior to the expiration of the Lease Term shall be in consideration of, and a condition precedent to, Tenant's agreement to be bound by the provisions of this Article 18. Such commercially reasonable Non-Disturbance Agreement(s) shall include the obligation of any such successor ground lessor, mortgage holder or lien holder ("LIEN HOLDER") to recognize Tenant's rights specifically set forth in this Lease, Landlord's obligations to comply with the provisions of this Lease (including Tenant's Contribution Disbursement and the Cresa Partners' Fee Disbursement (for both the initial Premises and the Expansion Space)), or to otherwise receive certain credits against Rent as set forth herein and recognize and agree that Lien Holder shall be bound by and responsible for all obligations of Landlord with respect to the Expansion Option and the Security L-C, the Security L-C Security Deposit, the Promissory Note, the Promissory Note L-C, Additional Security L-C (if any), the Additional Promissory Note L-C (if any), the Additional Security L-C Security Deposit (if any), any and all proceeds therefrom or related thereto, and any amounts deposited in any accounts pledged by Tenant (collectively the "SECURITY"), irrespective of when those obligations arose, that is, whether those obligations arise before or after Lien Holder acquires title to the Property. Accordingly, without limiting the foregoing, if Landlord exercises rights with respect to the "Security" and takes or otherwise acquires cash or any proceeds related thereto, Lien Holder shall be obligated to pay or return monies to Tenant to the extent required by the Lease, whether or not Lien Holder actually acquired the cash or other proceeds so acquired by Landlord pursuant to the exercise of its rights with respect to the Security. Tenant covenants and agrees in the event any proceedings are brought for the foreclosure of any such mortgage, to attorn to the purchaser upon any such foreclosure sale. Tenant shall, within fifteen
(15) business days of request by Landlord, execute such further instruments or assurances as Landlord may reasonably deem necessary to evidence or confirm the subordination or superiority of this Lease to any such mortgages, trust deeds, ground leases or underlying leases in accordance with the provisions of this Article 18.

                                   ARTICLE 19

                               DEFAULTS; REMEDIES

         19.1 DEFAULTS. The occurrence of any of the following shall constitute a default of this Lease by Tenant a ("DEFAULT"):

                  19.1.1 Any failure by Tenant to pay any Rent or any other charge required to be paid under this Lease, or any part thereof, within five
(5) business days of Notice that the same is due, which Notice shall be in lieu of any Notice required under California Code of Civil Procedure Section 1161 or any similar or successor law; or

                  19.1.2 Any failure by Tenant to observe or perform any other provision, covenant or condition of this Lease to be observed or performed by Tenant where such failure continues for thirty (30) days after written Notice thereof from Landlord to Tenant; provided however, that any such Notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161 or any similar or successor law; and provided further that if the nature of such default is such that the same cannot reasonably be cured within a thirty (30) day period, Tenant shall not be deemed to be in default if it diligently commences such cure


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

within such period and thereafter diligently proceeds to rectify and cure said default, as soon as possible; or

                  19.1.3 To the extent permitted by law, a general assignment by Tenant or any guarantor of the Lease for the benefit of creditors, or the taking of any corporate action in furtherance of bankruptcy or dissolution whether or not there exists any proceeding under an insolvency or bankruptcy law, or the filing by or against Tenant or any guarantor of any proceeding under an insolvency or bankruptcy law, or the appointment of a trustee or receiver to take possession of all or substantially all of the assets of Tenant or any guarantor, or any execution or other judicially authorized seizure of all or substantially all of Tenant's assets located upon the Premises or of Tenant's interest in this Lease; or

                  19.1.4 An Event of Default by Tenant under the Promissory Note or the Additional Promissory Note (as defined therein); or

                  19.1.5 (i) The insolvency of any bank issuing a letter of credit under this Lease, (ii) the failure of Imperial Bank to have a least a "C" rating or any other bank issuing a letter of credit to have a least a "B" rating under the Thomson Financial Bank Watch or an equivalent rating service reasonably selected by Landlord, where Tenant, within fifteen (15) business days of Landlord's Notice, has not replaced such bank with a bank which qualifies under this Section 19.1.5 and is otherwise, reasonably acceptable to Landlord; or

                  19.1.6 The failure by Tenant to renew the Security L-C, the Promissory Note L-C, the Additional Security L-C (if any) and/or the Additional Promissory Note L-C (if any) when required by Tenant hereunder.

         19.2 REMEDIES UPON DEFAULT. Upon the occurrence of a Default by Tenant, Landlord shall have, in addition to any other remedies available to Landlord at law or in equity, the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and, subject to the terms hereof, nonexclusive, without any Notice or demand whatsoever.

                  19.2.1 Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor; and Landlord may recover from Tenant the following:

                           (a) The worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus

                           (b) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                           (c) The worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus


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

                           (d) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease as allowed under all Applicable Laws; and

                           (e) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by Applicable Law.

         The term "rent" as used in this Section 19.2 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Paragraphs 19.2.1(a) and (b), above, the "worth at the time of award" shall be computed by allowing interest at the rate set forth in Article 25 of this Lease, but in no case greater than the maximum amount of such interest permitted by law. As used in Paragraph 19.2.1(c) above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

                  19.2.2 In the event the Lease has not been terminated, Landlord shall have the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover Rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease on account of any Default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due.

                  19.2.3 Landlord shall have the right, in accordance with this Lease, to the immediate payment of all sums then due and owing under any letters of credit provided by Tenant to Landlord under this Lease.

         19.3 SUBLEASES OF TENANT. Subject to the terms of Section 14.7 above, if Landlord elects to terminate this Lease, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord's sole discretion, succeed to Tenant's interest in such subleases, licenses, concessions or arrangements. In the event of Landlord's election to succeed to Tenant's interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of Notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

         19.4 NO WAIVER OF REDEMPTION BY TENANT. Nothing herein shall be deemed to constitute a waiver of Tenant's right to redeem, by order or judgment of any court or by any legal process or writ, Tenant's right of occupancy of the Premises after any termination of this Lease.

         19.5     LANDLORD DEFAULT.

                  19.5.1 GENERAL. Notwithstanding anything to the contrary set forth in this Lease, Landlord shall be in default in the performance of any obligation required to be performed by Landlord pursuant to this Lease if
(i) in the event a failure by Landlord is with respect to the payment of money, Landlord fails to pay such unpaid amounts within five (5) business days of Notice from Tenant that the same was not paid when due; (ii) the failure of Landlord to perform


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

according to the provisions of Article 17 of this Lease for more than ten
(10) business days after Notice from Tenant or (iii) in the event a failure by Landlord is other than (i) and (ii) above, Landlord fails to perform such obligation within a reasonable time period with the expenditure of diligent efforts, but in no event more than thirty (30) days after the receipt of Notice from Tenant specifying in detail Landlord's failure to perform; provided, however, if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be in default under this Lease if Landlord commences such performance within such thirty (30) day period and thereafter diligently pursue the same to completion. Upon any such default by Landlord under this Lease, Tenant may, except as otherwise specifically provided in this Lease to the contrary, exercise any of its rights provided at law or in equity.

                  19.5.2 ABATEMENT OF RENT. In the event that Tenant is prevented from using, and does not use, the Premises or any portion thereof, as a result of (i) any repair, maintenance or alteration performed by Landlord (including repairs, maintenance and alterations required or permitted by Landlord hereunder), or which Landlord failed to perform, after the Lease Commencement Date and required by this Lease, which substantially interferes with Tenant's use of or ingress to or egress from the Building, Project, or Premises or the Project parking facility; (ii) any failure to provide services, utilities or ingress to and egress from the Building, Project, or Premises or the Project parking facility; (iii) damage and destruction of or eminent domain proceedings in connection with the Premises, Building, the Project or the Project parking facility servicing the Project, or (iv) the presence of Hazardous Materials (not brought on the Premises by Tenant Parties) in violation of Applicable Laws which poses a material health risk to the environment or the Premises (any such set of circumstances as set forth in items (i) through (iv), above, to be known as an "ABATEMENT EVENT"), then Tenant shall give Landlord Notice of such Abatement Event, and if such Abatement Event continues for five (5) consecutive business days after Landlord's receipt of any such Notice, or occurs for ten (10) non-consecutive business days in a twelve (12) month period (provided Landlord is sent a Notice pursuant to Section 29.14 of this Lease of each of such Abatement Event) (in either of such events, the "ELIGIBILITY PERIOD"), then the Base Rent and Tenant's Share of Direct Expenses and Tenant's parking charges shall be abated or reduced, as the case may be, after expiration of the Eligibility Period for such time that Tenant continues to be so prevented from using, and does not use, the Premises, or a portion thereof, in the proportion that the rentable area of the portion of the Premises that Tenant is prevented from using, and does not use ("UNUSABLE AREA"), bears to the total rentable area of the Premises and Landlord shall pay to Tenant, to the extent covered (except for any deductible amount) by insurance retained by Landlord, any incremental reasonable, out of pocket expense that the Tenant incurs in relocating the functions previously performed in the Unusable Area to a different location. For this purpose, an incremental expense shall be any expense that the Tenant incurs in relocating from the Unusable Area to a temporary location and then relocating back to the Unusable Area (after such area has been made fit for Tenant's Permitted Use) that Tenant would not have had to incur but for such relocation; provided, however, in the event that Tenant is prevented from using, and does not use, the Unusable Area for a period of time in excess of the Eligibility Period and the remaining portion of the Premises is not sufficient to allow Tenant to effectively conduct its business therein, and if Tenant does not conduct its business from such remaining portion, then for such time after expiration of the Eligibility Period during which Tenant is so prevented from effectively conducting its business therein, the Base Rent and Tenant's Share of Direct Expenses and Tenant's parking charges for the entire Premises shall be abated for such time as Tenant continues to be so prevented from using, and does not use, the



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Premises. If, however, Tenant reoccupies any portion of the Premises during such period, the Rent allocable to such reoccupied portion, based on the proportion that the rentable area of such reoccupied portion of the Premises bears to the total rentable area of the Premises, shall be payable by Tenant from the date Tenant reoccupies such portion of the Premises. If Tenant's right to abatement occurs during a free rent period which arises after the Lease Commencement Date, Tenant's free rent period shall be extended for the number of days that the abatement period overlapped the free rent period ("OVERLAP PERIOD"). Landlord shall have the right to extend the Lease Expiration Date for a period of time equal to the Overlap Period if Landlord sends a Notice to Tenant of such election within ten (10) days following the end of the extended free rent period. Such right to abate Base Rent, Tenant's Share of Direct Expenses and Tenant's parking charges shall be Tenant's sole and exclusive remedy at law or in equity for an Abatement Event; provided, however, that (a) nothing in this Section 19.5.2, shall impair Tenant's rights under Section 19.5.1, above, and (b) if Landlord has not cured such Abatement Event within one hundred eighty (180) days after receipt of Notice from Tenant (or, in the event that the Premises or the Building are rendered inaccessible to Tenant by a casualty or act of Landlord, one hundred eighty
(180) days following the date of Landlord's actual knowledge of the occurrence of the Abatement Event), Tenant shall have the right to terminate this Lease during the first ten (10) business days of each calendar month following the end of such 180-day period until such time as Landlord has cured the Abatement Event, which right may be exercised only by delivery of thirty (30) days' Notice to Landlord (the "ABATEMENT EVENT TERMINATION NOTICE") during such ten (10) business-day period, and shall be effective as of a date set forth in the Abatement Event Termination Notice (the "ABATEMENT EVENT TERMINATION DATE"), which Abatement Event Termination Date shall not be less than thirty (30) days, and not more than one (1) year, following the delivery of the Abatement Event Termination Notice. Notwithstanding anything contained in this Section 19.5.2 to the contrary, Tenant's Abatement Event Termination Notice shall be null and void (but only in connection with the first Notice sent by Tenant with respect to each separate Abatement Event) if Landlord cures such Abatement Event within such thirty (30) day period following receipt of the Abatement Event Termination Notice. If Tenant's right to abatement occurs because of an eminent domain taking, condemnation and/or because of damage or destruction to the Premises, the Project's parking facility, and/or the Project, Tenant's abatement period shall continue until Tenant has been given sufficient time, and sufficient ingress to, and egress from the Premises, to rebuild such portion it is required to rebuild, to install its property, furniture, fixtures, and equipment to the extent the same shall have been removed as a result of such damage or destruction or temporary taking and to move in over a weekend. To the extent Tenant is entitled to abatement because of an event covered by Articles 11 or 13 of this Lease, then the Eligibility Period shall not be applicable. Notwithstanding the foregoing, Tenant shall not have the right to terminate this Lease pursuant to the terms of this Section 19.5.2, if, as of the date of delivery by Tenant of the Abatement Event Termination Notice, (A) the first trust deed holder of the Building (the "BANK") has recorded a notice of default on the Building or filed a notice evidencing a legal action by the Bank against Landlord on the Building, and (B) the Bank diligently proceeds to gain possession of the Premises and, to the extent Bank does gain possession of the Premises, the Bank diligently proceeds to cure such Abatement Event. Except as provided in this Section 19.5.2, nothing contained herein shall be interpreted to mean that Tenant is excused from paying Rent due hereunder.



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

                  19.5.3 LANDLORD BANKRUPTCY PROCEEDING. In the event that the obligations of Landlord under this Lease are not performed during the pendency of a bankruptcy or insolvency proceeding involving Landlord as the debtor, or following the rejection of this Lease in accordance with Section 365 of the Bankruptcy Code, then notwithstanding any provision of this Lease to the contrary, Tenant shall have the right to set off against the Rent next due and owing under this Lease (a) any and all damages caused by such non-performance of Landlord's obligations under this Lease by Landlord, debtor-in-possession, or the bankruptcy trustee, and (b) any and all damages caused by the non-performance of Landlord's obligations under this Lease following any rejection of this Lease in accordance with Section 365 of the Bankruptcy Code.

         19.6 FORM OF PAYMENT AFTER DEFAULT. Following the occurrence of a default by Tenant, Landlord shall have the right to require that any or all subsequent amounts paid by Tenant to Landlord hereunder, whether in the cure of the default in question or otherwise, be paid in the form of money order, cashier's or certified check drawn on an institution acceptable to Landlord, or by other means approved by Landlord, notwithstanding any prior practice of accepting payments in any different form.

         19.7 EFFORTS TO RELET. For the purposes of this Article 19, Tenant's right to possession shall not be deemed to have been terminated by efforts of Landlord to relet the Premises, by its acts of maintenance or preservation with respect to the Premises, or by appointment of a receiver to protect Landlord's interests hereunder. The foregoing enumeration is not exhaustive, but merely illustrative of acts which may be performed by Landlord without terminating Tenant's right to possession.

                                   ARTICLE 20

                                 ATTORNEYS' FEES

         If either party commences litigation against the other for the specific performance of this Lease, for damages for the breach hereof or otherwise for enforcement of any remedy hereunder, the parties hereto agree to and hereby do waive any right to a trial by jury and, in the event of any such commencement of litigation, the prevailing party shall be entitled to recover from the other party such costs and reasonable attorneys' fees as may have been incurred.

                                   ARTICLE 21

                                LETTERS OF CREDIT

         21.1     SECURITY LETTER OF CREDIT.

                  21.1.1 DELIVERY OF THE SECURITY L-C. Tenant shall deliver to Landlord, concurrently with Tenant's execution and delivery of this Lease to Landlord, an unconditional, irrevocable letter of credit with a term of at least three hundred sixty-four (364) days (the "SECURITY L-C") in the initial amount ("SECURITY L-C INITIAL STATED AMOUNT") of Eight Million Four Hundred Sixty-Seven Thousand Seven Hundred Twenty-Nine Dollars ($8,467,729.00), which Security L-C shall be issued by Imperial Bank or such other bank subject to Landlord's reasonable approval, and which Security L-C shall be in a form and content as set forth in Exhibit H, attached hereto or otherwise shall be subject to Landlord's


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

reasonable approval. Notwithstanding anything above to the contrary, Landlord and Tenant acknowledge and agree that until April 1, 2000, Tenant shall only be required to provide the Security L-C in the stated amount of Seven Million Five Hundred Thousand Dollars ($7,500,000.00) which shall be in the form of Exhibit H, but the amount shall be $7,500,000.00 and the paragraph commencing with the language "THIS IRREVOCABLE STANDBY LETTER OF CREDIT . . ." and continuing through and including the chart of dates and L/C amount, shall be deleted; provided, however, that on or before April 1, 2000, Tenant shall either post a substitute Security L-C (the form and substance of which substitute letter of credit shall be in the form of the Security L-C) or amend the Security L-C to provide for the Security L-C Initial Stated Amount set forth above, or if Tenant does not deliver the Promissory Note L-C, and Landlord elects to keep this Lease in effect, the Security L-C shall remain in an amount equal to $7,500,000.00 throughout the Lease Term. Tenant shall pay all expenses, points and/or fees incurred by Tenant in obtaining the Security L-C. Notwithstanding anything above to the contrary, and subject to the terms hereof, the Security L-C Initial Stated Amount shall be increased and decreased in the amounts and on the dates set forth in the Security L-C.

         Notwithstanding anything above to the contrary, if Tenant is in Default under this Lease, the then Security L-C Stated Amount shall not thereafter be reduced, unless and until such Default shall have been fully cured pursuant to the terms of this Lease, at which time the Security L-C Stated Amount may be reduced as described in the Security L-C. Notwithstanding the foregoing, Landlord acknowledges and agrees that Tenant shall have the right, from time to time throughout the Term of this Lease, to post a substitute letter of credit for the Security L-C required hereunder, the form and substance of which substitute letter of credit shall be subject to Landlord's reasonable approval and the terms of this Article 21. Upon Tenant's written request from time to time, Landlord shall provide Tenant with a letter confirming the then Security L-C Stated Amount (including the amount of any actual increases and reductions with respect thereto).

                  21.1.2 APPLICATION OF THE SECURITY L-C. The Security L-C shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the initial Lease Term. The Security L-C shall not be mortgaged, assigned or encumbered in any manner whatsoever by Tenant without the prior written consent of Landlord. If Tenant Defaults with respect to any provisions of this Lease, including, but not limited to, the provisions relating to the payment of Rent, or if Tenant fails to renew the Security L-C at least thirty (30) days before its expiration, Landlord may, but shall not be required to, draw upon all or any portion of the Security L-C for payment of any Rent or any other sum in default, or for the payment of any amount that Landlord may reasonably spend or may become obligated to spend by reason of Tenant's Default, or to compensate Landlord for any other loss or damage that Landlord may suffer by reason of Tenant's Default. The use, application or retention of the Security L-C, or any portion thereof, by Landlord shall not (a) prevent Landlord from exercising any other right or remedy provided by this Lease or by law, it being intended that Landlord shall not first be required to proceed against the Security L-C, nor (b) operate as a limitation on any recovery to which Landlord may otherwise be entitled. Any amount of the Security L-C which is drawn upon by Landlord, but is not used or applied by Landlord shall be held by Landlord and deemed a


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security deposit (the "SECURITY L-C SECURITY DEPOSIT"); provided, however, that Landlord shall also have the right to transfer any amount that is so drawn upon by Landlord to an interest bearing account ("PLEDGED ACCOUNT") pursuant to a Pledge and Security Agreement substantially in the form of Exhibit K (with reasonable modifications to reflect the terms hereof), attached hereto and incorporated herein by this reference and any amounts held in the Pledged Account shall be deemed to be a Security L-C Security Deposit for purposes of this Lease. If any portion of the Security L-C is drawn upon, Tenant shall, within ten (10) days after written demand therefor, either (i) deposit cash with Landlord (which cash shall be applied by Landlord to the Security L-C Security Deposit) in an amount sufficient to cause the sum of the Security L-C Security Deposit and the amount of the remaining Security L-C to be equivalent to the amount of the Security L-C then required under this Lease or (ii) reinstate the Security L-C to the amount then required under this Lease, and any remaining Security L-C Security Deposit shall be returned to Tenant within ten (10) days thereafter. If any portion of the Security L-C Security Deposit is used or applied, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord (which cash shall be applied by Landlord to the Security L-C Security Deposit) in an amount sufficient to restore the Security L-C Security Deposit to the amount then required under this Lease, and Tenant's failure to do so shall be a Default under this Lease. Tenant acknowledges that Landlord has the right to transfer or mortgage its interest in the Project and the Building and in this Lease and Tenant agrees that in the event of any such transfer or mortgage, Landlord shall have the right to transfer or assign the Security L-C Security Deposit and/or the Security L-C to the transferee or mortgagee, and in the event of such transfer, Tenant shall look solely to such transferee or mortgagee for the return of the Security L-C Security Deposit and/or the Security L-C. The Security L-C Security Deposit and/or the Security L-C, or any balance thereof, shall either be drawn upon and applied by Landlord in accordance with the terms hereof or shall be returned to Tenant within thirty (30) days following the expiration or earlier termination of the Lease. Tenant acknowledges and agrees that the Security L-C constitutes a separate and independent contract between Landlord and the issuing bank, that Tenant is not a third party beneficiary of such contract, and that Landlord's claim under the Security L-C for the full amount due and owing thereunder shall not be, in any way, restricted, limited, altered or impaired by virtue of any provision of the Bankruptcy Code, including, but not limited to, Section 502(b)(6) of the Bankruptcy Code.

         21.2 PROMISSORY NOTE. Within thirty (30) days after the full execution and delivery of this Lease by Landlord and Tenant, Landlord shall, subject to the terms hereof, loan to Tenant an amount up to Six Million Five Hundred Thirty-Two Thousand Two Hundred Seventy-One Dollars ($6,532,271.00) ("LANDLORD'S LOAN") which loan shall be solely used by Tenant, and shall only be disbursed by Landlord, for the purpose of (i) paying the brokers pursuant to the Written Agreement described in Section 29.20 hereof and (ii) funding "TENANT'S CONTRIBUTION," as that term is defined in Section 2.1 of the Tenant Work Letter. The Landlord's Loan shall be evidenced by a promissory note in the form of Exhibit I attached hereto and incorporated herein by this reference (the "PROMISSORY NOTE"), which Promissory Note shall be secured by the Promissory Note L-C (as further described below) in the form of Exhibit I-1 attached hereto and incorporated herein by this reference. Upon Tenant's written request, Landlord shall provide Tenant with a letter confirming the remaining principal balance under the Promissory Note.


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

                  21.2.1 DELIVERY OF PROMISSORY NOTE. Tenant shall execute and deliver the Promissory Note to Landlord concurrently with Tenant's execution and delivery of this Lease to Landlord.

                  21.2.2 DELIVERY OF THE PROMISSORY NOTE L-C. Tenant shall deliver to Landlord, on or before April 1, 2000, an unconditional, irrevocable letter of credit with a term of at least three hundred sixty-four
(364) days (the "PROMISSORY NOTE L-C") in an initial amount (the "PROMISSORY NOTE L-C INITIAL STATED AMOUNT") equal to Six Million Five Hundred Thirty-Two Thousand Two Hundred Seventy-One Dollars ($6,532,271.00). The Promissory Note L-C shall be issued by Imperial Bank such other bank subject to Landlord's reasonable approval, which Promissory Note L-C shall be in a form and content as set forth in Exhibit I-1, attached hereto or otherwise shall be subject to Landlord's reasonable approval. Tenant shall pay all expenses, points and/or fees incurred by Tenant in obtaining the Promissory Note L-C. Notwithstanding anything above to the contrary, and subject to the terms hereof, the Promissory Note L-C Stated Amount shall, throughout the Lease Term, based on a full advance under the Promissory Note, be increased and decreased in accordance with the schedule set forth in the Promissory Note L-C; provided however that, notwithstanding anything above to the contrary, if Tenant is in Default under this Lease, the then Stated Amount shall not thereafter be reduced, unless and until such Default shall have been fully cured pursuant to the terms of this Lease, at which time the Stated Amount may be reduced as hereinabove described. Upon Tenant's written request from time-to-time, Landlord shall provide Tenant with a letter confirming the then Promissory Note L-C Stated Amount (including the amount of any actual increases and reductions with respect thereto).

                  21.2.3 APPLICATION OF THE PROMISSORY NOTE L-C. The Promissory Note L-C shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of the Promissory Note to be kept and performed by Tenant. The Promissory Note L-C shall not be mortgaged, assigned or encumbered in any manner whatsoever by Tenant without the prior written consent of Landlord. If Tenant Defaults with respect to any provisions of the Promissory Note or this Lease or if Tenant fails to renew the Promissory Note L-C at least thirty (30) days before expiration, Landlord may, but shall not be required to, draw upon all or any portion of the Promissory Note L-C and extinguish all or any portion of the amount of the Promissory Note; provided, however, that Landlord shall also have the right to transfer any amount that is so drawn upon by Landlord to a Pledged Account pursuant to the Pledge and Security Agreement (substantially in the form of Exhibit K, with reasonable modifications to reflect the terms hereof). The use, application or retention of the Promissory Note L-C, or any portion thereof, by Landlord shall not (a) prevent Landlord from exercising any other right or remedy provided by this Lease or by law, it being intended that Landlord shall not first be required to proceed against the Promissory Note L-C, nor (b) operate as a limitation on any recovery to which Landlord may otherwise be entitled. Tenant acknowledges that Landlord has the right to transfer or mortgage its interest in the Project and the Building and in this Lease and Tenant agrees that in the event of any such transfer or mortgage, Landlord shall have the right to transfer or assign the Promissory Note L-C to the transferee or mortgagee, and in the event of such transfer, Tenant shall look solely to such transferee or mortgagee for the return of the Promissory Note L-C. Tenant acknowledges and agrees that the Promissory Note L-C constitutes separate and independent contract between Landlord and the issuing bank, that Tenant is not a third party beneficiary of such contract, and that Landlord's claim under the


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Promissory Note L-C for the full amount due and owing thereunder shall not be, in any way, restricted, limited, altered or impaired by virtue of any provision of the Bankruptcy Code, including, but not limited to, Section 502(b)(6) of the Bankruptcy Code. So long as Tenant's obligations under the Promissory Note have been satisfied in full by Tenant, Landlord shall, upon the date of such satisfaction, return the Promissory Note and the Promissory Note L-C to Tenant.

                  21.2.4   DISBURSEMENT OF LANDLORD'S LOAN.

                           21.2.4.1 An amount equal to Two Million One Hundred Thirty-Nine Thousand Seven Hundred Ninety-One Dollars ($2,139,791.00) shall, subject to the terms hereof, be disbursed by Landlord for the payment to Cresa Partners pursuant to the Brokerage Agreement (as described in Section 29.20 hereof) (the actual amount being referred to herein as the "CRESA PARTNERS' FEE DISBURSEMENT") as follows:

                           (a) Within thirty (30) days after the full unconditional, execution and delivery of this Lease by Landlord and Tenant, Landlord shall disburse an amount equal to One Million Sixty-Nine Thousand Eight Hundred Ninety-Five and 50/100 Dollars ($1,069,895.50) as an additional disbursement of the Cresa Partners' Fee Disbursement (the "FIRST CRESA PARTNERS' FEE DISBURSEMENT"); and

                           (b) Within thirty (30) days following the Lease Commencement Date, Landlord shall, subject to subsection (d) below, disburse as the final disbursement of the Cresa Partners' Fee Disbursement, an amount equal to One Million Sixty-Nine Thousand Eight Hundred Ninety-Five and 50/100 Dollars ($1,069,895.50) (the "SECOND CRESA PARTNERS' FEE DISBURSEMENT").

                           21.2.4.2 Tenant's Contribution toward the Tenant Improvements (in the amount of Four Million Three Hundred Ninety-Two Thousand Four Hundred Eighty Dollars ($4,392,480.00)) ("TENANT'S CONTRIBUTION DISBURSEMENT") shall be disbursed by Landlord to Tenant pursuant to the procedures set forth in Section 2 of Exhibit D.

                           21.2.4.3 Landlord acknowledges and agrees that in the event the Cresa Partners' Fee Disbursement and/or Tenant's Contribution Disbursement is not disbursed by Landlord within sixty (60) days after the date any such disbursement is required to be made by Landlord pursuant to the terms of this Lease, then Tenant shall have the right, if such failure is not cured by Landlord within fifteen (15) business days after receipt of written notice of such failure from Tenant, to deduct from the Base Rent next coming due under the Lease such amounts.

         21.3 SPECIAL POWER OF ATTORNEY. Concurrently with Tenant's execution and delivery of this Lease to Landlord, Tenant shall execute a special power of attorney in favor of Landlord in the form of Exhibit F attached hereto (the "POWER OF ATTORNEY") for Landlord's use and benefit for the purposes of establishing the Pledged Account(s) described in Sections 21.1.2 and 21.2.3 above.

         21.4 ADDITIONAL CONDITIONS/LIQUIDATED DAMAGES. NOTWITHSTANDING ANYTHING ABOVE TO THE CONTRARY, TENANT ACKNOWLEDGES AND


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AGREES THAT, IN THE EVENT THE PROMISSORY NOTE L-C IS NOT DELIVERED BY APRIL
1, 2000 (THE "L-C DELIVERY CONDITION") THEN LANDLORD SHALL HAVE THE OPTION, IN LANDLORD'S SOLE AND ABSOLUTE DISCRETION, TO BE EXERCISED, IF AT ALL, ON OR BEFORE APRIL 14, 2000, TO (A) TERMINATE THIS LEASE, IN WHICH EVENT, (I) TENANT ACKNOWLEDGES THAT LANDLORD SHALL NOT, IN ANY EVENT, BE OBLIGATED TO DISBURSE, FROM LANDLORD'S LOAN, THE SECOND CRESA PARTNERS' FEE DISBURSEMENT TO TENANT'S BROKER, AND TENANT SHALL BE FULLY RESPONSIBLE FOR THE PAYMENT OF SUCH PORTION OF SUCH COMMISSIONS THAT MAY BE OWED TO TENANT'S BROKER, (II) TENANT SHALL IMMEDIATELY REIMBURSE TO LANDLORD ANY AMOUNTS PREVIOUSLY DISBURSED BY LANDLORD FROM LANDLORD'S LOAN FOR TENANT'S CONTRIBUTION DISBURSEMENT TOWARD THE TENANT IMPROVEMENTS, AND (III) TENANT SHALL IMMEDIATELY PAY TO LANDLORD AN AMOUNT EQUAL TO SEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($7,500,000.00) (AND LANDLORD MAY DRAW ON THE SECURITY L-C TO SATISFY ALL OR A PORTION OF SUCH AMOUNT, BUT, THEREAFTER, TENANT SHALL NOT BE REQUIRED TO REPLENISH THE AMOUNTS SO DRAWN BY LANDLORD) OR (B) KEEP THIS LEASE AND ALL COLLATERAL DOCUMENTS (INCLUDING THE PROMISSORY NOTE) IN FULL FORCE AND EFFECT IN WHICH EVENT (I) TENANT ACKNOWLEDGES AND AGREES THAT LANDLORD SHALL HAVE NO OBLIGATION TO DISBURSE LANDLORD'S LOAN PERTAINING TO TENANT'S CONTRIBUTION DISBURSEMENT AND LANDLORD SHALL HAVE NO OBLIGATION TO CONTRIBUTE ANY AMOUNT TOWARD THE COST OF THE TENANT IMPROVEMENTS (THE TOTAL COST OF WHICH SHALL BE TENANT'S RESPONSIBILITY, AT TENANT'S COST AND EXPENSE), (II) TENANT SHALL IMMEDIATELY PAY TO LANDLORD $7,500,000.00 (AND LANDLORD MAY DRAW UPON THE SECURITY L-C TO SATISFY ALL OR A PORTION OF SUCH AMOUNT BUT, THEREAFTER, TENANT SHALL NOT BE REQUIRED TO REPLENISH THE AMOUNTS SO DRAWN BY LANDLORD), (III) TENANT SHALL IMMEDIATELY REIMBURSE TO LANDLORD ANY AMOUNTS PREVIOUSLY DISBURSED BY LANDLORD FROM LANDLORD'S LOAN FOR TENANT'S CONTRIBUTION DISBURSEMENT TOWARD THE TENANT IMPROVEMENTS, (IV) LANDLORD SHALL NOT, IN ANY EVENT, BE OBLIGATED TO DISBURSE, FROM LANDLORD'S LOAN, THE SECOND CRESA PARTNERS' FEE DISBURSEMENT TO TENANT'S BROKER AND TENANT SHALL BE FULLY RESPONSIBLE FOR THE PAYMENT OF SUCH PORTION OF SUCH COMMISSIONS THAT MAY BE OWED TO TENANT'S BROKER, AND (V) TENANT'S OPTION TO EXPAND SET FORTH IN SECTION 1.3 OF THIS LEASE SHALL BE NULL AND VOID AND OF NO FURTHER FORCE AND EFFECT (IN EACH INSTANCE THE OBLIGATIONS AND RIGHTS OF LANDLORD AND TENANT UNDER ITEMS (A) AND (B) ABOVE SHALL BE KNOWN COLLECTIVELY AS THE "LIQUIDATED DAMAGES"; PROVIDED, HOWEVER THAT TENANT SHALL HAVE NO OBLIGATION TO DELIVER THE PROMISSORY NOTE L-C TO LANDLORD UPON SATISFACTION OF TENANT'S OBLIGATIONS IN THIS SECTION 21.4(B). LANDLORD'S FAILURE TO NOTIFY TENANT OF LANDLORD'S ELECTION ON OR BEFORE APRIL 14, 2000, SHALL BE DEEMED TO


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

CONSTITUTE LANDLORD'S ELECTION TO PROCEED UNDER THE OPTION SET FORTH IN SUBSECTION (A) ABOVE. LANDLORD AND TENANT HAVE DISCUSSED THE POSSIBLE CONSEQUENCES TO LANDLORD IF THE L-C DELIVERY CONDITION IS NOT SATISFIED BY TENANT IN STRICT ACCORDANCE WITH THE TERMS HEREOF. ACCORDINGLY, BY THEIR INITIALS BELOW, LANDLORD AND TENANT ACKNOWLEDGE AND AGREE THAT LANDLORD'S DAMAGES IN THE EVENT OF SUCH DEFAULT BY TENANT WOULD BE EXTREMELY DIFFICULT OR IMPOSSIBLE TO DETERMINE AND THAT THE AMOUNT OF "LIQUIDATED DAMAGES" SET FORTH HEREIN IS LANDLORD'S AND TENANT'S BEST ESTIMATE OF THE DAMAGES LANDLORD WOULD SUFFER IN THE EVENT OF TENANT'S DEFAULT WITH RESPECT TO THE L-C DELIVERY CONDITION, AND THAT SUCH ESTIMATE IS REASONABLE UNDER THE CIRCUMSTANCES EXISTING ON THE EFFECTIVE DATE OF THIS LEASE.

         ----------------                              ----------------
         Landlord's Initials                           Tenant's Initials

                                   ARTICLE 22

                              INTENTIONALLY OMITTED

                                   ARTICLE 23

                                      SIGNS

         23.1 PERMITTED SIGNAGE. Subject to the terms hereof, provided all signs are in keeping with the quality of the Building and Project, Tenant, at its sole cost and expense, may install identification signage anywhere in the Premises.

         23.2     [INTENTIONALLY DELETED].

         23.3 PROHIBITED SIGNAGE AND OTHER ITEMS. Any signs, notices, logos, pictures, names or advertisements which are installed and that have not been individually and reasonably approved by Landlord may be removed without notice by Landlord at the sole expense of Tenant. Except as provided herein, Tenant may not install any signs on the exterior or roof of the Project or the Common Areas of the Project. Any signs, window coverings, or blinds (even if the same are located behind the Landlord approved window coverings for the Building), or other items visible from the exterior of the Premises or Building are subject to the prior written approval of Landlord, in its reasonable discretion.

         23.4     INTENTIONALLY DELETED.

         23.5     Tenant's Exterior Signage.

                  23.5.1 TOP OF THE BUILDING SIGNAGE. Subject to the terms hereof, Tenant shall be entitled, at its sole cost and expense, to exclusive identification signage on the top of the exterior


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

wall of the Building (and the Phase II Building to the extent Tenant leases the Phase II Building) facing the 10 Freeway and West Olympic Boulevard, with the exact location to be subject to Landlord's reasonable approval and Applicable Laws (the "BUILDING TOP SIGNAGE").

                  23.5.2 MONUMENT SIGNAGE. Subject to the terms hereof, Tenant shall be entitled, at its sole cost and expense, to exclusive identification signage ("MONUMENT SIGNAGE") on a monument to be constructed by Landlord (at Tenant's sole cost and expense) and located in front of the Building in a location facing West Olympic Boulevard (the "MONUMENT"), with the exact location to be subject to Landlord's reasonable approval and Applicable Laws; provided, however, that Landlord and Tenant acknowledge and agree that, subject to Landlord's reasonable approval and subject to Applicable Laws and the Underlying Documents, Tenant shall have the right to modify Tenant's signage on such Monument.

                  23.5.3 ADDITIONAL OBLIGATIONS AND CONDITIONS. The Building Top Signage and the Monument Signage are collectively referred to herein as the "EXTERIOR SIGNAGE." All aspects of Tenant's Exterior Signage (including any changes to such Exterior Signage which Tenant may, subject to Landlord's reasonable approval and subject to the terms hereof, make from time to time throughout the entire Lease Term), including, but not limited to, quality, design, style, color, lighting and size, as applicable, shall be (a) subject to Landlord's prior written approval, in Landlord's reasonable discretion, and (b) in compliance with all Applicable Laws and regulations; provided, however, that if Tenant does not receive the necessary governmental permits, approvals and other approvals required hereunder for all or any portion of the Exterior Signage, Landlord's and Tenant's rights and obligations under the remaining provisions of this Lease shall be unaffected; provided further, however, that Landlord shall, at Tenant's sole cost and expense, use commercially reasonable efforts to cooperate with Tenant in obtaining any such required governmental permits and approvals. Notwithstanding the foregoing, but without limiting the conditions set forth in subsection 23.5.3(c), Landlord hereby pre-approves of the design and colors of Tenant's logo existing as of the date hereof. Tenant shall be responsible, at its sole cost and expense, for the maintenance, repair, and replacement of Tenant's Exterior Signage. Upon the expiration or earlier termination of this Lease, Tenant shall, at Tenant's sole cost and expense, remove Tenant's Exterior Signage and repair any damage resulting therefrom. If Tenant fails to remove its Exterior Signage and to repair any damage to the Building and/or the Project resulting from such removal when and as required hereunder, then Landlord may perform such work and all costs and expenses incurred by Landlord in so performing shall be reimbursed by Tenant to Landlord within ten (10) days after Tenant's receipt of Landlord's invoice therefor. The immediately preceding sentence shall survive the expiration or earlier termination of this Lease. Tenant's rights to Exterior Signage contained in this Section 23.5 shall be personal to the Original Tenant and any Affiliate or other Transferee provided any such entity occupies at least seventy-five percent (75%) of the then entire Premises; provided, further, that the name on the Exterior Signage reflecting Tenant's or such Affiliate's or such Transferee's name must not be an "Objectionable Name." The term "OBJECTIONABLE NAME" shall mean any name which relates to an entity which is of a character or reputation, or is associated with a political orientation or faction, which is inconsistent with the quality of the Project, or which would otherwise reasonably offend a landlord of a Comparable Building.

         23.6 COMPETITORS' SIGNAGE. So long as (i) the Original Tenant or an Affiliate is occupying seventy-five percent (75%) of the Premises, and (ii) the Original Tenant or an

Affiliate is not in Default under this Lease (beyond any applicable notice and cure period), Landlord agrees that Landlord will not directly grant exterior sign rights in the TCI Studios Building or the Phase II Building to any direct competitor ("COMPETITOR") (as defined below) of Tenant; provided, however, that it shall not constitute a violation of this Section 23.6 if such exterior sign rights are granted to a third party subtenant or assignee by TCI if Landlord is required to approve the same. For purposes hereof, the term "Competitor" shall mean the following companies: Amazon.com, Toys R Us, KB Toys, Walmart, Kmart, Target, Babystyle, iBaby and Toysmart. If the circumstances described in items (i) and (ii) above do not apply, then the signage restriction in this Section 23.6 shall thereafter be forever null and void.

                                   ARTICLE 24

                               COMPLIANCE WITH LAW

         Tenant shall not do anything or suffer anything to be done in or about the Premises or the Project which will in any way conflict with any law, statute, ordinance, decrees, codes, common law, judgments, orders, rulings, awards or other governmental or quasi-governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated including any "Environmental Laws," as that term is defined in Section
29.25.1 of this Lease ("APPLICABLE LAWS"). Should any standard or regulation now or hereafter be imposed on Landlord or Tenant by a state, federal or local governmental body charged with the establishment, regulation and enforcement of occupational, health or safety standards for employers, employees, landlords or tenants, then Tenant agrees, subject to Article 7 of this Lease, at its sole cost and expense, to comply promptly with such standards or regulations to the extent such standards or regulations relate to Tenant's particular manner of use of the Premises for other than general office purposes, the Tenant Improvements located in the Premises, or any Alterations thereof; provided that Landlord shall comply with any standards or regulations which relate to the Base Building or the Building Systems, unless such compliance obligations are triggered by the non-general office Tenant Improvements or the Alterations in the Premises, in which event such compliance obligations shall be at Tenant's sole cost and expense; provided further, and notwithstanding the foregoing, that Tenant shall not be required to make any repair to, modification of, or addition to the Base Building or the Building Systems except and to the extent required because of Tenant's use of the Premises for other than normal and customary business office operations. Tenant shall be responsible, at its sole cost and expense, to make all alterations to the Premises as are required to comply with the governmental rules, regulations, requirements or standards described in this
Article 24. The judgment of any court of competent jurisdiction or the admission of either party hereto in any judicial action, regardless of whether the other party is a party thereto, that such party has violated any of said governmental measures, shall be conclusive of that fact as between Landlord and Tenant. Landlord shall comply with all Applicable Laws relating to the Project, Base Building and Building Systems, provided that compliance with such Applicable Laws is not the responsibility of Tenant under this Lease, and provided further that Landlord's failure to comply therewith would prohibit Tenant from obtaining or maintaining a certificate of occupancy for the Premises, or would unreasonably and materially affect the safety of Tenant's Parties or create a significant health hazard for Tenant's Parties or otherwise materially interfere with or materially affect Tenant's Permitted Use and enjoyment of the Premises. Landlord shall be permitted to include in Operating Expenses any costs or expenses incurred by Landlord under this Article 24 to the extent consistent with, and amortized to the extent required by, the provisions of
Section 4.2.3 of this Lease.

                                   ARTICLE 25

                                  LATE CHARGES

         If any installment of Rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within five (5) business days after Notice that said amount is past due, then Tenant shall pay to Landlord a late charge equal to two percent (2%) of the overdue amount, plus any reasonable attorneys' fees incurred by Landlord by reason of Tenant's failure to pay Rent and/or other charges when due hereunder. The late charge shall be deemed Additional Rent and the right to require it shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner. In addition to the late charge described above, any Rent or other amounts owing hereunder which are not paid within five (5) business days after notice that any such amounts are past due shall thereafter bear interest until paid at a rate per annum equal to the lesser of (i) the Interest Rate or (ii) the highest rate permitted by Applicable Law.

                                   ARTICLE 26

              LANDLORD'S RIGHT TO CURE DEFAULT; PAYMENTS BY TENANT

         26.1 LANDLORD'S CURE. All covenants and agreements to be kept or performed by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any reduction of Rent, except to the extent otherwise expressly provided in this Lease. If Tenant shall fail to perform any of its obligations under this Lease, and such failure shall continue in excess of the time allowed under Section 19.1.2, above, then upon five (5) additional days Notice from Landlord, Landlord may, but shall not be obligated to, after reasonable prior Notice to Tenant, make any such payment or perform any such act on Tenant's part without waiving its right based upon any Default of Tenant and without releasing Tenant from any obligations hereunder.

         26.2 TENANT'S REIMBURSEMENT. Except as may be specifically provided to the contrary in this Lease, Tenant shall pay to Landlord, within thirty
(30) days after delivery by Landlord to Tenant of statements therefor, (i) sums equal to expenditures reasonably made and obligations incurred by Landlord in connection with the remedying by Landlord of Tenant's Defaults pursuant to the provisions of Section 26.1 above.

                                   ARTICLE 27

                                ENTRY BY LANDLORD

         Subject to Tenant's reasonable security arrangements, Landlord reserves the right at all reasonable times and upon reasonable prior Notice (which Notice shall (except in cases of emergency in which case no Notice shall be required) be at least forty-eight (48) hours' prior written notice with respect to items (iii) and (iv) below and may be forty-eight (48) hours' prior oral notice to Tenant's office manager with respect to items (i) and (ii) below) to the Tenant to enter the Premises to (i) inspect them during Business Hours; (ii) show, during Business Hours, the Premises to prospective purchasers, mortgagees or ground or underlying lessors, or, during the last eighteen (18) months of the Lease Term, prospective tenants; (iii) post notices of non-responsibility; or (iv) alter, improve or repair the Premises, the Building, or the Project if necessary to comply with current building codes or other Applicable Laws, or for structural alterations, repairs or improvements to the Building or the Project as required or permitted under the Lease. Notwithstanding anything to the contrary contained in this Article 27, Landlord may enter the Premises at any time to (A) perform services required of Landlord; and (B) subject to the terms of Section 26.1 above, perform any covenants of Tenant which Tenant fails to perform. Landlord may make any such entries without the abatement of Rent, except as expressly provided in Section 19.5.2, above, and may take such steps as required to accomplish the stated purposes; provided, however, that any such entry shall be accomplished as expeditiously as reasonably possible and in a manner so as to cause as little interference to Tenant as reasonably possible and shall be performed after Business Hours if reasonably practical and subject to reasonable scheduling with Tenant. Landlord acknowledges and agrees that Tenant may require that Landlord be accompanied by an employee of Tenant during any such entry into the Premises by Landlord; provided, however, that in no event shall the unavailability of such escort at the time that Landlord is permitted to enter the Premises delay Landlord's entry into the Premises as permitted hereunder. Tenant hereby waives any claims for damages or for any injuries or inconvenience to or interference with Tenant's business, lost profits, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. Even in emergency situations, Landlord shall use commercially reasonable efforts to minimize any disruption to Tenant's business operations. For each of the above purposes, Landlord shall at all times have a key with which to unlock all the doors in the Premises, excluding Tenant's vaults, safes and special security areas designated in advance by Tenant. In an emergency, Landlord shall have the right to use any means that Landlord may deem proper to open the doors in and to the Premises; provided, however, that Landlord shall, subject to Section 10.1 of this Lease and to the extent that such damage is not covered by insurance required to be carried by Tenant under this Lease or caused by any governmental agencies, repair any damage to the Premises caused by any such emergency entry into the Premises by Landlord. Notwithstanding anything to the contrary set forth in this Article 27, Tenant may designate certain areas of the Premises as "SECURED AREAS" should Tenant require such areas for the purpose of securing certain valuable property or confidential information, including, without limitation, the data center and toy library portions of the Premises. In connection with the foregoing, Landlord shall not enter such Secured Areas except in the event of an emergency or unless Landlord is accompanied by a Tenant escort, to the extent an escort is reasonably available. Landlord need not clean any area designated by Tenant as a Secured Area and shall only maintain or repair such secured areas to the extent (i) such repair or maintenance is required in order to maintain and repair the Building Structure and/or the Building Systems; (ii) as required by Applicable Laws, or (iii) in response to specific requests by Tenant and in accordance with a schedule reasonably designated by Tenant, subject to Landlord's reasonable approval. Any entry into the Premises by Landlord in the manner hereinbefore described shall not be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an actual or constructive eviction of Tenant from any portion of the Premises.

                                   ARTICLE 28

                                 TENANT PARKING

         Tenant shall rent from Landlord parking passes on a monthly basis throughout the Lease Term in the amount set forth in Section 11 of the Summary for the Premises ("TENANT'S MAXIMUM PARKING ALLOCATION"), the location of which unreserved parking passes shall be for parking in the Project parking facilities and areas; provided that Landlord, in causing the Project parking facilities and areas to accommodate Tenant's parking passes in excess of three and one-half (3.5) per one thousand (1,000) usable square feet of the Premises may implement a tandem and/or valet parking system, the incremental cost of which tandem and/or valet parking system shall be shared equally by Landlord and Tenant. Tenant acknowledges and agrees that Tenant shall be obligated to rent from Landlord all of the parking passes that Landlord is able to provide to Tenant from time to time throughout the entire Lease Term (up to Tenant's Maximum the Parking Allocation) . Tenant shall pay to Landlord for automobile parking passes on a monthly basis the prevailing rate (the "PREVAILING RATE") charged for parking passes as reasonably determined by Landlord based on the location of such passes and the type of such passes, provided that during any Option Term, the rate for parking passes shall be (A), in the event the Option Rent is determined to be the Minimum Base Rent, the rate then being charged to Tenant as of the last day of the initial Lease Term or first Option Term, as the case may be, as such rate has been increased during the initial Lease Term or first Option Term, as the case may be, and will continue to be similarly increased during the first or second Option Term, as the case may be, or (B), in the event the Option Rent is the Fair Market Rental Rate, the Prevailing Rate. As of the date hereof, such prevailing rate is One Hundred Thirty-Five Dollars ($135.00) per pass per month; provided, however, that Landlord and Tenant acknowledge and agree that such prevailing rate in effect as of the Lease Commencement Date shall increase, on each annual anniversary of the Lease Commencement Date, to the prevailing rate (not taking into account the Parking Rate Credit described below) but not less than three percent (3%) and not more than five percent (5%), over the rate in effect over the prior twelve (12) month period (not taking into account the Parking Rate Credit), on a cumulative, compounded basis per annum; provided further, however, that for the first (1st) twenty-four (24) months of the Lease Term, Landlord shall provide Tenant with a parking rate credit (for the initial Premises only) so that the parking rate payable by Tenant during such twenty-four (24) month period shall not exceed One Hundred Thirty Dollars ($130.00) per pass, per month during such period (the "PARKING RATE CREDIT"). In addition, Tenant shall, in any event, be responsible for any taxes imposed by any governmental authority in connection with the renting of such parking passes by Tenant or the use of the parking facility by Tenant. Notwithstanding anything above to the contrary, Landlord and Tenant acknowledge and agree that with respect to the Expansion Space, Landlord shall provide to Tenant and Tenant shall be obligated to rent from Landlord, up to three and one-half (3.5) per one thousand (1,000) usable square feet in the Premises of parking passes for parking in the Project parking facilities and areas during the first six (6) months of the term of Tenant's lease for the Expansion Space; provided, however, that on the first (1st) day of the seventh (7th) month of the Tenant's lease of the Expansion Space, Landlord shall be obligated to provide to Tenant and Tenant shall be obligated to rent from Landlord an amount equal to four (4) parking passes per one thousand (1,000) usable square feet of the Premises of parking passes for parking in the Project parking facilities and areas; provided further, however, that commencing on the first day of the thirteenth (13th) month of the term of Tenant's lease of the Expansion Space and continuing thereafter throughout the entire term of Tenant's lease of the Expansion Space, Landlord shall be obligated to provide to Tenant and Tenant shall be obligated to rent from Landlord, an amount equal to four and one-half (4.5) per one thousand (1,000) usable square feet in the Premises of such parking passes for parking in the Project parking facilities and areas. Landlord and Tenant acknowledge and agree that all parking passes provided by Landlord to Tenant with respect to the Expansion Space shall be subject to all of the other terms and conditions of this
Article 28, including, but not limited to, Tenant's obligation to pay to Landlord for such parking passes the then prevailing rate as provided above (not taking into account the Parking Rate Credit as set forth above) (and subject to annual increases on the anniversary of the Lease Commencement Date as provided above (i.e., not less than three percent (3%) but not more than five percent (5%) over the rate in effect on the prior twelve (12) month period (not taking into account the Parking Rate Credit as set forth above) on a cumulative, compounded basis per annum except that the Parking Rate Credit shall not apply and shall have no effect on the determination of the prevailing rates for such parking passes)). Notwithstanding the foregoing, Landlord acknowledges and agrees that Tenant shall have a one-time right, to be exercised (if at all) on or before that date which is six (6) months prior to the Expansion Commencement Date, to elect to accelerate Landlord's obligation to provide an increased amount of parking passes to Tenant (but not in excess of an aggregate amount of four and one-half (4.5) per one thousand (1,000) usable square feet of the Premises of such parking passes), which election shall be irrevocable throughout the term of Tenant's lease of the Expansion Space subject, however, to Tenant's obligation to lease additional parking passes from Landlord as provided above on the first (1st) day of the seventh (7th) month of Tenant's lease of the Expansion Space and the first (1st) day of the thirteenth (13th) month of Tenant's lease of the Expansion Space (to the extent Tenant's election pertained to less than all of Tenant's Maximum Parking Allowance). Notwithstanding anything above to the contrary, Landlord acknowledges and agrees that Tenant shall have the right to designate that up to thirty-five (35) of Tenant's unreserved parking passes may be utilized by Tenant on a "shift" basis whereby Landlord shall provide Tenant with three (3) parking facility entry cards for each of such parking passes, which entry cards shall allow the holder of such card to park in the Project parking facilities for a maximum of eight and one-half (8 1/2) hours. Tenant shall abide by all Applicable Laws and all reasonable, non-discriminatory rules and regulations which are prescribed from time to time for the orderly operation and use of the parking facility where the passes are located and upon Tenant's cooperation in seeing that Tenant's employees and visitors also comply with such rules and regulations. Landlord specifically reserves the right to change the location, size, configuration, design, layout and all other aspects of the Project parking facility (but not including the discontinuance of any reserved parking spaces) (provided that Tenant's parking rights are not reduced or materially changed as a result thereof, do not create a material security risk to Tenant and so long as Tenant's obligations under this Lease are not materially and unreasonably increased as a result thereof), at any time and Tenant acknowledges and agrees that Landlord may, without incurring any liability to Tenant and without any abatement of Rent (except as provided in Section 19.5.2 of this Lease), from time to time, close-off or restrict access to the parking facility in question for purposes of permitting or facilitating any such construction, alteration or improvements provided that such modifications may only be made by Landlord to the extent required by Applicable Laws or as reasonably necessary on a temporary basis in the event of a damage or destruction. Landlord shall use commercially reasonable


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efforts to cause any such work to be conducted in a manner which will minimize material interference with Tenant's Permitted Use, which efforts shall include, to the extent reasonably necessary, providing Tenant with alternative parking at no additional cost to Tenant. Landlord may totally or partially delegate its responsibilities hereunder to a parking operator in which case such parking operator shall have all the rights of control delegated by Landlord. The parking passes rented by Tenant pursuant to this
Article 28 are provided to Tenant solely for use by Tenant's own personnel (not including Tenant's invitees and guests) and such passes may not be transferred, assigned, subleased or otherwise alienated by Tenant except on a pro rata basis in connection with an assignment of subletting of the Premises permitted or approved in accordance with the terms and conditions of Article 14.

                                   ARTICLE 29

                            MISCELLANEOUS PROVISIONS

         29.1 BINDING EFFECT. Each of the provisions of this Lease shall extend to and shall, as the case may require, bind or inure to the benefit not only of Landlord and of Tenant, but also of their respective successors or assigns, provided this clause shall not permit any assignment by Tenant contrary to the provisions of Article 14 of this Lease.

         29.2 NO AIR RIGHTS. No rights to any view or to light or air over any property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease. If at any time any windows of the Premises are temporarily darkened or the light or view therefrom is obstructed by reason of any repairs, improvements, maintenance or cleaning in or about the Project, the same shall be without liability to Landlord and without any reduction or diminution of Tenant's obligations under this Lease.

         29.3 MODIFICATION OF LEASE. Should any current or prospective mortgagee or ground lessor for the Building or Project require a modification or modifications of this Lease, which modification or modifications will not cause an increased cost or expense to Tenant or (other than in a de minimus manner) adversely change the rights and obligations of Tenant hereunder, then and in such event, Tenant agrees that this Lease may be so modified and agrees to execute whatever documents are required therefor and deliver the same to Landlord within twenty (20) days following the request therefor. Landlord shall reimburse to Tenant the actual, documented and reasonable attorneys' fees incurred by Tenant in reviewing such documents, not to exceed Seven Hundred Fifty Dollars ($750.00). Should Landlord or any such prospective mortgagee or ground lessor require execution of a short form of Lease for recording, containing, among other customary provisions, the names of the parties, a description of the Premises and the Lease Term, Tenant agrees to execute such short form of Lease memorandum and to deliver the same to Landlord within twenty (20) days following the request therefor, the recordation of which shall be at the sole cost and expense of Landlord.

         29.4 TRANSFER OF LANDLORD'S INTEREST. Tenant acknowledges that Landlord has the right to transfer all or any portion of its interest in the Project and/or the Building and in this Lease so long as such transfer is not a subterfuge to avoid Landlord's obligations under this Lease, and Tenant agrees that in the event of any such transfer and a transfer of the Security L-C, the Security L-C Security Deposit, the Additional Security L-C (if any), the Additional Security L-C

Security Deposit (if any), the Promissory Note L-C and the Additional Promissory Note L-C (if any) and if the transferee assumes the applicable obligations, Landlord shall automatically be released from all liability (to the extent such obligations are assumed by the transferee) under this Lease not accrued as of the date of the transfer and Tenant agrees to look solely to such transferee for the performance of Landlord's obligations hereunder after the date of transfer. Tenant further acknowledges that Landlord may assign its interest in this Lease to a mortgage lender as additional security. Such transfer shall not release Landlord from its obligations hereunder and that Tenant shall continue to look to Landlord for the performance of its obligations hereunder.

         29.5 RECORDATION OF MEMORANDUM OF LEASE. Concurrently with the mutual execution of this Lease, Landlord and Tenant shall execute and acknowledge a Memorandum of Lease in the form attached hereto as Exhibit L (the "MEMORANDUM OF LEASE"). Within five (5) business days following the date of full execution and delivery of this Lease, Landlord shall cause the Memorandum of Lease to be recorded (at Tenant's sole cost and expense) and shall provide Tenant with a conformed copy followed by a copy of the recorded document thereof.

         29.6 CAPTIONS. The captions of Articles and Sections are for convenience only and shall not be deemed to limit, construe, affect or alter the meaning of such Articles and Sections. Notwithstanding the foregoing, whenever in this Lease a reference is made to an Article, such reference shall include all Sections in such Article and whenever a reference is made to a Section, all such references shall include all subsections with the same pre-numeric identification. The term "Lease" shall include all Exhibits which are attached to this Lease which are by this reference deemed incorporated into this Lease.

         29.7 RELATIONSHIP OF PARTIES. Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant, it being expressly understood and agreed that neither the method of computation of Rent nor any act of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant.

         29.8 TIME OF ESSENCE. Time is of the essence of this Lease and each of its provisions. Whenever in the Lease a payment is required to be made by one party to the other, but a specific date for payment is not set forth or a specific number of days within which payment is to be made is not set forth, or the words "immediately," "promptly," and/or "on demand," or their equivalent, are used to specify when such payment is due, then such payment shall be due thirty (30) days after the date that the party which is entitled to such payment sends Notice to the other party demanding such payment.

         29.9 PARTIAL INVALIDITY. If any term, provision or condition contained in this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Lease shall be valid and enforceable to the fullest extent possible permitted by law.


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

         29.10 LANDLORD EXCULPATION. It is expressly understood and agreed that notwithstanding anything in this Lease to the contrary, and notwithstanding any applicable law to the contrary, the liability of Landlord and the Landlord Parties hereunder (including any successor landlord) and any recourse by Tenant against Landlord or the Landlord Parties shall be limited solely and exclusively to an amount which is equal to the interest of Landlord in the Project (together with any rent, sales, insurance and condemnation proceeds actually received by Landlord and not subject to any superior rights of third parties), and neither Landlord, nor any of the Landlord Parties shall have any personal liability therefor, and Tenant hereby expressly waives and releases such personal liability. Landlord acknowledges and agrees that in no event shall Tenant's obligations under this Lease constitute the personal obligations of Tenant's officers, directors and employees and Landlord, on behalf of itself and all persons claiming by, through or under Landlord, expressly waives and releases such individuals from any and all personal liability for Tenant's obligations hereunder.

         29.11 ENTIRE AGREEMENT. It is understood and acknowledged that there are no oral agreements between the parties hereto affecting this Lease and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. This Lease, the exhibits and schedules attached hereto, and any side letter or separate agreement executed by Landlord and Tenant in connection with this Lease and dated of even date herewith contain all of the terms, covenants, conditions, warranties and agreements of the parties relating in any manner to the rental, use and occupancy of the Premises, shall be considered to be the only agreement between the parties hereto and their representatives and agents, and none of the terms, covenants, conditions or provisions of this Lease can be modified, deleted or added to except in writing signed by the parties hereto. Without limiting the generality of the foregoing, Tenant expressly acknowledges and agrees that any written or oral communications delivered by Landlord to Tenant pertaining to Direct Expenses do not constitute a part of this Lease and Tenant further acknowledges and agrees that in no event will Landlord be liable or bound in any manner by any such oral or written statements, representations or information pertaining to Project.

         29.12 RIGHT TO LEASE. Landlord reserves the absolute right to effect such other tenancies in the Project and/or the Building as Landlord in the exercise of its sole business judgment shall determine to best promote the interests of the Project and/or the Building. Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or type or number of tenants shall, during the Lease Term, occupy any space in the Project and/or the Building.

         29.13 FORCE MAJEURE. Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain permits, services, labor, or materials or reasonable substitutes therefor, governmental actions, civil commotions, fire or other casualty, and other causes beyond the reasonable control of the party obligated to perform (collectively, the "FORCE MAJEURE"), except with respect to the obligations imposed upon Tenant with regard to Rent or other charges to be paid by Tenant or Landlord pursuant to this Lease, and except as to Tenant's obligations under Articles 5 and 24 of this Lease notwithstanding anything to the contrary contained in this Lease, shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage and, therefore, if this Lease specifies a time period for performance of an obligation of either party, that time period shall be extended by the period of any delay in such party's performance caused by a Force Majeure.

         29.14 NOTICES. All notices, demands, statements, approvals or communications (each, a "NOTICE," collectively, "NOTICES") given or required to be given by either party to the other hereunder shall be in writing, shall be sent by United States certified or registered mail, postage prepaid, return receipt requested, or delivered personally (i) to Tenant at the appropriate address set forth in Section 5 of the Summary, or to such other place as Tenant may from time to time designate in a Notice to Landlord; or
(ii) to Landlord at the addresses set forth in Section 3 of the Summary, or to such other firm or to such other place as Landlord may from time to time designate in a Notice to Tenant. Any Notice will be deemed given on the date it is mailed as provided in this Section 29.14 or upon the date personal delivery is made or attempted to be made. If Tenant is notified of the identity and address of Landlord's mortgagee or ground or underlying lessor, Tenant shall give to such mortgagee or ground or underlying lessor Notice of any default by Landlord under the terms of this Lease by registered or certified mail, and such mortgagee or ground or underlying lessor shall be given a reasonable opportunity to cure such default prior to Tenant's exercising any remedy available to Tenant.

         29.15    [Intentionally Omitted.]

         29.16 JOINT AND SEVERAL. If there is more than one Tenant, the obligations imposed upon Tenant under this Lease shall be joint and several.

         29.17 AUTHORITY. If Tenant or Landlord is a corporation or partnership, each individual executing this Lease on behalf of Tenant or Landlord hereby represents and warrants that Tenant or Landlord, as appropriate, is a duly formed and existing entity qualified to do business in California and that Tenant or Landlord, as appropriate, has full right and authority to execute and deliver this Lease.

         29.18 GOVERNING LAW; WAIVER OF TRIAL BY JURY. This Lease shall be construed and enforced in accordance with the laws of the State of California. IN ANY ACTION OR PROCEEDING ARISING HEREFROM, LANDLORD AND TENANT HEREBY CONSENT TO (I) THE JURISDICTION OF ANY COMPETENT COURT WITHIN THE STATE OF CALIFORNIA, (II) SERVICE OF PROCESS BY ANY MEANS AUTHORIZED BY CALIFORNIA LAW, AND (III) IN THE INTEREST OF SAVING TIME AND EXPENSE, TRIAL WITHOUT A JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER OR THEIR SUCCESSORS IN RESPECT OF ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OR OCCUPANCY OF THE PREMISES, AND/OR ANY CLAIM FOR INJURY OR DAMAGE, OR ANY EMERGENCY OR STATUTORY REMEDY.

         29.19 SUBMISSION OF LEASE. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or an option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

         29.20 BROKERS. Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the real estate brokers or agents specified in Section 12 of the Summary (the "BROKERS"), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Tenant shall pay the brokerage commissions owing to Cresa Partners in connection with the transaction contemplated by this Lease as described below and Landlord shall pay the brokerage commissions owing to CB Richard Ellis in connection with the transaction contemplated by this Lease. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including without limitation reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of the indemnifying party's dealings with any real estate broker or agent other than the Brokers. In accordance with this Section 29.20, Tenant shall, and Landlord shall not, pay all fees due Cresa Partners pursuant to a separate written agreement between Landlord and Cresa Partners ("BROKERAGE AGREEMENT"), the obligations of Landlord under which Brokerage Agreement has been assumed by Tenant pursuant to that certain Assignment and Assumption of Brokerage Agreement (the "ASSIGNMENT AND ASSUMPTION AGREEMENT") in the form attached hereto as Exhibit J (attached hereto and incorporated herein by this reference), which Assignment and Assumption Agreement Tenant shall execute and deliver to Landlord concurrently with Tenant's execution and delivery of this Lease to Landlord. The terms of this Section 29.20 shall survive the expiration or earlier termination of the Lease Term.

         29.21 INDEPENDENT COVENANTS. This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent and not dependent and Tenant hereby expressly waives the benefit of any statute to the contrary and agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not, except as otherwise expressly provided herein, be entitled to make any repairs or perform any acts hereunder at Landlord's expense or to any setoff of the Rent or other amounts owing hereunder against Landlord; provided, however, that the foregoing shall in no way impair the right of Tenant to commence a separate action against Landlord for any violation by Landlord of the provisions hereof so long as Notice is first given to Landlord and any holder of a mortgage or deed of trust covering the Building, the Project, or any portion thereof, of whose address Tenant has theretofore been notified, and an opportunity is granted to Landlord and such holder to correct such violations as provided above.

         29.22 PROJECT OR BUILDING NAME AND SIGNAGE. Landlord shall have the right at any time to change the name of the Project and/or the Building and to install, affix and maintain any and all signs on the exterior and on the interior of the Project and/or the Building as Landlord may, in Landlord's sole discretion, desire. Tenant shall not use the name of the Project and/or the Building or use pictures or illustrations of the Project and/or the Building in advertising or other publicity, without the prior written consent of Landlord.

         29.23 TRANSPORTATION MANAGEMENT. Tenant shall fully comply with all present or future governmentally mandated programs intended to manage parking, transportation or traffic in and around the Project and/or the Building, and in connection therewith, Tenant shall take responsible action for the transportation planning and management of all employees located at the Premises by working directly with Landlord, any governmental transportation management


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

organization or any other transportation-related committees or entities. Such programs may include, without limitation: (i) restrictions on the number of peak-hour vehicle trips generated by Tenant; (ii) increased vehicle occupancy; (iii) implementation of an in-house ridesharing program and an employee transportation coordinator; (iv) working with employees and any Project, Building or area-wide ridesharing program manager; (v) instituting employer-sponsored incentives (financial or in-kind) to encourage employees to rideshare; and (vi) utilizing flexible work shifts for employees.

         29.24 NO DISCRIMINATION. Tenant covenants by and for itself, its heirs, executors, administrators and assigns, and all persons claiming under or through Tenant, and this Lease is made and accepted upon and subject to the following conditions: that there shall be no discrimination against or segregation of any person or group of persons, on account of race, color, creed, sex, religion, marital status, ancestry or national origin in the leasing, subleasing, transferring, use, or enjoyment of the Premises, nor shall Tenant itself, or any person claiming under or through Tenant, establish or permit such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy, of tenants, lessees, sublessees, subtenants or vendees in the Premises.

         29.25    HAZARDOUS SUBSTANCES.

                  29.25.1 DEFINITIONS. For purposes of this Lease, the following definitions shall apply: "HAZARDOUS MATERIAL(S)" shall mean any substance or material that is described as a toxic or hazardous substance, waste, material, pollutant, contaminant or infectious waste, or any matter that in certain specified quantities would be injurious to the public health or welfare, or words of similar import, in any of the Environmental Laws or any other words which are intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity or reproductive toxicity and includes, without limitation, asbestos, petroleum (including crude oil or any fraction thereof, natural gas, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel, or any mixture thereof), petroleum products, polychlorinated biphenyls, urea formaldehyde, radon gas, radioactive matter, medical waste, and chemicals which may cause cancer or reproductive toxicity. "ENVIRONMENTAL LAWS" shall mean all federal, state, local and quasi-governmental laws (whether under common law, statute or otherwise), ordinances, decrees, codes, rulings, awards, rules, regulations and guidance documents now or hereafter be enacted or promulgated as amended from time to time, in any way relating to or regulating Hazardous Materials.

                  29.25.2 COMPLIANCE WITH ENVIRONMENTAL LAWS. Landlord covenants that during the Lease Term, Landlord shall comply with all Environmental Laws in accordance with, and as required by, the terms of
Article 24 of this Lease.

                  29.25.3 INDEMNIFICATIONS. Landlord agrees to indemnify, defend, protect and hold harmless the Tenant Parties from any and all Claims arising from any Hazardous Materials to the extent placed in, on, under or about the Project either by Landlord or the Landlord Parties. Tenant agrees to indemnify, defend, protect and hold harmless the Landlord Parties from any and all Claims arising from any Hazardous Materials to the extent placed in, on, under or about the Premises or the Project by Tenant or Tenant Parties.

         29.26 SUCCESSORS. Except as otherwise expressly provided herein, the obligations of this Lease shall bind and benefit the successors and assigns of the parties hereto; provided, however,


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

that no assignment, sublease or other transfer in violation of the provisions of Article 14 shall operate to vest any rights in any putative assignee, subtenant or transferee of Tenant.

         29.27 LANDLORD RENOVATIONS. It is specifically understood and agreed that Landlord has made no representation or warranty to Tenant and has no obligation to alter, remodel, improve, renovate, repair or decorate the Premises, Building, Project, or any part thereof and that no representations respecting the condition of the Premises, the Building, or the Project have been made by Landlord to Tenant except as specifically set forth herein or in the Tenant Work Letter. However, Tenant acknowledges that Landlord may during the Lease Term renovate, improve, alter, or modify (collectively, the "RENOVATIONS") the Building, Project and/or Premises, including without limitation the parking structures, Common Areas, systems and equipment, roof, and structural portions of the same, which Renovations may include, without limitation, (i) installing sprinklers in the Common Areas and tenant spaces,
(ii) modifying the Common Areas and tenant spaces to comply with applicable laws and regulations, including regulations relating to the physically disabled, seismic conditions, and building safety and security, and (iii) installing new floor covering, lighting, and wall coverings in the Common Areas, and in connection with any Renovations, Landlord may, among other things, erect scaffolding or other necessary structures in the Project or the Building, limit or eliminate access to portions of the Building and/or the Project, including portions of the Common Areas, or perform work in the Project or the Building, which work may create noise, dust or leave debris in the Project or the Building. Tenant hereby agrees that such Renovations and Landlord's actions in connection with such Renovations shall in no way constitute a constructive eviction of Tenant nor entitle Tenant, except pursuant to Section 19.5.2 hereof, to any abatement of Rent; provided however that in performing such Renovations, Landlord shall use commercially reasonable efforts to not materially interfere with Tenant's use of the Premises for the Permitted Use (including Tenant's use of the Project parking facilities) or materially increase Tenant's monetary obligations under this Lease or otherwise adversely affect Tenant's rights under this Lease. Except pursuant to Section 19.5.2 hereof, Landlord shall have no responsibility or for any reason be liable to Tenant for any direct or indirect injury to or interference with Tenant's business arising from the Renovations, nor shall Tenant be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises or of Tenant's personal property or improvements resulting from the Renovations or Landlord's actions in connection with such Renovations, or for any inconvenience or annoyance occasioned by such Renovations or Landlord's actions in connection with such Renovations.

         29.28    DEVELOPMENT OF THE PROJECT.

                  29.28.1 SUBDIVISION. Tenant acknowledges that the Project has been subdivided. Landlord reserves the right to further subdivide all or a portion of the buildings and Common Areas in the Project. Tenant agrees to execute and deliver, within twenty (20) days after Landlord's written demand, and in the form reasonably requested by Landlord, any additional documents needed to conform this Lease to the circumstances resulting from a subdivision and any all maps in connection therewith. Landlord shall reimburse to Tenant the actual, documented and reasonable attorneys' fees incurred by Tenant in reviewing such documents, not to exceed Seven Hundred Fifty Dollars ($750.00). Notwithstanding anything to the contrary set forth in this Lease, the separate ownership of any buildings and/or Common

Areas of the Project by an entity other than Landlord shall not affect the calculation of Direct Expenses or Tenant's payment of Tenant's Share of Direct Expenses.

                  29.28.2 THE OTHER IMPROVEMENTS. Subject to Article 4, if portions of the Project or property adjacent to the Project (collectively, the "OTHER IMPROVEMENTS") are owned by an entity other than Landlord, Landlord, at its option, may enter into an agreement with the owner or owners of any of the Other Improvements to provide (i) for reciprocal rights of access, use and/or enjoyment of the Project and the Other Improvements, (ii) for the common management, operation, maintenance, improvement and/or repair of all or any portion of the Project and all or any portion of the Other Improvements, (iii) for the allocation of a portion of the Direct Expenses to the Other Improvements and the allocation of a portion of the operating expenses and taxes for the Other Improvements to the Project, (iv) for the use or improvement of the Other Improvements and/or the Project in connection with the improvement, construction, and/or excavation of the Other Improvements and/or the Project, and (v) for any other matter which Landlord deems reasonably necessary so long as any such other matter does not materially interfere with Tenant's use of the Premises for the Permitted Use (including Tenant's use of the Project parking facilities) or materially increase Tenant's monetary obligations under this Lease or otherwise adversely affect Tenant's rights under this Lease. Nothing contained herein shall be deemed or construed to limit or otherwise affect Landlord's right to sell all or any portion of the Project or any other of Landlord's rights described in this Lease.

                  29.28.3 CONSTRUCTION OF PROJECT AND OTHER IMPROVEMENTS. Tenant acknowledges that portions of the Project and/or the Other Improvements may be under construction following Tenant's occupancy of the Premises, and that such construction may result in levels of noise, dust, obstruction of access, etc. which are in excess of that present in a fully constructed project. Subject to Section 19.5.2 hereof, Tenant hereby waives any and all rent offsets or claims of constructive eviction which may arise in connection with such construction. Landlord agrees to use commercially reasonable efforts to not materially interfere with Tenant's use of the Premises for the Permitted Use (including Tenant's use of the Project parking facilities) in connection with any such construction (including, but not limited to, Landlord's construction of the Phase II Building). Landlord also agrees to use commercially reasonable efforts to minimize material vibrator, noise and dust during Building Hours in connection with the construction of such Other Improvements.

         29.29    ARBITRATION.

                  29.29.1 GENERAL SUBMITTALS TO ARBITRATION. The submittal of all matters to arbitration in accordance with the provisions of this Section
29.29 is the sole and exclusive method, means and procedure to resolve any and all claims, disputes or disagreements arising under this Lease, including, but not limited to any matter relating to Landlord's failure to approve an assignment, sublease or other transfer of Tenant's interest in the Lease under Article 14 of this Lease, any other defaults by Landlord, or any Tenant Default, except for (i) all claims by either party which (A) seek anything other than enforcement of rights under this Lease, or (B) are primarily founded upon matters of fraud, willful misconduct, bad faith or any other allegations of tortious action, and seek the award of punitive or exemplary damages, (ii) all claims by either party arising from the determination of Fair Market Rental Rate, and (iii) claims relating to Landlord's exercise of any unlawful detainer rights pursuant to California law or rights or

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remedies used by Landlord to gain possession of the Premises or terminate
Tenant's right of possession to the Premises, which disputes shall be resolved by suit filed in the Superior Court of Los Angeles County, California, the decision of which court shall be subject to appeal pursuant to Applicable Laws. The parties hereby irrevocably waive any and all rights to the contrary and shall at all times conduct themselves in strict, full, complete and timely accordance with the provisions of this Section 29.29 and all attempts to circumvent the terms and conditions of this Section 29.29 shall be absolutely null and void and of no force or effect whatsoever. As to any matter submitted to arbitration (except with respect to the payment of money) to determine whether a matter would, with the passage of time, constitute a default, such passage of time shall not commence to run until any such affirmative arbitrated determination, as long as it is simultaneously determined in such arbitration that the challenge of such matter as a potential Tenant Default or Landlord default was made in good faith. As to any matter submitted to arbitration with respect to the payment of money, to determine whether a matter would, with the passage of time, constitute a default, such passage of time shall not commence to run in the event that the party which is obligated to make the payment does in fact make the payment to the other party. Such payment can be made "UNDER PROTEST," which shall occur when such payment is accompanied by a good faith Notice stating the reasons that the party has elected to make a payment under protest. Such protest will be deemed waived unless the subject matter identified in the protest is submitted to arbitration as set forth in this
Section 29.29.

                  29.29.2 JAMS. Any dispute to be arbitrated pursuant to the provisions of this Section 29.29 shall be determined by binding arbitration before a retired judge of the Superior Court of the State of California (the "ARBITRATOR") under the auspices of Judicial Arbitration & Mediation Services, Inc. ("JAMS"). Such arbitration shall be initiated by the parties, or either of them, within ten (10) days after either party sends Notice (the "ARBITRATION NOTICE") of a demand to arbitrate to the other party and to JAMS. The Arbitration Notice shall contain a description of the subject matter of the arbitration, the dispute with respect thereto, the amount involved, if any, and the remedy or determination sought. The parties may agree on a retired judge from the JAMS panel. If they are unable to promptly agree, JAMS will provide a list of three available judges who, to the extent available, have had extensive experience in handling real estate commercial lease transactions as practitioners and each party may strike one. The remaining judge (or if there are two, the one selected by JAMS) will serve as the Arbitrator. In the event that JAMS shall no longer exist or if JAMS fails or refuses to accept submission of such dispute, then the dispute shall be resolved by binding arbitration before the American Arbitration Association ("AAA") under the AAA's commercial arbitration rules then in effect.

                  29.29.3   ARBITRATION PROCEDURE.

                           29.29.3.1 PRE-DECISION ACTIONS. The Arbitrator shall schedule a pre-hearing conference to resolve procedural matters, arrange for the exchange of information, obtain stipulations, and narrow the issues. The parties will submit proposed discovery schedules to the Arbitrator at the pre-hearing conference. The scope and duration of discovery will be within the sole discretion of the Arbitrator. The Arbitrator shall have the discretion to order a pre-hearing exchange of information by the parties, including, without limitation, production of requested documents, exchange of summaries of testimony of proposed witnesses, and examination by deposition of parties and third-party witnesses. This discretion shall be exercised in favor of discovery reasonable under the circumstances.

                           29.29.3.2 THE DECISION. The arbitration shall be conducted in Los Angeles, California. Any party may be represented by counsel or other authorized representative. In rendering a decision(s), the Arbitrator shall determine the rights and obligations of the parties according to the substantive and procedural laws of the State of California and the provisions of this Lease. The Arbitrator's decision shall be based on the evidence introduced at the hearing, including all logical and reasonable inferences therefrom. The Arbitrator may make any determination, and/or grant any remedy or relief (an "ARBITRATION AWARD") that is just and equitable. The decision must be based on, and accompanied by, a written statement of decision explaining the factual and legal basis for the decision as to each of the principal controverted issues. The decision shall be conclusive and binding, and it may thereafter be confirmed as a judgment by the Superior Court of the State of California, subject only to challenge on the grounds set forth in the California Code of Civil Procedure Section 1286.2. The validity and enforceability of the Arbitrator's decision is to be determined exclusively by the California courts pursuant to the terms and conditions of this Lease. The Arbitrator shall award costs, including without limitation attorneys' fees, and expert and witness costs, to the prevailing party as defined in California Code of Civil Procedure Section 1032 ("PREVAILING PARTY"), if any, as determined by the Arbitrator in his discretion. The Arbitrator's fees and costs shall be paid by the non-prevailing party as determined by the Arbitrator in his discretion. A party shall be determined by the Arbitrator to be the prevailing party if its proposal for the resolution of dispute is the closer to that adopted by the Arbitrator.

         29.30 CALENDAR DAYS. All references made in this Lease to the word "days," whether for Notices, schedules or other miscellaneous time limits, shall at all times herein be deemed to mean calendar days, unless specifically references as "business" or "working" days. Business or working days shall mean the days Monday-Friday, excluding Holidays.

         29.31 COVENANTS AND CONDITIONS. It is agreed that each of the provisions of this Lease shall be terms, covenants, as well as conditions, and the failure of Tenant or Landlord to comply with any of the terms, covenants or conditions of this Lease shall entitle Tenant or Landlord to exercise the remedies of Tenant on default or Landlord on default as set forth in this Lease.

         29.32 SURVIVAL OF PROVISIONS UPON TERMINATION OF LEASE. Any term, covenant or condition of this Lease which requires the performance of obligations or forbearance of an act by either party hereto after the termination of this Lease shall survive such termination of this Lease. Such survival shall be to the extent reasonably necessary to fulfill the intent thereof, or if specified, to the extent of such specification, as same is reasonably necessary to perform the obligations and/or forbearance of an act set forth in such term, covenant or condition. Notwithstanding the foregoing in the event a specific term, covenant or condition is expressly provided for in such a clear fashion as to indicate that such performance of an obligation or forbearance of an act is no longer required, then the specific shall govern over this general provision of this Lease.

         29.33 GOOD FAITH. Except (i) for matters for which there is a standard of consent or discretion specifically set forth in this Lease; (ii) matters which could have an adverse effect on the Building Structure or the Building Systems, or which could affect the exterior appearance of the Building, or (iii) matters covered by Article 4 (Additional Rent), Article 10 (Insurance), or Article 19 (Defaults; Remedies) of this Lease (collectively, the "EXCEPTED MATTERS"), any time the consent of Landlord or Tenant is required under this Lease, such consent shall not be unreasonably withheld or delayed, and, except with regard to the Excepted Matters, whenever this Lease grants Landlord or Tenant the right to take action, exercise discretion, establish Rules and Regulations or make an allocation or other determination, Landlord and Tenant shall act reasonably and in good faith.

         29.34 TELECOMMUNICATION EQUIPMENT. At any time during the Lease Term, Tenant shall have the non-exclusive right to install, at Tenant's sole cost and expense, satellite dishes and antennae (collectively, the "TELECOMMUNICATION EQUIPMENT"), in an area of the roof ("ROOF LOCATION") reasonably designated by Landlord. Landlord agrees to reserve a reasonable amount of space on the roof of the Building for use by Tenant. The physical appearance and location of any such Telecommunication Equipment shall be subject to Landlord's reasonable approval, and Landlord may require Tenant to install screening around such equipment, at Tenant's sole cost and expense, as reasonably designated by Landlord. Tenant shall maintain such Telecommunication Equipment at Tenant's sole cost and expense. In the event Tenant elects to exercise its right to install Telecommunication Equipment as set forth in this Section 29.34, then Tenant shall give Landlord prior Notice thereof and Landlord and Tenant shall execute a Telecommunication Agreement in substantially the form as Exhibit G, attached hereto and incorporated herein by this reference, covering the installation and maintenance of such Telecommunication Equipment, Tenant's indemnification of Landlord with respect thereto, Tenant's obligation to remove such Telecommunication Equipment upon the expiration or earlier termination of this Lease, and other related matters. Landlord shall ensure that use of any other entities' telecommunication equipment located on the roof of the Building shall not unreasonably interfere with the Telecommunication Equipment.

         IN WITNESS WHEREOF, Landlord and Tenant have caused their duly authorized representatives to execute this Lease as of the day and date first above written.

                              "Landlord":

                              KILROY REALTY, L.P., a Delaware limited
                              partnership

                              By:      KILROY REALTY CORPORATION, a
                                       Maryland Corporation, General Partner

                                       By:
                                              ----------------------------------
                                              Jeffrey Hawken
                                              Its:     Executive Vice President,
                                                       Chief Operating Officer

                                       By:
                                              ----------------------------------
                                              Hugh C. Greenup
                                              Its:     Executive Vice President

                              "Tenant":

                              eTOYS INC.,
                              a Delaware corporation

                              By:
                                   ---------------------------------------------
                                   Its:
                                        ----------------------------------------

                              By:
                                   ---------------------------------------------
                                   Its:
                                        ----------------------------------------

                                    EXHIBIT A

                               OUTLINE OF PREMISES





                                    EXHIBIT A

                                    EXHIBIT B

                              RULES AND REGULATIONS

         Tenant shall faithfully observe and comply with the following Rules and Regulations. Landlord shall not be responsible to Tenant for the nonperformance of any of said Rules and Regulations by or otherwise with respect to the acts or omissions of any other tenants or occupants of the Project.

         1. Except for Tenant's Secured Areas, Tenant shall not alter any lock or install any new or additional locks or bolts on any doors or windows of the Premises without obtaining Landlord's prior written consent. Tenant shall bear the cost of any lock changes or repairs required by Tenant.

         2. Landlord reserves the right to close and keep locked all entrance and exit doors of the Building during the hours of 7:00 p.m. to 7:00 a.m. Monday through Friday, and, commencing at 1:00 p.m. on Saturday and continuing through Sunday; provided, however, that Landlord shall use commercially reasonable efforts to provide Tenant with reasonable access to the Building and the Project parking facilities throughout the Term of the Lease. Tenant, its employees and agents must be sure that the doors to the Building are securely closed and locked when leaving the Premises if it is after the Business Hours for the Building. Any tenant, its employees, agents or any other persons entering or leaving the Building at any time when it is so locked, or any time when it is considered to be after the Business Hours for the Building, may be required to sign the Building register. Access to the Building may be refused unless the person seeking access has proper identification or has a previously arranged pass for access to the Building. The Landlord and his agents shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the Building or the Project during the continuance thereof by any means it deems appropriate for the safety and protection of life and property.

         3. Landlord shall have the right to reasonably prescribe the weight, size and position of all safes and other extraordinarily heavy property brought into the Building and also the reasonable times and reasonable manner of moving the same in and out of the Building, all to the extent reasonably necessary to avoid damage to the Building and/or the Project. Safes and other heavy objects shall, if considered necessary by Landlord to the extent reasonably necessary to avoid damage to the Building and/or the Project, stand on supports of such thickness as is reasonably necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property in any case. Any damage to any part of the Building, its contents, occupants or visitors by moving or maintaining any such safe or other property shall be the sole responsibility and expense of Tenant except to the extent covered by any insurance required to be maintained by Landlord under the Lease.

         4. Any requests of Tenant shall be directed to the management office for the Project or at such office location designated by Landlord. Employees of Landlord shall not perform any work or do anything outside their regular duties unless under special instructions from Landlord.

                                    EXHIBIT B

         5. Tenant shall not disturb, solicit, or canvass any occupant of the Project and shall cooperate with Landlord and its agents to prevent such activities.

         6. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or agents, shall have caused it.

         7. Tenant shall not overload the floor of the Premises.

         8. Except for vending machines intended for the sole use of Tenant's employees and invitees, no vending machines other than fractional horsepower office machines shall be installed, maintained or operated upon the Premises without the written consent of Landlord.

         9. Except as otherwise expressly provided in the Lease, Tenant shall not use or keep in or on the Premises, the Building, or the Project any kerosene, gasoline or other inflammable or combustible fluid or material.

         10. Except as provided in the Lease, Tenant shall not without the prior written consent of Landlord use any method of heating or air conditioning other than that supplied by Landlord.

         11. Except as provided in the Lease, Tenant shall not use, keep or permit to be used or kept, any foul or noxious gas or substance in or on the Premises, or permit or allow the Premises to be occupied or used in a manner unreasonably offensive or objectionable to Landlord or other occupants of the Project by reason of noise, odors, or vibrations, or unreasonably interfere in any way with other tenants or those having business therein.

         12. Tenant shall not bring into or keep within the Project, the Building or the Premises any animals, except for seeing eye dogs accompanied by their masters or other dogs (but only to the extent any such other dogs are located in the Premises only) and in compliance with these Rules and Regulations and Applicable Laws, with Tenant acknowledging and agreeing that under no circumstances shall any such other dogs be allowed in any other areas of the Project (including the Common Areas) except for normal ingress and egress to the Building. Tenant acknowledges and agrees that any such other dogs shall be kept by Tenant in a first-class manner such that the presence of such other dogs does not cause any objectionable odors or noises and if such objectionable odors and/or noises do occur then Tenant, to the extent Tenant does not cure such condition within ten (10) business days after notice by Landlord to Tenant, shall not be allowed to keep such dogs in the Premises. In the event Landlord incurs increased costs (including, but not limited to, increased janitorial, security and insurance costs) due to the presence of any such other dogs in the Project then Tenant shall pay to Landlord such increased costs within thirty (30) days of Landlord's Notice thereof to Tenant.

         13. Except as otherwise expressly provided in the Lease and except for any employee lunchroom that may be constructed by Tenant in the Premises pursuant to Article 8 of the Lease, no cooking shall be done or permitted on the Premises, nor shall the Premises be used for the storage of merchandise, for lodging or for any improper, objectionable or immoral purposes. Notwithstanding the foregoing, Underwriters' laboratory-approved equipment and microwave

                                    EXHIBIT B
ovens may be used in the Premises for heating food and brewing coffee, tea, hot chocolate and similar beverages for employees and visitors, provided that such use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations.

         14. Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of these Rules and Regulations.

         15. Tenant, its employees and agents shall not loiter in the entrances or corridors, nor in any way obstruct the sidewalks, lobby, halls, stairways or elevators, and shall use them only as a means of ingress and egress for the Premises.

         16. Tenant shall store all its trash and garbage within the interior of the Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in Los Angeles, California without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entry-ways and elevators provided for such purposes at such times as Landlord shall reasonably designate.

         17. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

         18. Tenant shall assume any and all responsibility for protecting the Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

         19. No awnings or other projection shall be attached to the outside walls of the Building without the prior written consent of Landlord. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises without the prior written consent of Landlord. All electrical ceiling fixtures hung in offices or spaces along the perimeter of the Building must be fluorescent and/or of a quality, type, design and bulb color reasonably approved by Landlord. Tenant shall abide by Landlord's regulations concerning the opening and closing of window coverings which are attached to the windows in the Premises, if any, which have a view of any interior portion of the Building or Building Common Areas.

         20. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by Tenant, nor shall any bottles, parcels or other articles be placed on the windowsills.

Landlord reserves the right at any time to change or rescind any one or more of these Rules and Regulations, or to make such other and further reasonable non-discriminatory Rules and Regulations as in Landlord's reasonable judgment may from time to time be reasonably necessary for the management, safety, care and cleanliness of the Premises, Building, the Common Areas and the Project, and for the preservation of good order therein, as well as for the convenience of other occupants and tenants therein. Tenant shall be deemed to have read these Rules and Regulations and to have agreed to abide by them as a condition of its occupancy of the Premises. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenants, but no such waiver by Landlord shall be construed as a waiver of such

                                    EXHIBIT B
non-discriminatory Rules and Regulations in favor of any other tenant, nor prevent Landlord from thereafter enforcing any such Rules or Regulations against any or all tenants of the Project. Landlord agrees that the Rules and Regulations shall not be unreasonably modified or enforced in a manner which will materially interfere with the conduct of Tenant's Permitted Use from the Premises or Tenant's use of the Project parking facility.


                                    EXHIBIT B

                                    EXHIBIT C

                           NOTICE OF LEASE TERM DATES

                            Date:____________________

To:
         _______________________

         _______________________

         _______________________

         _______________________

         Re: Office Lease dated ____________, 19__ between ______________________, a ___________________ ("LANDLORD"),
                  and ____________________________, a ___________________
                  ("TENANT") concerning Suite ______ on floor(s) __________ of the office building located at _______________________, ____________________, California.

Gentlemen:

         In accordance with the Office Lease (the "Lease"), we wish to advise you and/or confirm as follows:

         1. The Lease Term commenced on _________________________ for a term of ______________________ ending on __________________.

         2. Rent commenced to accrue on ______________________, in the amount of
___________________.

         3. If the Lease Commencement Date is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter, with the exception of the final billing, shall be for the full amount of the monthly installment as provided for in the Lease.

         4. Your rent checks should be made payable to ______________

_____________________________________________________________________at

______________________________________________.

         Pursuant to the terms of Section 2.1 of your Lease, you are required to return an executed copy of this notice to Landlord within ten (10) business days following your receipt hereof, and thereafter the statements set forth herein shall be conclusive and binding upon you. Your failure

                                    EXHIBIT C
to timely execute and return this notice shall constitute your acknowledgement that the statements included herein are true and correct, without exception.

                                   "Landlord":

                                   KILROY REALTY, L.P., a Delaware Limited
                                   Partnership

                                   By:    KILROY REALTY CORPORATION, a
                                          Maryland Corporation, General Partner

                                          By:__________________________________
                                              Its:_____________________________

Agreed to and Accepted as
of _______________, 19__.

"Tenant":

_______________________________,
a _____________________________
By:____________________________

     Its:______________________


                                    EXHIBIT C

                                    EXHIBIT D

                               TENANT WORK LETTER

                                    PREAMBLE

         This Tenant Work Letter sets forth the terms and conditions relating to the construction of the Premises. This Tenant Work Letter is essentially organized chronologically and specifically addresses the issues of the construction of the Premises, in sequence, as such issues will arise during the actual construction of the Premises. All references in this Tenant Work Letter to Articles or Sections of "this Lease" shall mean the relevant portions of Articles 1 through 30 of the Office Lease to which this Tenant Work Letter is attached as Exhibit D, and all references in this Tenant Work Letter to Sections of this "Tenant Work Letter" shall mean the relevant portions of Sections 1 through 6 of this Tenant Work Letter. Except as defined to the contrary, all defined terms used in the Tenant Work Letter shall have the same meaning as the terms defined in the Lease.

                                    ARTICLE 1
                   DELIVERY OF THE PREMISES AND BASE BUILDING

         1.1 BASE BUILDING. In accordance with the terms and conditions of this Lease, Landlord shall, at Landlord's sole cost and expense, deliver the Premises and Base Building to Tenant. Subject to Section 1.2 below (pertaining to the initial condition of the Base Building on the applicable Delivery Date), the "Base Building" shall consist of those items which are described in, and the Base Building shall be constructed (and Landlord so warrants to Tenant) in material conformance with (but in any event in compliance with Code (as described below)), those certain plans specified on
Schedule 2 attached hereto ("BASE BUILDING PLANS") which Base Building shall, among other things, contain conduit facilities, stubbed to the Building only, ready for the installation of cable television and fiber-optic cabling. Landlord agrees that the portion of the "base building" which is the Phase II Building (not including areas outside of the Phase II Building, or the parking facilities) shall be substantially similar (in terms of the quality and quantity of design and construction) to the portion of the Base Building which is the Phase I Building (not including areas outside of the Phase I Building, or the parking facilities). To the extent the Base Building is not fully complete on the Lease Commencement Date, Landlord shall use reasonable efforts to fully complete the Base Building as soon thereafter as possible. Within five (5) days of substantial completion of the Base Building, Landlord and Tenant shall conduct a walk-through of the Premises and create a detailed punchlist of unfinished items of the Base Building (as reflected on the Base Building Plans). Upon completion of the punchlist, Landlord shall, at Landlord's sole cost and expense, proceed diligently to remedy such items in a professional and workmanlike manner, taking reasonable care in order to minimize any material and adverse interference with the operation of Tenant's business from the Premises; provided, however, that Tenant shall be responsible, at Tenant's sole cost and expense, for the remediation of any items on the punchlist caused by Tenant's acts or omissions. Landlord's remediation of the items on the punchlist shall be deemed Tenant's acceptance of the Premises in the condition existing after such remediation, subject to the other terms and provision of the Lease. The Base Building, Building Structure and Building Systems, shall, as of the Lease Commencement Date,

                                    EXHIBIT D
be in good condition and working order, free of defects (which Landlord shall repair at Landlord's expense and not as an Operating Expense in the Building and Project at any time discovered during the initial term of the Lease), and shall comply with applicable building codes and other governmental laws, ordinances and regulations which were enacted prior to the Lease Commencement Date and applicable to new construction for unoccupied space, whether or not then being enforced and disregarding variances and grandfathered/grandmothered rights (collectively, the "CODE") at Landlord's sole cost, but only to the extent that Landlord's failure to comply therewith would prohibit Tenant from obtaining or maintaining a certificate of occupancy, or its equivalent, for the Premises.

             1.2      DELIVERY DATES AND CONSTRUCTION PERIOD.

                      1.2.1 INITIAL DELIVERY DATE(S). Landlord shall, subject to Force Majeure Delays and Tenant Delays, deliver (i) the first (1st) and second (2nd) floors of the Premises to Tenant in the Initial Delivery Condition (as defined below) on June 5, 2000 (the "FIRST DELIVERY DATE") and
(ii) the third (3rd) and fourth (4th) floors of the Premises to Tenant in the Initial Delivery Condition (as defined below) on June 19, 2000 (the "SECOND DELIVERY DATE"). The First Delivery Date and the Second Delivery Date are collectively referred to herein as the "INITIAL DELIVERY DATE(S)." Tenant acknowledges and agrees that when Landlord delivers the Premises in the Initial Delivery Condition, notwithstanding anything in this Lease to the contrary, Landlord shall be deemed to have delivered possession of the Premises to Tenant under this Lease.

             1.2.2 ENCLOSURE DELIVERY DATE(S). Landlord shall, subject to Force Majeure Delays and Tenant Delays, deliver (i) the first (1st) and second (2nd) floors of the Premises to Tenant in the Enclosure Delivery Condition (as defined below) on July 17, 2000 (the "FIRST ENCLOSURE DELIVERY DATE") and (ii) the third (3rd) and fourth (4th) floors of the Premises to Tenant in the Enclosure Delivery Condition (as defined below) on July 31, 2000 (the "SECOND ENCLOSURE DELIVERY DATE"). The First Enclosure Delivery Date and the Second Enclosure Delivery Date are collectively referred to herein as the "ENCLOSURE DELIVERY DATE(S) and the Initial Delivery Date(s) and the Enclosure Delivery Date(s) are collectively referred to herein as the "DELIVERY DATES(S)").

             1.2.3 CONSTRUCTION PERIOD. The "CONSTRUCTION PERIOD" shall be an eighteen (18) week period and shall commence on the First Delivery Date.

             1.2.4. INITIAL DELIVERY CONDITION. On the applicable Initial Delivery Date, Landlord shall deliver the Base Building in the following condition (the "INITIAL DELIVERY CONDITION") (and thereafter Landlord shall not materially interfere with Tenant's access to the substantial portion of the areas where Tenant will construct the Tenant Improvements (the "TI AREAS"):

         (1) Completion of all the exterior of Shell/Core Space Walls with drywall fire taped only, not including perimeter drywall;

         (2) Installation of the Shell/Core Base Building Fire Sprinkler System in the TI Areas;

                                    EXHIBIT D

         (3) Completion of the HVAC installation, including duct loops in the work area;

         (4) Shared manlift operational for on hours and off-hours and weekend stocking;

         (5) Shell/Core Plumbing stub-outs to tenant spaces completed;

         (6) Temporary power, at Landlord's cost, for construction work; and

         (7) Completion of all floor slabs with removal of debris, broom cleaned and acceptable to receive a finish floor surface.

             1.2.5. ENCLOSURE DELIVERY CONDITION. On the applicable Enclosure Delivery Date, Landlord shall deliver the Base Building in the following condition (the "ENCLOSURE DELIVERY CONDITION"):

         (1) Continuing progress for the installation of the Shell/Core Electrical Work and installation of panels for connection to the Premises outside the TI Areas. Completion before Tenant tie-ins required;

         (2) Water for construction work (i.e., for painting/drywall, etc.);

         (3) Continuing progress for the installation of the Shell/Core Base Building Fire Life Safety Monitoring System with termination/connection points for all floor connections outside the TI Areas. Completion before Tenant tie-ins required;

         (4) Continuing progress for the installation of the Electrical/Telephone closets on all floors, with Tenant to receive a credit for all doors and hardware not used by Tenant.; provided, however, that such credit shall only be available to Tenant if Tenant provides Notice to Landlord of such anticipated non-use prior to Landlord ordering any such doors and hardware;

         (5) Completion of installation of the roof or appropriate weather protection at openings;

         (6) Continuing progress of sealing of all roof penetrations to prevent any water intrusion in the Building. Completion or prior to Tenant finishes and drywall in the work area;

         (7) Completion of all glazing to the work area, or appropriate weather protection at openings;

         (8) Installation of conduit for data and fiber entry into the Building to the closets within the Building in the parking structure for riser connections. Completion before Tenant tie-ins required;

         (9) Completion of digital controls for Building Energy Management System in time for connections prior to test, balance and commission of HVAC system; and

                                    EXHIBIT D

         (10) Completion of exterior curtain wall and storefront glazing and tie to glazing milestone doors or appropriate weather protection at openings.

The Initial Delivery Condition and the Enclosure Delivery Condition are collectively referred to herein as the "DELIVERY CONDITIONS."

                                    ARTICLE 2
                               TENANT IMPROVEMENTS

     2.1 TENANT'S CONTRIBUTION. Tenant shall be obligated to spend a minimum of Thirty Dollars ($30.00) per usable square foot of the Premises (and of the Expansion Space (to the extent Tenant properly and timely exercises Tenant's expansion option)) ("TENANT'S CONTRIBUTION"), for the costs relating to the initial design and construction of Tenant's improvements which are permanently affixed to the Premises (the "TENANT IMPROVEMENTS") as more particularly described below; provided, however, that up to Three Dollars ($3.00) per usable square foot of the Premises of Tenant's Contribution may be used by Tenant for cabling, conduit, Tenant's Exterior Signage and for fixtures, furniture and equipment installed in the Premises (collectively, the "OTHER ITEMS"). Pursuant to Article 30 of the Lease, Tenant's Contribution Disbursement shall be funded by Landlord's Loan to Tenant as described therein, the disbursement of which shall be subject to the terms hereof.

     2.2 DISBURSEMENT OF THE TENANT'S CONTRIBUTION BY LANDLORD.

         2.2.1 TENANT IMPROVEMENT ITEMS. Except as otherwise set forth in this Tenant Work Letter, Tenant's Contribution shall be disbursed by Landlord only for the following items and costs (collectively, the "TENANT'S CONTRIBUTION ITEMS") and, except as otherwise specifically and expressly provided in this Tenant Work Letter, Landlord shall not deduct any other expenses from the Tenant's Contribution. The Tenant's Contribution Items shall consist of:

               2.2.1.1 Payment of the fees and costs of the "Architect," project manager and the "Engineers," as those terms are defined in Section
3.1 of this Tenant Work Letter, costs paid to Tenant's consultants in connection with the design, construction and move into the Premises and all related design and construction costs, including the fees and costs of Tenant's project management consultants, and in connection therewith, Tenant shall reimburse to Landlord Landlord's actual, reasonable and documented costs (but not to exceed an amount equal to One Dollar ($1.00) per usable square foot of the Premises) incurred as a result of any third party review reasonably and necessarily required by Landlord in order to approve the "Construction Drawings," as that term is defined in Section 3.1 of this Tenant Work Letter, by deducting such costs from Tenant's Contribution;

               2.2.1.2 The payment of plan check, permit and license fees relating to construction of the Tenant Improvements;

               2.2.1.3 The cost of (i) construction of the Tenant
Improvements, including, without limitation, demolition, testing and inspection costs, trash removal costs, utility hook-up charges, hoist fees, parking fees, after-hours utilities usage and contractors' fees and general conditions and (ii) the Other Items (subject to the limitations in Section
2.1 hereof);

                                    EXHIBIT D

               2.2.1.4 The cost of any changes in the Base Building on the floors of the Building on which the Premises is located, when such changes are required by the Construction Drawings (including if such changes are due to the fact that such work is prepared on an unoccupied basis);

               2.2.1.5 Sales and use taxes and Title 24 fees with respect to the Tenant Improvements;

               2.2.1.6 The cost of the design and construction of Tenant's security system (if any) installed in the Premises pursuant to Section 6.1.6 of this Lease; and

               2.2.1.7 The cost of reinforcing the floors of the Building, if necessary, to accommodate the Tenant Improvements.

         2.2.2 DISBURSEMENT OF TENANT'S CONTRIBUTION. Prior to and during the construction of the Tenant Improvements, as the case may be, Landlord shall make monthly disbursements of Landlord's Loan for Tenant's Contribution for Tenant's Contribution Items for the benefit of Tenant and shall authorize the release of monies for the benefit of Tenant as follows.

               2.2.2.1 MONTHLY DISBURSEMENTS. On or before the twenty-fifth
(25th) day of each month (a "SUBMITTAL DATE") during the period from the date hereof through the construction of the Tenant Improvements, Tenant shall deliver to Landlord: (i) a request for payment of the "Contractor," as that term is defined in Section 4.1 of this Tenant Work Letter (or reimbursement to Tenant if Tenant has already paid the Contractor or other person or entity entitled to payment), approved by Tenant, in a form to be provided by Landlord, showing the schedule, by trade, of percentage of completion of the Tenant Improvements in the Premises, detailing the portion of the work completed and the work projected to be completed by the end of the month;
(ii) invoices from all of "Tenant's Agents," as that term is defined in
Section 4.1.2 of this Tenant Work Letter, for labor rendered and materials delivered to the Premises (or stored therein or offsite or those items where deposits are standard in the industry) for the applicable payment period;
(iii) executed conditional mechanic's lien releases from all of Tenant's Agents which shall substantially comply with the appropriate provisions of California Civil Code Section 3262(d), or unconditional releases (with respect to payments previously made); provided, however, that with respect to fees and expenses of the Architect, Engineers, or construction or project managers or other similar consultants, and/or any other pre-construction items for which the payment scheme set forth in items (i) through (iii), above of this Tenant Work Letter, is not applicable (collectively, the "NON-CONTRIBUTION ITEMS"), Tenant shall only be required to deliver to Landlord on or before the applicable Submittal Date, a reasonably particularized invoice evidencing the cost for the applicable Non-Contribution Items (unless Landlord has received a preliminary notice in connection with such costs in which event conditional lien releases must be submitted in connection with such costs); and (iv) all other information reasonably requested in good faith by Landlord. Tenant's request for payment shall be deemed Tenant's acceptance and approval of the work furnished and/or the materials supplied as set forth in Tenant's payment request vis-a-vis Landlord. On or before the date occurring thirty (30) days after the Submittal Date, and assuming Landlord receives all of the information described in items (i) through (iv), above, Landlord shall deliver a check to Tenant made payable

                                    EXHIBIT D
to Tenant or if Tenant elects, to the Contractor, subcontractor, architect, engineer or consultant designated by Tenant in payment of the lesser of: (A) the amounts so requested by Tenant, as set forth in this Section 2.2.2.1, above, less a ten percent (10%) retention (the aggregate amount of such retentions to be known as the "FINAL RETENTION"), provided, however, that no such retention shall be duplicative of the retention Tenant would otherwise withhold (but will not withhold) pursuant to its agreement with such Contractor and no such deduction shall be applicable to the fees of the Architect, Engineers or Tenant's project consultant, or any Non-Contribution Items or other Tenant's Contribution Items in connection with the payment of suppliers for materials delivered to the Premises and subcontractors for completing performance of their work substantially in advance of the "Substantial Completion ," as such term is defined in Section 5.3 of this Tenant Work Letter, of the Tenant Improvements and (B) the balance of any remaining available portion of the Tenant's Contribution (not including the Final Retention). In the event that Landlord or Tenant identifies any material non-compliance with the "Approved Working Drawings," as that term is defined in Section 3.4 below, or substandard work, Landlord or Tenant as appropriate shall be provided a detailed statement identifying such material non-compliance or substandard work by the party claiming the same, and if the work creates a "Design Problem," as that term is defined in Section 8.1 of the Lease, Tenant shall cause such work to be corrected so that no Design Problem exists. Landlord's payment of such amounts shall not be deemed Landlord's approval or acceptance of the work furnished or materials supplied as set forth in Tenant's payment request. If Tenant receives a check payable to anyone other than solely to Tenant for a monthly disbursement pursuant to this Section 2.2.2.1 or the Final Retention, Tenant may return such check to Landlord and receive a check made payable only to Tenant, if Tenant provides the releases and evidence required above to receive a check payable solely to Tenant.

               2.2.2.2 FINAL RETENTION. Subject to the provisions of this Tenant Work Letter, a check for the Final Retention payable to Tenant shall be delivered by Landlord to Tenant following the completion of construction of the Premises, provided that (i) Tenant delivers to Landlord properly executed mechanics lien releases in compliance with both California Civil Code Section 3262(d)(2) and either Section 3262(d)(3) or Section 3262(d)(4),
(ii) Landlord has reasonably determined that no Design Problem exists , (iii) Architect delivers to Landlord a certificate, in a form reasonably acceptable to Landlord, certifying that the construction of the Tenant Improvements in the Premises has been substantially completed, and (iv) Tenant delivers to Landlord a commercially reasonable "Closing Package," as that term is defined below. The "Closing Package" shall consist of (a) an application and certificate for payment (AIA from G702-1992 or equivalent) signed by the Architect, (b) a breakdown sheet (AIA from 3703-1992 or equivalent), (c) original stamped building permit plans, (d) copy of the building permit, (e) original stamped building permit inspection card with all final sign-offs,
(f) a reproducible copy (in a form as reasonably approved by Landlord) of the "as built" drawings of the Tenant Improvements, (g) air balance reports, (h) a one (1) year warranty letter from the "Contractor," as that term is defined in Section 4.1.1, below, and (i) manufacturers' warranties and operating instructions.

               2.2.2.3 OTHER TERMS. Landlord shall only be obligated to make disbursements from Landlord's Loan for Tenant's Contribution to the extent costs are incurred by Tenant for Tenant's Contribution Items. All Tenant's Contribution Items (except for Tenant's furniture and equipment) for which Tenant's Contribution has been made available shall, subject

                                    EXHIBIT D
to the terms and provisions of this Lease, be deemed Landlord's property upon the expiration or sooner termination of this Lease.

     2.3 STANDARD TENANT IMPROVEMENT PACKAGE. Attached hereto as Schedule 1 are the specifications (the "SPECIFICATIONS") for certain of the Building standard components which Tenant may elect to construct in the Premises. The quality of the Tenant Improvements must at a minimum comply with the applicable Specifications; provided that the window coverings in the Premises shall meet the Specifications.

                                    ARTICLE 3
                              CONSTRUCTION DRAWINGS

     3.1 SELECTION OF ARCHITECT/CONSTRUCTION DRAWINGS. Tenant shall retain a space planner approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed (the "ARCHITECT"), to prepare the "Construction Drawings," as that term is defined, below. Landlord hereby approves Wirt Design Group as the Architect. Tenant shall retain engineering consultants reasonably approved by Landlord (the "ENGINEERS") to prepare all plans and engineering working drawings relating to the structural, mechanical, electrical, plumbing, HVAC, lifesafety, and sprinkler work in the Premises. The following Engineers, if selected by Tenant, are hereby pre-approved by Landlord: (i) Robert Englekirk Consulting Engineers (structural); (ii) Levine/Seegal Associates (mechanical/plumbing); (iii) Levine/Seegal Associates (electrical); and (iv) Syska & Hennessey Associates, Inc. (mechanical, plumbing and electrical engineering). The plans and drawings to be prepared by Architect and the Engineers hereunder shall be known collectively as the "CONSTRUCTION DRAWINGS." All Construction Drawings shall comply at a minimum with Landlord's Specifications, the Base Building, Building Structure and Building Systems and shall be in a drawing format reasonably acceptable to Landlord. Landlord's review of the Construction Drawings as set forth in this Section 3 shall be for its sole purpose and shall not imply Landlord's review of the same, or obligate Landlord to review the same, for quality, design, code compliance or other like matters. Accordingly, notwithstanding that any Construction Drawings are reviewed by Landlord or its space planner, architect, engineers and consultants, and notwithstanding any advice or assistance which may be rendered to Tenant by Landlord or Landlord's space planner, architect, engineers, and consultants, Landlord shall have no liability whatsoever in connection therewith, except to the extent that Landlord has specifically requested a modification to the Construction Drawings as a condition to Landlord's approval of the Construction Drawings, and shall not be responsible for any omissions or errors contained in the Construction Drawings, and Tenant's waiver and indemnity set forth in Section 10.1 of this Lease shall specifically apply to the Construction Drawings. Each time Landlord is granted the right to review, consent or approve the Construction Drawings (collectively, "CONSENT"), such Consent shall be granted unless a Design Problem exists; provided, however, that Landlord shall, in all cases involving a Design Problem, not unreasonably withhold such consent.

     3.2 FINAL SPACE PLAN. Tenant and the Architect shall prepare the final space plan for the Tenant Improvements (the "FINAL SPACE PLAN"), and shall deliver the Final Space Plan to Landlord for Landlord's approval; provided, however, Landlord agrees that Tenant may submit the Final Space Plan and any other Construction Drawings on a floor-by-floor basis and in the event of any such partial submittals, Article 3 shall apply to such partial submittals as if Tenant

                                    EXHIBIT D
had submitted the Final Space Plan and/or Construction Drawings for the entire Building. The Final Space Plan shall show all corridors, internal and external offices and partitions, paths of travel, and exiting. Landlord shall, within five (5) business days after Landlord's receipt of the Final Space Plan (i) approve the Final Space Plan, (ii) approve the Final Space Plan subject to specified conditions (which shall be limited to conditions required to eliminate a Design Problem and must be stated in a reasonably clear manner) to be complied with (which shall be limited to conditions required to eliminate a Design Problem) when the Final Working Drawings are submitted by Tenant to Landlord, or (iii) disapprove the Final Space Plan for a Design Problem and return the same to Tenant with requested revisions; provided, however, that Landlord shall only disapprove the Final Space Plan if the Tenant Improvements as shown on the Final Space Plan has a Design Problem. If Landlord disapproves the Final Space Plan, Tenant may resubmit the Final Space Plan to Landlord at any time, and Landlord shall approve or disapprove of the resubmitted Final Space Plan, based upon the criteria set forth in this Section 3.2, within three (3) business days after Landlord receives such resubmitted Final Space Plan. Such procedures shall be repeated until the Final Space Plan is approved. Landlord's failure to timely respond to Tenant within any applicable response period referenced herein shall be deemed Landlord's approval of the Final Space Plan.

     3.3 COMPLETION OF CONSTRUCTION DRAWINGS. After the approval of the Final Space Plan, Tenant, the Architect and the Engineers shall complete the Construction Drawings for the Premises in a form which is sufficient to allow contractors to bid on the work and to obtain applicable permits and shall submit the Construction Drawings to Landlord for Landlord's approval. The Construction Drawings may be submitted in one or more stages at one or more times, provided that Tenant shall ultimately supply Landlord with four (4) completed copies signed by Tenant of such Construction Drawings. Landlord shall, within ten (10) business days after Landlord's receipt of all of the Construction Drawings, either (i) approve the Construction Drawings, (ii) approve the Construction Drawings subject to specified conditions which must be stated in a reasonably clear and complete manner to be satisfied by Tenant prior to obtaining permits as set forth in Section 3.4, below of this Tenant Work Letter, to the extent the Construction Drawings contain a Design Problem, or (iii) disapprove and return the Construction Drawings to Tenant with requested revisions to the extent the Construction Drawings contain a Design Problem. If Landlord disapproves the Construction Drawings, Tenant may resubmit the Construction Drawings to Landlord at any time, and Landlord shall approve or disapprove the resubmitted Construction Drawings, based upon the criteria set forth in this Section 3.3, within three (3) business days after Landlord receives such resubmitted Construction Drawings. Such procedure shall be repeated until the Construction Drawings are approved. Landlord's failure to timely respond to Tenant within any applicable response period referenced herein shall be deemed Landlord's approval of the Construction Drawings.

     3.4 APPROVED CONSTRUCTION DRAWINGS. The Construction Drawings shall be approved by Landlord (the "APPROVED CONSTRUCTION DRAWINGS") prior to the commencement of construction of the Premises by Tenant in one or more stages (but at a minimum on a floor-by-floor basis). In the event that Tenant shall submit the Construction Drawings to Landlord in more than one stage, Landlord shall be entitled to approve a stage and to subsequently disapprove of such stage, provided that a Design Problem is found to exist which is evident only following Landlord's review of subsequent drawings and was not reasonably ascertainable prior to that time. Tenant shall cause to be obtained all applicable building permits required in

                                    EXHIBIT D
connection with the construction of the Tenant Improvements ("PERMITS"); provided, however, that Tenant shall be entitled to pull permits for construction on a floor-by-floor basis. Tenant hereby agrees that neither Landlord nor Landlord's consultants shall be responsible for obtaining any Permits or certificate of occupancy for the Premises and that obtaining the same shall be Tenant's responsibility; provided, however, that Landlord shall cooperate with Tenant in performing ministerial acts reasonably necessary to enable Tenant to obtain any such Permits or certificate of occupancy.

     3.5 CHANGE ORDERS. In the event Tenant desires to materially change the Approved Construction Drawings and such change could cause a Design Problem, Tenant shall deliver notice (the "DRAWING CHANGE NOTICE") of the same to Landlord, setting forth in detail the changes (the "TENANT CHANGE") Tenant desires to make to the Approved Construction Drawings. Landlord shall, within three (3) business days of receipt of a Drawing Change Notice related to a Tenant Change affecting the Base Building, and within two (2) business days of receipt of the Drawing Change Notice related to a Tenant Change which does not affect the Base Building, either (i) approve the Tenant Change, or (ii) disapprove the Tenant Change and deliver a notice to Tenant specifying in reasonably sufficient detail the reasons for Landlord's disapproval; provided, however, that Landlord may only disapprove of the Tenant Change if the Tenant Change contains a Design Problem. Any additional costs which arise in connection with such Tenant Change shall be paid by Tenant; provided, however, that to the extent Tenant's Contribution has not been disbursed, such payment shall be made out of Tenant's Contribution.

                                    ARTICLE 4
                     CONSTRUCTION OF THE TENANT IMPROVEMENTS

     4.1 TENANT'S SELECTION OF CONTRACTORS.

         4.1.1 THE CONTRACTOR. Tenant shall select and retain a licensed general contractor (the "CONTRACTOR") reasonably approved by Landlord. Landlord hereby pre-approves Swinterton & Walberg as the Contractor if such entity is selected by Tenant.

         4.1.2 TENANT'S AGENTS. Tenant shall cause the construction of the Tenant Improvements. All contractors, laborers, materialmen, and suppliers used by Tenant (such subcontractors, laborers, materialmen or suppliers, as well as engineers, project manager, broker, architect, Tenant's employees engaged in the review of the design and construction of the Tenant Improvements, laborers, materialmen, and suppliers, and the Contractor shall hereafter be known collectively as "TENANT'S AGENTS") must, to the extent any such Agents are working on-site at the Premises, be approved in writing by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed and shall be granted or denied within three (3) business days of Tenant's Notice to Landlord requesting Landlord's approval of the same. To the extent utilized by Tenant, the following subcontractors and consultants are hereby pre-approved by Landlord: (A) SUBCONTRACTORS: (i) JM Carden Sprinkler Company (Fire Protection); (ii) Berg Electric (Electrical); (iii) Deel Mechanical Corporation (Plumbing); (iv) ACCO (HVAC); and (v) Berger Brothers (Framing and Drywall); (B) CONSULTANTS: (i) Levine/Seegal Associates (Mechanical & Plumbing Engineering); (ii) Levine/Seegal Associates (Electrical Engineering); and (iii) Robert Englekirk Consulting Engineers (Structural Engineering)

                                    EXHIBIT D

Anthony Mason Consultants, if selected by Tenant, is hereby approved as Tenant's project manager. The Contractor and the Contractor's subcontractors (collectively "TENANT'S CONTRACTORS") and their respective workers shall conduct their activities in and around the Premises, Building and Project in a harmonious relationship with all other subcontractors, laborers, materialmen and supplies at the Premises, Building and Project.

     4.2 CONSTRUCTION OF TENANT IMPROVEMENTS BY TENANT'S AGENTS.

         4.2.1 CONSTRUCTION CONTRACT; COST BUDGET. Prior to Tenant's execution of the construction contract and general conditions with Contractor (the "CONTRACT"), Tenant shall submit the Contract to Landlord for its records.

         4.2.2 TENANT'S AGENTS.

               4.2.2.1 LANDLORD'S GENERAL CONDITIONS FOR TENANT'S AGENTS AND TENANT IMPROVEMENT WORK. Tenant's and Tenant's Agent's construction of the Tenant Improvements shall comply with the following (i) the Tenant Improvements shall be constructed in material conformance with the Approved Construction Drawings, subject to Tenant's right to make changes to the same in accordance with, and subject to, this Tenant Work Letter; (ii) Tenant and Tenant's Agents shall use commercially reasonable efforts (in accordance with industry custom and practice) not to interfere with, obstruct, or delay, the work of Landlord's Base Building contractor and subcontractors with respect to the Base Building or any other work in the Project and Landlord's Base Building contractors and subcontractors shall use commercially reasonable efforts (in accordance with industry custom and practice) not to interfere with, obstruct or delay the work of Tenant's Agents with respect to the Tenant Improvements; (iii) Tenant's Contractors shall submit their schedules of all their work relating to the Tenant Improvements to Landlord and Landlord shall, within five (5) business days of receipt thereof, inform Tenant and Tenant's Contractors of any reasonable and non-discriminatory changes which are reasonably necessary thereto, to avoid interference with Landlord's work or disruption of existing tenants and Tenant's Contractors shall adhere to such corrected schedule; and (iv) Tenant shall abide by all reasonable and non-discriminatory rules made by Landlord's Project contractor or Landlord's Building manager with respect to any matter, within reason, in connection with this Tenant Work Letter, including, without limitation, the construction of the Tenant Improvements; provided that such rules and regulations are consistent with the practices of landlords of Comparable Buildings and are applied in a non-discriminatory manner among the tenants/occupants of the Project.

         4.2.2.1  [Intentionally Omitted]

         4.2.2.3 INDEMNITY. Tenant's indemnity of Landlord and Landlord's indemnity of Tenant as set forth, qualified and conditioned in Section 10.1 of this Lease shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to any act or omission of Tenant or Tenant's Agents or any act or omission of Landlord and Landlord's agents, or anyone directly or indirectly employed by any of them, or in connection with Tenant's or Landlord's (as the case may be) non-payment of any amount required to be paid by such party hereunder and/or Tenant's or Landlord's disapproval of all or any portion of any request for payment (individually or collectively, "INDEMNIFICATION CLAIM").

                                    EXHIBIT D

         4.2.2.4 REQUIREMENTS OF TENANT'S CONTRACTORS. Each of Tenant's Contractors shall guarantee or warrant to Tenant and for the benefit of Landlord that the portion of the Tenant Improvements for which it is responsible shall be free from any defects in workmanship and materials for a period of not less than one (1) year from the date of Substantial Completion of the Tenant Improvements. Each of such Tenant's Contractors performing actual construction work shall be responsible for the replacement or repair, without additional charge, of all work done or furnished in accordance with its contract that shall become defective within one (1) year after the Substantial Completion of the work performed by such Contractor or subcontractors. The correction of such work shall include, without additional charge, all additional expenses and damages incurred in connection with such removal or replacement of all or any part of the Tenant Improvements, and/or the Building and/or Common Areas of the Building that may be damaged or disturbed thereby. All such warranties or guarantees as to materials or workmanship of or with respect to the Tenant Improvements shall be contained in the Contract or subcontract and shall be written such that such guarantees or warranties shall inure to the benefit of both Landlord and Tenant, as their respective interests may appear, and can be directly enforced by either; provided that Landlord shall only enforce such guarantee or warranty if Tenant fails to do so in a reasonable time following notice thereof from Landlord. Tenant covenants to use commercially reasonable efforts to give to Landlord any assignment or other assurances which may be reasonably necessary to effect such right of direct enforcement.

         4.2.2.5  INSURANCE REQUIREMENTS.

                  4.2.2.5.1 GENERAL COVERAGES. All of Tenant's Agents shall carry worker's compensation insurance covering all of their respective employees, and shall also carry public liability insurance, including property damage, all with limits, in form and with companies as are required to be carried by Tenant as set forth in Article 10 of this Lease (provided that the limits of liability to be carried by Tenant's Agents and Contractor, shall be in an amount and with companies which are customary for such respective Tenant's Agents employed by tenants constructing improvements in the buildings comparable to any in the vicinity of the Building), and the policies therefor shall insure Landlord and Tenant, as their interests may appear, as well as the Contractor and subcontractors.

                  4.2.2.5.2 SPECIAL COVERAGES. Tenant or Contractor shall carry "Builder's All Risk" insurance, in an amount not more than the amount of the Contract, covering the construction of the Tenant Improvements, and such other insurance as Landlord may reasonably require, it being understood and agreed that the Tenant Improvements shall be insured by Tenant pursuant to Article 10 of this Lease immediately upon completion thereof. Such insurance shall be in amounts and shall include such extended coverage endorsements as may be reasonably required by Landlord, and are generally required by landlords of Comparable Buildings.

                  4.2.2.5.3 GENERAL TERMS. Certificates for all insurance carried pursuant to this Section 4.2.2.5 shall be delivered to Landlord before the commencement of construction of the Tenant Improvements (or applicable portion thereof) and before the Contractor's equipment is moved onto the Project. All such policies of insurance must contain a provision that the company writing said policy will give Landlord thirty (30) days prior notice of any cancellation or lapse of the effective date or any reduction in the amounts of such insurance.

                                    EXHIBIT D

In the event that the Tenant Improvements are damaged by any cause during the course of the construction thereof, Tenant shall immediately repair the same at Tenant's sole cost and expense. Tenant's Agents shall maintain all of the foregoing insurance coverage in force until the Substantial Completion of the Tenant Improvements, except for any "Products" and "Completed Operation Coverage" insurance required by Landlord, which is to be maintained for the term of the policy period following Substantial Completion of the Tenant Improvements. All such insurance relating to property, except Workers' Compensation, maintained by Tenant's Agents shall preclude subrogation claims by the insurer against anyone insured thereunder. Such insurance shall provide that it is primary insurance as respects Landlord and that any other insurance maintained by Landlord is excess and noncontributing with the insurance required hereunder. The requirements for the foregoing insurance shall not derogate from the provisions for indemnification of Landlord by Tenant under Section 4.2.2.3 of this Tenant Work Letter and Tenant's rights with respect to the waiver of subrogation.

         4.2.3 GOVERNMENTAL COMPLIANCE. The Tenant Improvements shall comply in all respects with the following: (i) applicable building codes and other state, federal, city or quasi-governmental laws, codes, ordinances and regulations, as each may apply according to the rulings of the controlling public official, agent or other person; (ii) applicable standards of the American Insurance Association (formerly, the National Board of Fire Underwriters) and the National Electrical Code; and (iii) building material manufacturer's specifications, but none of the foregoing requirements shall restrict or limit Landlord's obligation to deliver the Base Building to Tenant pursuant to Section 1 of this Tenant Work Letter.

         4.2.4 INSPECTION BY LANDLORD. Landlord shall have the right, upon reasonable notice to Tenant, to inspect the Tenant Improvements at all reasonable times; provided, however, that Landlord's failure to inspect the Tenant Improvements shall in no event constitute a waiver of any of Landlord's rights hereunder nor shall Landlord's inspection of the Tenant Improvements constitute Landlord's approval of the same. In the event that Landlord should discover a Design Problem during an inspection, Landlord shall, as soon as reasonably possible, notify Tenant in writing of such inspection of such disapproval and shall specify in reasonably sufficient detail the items disapproved. Any material defects or deviations in, and/or disapprovals in accordance herewith (because of the existence of a Design Problem) by Landlord of, the Tenant Improvements shall be rectified by Tenant at Tenant's expense and at no additional expense to Landlord, provided however, that in the event Landlord determines that a material defect or deviation exists or reasonably disapproves of any matter in connection with any portion of the Tenant Improvements because of a Design Problem, Landlord may, following notice to Tenant and a reasonable period of time for Tenant to cure (which period shall in no event be less than ten (10) business days), take such action as Landlord deems reasonably necessary to correct the Design Problem, at Tenant's expense, and at no additional expense to Landlord, and without incurring any liability on Landlord's part, to correct any such Design Problem, including, without limitation, causing the cessation of performance of the construction of the Tenant Improvements until such time as the Design Problem is corrected to Landlord's reasonable satisfaction.

         4.2.5 MEETINGS. Commencing upon the execution of this Lease, Tenant shall hold regular meetings at a reasonable time, with the Architect and the Contractor regarding the progress of the preparation of Construction Drawings and the construction of the Tenant Improvements, which meetings shall be held in West Los Angeles or Santa Monica, and

                                    EXHIBIT D

Landlord and/or its agents shall receive prior notice of, and shall have the right to attend, all such meetings, and, upon Landlord's request, certain of Tenant's Agents shall attend such meetings. In addition, minutes shall be taken at all such meetings by a qualified person designated by Tenant and a copy of such minutes shall be promptly delivered to Landlord. Landlord agrees that one (1) such meeting each month during the period of construction shall include a review of Contractor's current request for payment for the Tenant Improvements.

     4.3 NOTICE OF COMPLETION; COPY OF UPDATED APPROVED CONSTRUCTION DRAWINGS. Within ten (10) days after completion of construction of the Tenant Improvements, Tenant shall prepare a Notice of Completion, which Landlord shall promptly execute if factually correct, and Tenant shall cause such Notice of Completion to be recorded in the office of the Recorder of the County of Los Angeles in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, and shall furnish a copy thereof to Landlord upon such recordation. In the event Tenant fails to so record the Notice of Completion as required pursuant to this Section 4.3, then such failure shall not, in and of itself, constitute a default hereunder but Tenant shall indemnify, defend, protect and hold harmless Landlord and the Landlord Parties from any and all loss, cost, damage, expense and liability (including, without limitation, court costs and reasonable attorneys' fees) in connection with such failure by Tenant to so record the Notice of Completion as required hereunder. If Tenant fails to do so, Landlord may execute and file the same on behalf of Tenant as Tenant's agent for such purpose, at Tenant's sole cost and expense. At the conclusion of construction, (i) Tenant shall cause the Contractor (A) to update the Approved Construction Drawings as to the mechanical drawing portion thereof, and to provide field-grade mark-ups of the remaining portion of the Approved Construction Drawings, in all cases only as necessary to reflect all changes made to the Approved Construction Drawings during the course of construction,
(B) to certify to the actual knowledge of Contractor that such updated Approved Construction Drawings are true and correct, which certification shall survive the expiration or termination of this Lease, and (C) to deliver to Landlord two (2) sets of sepias or electronic format of such updated Approved Construction Drawings, together with any permits or similar documents issued by governmental agencies in connection with the construction of the Tenant Improvements, within ninety (90) days following issuance of a certificate of occupancy for the Premises, and (ii) Tenant shall deliver to Landlord a copy of all warranties, guaranties, and operating manuals and information relating to the improvements, equipment, and systems in the Premises in Tenant's possession.

                                    ARTICLE 5
                        DELAY OF LEASE COMMENCEMENT DATE

     5.1 LEASE COMMENCEMENT DATE DELAYS. The Lease Commencement Date shall occur as provided in Section 2.1 of this Lease and Section 5.2 of the Summary, provided that the Lease Commencement Date shall be extended (A) by the number of days of delay of the Substantial Completion of the Tenant Improvements in the Premises to the extent caused by a "Commencement Date Delay," as that term is defined below, but only to the extent that such Commencement Date Delay causes the Substantial Completion of the Tenant Improvements to occur after the end of the Construction Period and (B) until Landlord shall substantially complete the Base Building and has received a temporary or permanent certificate of occupancy for the Building, subject to Tenant Delays. As used herein, the term "COMMENCEMENT DATE DELAY" shall mean only a "Force Majeure Delay" or a "Landlord Caused Delay," as those terms are

                                    EXHIBIT D
defined below in this Section 5.1 of this Tenant Work Letter. As used herein, the term "Force Majeure Delay" shall mean only an actual delay resulting from fire, wind, damage or destruction to the Building, explosion, casualty, flood, hurricane, tornado, the elements, acts of God or the public enemy, strikes, sabotage, war, invasion, insurrection, rebellion, civil unrest, riots, or earthquakes, failure of utilities, inability to secure labor or materials or reasonable substitutions therefor or inability to secure permits and governmental inspections beyond the time period that would normally be required to secure such permits and inspections on an objective basis by any other person or entity constructing improvements comparable to the Tenant's Improvements. As used in this Tenant Work Letter, "LANDLORD CAUSED DELAY" shall mean actual delays to the extent resulting from the (i) failure of Landlord to timely approve or disapprove any Construction Drawings or Change Orders; (ii) material and unreasonable interference by Landlord, its agents or Landlord Parties (except as otherwise allowed under this Tenant Work Letter) with the Substantial Completion of the Tenant Improvements and which objectively preclude or delay the construction of general office use tenant improvements in the Building or any portion thereof, which interference relates to access by Tenant, or Tenant's Agents to the Building or any Building facilities (including loading docks and freight elevators) or service and utilities (including temporary power and parking areas as provided herein) during normal construction hours, or the use thereof during normal construction hours (iii) any delay in the funding of Tenant's Contribution Disbursement by Landlord, (iv) a material breach by Landlord of a provision of this Tenant Work Letter or as specifically provided in Section 6.8, 6.11 or 6.12 of this Tenant Work Letter, (v) Landlord's failure to obtain a temporary or permanent certificate of occupancy for the Building by the Lease Commencement Date and (vi) the failure of Landlord to deliver the Base Building in substantially the condition required on the applicable Initial Delivery Date or applicable Enclosure Delivery Date. Landlord agrees to use commercially reasonable efforts (which Landlord acknowledges may include expending up to $300,000.00) to deliver possession of the Premises to Tenant by the Initial Delivery Dates (in the Initial Delivery Condition) and the Enclosure Delivery Dates (in the Enclosure Delivery Condition) and Landlord agrees to expend such monies as Landlord reasonably determines to be necessary to cause the same to occur. Notwithstanding anything above to the contrary, Landlord acknowledges and agrees that in the event Landlord is unable to deliver possession of the Premises to Tenant by the Initial Delivery Dates (in the Initial Delivery Condition) and/or the Enclosure Delivery Dates (in the Enclosure Delivery Condition) and if Landlord receives any consideration from Landlord's contractors from any liquidated damages (if any) owing to Landlord set forth in Landlord's construction contracts from Landlord's contractors as a result thereof, then Landlord agrees, to the extent that such delay caused the Commencement Date to occur beyond October 31, 2000, to pay to Tenant fifty percent (50%) of any such liquidated damages actually received by Landlord on account of such delay. Upon Landlord's delivery of the Premises to Tenant in the Initial Delivery Condition on the Initial Delivery Date(s), Landlord agrees to use commercially reasonable efforts to complete the remainder of the Base Building. Upon Landlord's delivery of the Expansion Space to Tenant in the Initial Delivery Condition on the Initial Delivery Date(s), Landlord agrees to use commercially reasonable efforts to complete the remainder of the base building for the Expansion Space.

     5.2 DETERMINATION OF LEASE COMMENCEMENT DATE DELAY. If Tenant contends that a Landlord Caused Delay has occurred, Tenant shall notify Landlord in writing of the event which constitutes such Landlord Caused Delay. If such actions, inaction or circumstance described in

                                    EXHIBIT D
the notice (the "DELAY NOTICE") are not cured by Landlord within one (1) business day of Landlord's receipt of the Delay Notice and if such action, inaction or circumstance otherwise qualify as a Landlord Caused Delay, then a Landlord Caused Delay shall be deemed to have occurred commencing as of the date of Landlord's receipt of the Delay Notice and ending as of the date such delay ends.

     5.3 DEFINITION OF SUBSTANTIAL COMPLETION OF THE TENANT IMPROVEMENTS. For purposes of this Section 5, "SUBSTANTIAL COMPLETION" of the Tenant Improvements shall mean the issuance of a temporary certificate of occupancy for the Premises and completion of construction of the Tenant Improvements in the Premises pursuant to the Approved Construction Drawings, including any furniture, fixtures, work stations, built-in furniture or equipment necessary to obtain a temporary certificate of occupancy, with the exception of any punch list items, any furniture, fixtures, work stations, built-in furniture or equipment not required to obtain a temporary certificate of occupancy (even if the same requires installation or electrification by Tenant's Agents) and any tenant improvement finish items and materials which are selected by Tenant but which are not available within a reasonable time (given the Lease Commencement Date).

                                    ARTICLE 6
                                  MISCELLANEOUS

     6.1 TENANT'S REPRESENTATIVE. Tenant has designated Tony Mason and Lisa Turco as its sole representatives with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Landlord, shall have full authority and responsibility to act on behalf of the Tenant as required in this Tenant Work Letter.

     6.2 LANDLORD'S REPRESENTATIVE. Landlord has designated Michael Branigan as its sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Tenant Work Letter.

     6.3 TIME OF THE ESSENCE IN THIS TENANT WORK LETTER. Unless otherwise indicated, all references in this Tenant Work Letter to a "NUMBER OF DAYS" shall mean and refer to calendar days. If any item requiring approval is timely disapproved by Landlord, the procedure for preparation of the document and approval thereof shall be repeated until the document is approved by Landlord.

     6.4 TENANT'S LEASE DEFAULT. Notwithstanding any terms and conditions to the contrary contained in this Lease, if a Default as described in Article 19 of this Lease or a material default by Tenant under this Tenant Work Letter beyond the applicable notice and cure period set forth in Article 19 of the Lease has occurred at any time on or before the Substantial Completion of the Tenant Improvements, then (i) in addition to all other rights and remedies granted to Landlord pursuant to the Lease, Landlord shall have the right to withhold disbursement of all or any portion of Tenant's Contribution and/or Landlord may cause Contractor to cease the construction of the Tenant Improvements (in which case, Tenant shall be responsible for any delay in the Substantial Completion of the Tenant Improvements caused by such work stoppage), and (ii) all other obligations of Landlord under the terms and conditions of this Tenant Work

                                    EXHIBIT D

Letter shall be suspended until such time as such Default is cured pursuant to the terms and conditions of the Lease (in which case, Tenant shall be responsible for any delay in the Substantial Completion of the Tenant Improvements caused by such inaction by Landlord),provided, however, that notwithstanding any other provisions of this Lease, if a Default by Tenant is cured, forgiven or waived, Landlord's suspended obligations shall be fully reinstated and resumed, effective immediately.

     6.5 BONDING. Notwithstanding anything to the contrary set forth in this Lease, Tenant shall not be required to obtain or provide any completion or performance bond in connection with any Tenant Improvement work performed by or on behalf of Tenant.

     6.6 NO MISCELLANEOUS CHARGES. Neither Tenant nor Tenant's Agents shall be charged for the use of parking (subject, however, to commercially reasonable availability), electricity, water, security, toilet facilities, HVAC (during Building Hours, except Holidays), loading docks and/or the freight elevator during the construction of the Tenant Improvements and Tenant's move into the Premises prior to the Lease Commencement Date. Subject to terms of this Tenant Work Letter, the foregoing items (including reasonable parking accommodations (with key cards)) shall be made reasonably available (to the extent reasonably available) to the Contractor and the subcontractors during the construction period. In addition, the HVAC systems for the Premises shall be run during Building Hours (except Holidays) when Tenant is moving into the Premises.

     6.7 CLEAN-UP EXPENSES. Landlord shall clean the Premises prior to delivering the Premises to Tenant for the commencement of the construction of the Tenant Improvements, including removal of all rubbish and debris. The costs of any cleaning to be provided by Landlord pursuant to this Section 6.7 shall not be included in Operating Expenses for the Building.

     6.8 CODES. In the event that the Base Building does not comply with Code as required by, and subject to, the terms of Section 1 of this Tenant Work Letter, and therefore Tenant incurs increased design or construction costs that it would not have incurred but for such non-compliance with Code, then such costs shall be reimbursed by Landlord to Tenant within ten (10) business days after receipt by Landlord from Tenant of a reasonably particularized invoice documenting and evidencing such increased costs and any delays encountered by Tenant in the design or construction of the Tenant Improvements as a result of such non-compliance shall be subject to Section
5.1 above of this Tenant Work Letter in order to determine if such delay is a Landlord Caused Delay.

     6.9 MOVE-IN PRIORITY. Provided that Tenant has provided Landlord with at least two (2) weeks' prior written notice of Tenant's move into the Building, Tenant shall have the exclusive right to use the passenger and freight elevators during the weekend that it moves into the Building, but only to the extent such exclusive use is necessary for Tenant to complete its move into the Building over one (1) weekend in an orderly and efficient manner.

     6.10 STAGING AREA. During the period prior to the Lease Commencement Date, Tenant shall have the right, without the obligation to pay Rent, to use empty space (if any is available in Landlord's sole and absolute discretion) in the Project designated by Landlord for the purposes of

                                    EXHIBIT D
storing and staging its furniture and equipment only. With respect to this free storage space (if any), Tenant shall be responsible for providing all insurance and for providing any necessary fencing or other protective facilities. Tenant shall hold Landlord harmless and shall indemnify Landlord from and against any and all loss, liability or cost arising out of or in connection with use of such storage space by Tenant. Tenant hall be obligated to remove all of the stored materials and its fencing and other facilities within thirty (30) days after Tenant's receipt of written notice from Landlord stating that such staging area is needed by Landlord for construction of another tenant's premises in which event comparable space, to the extent such space is available, shall be made available to Tenant as a substitute staging area.

     6.11 HAZARDOUS MATERIALS COSTS. Landlord agrees to bear any increased costs in the design or construction of the Tenant Improvements directly resulting from any Hazardous Materials in the Project (provided such Hazardous Materials are not introduced by Tenant) and shall reimburse to Tenant, any additional, actual, documented and reasonable hard costs incurred by Tenant as a result of the presence of Hazardous Materials in the Project (provided such Hazardous Materials are not introduced by Tenant) prior to the date Tenant constructs the Tenant Improvements and any delays encountered by Tenant in the design or Substantial Completion of the Tenant Improvements as a result of the presence of such Hazardous Materials shall be subject to
Section 5.1 above in this Tenant Work Letter in order to determine if any such delays constitute a Landlord Caused Delay.

     6.12 EXPENSES DUE TO ERROR. If Tenant incurs increased design or construction expenses because the Base Building as built is not materially in compliance with the Base Building Plans, then Landlord shall bear any increased costs in the design and construction of the Tenant Improvements resulting therefrom and any delays encountered by Tenant in the design or construction of the Tenant Improvement or a result thereof shall be subject to Section 5.1 above of this Tenant Work Letter in order to determine if any such delays constitute a Landlord Caused Delay.

     6.13 MISCELLANEOUS. Landlord shall provide Tenant with adequate space next to the Building at a mutually agreeable location (but as close as reasonably possible to the freight elevators) for the placement of a commercially reasonable sized construction trailer. Landlord's Contractor shall coordinate with contractor regarding the timing of installation of any ground level hardscape work so as not to cut off access to either Tenant's access to the freight elevator or Tenant's work on the ground floor.

     6.14 HVAC CONDENSER ROOFTOP SPACE. In connection with Tenant's installation of the Tenant HVAC System (described in Section 6.4 of the Lease), Landlord acknowledges and agrees that Landlord shall use commercially reasonable efforts to provide Tenant with space on the roof the Building (including the roof of the Phase II Building (to the extent Tenant leases the Expansion Space)), for the installation of HVAC condenser units pertaining to the Tenant HVAC System; provided, however, that: (i) the exact location of any such space shall be designated by Landlord in Landlord's reasonable discretion, (ii) all plans and specifications pertaining to the installation of such HVAC condenser units shall be subject to Landlord's reasonable approval in accordance with the Lease, (iii) the installation, replacement, repair, removal, operation and maintenance of any such HVAC condenser use shall be at Tenant's sole cost and expense and subject to all Applicable Laws, rules and regulations, (iv) Landlord shall not have any

                                    EXHIBIT D
obligations with respect to the HVAC condenser units, (v) Tenant shall be solely responsible for any damage to the Building and/or the Project as a result of the existence of HVAC condenser units, (vi) Tenant, at Tenant's sole cost and expense, shall retain Landlord's designated roofing contractor and structural engineer (each of which shall be reasonably competitively priced) with respect to the making of, at Tenant's sole cost and expense, any necessary penetrations (if any) and associated repairs to the roof and any necessary structural modifications (if any), in each event in connection with the installation of such HVAC condenser units, (vii) Landlord shall have the right to relocate the HVAC condenser units to another location on the roof of the Building (provided that any such relocation shall be at Landlord's cost and shall not materially impair the utility or operation of such HVAC condenser units), and (viii) Tenant, at Tenant's sole cost and expense, shall screen from view such HVAC condenser units in a manner reasonably satisfactory to Landlord. Tenant acknowledges and agrees that Tenant's rights to install such HVAC condenser units shall otherwise be subject to all the other terms and provisions of the Lease including, but not limited to, Tenant's indemnification and insurance obligations pertaining to such Building rooftop space as would be applicable to the Premises.

                                    EXHIBIT D

                             SCHEDULE 1 TO EXHIBIT D

                               THE SPECIFICATIONS

         1.       PARTITIONS

                  1.1      Standard Demising

                  3-5/8" metal studs, 20 gauge, 24" on center, erected from slab to underside of structure above. One layer of 5/8" gypsum board on each side taped and sanded smooth for paint. Fiberglass batt insulation full height of partition. Where return air openings are required in plenum, install approximately sized sound boots. Provide backing equal to Lowry's box pads at all electrical boxes in partition.

                  1.2      Standard Corridor

                  3-5/8" metal studs, 25 gauge, 24" on center, erected deck to deck with one layer of fire code 5/8" gypsum board each side (to corridor "lid"), taped and sanded smooth for paint, with acoustic insulation within the wall cavity from finish floor to the corridor "lid."

                  1.3      Standard Interior

                           3-5/8" or 2-1/2" metal studs, 25 gauge, 24" on center from slab to 12" above suspended ceiling (9' - 6'), with alternating 45 DEG. bracing above ceiling at 4"-0" on center. One layer of 5/8" gypsum board on each side, taped and sanded smooth for painting.

         2.       DOORS, FRAMES AND HARDWARE.

                  2.1      Standard Entry/Corridor

                           2.1.1    Door

                                    3' - 5/8" (6' - 0") x 8'0", 20-minute-rated,
                                    solid core door. Door finish to be plastic laminate-Color to be selected by WDG.

                           2.1.2    Frame

                                    3' - 5/8" (or 6' - 0") x 8'0". Alumax Eagle
                                    Series, Brushed Aluminum.

                           2.1.3    Hardware

                                            Schlage "L" Series:  L9050P x 93A.
                                            Finish 630 Hardware Finish #630
                                            Satin Chrome.
                                    (2)     Hinges:  BB700, 4.5 x 4.0, Hager.
                                            Finish:  630
                                    (1)     Closer:  LCN 4041.  Finish:  LBRNZ -
                                            To match #630

                                    (1)     Some Stop:  Trimco W1276.  Finish
                                            630
                                    (1)     Threshold:  Pemko 171B.  Finish 630

                                    Add for paired entry:

                                    (1)     Auto flush bolts:  DCI 942NH.
                                            Finish 630
                                    (1)     Corrdinator:  DCI 672.  Finish 630
                                    (1)     Closer:  LCN 4041.  Finish To match
                                            #630
                                    (1)     Astragal.  Pemko 355BGDV

                  2.2      Standard Interior

                           2.2.1    Door

                                    3' - 0" (6' - 0") x 8'0", 20-minute-rated,
                                    solid core door. Door Finish - Plastic
                                    Laminate. Color to be selected by WDG.

                           2.2.2    Frame

                                    3' - 0" (or 6'-0") x 8'0".  Alumax Eagle
                                    Series, 20-minute-rated.  Brushed Aluminum.

                           2.2.3    Hardware

                                            Schlage "L" Series:  L9050P x 93A
                                            (8' - 10") ht. Finish 630

                                    (2)     Hinges:  BB700, 4.5 x 4.0, Hager.
                                            Finish:  630
                                    (1)     Closer:  LCN 4041.  Finish:  To
                                            match #630
                                    (1)     Some Stop:  Trimco W1276.  Finish To
                                            match #630
                                    (1)     Threshold:  Pemko 171B.  Finish 611

                                    Add for paired entry:

                                    (1)     Auto flush bolts:  DCI 942NH.
                                            Finish 630
                                    (1)     Corrdinator:  DCI 672.  Finish 630
                                    (1)     Closer:  LCN 4041.  Finish To match
                                            #630
                                    (1)     Astragal.  Pemko 355BGDV

         3.       WINDOW COVERINGS.

                  Levolor - Horizontal blinds - 1" perforated "Sheer View Riviera" - Color Anodized Aluminum

         4.       CEILING.

                  24" x 24" suspension system (as manufactured by Donn Products, model "Fineline" with white rails and reveals) with non-rated 3/4" thick x 24" square mineral fiber acoustic ceiling tile (as manufactured by Celotex, model Cashmere).

         5.       WALL FINISH PAINT.

                  Paint gypsum board wall with one coat prime plus two coat finish flat latex paint in colors from a standard chart (to be selected).

         6.       FLOOR COVERING.

                  6.1      Standard Carpet

                           Dense cut pile carpet stretched over pad (3/8" Nova) from colors from a standard chart as manufactured by Bentley or approved equal (to be selected).

                  6.2      Standard VCT

                           Vinyl Tile Flooring (12" x 12 - 1/8") with glue down installation from a standard color chart (as manufactured by Armstrong, Premium Execelon or approved equal).

         7.       ELECTRICAL.

                  7.1      Fluorescent Light Fixture

                           7.1.1    Standard 2' x 4' Fluorescent

                                    2' x 4': Recessed parabolic 2' x 4', with 18 cell louvers (3" deep, semi-specular, low iridescent) 3 lamps, heat removal slots, 277 volt electronic. 3 lamp ballasts shall be provided in spaces controlled by occupancy sensors, dual ballasts shall be provided in spaces with double switch. Fixtures shall be tandem wired (master/slave). Lamps shall be T-8, 32 watt, energy saving, 3500 DEG. k, type SP-35.

                                    Alternate 2' X 2' Fluorescent

                                    2' x 2': Recessed parabolic 2' x 2', with 3" deep, 9 cell, semi-specular, low iridescent louver, 2 lamps, heat removal slots, 277 volt electronic ballasts. Lamps shall be T-8, 32 watt, energy saving, 3500 DEG. k, type SP-35. Columbia catalog no. P422-23246-SG-LD-33-6-EB8277

                                    Alternate Light Fixture - indirect lighting as selected by WDG.

                                    Alternate Lamp - 3000 k or 4100 k for
                                    Fluorescent lighting.

                           7.1.2    Switch

                                    Rocker switch type, specification grade, color white, 20 ampere, 277 volt, rated for full capacity on incandescent and fluorescent loads, with matching cover plate.

                                    Single pole: Leviton catalog no 5621-W

                                    Double pole: Leviton catalog no. 5622-W

                                    3-Way:  Leviton catalog no. 5623-W
                                    4-Way:  Leviton catalog no. 5624-W

                           7.1.3    Occupancy Sensor

                                    Passive infrared wall mount motion detector and ultrasonic ceiling mounted, solid-state, with "sensitivity" and "time delay" controls, manual override, and uniform coverage, 277 volt. Provide switch packs, as required, and wall switches for ceiling mounted sensors. Color: White.

                                    Wall (250 s.f. and under): Watt Stopper
                                    catalog no. WS-277
                                    Ceiling: Watt Stopper catalog no. W-2000A
                                    Ceiling: hallway: Watt Stopper catalog no.
                                    W-2000H

                           7.1.4    Receptacle

                                    Decora type, duplex, specification grade, color white, 125 volt, 2 pole, 3 wire grounding type, NEMA 5-15, with matching cover plate. Use 20 ampere receptacle when supplied by a separate circuit.
                                    15 ampere: Leviton catalog no. 16252-W
                                    20 ampere: Leviton catalog no. 16352-W

                  7.2      Standard Life Safety Speaker/Strobe

                           7.2.1    Horn/Strobe

                           7.2.2    Smoke Detector

                                    Ceiling mounted, ionization type, with
                                    addressable base. Provide auxiliary relay where required. C.S.F.M. no. 7272-0028:171 Notifier catalog no. CPX-751

                  7.3      Standard Exit Sign

                           7.3.1    Exit Sign

                                    LED edge lit exit sign with green letters on white background, recessed ceiling mounted, with white housing, dual circuit, 277 volt, fused, with directional arrows as noted on the plans.

                                    Single Face: Prescolite catalog no. LERRT6
                                    277/277
                                    Double Face: Prescolite catalog no. LERR6
                                    277/277

                           7.3.2    Low Level Exit Sign

                                    Self-luminous exit sign with white letters on a green background, surface mounted, with polycarbonate cover, beveled aluminum frame and tamper resistant screws. Permex catalog no P160-12-RVC

                                    Alternate - other colors (other than red letters on white background) as selected by WDG.

                  7.4      Modular Wiring System

                           Modular wiring system, as manufactured by AFC, Relocar Walker or approved equal shall be used for all tenant wiring.

                           Alternate - EMT and wire for standard construction.

         8.       TELEPHONE

                  Standard wall telephone outlet including conduit (3/4" homerun), outlet box and white cover plate (as manufactured by Leviton, model 40649-W, coverplate 80401-W).

         9.       HVAC SYSTEMS

                  9.1      Standard Zone

                           Single inlet zone VAV box (as manufactured by Krueger, series LMHS #66 from duct loops on floor, lined plenum, insulated flex ducts, krueter direct drive actuators, pressure independent controllers, room thermostats (DDC Controls), and electric reheat, installation complete in the following standard sizes as required:


                                              SIZE                                      MAXIMUM CFM
                                               5"                                           230
                                               6"                                           520
                                               8"                                           925


                                     -23-



                                              10"                                           1100
                                              12"                                           1700
                                              14"                                           2400
                                              16"                                           3700


                  9.2      Standard Diffuser, Low Pressure Duct, Etc.

                           Air distribution from zone boxes to rooms shall include one 2' x 2' perforated face diffuser (as manufactured by Krueger, model 6500F23), with associated low pressure ductwork, insulation, balancing dampers, low pressure flex connection to diffuser with balancing and installation complete.

         10.      FIRE SPRINKLERS

                  Royal Flush sprinkler head (as manufactured by Central Sprinkler Company, Model GB4 recessed designer glass bulb sprinkler with stain chrome sprinkler and escutcheon, 1/2 inch orifice, and 135 degrees Fahrenheit temperature rating).

                             SCHEDULE 2 TO EXHIBIT D

                       DESCRIPTION OF BASE BUILDING PLANS

The Base Building, defined by HKS Architects Construction Documents including the Project Manual dated August 4, 1999 as attached.

                                   EXHIBIT E

                      FORM OF TENANT'S ESTOPPEL CERTIFICATE

         The undersigned as Tenant under that certain Office Lease (the "Lease") made and entered into as of __________, 199__ by and between _____________________________ as Landlord, and the undersigned as Tenant, for Premises on the __________ floor(s) of the office building located at ______________________, Los Angeles, California ___________, certifies as follows:

         1. Attached hereto as Exhibit A is a true and correct copy of the Lease and all amendments and modifications thereto. The documents contained in Exhibit A represent the entire agreement between the parties as to the Premises.

         2. The undersigned currently occupies the Premises described in the Lease.

         3. The Lease Term commenced on _________, and the Lease Term expires on
____________.

         4. Base Rent became payable on _________________.

         5. The Lease is in full force and effect and has not been modified, supplemented or amended in any way except as provided in Exhibit A.

         6. Tenant has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreements with respect thereto except as follows:







         7. All monthly installments of Base Rent, all Additional Rent and all monthly installments of estimated Additional Rent have been paid when due through ______________. The current monthly installment of Base Rent is $_________.

         8. To Tenant's actual knowledge, all conditions of the Lease to be performed by Landlord necessary to the enforceability of the Lease have been satisfied and Landlord is not in default thereunder.

         9. The current stated amount of the Security L-C is $______, the current amount of Security L-C Deposit is $______, the current amount of the Additional Security L-C (if any), the current stated amount of the Additional Promissory Note L-C (if any) is $______ and the current amount of the Additional Security L-C Deposit (if any) is $______.

         10. No rental has been paid more than thirty (30) days in advance and no security has been deposited with Landlord except as provided in the Lease.

         11. To Tenant's actual knowledge, as of the date hereof, there are no existing defenses or offsets that the undersigned has against Landlord nor have any events occurred that with the passage of time or the giving of notice, or both, would constitute a default on the part of Landlord under the Lease.

         12. The undersigned acknowledges that this Estoppel Certificate may be delivered to Landlord or to a prospective mortgagee, or a prospective purchaser, and acknowledges that said prospective mortgagee or prospective purchaser will be relying upon the statements contained herein in making the loan or acquiring the property of which the Premises are a part and that receipt by it of this certificate is a condition of making of such loan or acquisition of such property.

         13. If Tenant is a corporation or partnership, each individual executing this Estoppel Certificate on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in California and that Tenant has full right and authority to execute and deliver this Estoppel Certificate.

         Executed at __________________ on the ____ day of _________, 19__.

                                           "Tenant":
                                                    ----------------------------
                                           a
                                             -----------------------------------

                                           By:
                                                --------------------------------
                                                Its:
                                                     ---------------------------

                                           By:
                                                --------------------------------
                                                Its:
                                                     ---------------------------

                                    EXHIBIT F

                        FORM OF SPECIAL POWER OF ATTORNEY

STATE OF CALIFORNIA                         )
                                            )  ss.

COUNTY OF LOS ANGELES)

         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, eToys Inc., a Delaware corporation (the "COMPANY"), does hereby make, constitute and appoint Kilroy Realty, L.P., a Delaware limited partnership ("KILROY") its true and lawful special attorney-in-fact for it and in its name, place and stead, and for its use and benefit, for the purpose of establishing on its behalf one or more accounts (hereafter the "BANK ACCOUNTS") at one or more banks or other financial institutions and to execute all documents and instruments required in connection with (i) the establishment and maintenance of the Pledged Account(s) referenced in Article 21 of that certain Office Lease dated as of December 14, 1999, by and between the Company and Kilroy including the execution and filing of any UCC-1 related to such Bank Account, the execution of the Notice of Security Interest in Deposit Account attached as Exhibit A to Exhibit K to the Lease, and the execution of the "Pledge and Security Agreement" attached as Exhibit K to the Lease, and (ii) any other business of the Company regarding the Bank Accounts, including, but not limited to, the execution of signature cards.

         THE UNDERSIGNED gives and grants to its special attorney-in-fact full power and authority to do and perform all and every act enumerated herein and things requisite or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as it might or could do if personally present, hereby ratifying and confirming all that its special attorney-in-fact shall lawfully do or cause to be done by virtue of the authority granted herein.

         While this instrument is to be construed and interpreted as a special power of attorney, it is not to be construed or interpreted as limited or restricting the special powers granted herein to the special attorney-in-fact.

         The rights, powers and authority of the special attorney-in-fact to exercise any and all of the rights and powers herein granted shall commence and be in full force and effect immediately and shall terminate on the Lease Expiration Date, or such later date as such Pledged Account(s) remain in existence.

         IN WITNESS WHEREOF, I have here unto set my hand this ____ day of December, 1999.

                                   eTOYS INC.,

                                   a Delaware corporation

                                   By:
                                       -----------------------------------------
                                      Its:
                                           -------------------------------------

                                   By:
                                       -----------------------------------------
                                      Its:
                                           -------------------------------------

STATE OF                 )
                         )  ss.

COUNTY OF LOS ANGELES)

         On ________________________, before me, ________________________, a
Notary Public in and for said state, personally appeared ____________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

                                   WITNESS my hand and official seal.

                                   ---------------------------------------------
                                   Notary Public in and for said State

STATE OF                 )
                         )  ss.

COUNTY OF LOS ANGELES)

         On ________________________, before me, ________________________, a
Notary Public in and for said state, personally appeared ____________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

                                   WITNESS my hand and official seal.

                                   ---------------------------------------------
                                   Notary Public in and for said State

                                    EXHIBIT G

                       FORM OF TELECOMMUNICATION AGREEMENT

         This Telecommunication Agreement (this "AGREEMENT") is entered into as of __________ by and between Kilroy Realty, L.P., a Delaware limited partnership ("LANDLORD"), and eToys Inc., a Delaware corporation ("TENANT").

                                R E C I T A L S :

         This Agreement is made with regard to the following facts:

         A. Landlord and Tenant entered into that certain Office Lease dated __________ (the "LEASE"), under which Tenant leases approximately _________ rentable square feet of office space commonly known as Suite _____ (the "PREMISES") in that certain office building located at ________________________, California (the "BUILDING").

         B. In connection with the Lease, Tenant desires to use an additional area located on the roof area of the Building for the purpose of constructing, installing, operating, repairing, replacing (subject to Section 3 of this Agreement) and maintaining a [INSERT APPROPRIATE EQUIPMENT] microwave, radio, satellite and other telecommunications equipment as set forth on Schedule 1, attached hereto (individually, a "TRANSMISSION DEVICE", and collectively, the "TRANSMISSION DEVICES"), and an additional area within the Building's riser system for the telecommunications conduits, devices, fiber optics and electrical, coaxial, and other connections (collectively, the "CONNECTIONS") necessary to connect the Transmission Devices to the Premises. The Transmission Devices and Connections are sometimes referred to in this Agreement collectively as the "TELECOMMUNICATION DEVICES". Landlord has agreed to permit Tenant to use those areas and to construct, install, operate, repair, replace, and maintain the Telecommunication Devices at Tenant's sole cost and expense.

                               A G R E E M E N T :

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

         1.       LICENSE OF TRANSMISSION DEVICES AREA.

                  1.1 DESIGNATION NOTICE; TRANSMISSION DEVICES AREA. On thirty
(30) days prior notice from Tenant to Landlord (the "DESIGNATION NOTICE"), Landlord shall designate areas on the roof of the Building (the "ROOF LOCATION") that Tenant may use for the purpose of constructing, installing, operating, repairing, replacing (subject to Section 3 of this Agreement) and maintaining the Transmission Devices (collectively, the "TRANSMISSION DEVICES AREA").

For purposes of this Agreement, the Building riser system as used by Tenant for the Connections shall also be referred to as a part of the Transmission Devices Area.

                  1.2 NOTICE OF EXERCISE. Tenant may exercise its right to use that Transmission Devices Area by written notice delivered to Landlord (the "NOTICE OF EXERCISE") at any time after the delivery of the Designation Notice. The terms of this Agreement shall be effective upon the date of this Agreement and shall continue in effect until the expiration or earlier termination of this Agreement as set forth in Section 1.3, below, or the failure of Tenant to timely deliver a Notice of Exercise.

                  1.3 LICENSE TO USE THE TRANSMISSION DEVICES AREA; EXCLUSIVE USE. Five (5) business days following the delivery of the Notice of Exercise, Tenant's license to use the Transmission Devices Area to construct, install, operate, repair, replace (subject to Section 3 of this Agreement) and maintain the Telecommunication Devices shall commence and shall continue until the earlier of (i) the expiration or earlier termination of the Lease,
(ii) any termination of this Agreement required by law, governmental authority or quasi-governmental authority, or (iii) the effective date set forth in a written notice from Tenant to Landlord electing to terminate this Agreement. Subject to the rights of Landlord to maintain, operate and repair the Building, Tenant shall have the exclusive right to use the Roof Location. Landlord shall, upon reasonable prior Notice to Tenant, have the right to use, and to grant to third parties the right to use, the Building riser system, and portions of the roof of the Building, other than the Roof Location so long as any such use of the other portions of the roof shall not unreasonably interfere with Tenant's Telecommunication Devices.

                  1.4 ACCESS TO TELECOMMUNICATION DEVICES. During the term of this Agreement, Tenant, its agents, employees and contractors, will have the right of access to the Transmission Devices, the Transmission Devices Area, and the Connections, upon at least two (2) business days' prior written notice to Landlord, or any shorter time period as Landlord may allow. In the event that the Connections are only accessible through space in the Building leased to other tenants, Tenant may access such Connections only (i) after giving Landlord at least three (3) business days' prior written notice, (ii) if such access is reasonably necessary, and (iii) if accompanied by an agent of Landlord. In the event of an emergency, Tenant shall notify Landlord of such emergency and, thereafter, Landlord shall use its commercially reasonable efforts to respond more quickly than as set forth in this Section
1.4 to the access needs of Tenant.

                  1.5 OWNERSHIP AND REMOVAL OF TELECOMMUNICATION DEVICES. The Telecommunication Devices shall at all times remain the property of Tenant. Tenant shall have the right to remove the Telecommunication Devices, or any part thereof, at any reasonable time upon at least thirty (30) days' prior written notice to Landlord; provided that in the event of an emergency, Landlord shall use its commercially reasonable efforts to allow Tenant to remove such Telecommunication Devices upon less notice. On or before the expiration or earlier termination of this Agreement, Tenant will remove, at its own cost and expense, the Telecommunication Devices and all related facilities in the Transmission Devices Area (specifically including, but not limited to, (i) any fencing and barriers securing the Telecommunication Devices, and (ii) any Connections installed by or on behalf of Tenant in the Building riser system), and return the Transmission Devices Area (specifically including, but not limited to, the Building riser system) to its condition existing prior to Tenant's installation of the

Telecommunication Devices. If Tenant fails to complete such removal or fails to repair any damage caused by such removal within ten (10) days after the expiration or sooner termination of the Lease, Landlord may complete such removal and repair such damage and charge the cost thereof to Tenant, which amounts shall be payable by Tenant within thirty (30) days after Notice thereof from Landlord to Tenant.

         2. COSTS. Tenant shall not be obligated to pay any rent for the Roof Location and Transmission Devised Area; provide, however, that Tenant shall pay, as additional Rent, all costs incurred by Landlord or Tenant for Tenant's use of Building utilities in connection with the Telecommunication Device (including the cost of any separate metering requested by Landlord to the extent applicable), including, without limitation, any electricity, water, gas, or heating, ventilation or air conditioning (if any). In addition, Tenant shall directly pay for all costs in connection with the construction, installation, operation, maintenance, repair, replacement, and insurance of the Telecommunication Devices, Roof Location and the Transmission Devices Area.

         3. INSTALLATION, MAINTENANCE AND OPERATION OF TELECOMMUNICATION
DEVICES.

                  3.1 APPROVALS AND PERMITS. During the term of this Agreement and subject to the terms of Section 3.2, below, Tenant may install and operate the Telecommunication Devices in the Transmission Devices Area, in the particular locations as indicated on Schedule 2 for the particular Telecommunication Devices, provided that: (a) Tenant has obtained Landlord's prior written approval, which approval shall be in Landlord's reasonable discretion, of the plans and specifications for the Telecommunication Devices and all working drawings for the installation of the Telecommunication Devices, (b) Tenant has obtained all required permits and governmental or quasi-governmental approvals (including satisfying any applicable Federal Communications Commission and Federal Aviation Administration requirements) to install and operate the Telecommunication Devices, and (c) Tenant complies with all applicable governmental and quasi-governmental laws, regulations and building codes in connection with the Transmission Devices Area and the Telecommunication Devices. Landlord shall have the right to reasonably condition its approval of any Telecommunication Devices proposed to be installed by Tenant on Tenant, among other things, erecting fencing or other barriers to secure such devices. With regard to Tenant obtaining all required permits and approvals set forth in Section 3.1(b) above, Landlord shall reasonably cooperate, at Tenant's sole cost, with Tenant; provided, however, that Landlord shall not be responsible for any such approvals. Once Landlord has given its requisite approval, Tenant may not materially alter or modify the working drawings, or the actual installation of the Telecommunication Devices without Landlord's prior written consent, which consent shall be granted or withheld in Landlord's reasonable discretion.

                  3.2 COMPATIBILITY WITH BUILDING SYSTEMS AND OPERATIONS. All Telecommunication Devices shall be compatible with the Building systems and equipment and shall not impair window washing or the use of chiller units, the cooling tower, the emergency generator, elevators, machine rooms, helipads, ventilation shafts, if any, or any other parts of the Building. If the installation, maintenance, repair, operation or removal of the Telecommunication Devices require any changes or modifications to any structural systems or components of the Building or any of the Building's systems or equipment, Landlord shall have the right to either (i) perform such changes or modifications and Tenant shall pay for the actual costs thereof (without overhead or profit) within thirty (30) days after Notice thereof from Landlord to Tenant or (ii) require Tenant to perform such changes or modifications at Tenant's sole cost and expense. If required by Landlord, in its reasonable discretion, or any governmental agency or authority, Tenant shall fully enclose the Transmission Devices Area with suitable fencing or other required enclosures, subject to the terms of
Section 3.1, above. Landlord shall have the right to post notices of non-responsibility in connection with any work performed by Tenant or its agents or contractors in connection with this Agreement. The terms and conditions of Article 9 of the Lease shall specifically be applicable in connection with any work performed by Tenant or its agents or contractors in connection with the Telecommunication Devices or this Agreement.

         4. USE OF TRANSMISSION DEVICES AREA. Tenant shall have the right to use the Building electricity, water, gas and heating, ventilation and air conditioning located on the roof of the Building for the operation of the Telecommunication Devices. Tenant will not store any materials in the Transmission Devices Area. Tenant will use the Transmission Devices Area solely for the Telecommunication Devices and not for any other purpose. Landlord and its agents may enter and inspect the Transmission Devices Area at any time. Concurrently with Tenant's installation of any locks for the Transmission Devices Area, Tenant will deliver to Landlord a key for any such lock. Tenant will not materially interfere with the mechanical, electrical, heating, ventilation and air conditioning, or plumbing systems of the Building or the operation, reception, or transmission of any other satellite, microwave, or other broadcasting or receiving devices that are, or will be, located on the roof of, or in, the Building and or the Project.

         5. INDEMNIFICATION AND INSURANCE. Tenant agrees and acknowledges that it shall use the Transmission Devices Area at its sole risk, and, expect to the extent caused by Landlord's negligence or willful misconduct (unless the same is otherwise covered by insurance required to be maintained by Tenant under the Lease), Tenant absolves and fully releases Landlord and the "Landlord Parties," as that term is defined in Section 10 of the Lease, from
(i) any and all cost, loss, damage, expense, liability, and cause of action, whether foreseeable or not, arising from any cause, that Tenant may suffer to its personal property located in the Transmission Devices Area, or (ii) that Tenant or Tenant's officers, agents, employees, or independent contractors Landlord or the Landlord Parties may suffer as a direct or indirect consequence of Tenant's use of the Transmission Devices Area, the Telecommunication Devices or access areas to the Transmission Devices Area, or (iii) any other cost, loss, damage, expense, liability, or cause of action arising from or related to this Agreement. In addition, Tenant agrees to indemnify, defend, protect, and hold Landlord and the Landlord Parties harmless from and against any loss, cost, damage, liability, expense, claim, action or cause of action of any third party (including, but not limited to, reasonable attorneys' fees and costs), whether foreseeable or not, resulting as a direct or indirect consequence of Tenant's use of the Transmission Devices Area, the Telecommunication Devices or access areas to the Transmission Devices Area, except when such cost, loss, damage, expense, or liability is due to the negligence or willful misconduct of Landlord (unless the same is otherwise covered by insurance required to be maintained by Tenant under the Lease). In addition, Tenant will procure and maintain, at Tenant's sole expense, insurance in connection with the Transmission Devices Area, the Telecommunication Devices and the obligations assumed by Tenant under this Agreement, in the same amounts and with the same types of coverage as required to be procured by Tenant under the Lease.

         6. DEFAULTS. If Tenant fails to cure the breach of any of the covenants set forth in this Agreement within ten (10) days following notice from Landlord, Landlord shall have the right to terminate this Agreement upon written notice to Tenant. In addition, at the option of Landlord, breach of any of the covenants under this Agreement by Tenant will also constitute a default by Tenant under the Lease, and a default by Tenant under the Lease will also constitute a default by Tenant under this Agreement (in which event Landlord may terminate this Agreement upon notice to Tenant).

         7. NOTICES. Any notice required or permitted to be given under this Agreement by Tenant or Landlord will be given under the terms of Section
29.14 of the Lease.

         8. INCORPORATION OF LEASE PROVISIONS. All applicable provisions of the Lease apply to Tenant's payment of rent and other charges pursuant to this Agreement, and the Transmission Devices Area and Tenant's use thereof in the same manner as those provisions apply to the Premises and are incorporated into this Agreement by this reference as though fully set forth in this Agreement. In the event of any conflicts between the provisions of this Agreement and the Lease, in connection with the interpretation of this Agreement only, the provisions of this Agreement shall govern.

         9. NO WARRANTY. Landlord has made no warranty or representation that the Telecommunication Devices are permitted by law and Tenant assumes all liability and risk in obtaining all permits and approvals necessary for the installation and use of the Telecommunication Devices. Landlord does not warrant or guaranty that Tenant will receive unobstructed transmission or reception to or from the Telecommunication Devices and Tenant assumes the liability for the transmission and reception to and from the Telecommunication Devices.

         10. ASSIGNMENT. Notwithstanding any contrary provision set forth in this Agreement above, this Agreement, and Tenant's rights contained herein, may not be transferred or assigned to any other person or entity, and no person or entity other than Tenant (and its employees) and Tenant's Affiliates and other Transferees permitted under the terms of the Lease but only to the extent any such entity is actually occupying all or a portion of the Premises, shall be entitled to use the Telecommunication Devices or the Transmission Devices Area.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                   "Landlord":

                                   KILROY REALTY, L.P.,
                                   a Delaware limited partnership

                                   By:   KILROY REALTY CORPORATION, a
                                         Maryland Corporation, General Partner

                                        By:
                                            ------------------------------------
                                            Its:
                                                 -------------------------------

                                   "Tenant":

                                   eTOYS INC.,
                                   a Delaware corporation

                                   By:
                                        ----------------------------------------
                                         Its:
                                              ----------------------------------

                                   By:
                                        ----------------------------------------
                                         Its:
                                              ----------------------------------

                                   EXHIBIT H

                       FORM OF SECURITY LETTER OF CREDIT

APPLICANT:        ETOYS
                  3100 OCEAN PARK BLVD., #300
                  SANTA MONICA, CA 90405

BENEFICIARY:      KILROY REALTY, L.P.
                  2250 East Imperial Highway, Suite 1200
                  El Segundo, California  90245

AMOUNT:           USD $8,467,729.00

EXPIRY DATE AND PLACE FOR PRESENTATION OF DOCUMENTS: IMPERIAL BANK INTERNATIONAL DIVISION, 2015 MANHATTAN BEACH BLVD., 2ND FLR., REDONDO BEACH, CA 90278

CREDIT IS AVAILABLE WITH IMPERIAL BANK INTERNATIONAL DIVISION AGAINST PAYMENT OF DRAFTS DRAWN AT SIGHT ON IMPERIAL BANK INTERNATIONAL DIVISION, 2015 MANHATTAN BEACH BLVD., 2ND FLR., REDONDO BEACH, CA 90278

DOCUMENTS REQUIRED:

1. THE ORIGINAL OF THIS STANDBY LETTER OF CREDIT AND AMENDMENT(S) IF ANY.

2. BENEFICIARY'S STATEMENT DATED AND PURPORTEDLY SIGNED BY TWO (2) AUTHORIZED OFFICERS (WHICH SHALL INCLUDE THE EXERCISE OF A POWER OF ATTORNEY FROM THE BENEFICIARY), CERTIFYING THAT THE AMOUNT DRAWN HEREUNDER IS BEING DRAWN PURSUANT TO THE TERMS OF THE LEASE AGREEMENT DATED AS OF DECEMBER 10, 1999, BETWEEN ETOYS, AS TENANT, AND KILROY REALTY, L.P., AS LANDLORD AND THAT ANY APPLICABLE CURE PERIOD HAS LAPSED WITHOUT REMEDY.

SPECIAL CONDITIONS:

BANK WILL RELY SOLELY ON BENEFICIARY'S STATEMENT PRESENTED AND IS NOT RESPONSIBLE FOR ASCERTAINING THE AUTHORITY OF SUCH SIGNERS.

ALL INFORMATION REQUIRED UNDER DOCUMENT REQUIREMENT NO. 2 WHETHER INDICATED BY BLANKS, BRACKETS OR OTHERWISE, MUST BE COMPLETED AT THE TIME OF DRAWING.

ALL SIGNATURES MUST BE MANUALLY EXECUTED ORIGINALS.

PARTIAL DRAWINGS MAY BE MADE UNDER THIS LETTER OF CREDIT, PROVIDED, HOWEVER, THAT EACH SUCH DEMAND THAT IS PAID BY US SHALL REDUCE THE AMOUNT AVAILABLE UNDER THIS LETTER OF CREDIT.

IT IS A CONDITION OF THIS STANDBY LETTER OF CREDIT THAT IT SHALL BE DEEMED AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR 364 DAYS FROM THE PRESENT EXPIRATION DATE HEREOF, UNLESS THIRTY (30) DAYS PRIOR TO ANY SUCH DATE, WE SHALL NOTIFY YOU IN WRITING BY CERTIFIED MAIL OR COURIER SERVICE AT THE ABOVE LISTED ADDRESS THAT WE ELECT NOT TO CONSIDER THIS IRREVOCABLE LETTER OF CREDIT RENEWED FOR ANY SUCH ADDITIONAL PERIOD. UPON RECEIPT BY YOU OF SUCH NOTICE, YOU MAY DRAW HEREUNDER BY MEANS OF YOUR DRAFT(S) ON US AT SIGHT ACCOMPANIED BY YOUR ORIGINAL SIGNED STATEMENT WORDED AS FOLLOWS: KILROY REALTY, L.P. HAS RECEIVED NOTICE FROM IMPERIAL BANK THAT THE EXPIRATION DATE OF LETTER OF CREDIT NO. [INSERT L/C NO.] WILL NOT BE EXTENDED FOR AN ADDITIONAL PERIOD. AS OF THE DATE OF THIS DRAWING, KILROY REALTY, L.P. HAS NOT RECEIVED A SUBSTITUTE LETTER OF CREDIT OR OTHER INSTRUMENT ACCEPTABLE TO KILROY REALTY, L.P. AS SUBSTITUTE FOR IMPERIAL BANK LETTER OF CREDIT NO. [INSERT L/C NO.] THE PROCEEDS OF THIS DRAWING WILL BE APPLIED TO SATISFY ANY CLAIMS, INTEREST AND CHARGES OUTSTANDING RELATIVE TO THE OBLIGATIONS DUE FROM ETOYS.

NOT WITHSTANDING THE ABOVE, THE FINAL EXPIRATION DATE SHALL BE
______________________ [TO BE DETERMINED].

THIS IRREVOCABLE STANDBY LETTER OF CREDIT WILL BE AUTOMATICALLY INCREASED AND REDUCED TO SPECIFIC AMOUNTS OUTLINED AS FOLLOWS, PROVIDING (IN THE CASE OF A REDUCTION) A DRAWING OR DRAWINGS DID NOT TAKE PLACE IN ACCORDANCE WITH THE TERMS OF THIS IRREVOCABLE STANDBY LETTER OF CREDIT AND THE BALANCE OUTSTANDING IS AVAILABLE UNDER THIS IRREVOCABLE STANDBY LETTER OF CREDIT TO CAUSE SUCH REDUCTION(S) TO OCCUR.

DATE                                                         L/C AMOUNT

April 1, 2000 to expiration of Lease Year 1                  $8,467,729.00
Expiration of Lease Year 2                                   $8,467,729.00
Expiration of Lease Year 3                                   $8,467,729.00
Expiration of Lease Year 4                                   $8,302,154.00
Expiration of Lease Year 5                                   $7,352,427.00
Expiration of Lease Year 6                                   $7,021,213.00
Expiration of Lease Year 7                                   $6,273,425.00
Expiration of Lease Year 8                                   $6,653,730.00
Expiration of Lease Year 9                                   $7,049,248.00
Expiration of Lease Year 10                                  $7,460,588.00
Expiration of Lease Year 11                                  $7,888,381.00

THIS LETTER OF CREDIT IS TRANSFERABLE IN WHOLE ONLY. YOU MAY TRANSFER THIS LETTER OF CREDIT TO YOUR TRANSFEREE OR SUCCESSOR UPON SATISFACTORY DELIVERY AND PRESENTATION TO THE ISSUING BANK OF (1) THE ORIGINAL STANDBY L/C AND AMENDMENTS, IF ANY, FOR PROPER ENDORSEMENT (2) A REQUEST FOR TRANSFER ON THE ISSUER'S USUAL TRANSFER FORM (3) VERIFICATION OF SIGNATURE AND AUTHORITY ON SUCH TRANSFER FORM SIGNING FOR THE BENEFICIARY (4) ANY OTHER REQUIREMENTS RELATIVE TO THE UCP 500 AND U.S. GOVERNMENT REGULATIONS AND (5) A TRANSFER FEE OF TWO THOUSAND FIVE HUNDRED DOLLARS ($2,500.00).

IN THE EVENT THIS LETTER OF CREDIT IS TRANSFERRED, THE TRANSFEREE SHALL BE THE BENEFICIARY HEREOF AND DRAFTS AND DOCUMENTS PURSUANT HERETO MUST BE PURPORTEDLY EXECUTED BY THE TRANSFEREE.

ALL DOCUMENTS ARE TO BE DISPATCHED IN ONE LOT BY COURIER SERVICE TO IMPERIAL BANK INTERNATIONAL DIVISION, 2015 MANHATTAN BEACH BLVD., 2ND FLR., REDONDO BEACH, CA 90278

WE HEREBY ENGAGE WITH YOU THAT ALL DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS CREDIT WILL BE DULY HONORED IF DRAWN AND PRESENTED FOR PAYMENT AT THIS OFFICE ON OR BEFORE THE EXPIRATION DATE OF THIS CREDIT.

EXCEPT SO FAR AS OTHERWISE EXPRESSLY STATED, THIS CREDIT IS SUBJECT TO THE `'UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS"(1993 REVISION) INTERNATIONAL CHAMBER OF COMMERCE (PUBLICATION NO. 500).

                                    EXHIBIT I

                             FORM OF PROMISSORY NOTE

                           SECURED BY LETTER OF CREDIT

$6,532,271.00                                                  December 14, 1999
                                                         Los Angeles, California

         FOR VALUE RECEIVED, ETOYS INC., a Delaware corporation, as maker, having its principal place of business at 12200 West Olympic Boulevard, Los Angeles, California 90004 ("BORROWER"), hereby unconditionally promises to pay to the order of KILROY REALTY, L.P., a Delaware limited partnership ("LENDER"), c/o 2250 East Imperial Highway, Suite 1200, El Segundo, California 90245,
Attention: Jeffrey Hawken, or at such other place as the holder hereof may from time to time designate in writing, the principal sum of Six Million Five Hundred Thirty Two Thousand Two Hundred Seventy-One Dollars ($6,532,271.00) or so much thereof as shall have been advanced by Lender to Borrower, in lawful money of the United States of America with interest thereon (from the date any such monies were advanced) to be computed at the Interest Rate (defined below) in accordance with the terms of this Note. This Note evidences the obligation of Borrower to repay advances made by Lender pursuant to Section 21.2 of the Lease (as defined below).

                            ARTICLE 1: PAYMENT TERMS

         Borrower agrees to pay sums under this Note in installments as follows:

         i. Commencing on the "Lease Commencement Date," as defined in the Lease and on the first day of each and every succeeding month thereafter up to and including the first day of the twelfth month of the sixth (6th) year of the Lease Term, payments of interest only in the amount of Forty-Three Thousand Five Hundred Forty-Eight and 50/100 Dollars ($43,548.50); and

         ii. Commencing on the first day of the seventh (7th) year of the Lease Term, and on the first day of each and every succeeding month thereafter up to and including the first day of the twelfth month of the eleventh (11th) year of the Lease Term (the "MATURITY DATE"), payments of principal and interest in the total amount of One Hundred Thirty-Six Thousand Three Hundred Thirty-Seventy and 41/100 Dollars ($136,337.41);

                               ARTICLE 2: INTEREST

         The interest rate on this Note is eight percent (8.0%) per annum (the "INTEREST RATE").

                       ARTICLE 3: DEFAULT AND ACCELERATION

         Time is of the essence hereof and it is expressly agreed that (a) if Borrower shall fail to make any payment under this Note within five (5) business days after receiving written notice that the same is due, (b) if a default shall occur and be continuing, after the expiration of any applicable notice and grace periods under the terms of that certain Office
Lease dated on or about the date hereof by and between Borrower, as Tenant, and Lender, as Landlord, as the same may be amended from time to time (the "LEASE"), (each, an "EVENT OF DEFAULT") or (c) upon the expiration or sooner termination of the Lease, at the option of Lender (i) the whole of the principal sum of this Note, (ii) interest, default interest, late charges, and other sums, as provided in this Note, (iii) all other monies agreed to be paid or provided to be paid by Borrower in this Note, and (iv) all sums advanced and costs and expenses incurred by Lender in connection with the Debt (defined below), or any part thereof, any renewal, extension, or change of or substitution for the Debt or any part thereof, whether made or incurred at the request of Borrower or Lender (all the sums referred to in (i) through (iv) above shall collectively be referred to as the "DEBT") shall without notice become immediately due and payable and Lender shall have the right, in addition to all other remedies available to it at law or in equity, to draw upon the Note Letter of Credit pursuant to the terms thereof for the full amount of the Debt.

                           ARTICLE 4: DEFAULT INTEREST

         Borrower agrees that upon the occurrence of an Event of Default, Lender shall be entitled to receive and Borrower shall pay interest on the entire unpaid principal sum at a per annum rate equal to the lesser of (a) two percent (2%) plus the Interest Rate and (b) the maximum interest rate which Borrower may by law pay (the "DEFAULT RATE"). The Default Rate shall be computed from the occurrence of the Event of Default until the earlier of the date upon which the Event of Default is cured or the date upon which the Debt is paid in full. Interest calculated at the Default Rate shall be added to the Debt, and shall be deemed secured by the Note Letter of Credit but shall not itself incur interest. This clause, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy accruing to Lender by reason of the occurrence of any Event of Default.

                             ARTICLE 5: LATE CHARGE

         If any monthly installment payable under this Note is not paid by Borrower within five (5) days after receiving written notice that the same is due, Borrower shall pay to Lender, upon demand, an amount equal to two percent (2%) of such unpaid sum to defray the expenses incurred by Lender in handling and processing the delinquent payment (the "LATE CHARGE") and to compensate Lender for the loss of the use of the delinquent payment and the amount shall be secured by the Note Letter of Credit.

                            ARTICLE 6: NO PREPAYMENT

                                    Borrower may not pay all or a portion of the amount owed earlier than it is due.

                               ARTICLE 7: SECURITY

         This Note is secured by that certain Note Letter of Credit in the principal initial sum of Six Million Five Hundred Thirty-Two Thousand Two Hundred Seventy-One Dollars ($6,532,271.00) (the "NOTE LETTER OF CREDIT"), including any extensions, renewals or replacements thereof.

                             ARTICLE 8: LOAN CHARGES

         This Note is subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the principal balance due hereunder at a rate which could subject Lender to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by applicable law to contract or agree to pay. If by the terms of this Note, Borrower is at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of such maximum rate, the Interest Rate or the Default Rate, as the case may be, shall be deemed to be immediately reduced to such maximum rate and all previous payments in excess of the maximum rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Debt, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Note until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate of interest from time to time in effect and applicable to the Debt for so long as the Debt is outstanding.

                               ARTICLE 9: WAIVERS

         Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest and notice of protest and non-payment and all other notices of any kind, except for notices expressly provided for in this Note or the Lease. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note or the Lease made by agreement between Lender or any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other person or entity who may become liable for the payment of all or any part of the Debt, under this Note. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as may be provided for in this Note or the Lease. If Borrower is a partnership, corporation or limited liability company, the agreements contained herein shall remain in full force and effect, notwithstanding any changes in the individuals or entities comprising the Borrower, and the term "Borrower", as used herein, shall include any alternate or successor entity, but any predecessor entity, and its partners or members, as the case may be, shall not thereby be released from any liability. (Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in Borrower which may be set forth in the Lease.)

                       ARTICLE 10: WAIVER OF TRIAL BY JURY

         BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY THIS NOTE, THIS NOTE, THE NOTE LETTER OF CREDIT OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.

                              ARTICLE 11: AUTHORITY

         Borrower represents that Borrower has full power, authority and legal right to execute and deliver this Note and that this Note constitutes the valid and binding obligation of Borrower.

                            ARTICLE 12: GOVERNING LAW

         This Note shall be governed, construed, applied and enforced in accordance with the laws of the State of California.

                               ARTICLE 13: NOTICES

         All notices required or permitted hereunder shall be given as provided in the Lease.

                            ARTICLE 14: MISCELLANEOUS

         14.1 If either party commences litigation against the other for damages for the breach hereof or otherwise for enforcement of any remedy hereunder, the parties hereto agree to and hereby do waive any right to a trial by jury and, in the event of any such commencement of litigation, the prevailing party shall be entitled to recover from the other party such costs and reasonable attorneys' fees as may have been incurred.

         14.2 This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

         14.3 If Borrower consists of more than one person or party, the obligations and liabilities of each person or party shall be joint and several.

         14.4 Whenever used, the singular number shall include the plural, the plural number shall include the singular, and the words "Lender" and "Borrower" shall include their respective successors, assigns, heirs, executors and administrators.

         14.5 Borrower recognizes that its default in making any payment as provided herein as agreed to be paid when due, or the occurrence of any other Event of Default hereunder or under the Lease, will require Lender to incur additional expense in servicing and administering the Loan, in loss to Lender of the use of the money due and in frustration to Lender in meeting its other financial commitments and that the damages caused thereby would be extremely difficult and impractical to ascertain. Borrower agrees (a) that an amount equal to the Late Charge plus the accrual of interest at the Default Rate is a reasonable estimate of the damage to Lender in the event of a late payment, and (b) that the accrual of interest at the Default Rate following any other Event of Default is a reasonable estimate of the damage to Lender in the event of such other Event of Default, regardless of whether there has been an acceleration of the Loan. Nothing in this Note shall be construed as an obligation on the part of Lender to accept, at any time, less than the full amount then due hereunder, or as a waiver or limitation of Lender's right to compel prompt performance.

                                    EXHIBIT I

         14.6 Upon notice from Lender to Borrower of the loss, theft, destruction or mutilation of this Note and, upon receipt of an indemnity reasonably satisfactory to Borrower from Lender (except that if the Lender initially named herein is the holder of this Note, an indemnification from the Lender initially named herein shall be sufficient) or, in the case of mutilation hereof, upon surrender of the mutilated Note, Borrower will make and deliver a new note of like tenor in lieu of this Note.

         14.7 Lender, at any time and without the consent of Borrower, may grant participations in or sell, transfer, assign and convey all or any portion of its right, title and interest in and to the loan evidenced by this Note, this Note and any collateral given as security for the loan evidenced by this Note, including, without limitation, the Note Letter of Credit.

         IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first above written.

                                    Borrower

                                    ETOYS INC., a Delaware corporation

                                    By:  _______________________________________

                                         Its: __________________________________

                                    By:  _______________________________________

                                         Its: __________________________________


                                    EXHIBIT I

                                   EXHIBIT I-1

                             FORM OF PROMISSORY NOTE

                                LETTER OF CREDIT

APPLICANT:         ETOYS
                   3100 OCEAN PARK BLVD., #300
                   SANTA MONICA, CA 90405

BENEFICIARY:       KILROY REALTY, L.P.
                   2250 East Imperial Highway, Suite 1200
                   El Segundo, California  90245

AMOUNT:            USD $6,532,271.00

EXPIRY DATE AND PLACE FOR PRESENTATION OF DOCUMENTS: IMPERIAL BANK INTERNATIONAL DIVISION, 2015 MANHATTAN BEACH BLVD., 2ND FLR., REDONDO BEACH, CA 90278

CREDIT IS AVAILABLE WITH IMPERIAL BANK INTERNATIONAL DIVISION AGAINST PAYMENT OF DRAFTS DRAWN AT SIGHT ON IMPERIAL BANK INTERNATIONAL DIVISION, 2015 MANHATTAN BEACH BLVD., 2ND FLR., REDONDO BEACH, CA 90278

DOCUMENTS REQUIRED:

1. THE ORIGINAL OF THIS STANDBY LETTER OF CREDIT AND AMENDMENT(S) IF ANY.

2. BENEFICIARY'S STATEMENT DATED AND PURPORTEDLY SIGNED BY TWO (2) AUTHORIZED OFFICERS (WHICH SHALL INCLUDE THE EXERCISE OF A POWER OF ATTORNEY FROM THE BENEFICIARY), CERTIFYING THAT THE AMOUNT DRAWN HEREUNDER IS BEING DRAWN PURSUANT TO THE TERMS OF THE LEASE AGREEMENT DATED AS OF DECEMBER __, 1999, BETWEEN ETOYS, AS TENANT, AND KILROY REALTY, L.P. AS LANDLORD AND THAT ANY APPLICABLE CURE PERIOD HAS LAPSED WITHOUT REMEDY.

SPECIAL CONDITIONS:

BANK WILL RELY SOLELY ON BENEFICIARY'S STATEMENT PRESENTED AND IS NOT RESPONSIBLE FOR ASCERTAINING THE AUTHORITY OF SUCH SIGNERS.

ALL INFORMATION REQUIRED UNDER DOCUMENT REQUIREMENT NO. 2 WHETHER INDICATED BY BLANKS, BRACKETS OR OTHERWISE, MUST BE COMPLETED AT THE TIME OF DRAWING.

                                   EXHIBIT I-1

ALL SIGNATURES MUST BE MANUALLY EXECUTED ORIGINALS.

PARTIAL DRAWINGS MAY BE MADE UNDER THIS LETTER OF CREDIT, PROVIDED, HOWEVER, THAT EACH SUCH DEMAND THAT IS PAID BY US SHALL REDUCE THE AMOUNT AVAILABLE UNDER THIS LETTER OF CREDIT.

IT IS A CONDITION OF THIS STANDBY LETTER OF CREDIT THAT IT SHALL BE DEEMED AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR 364 DAYS FROM THE PRESENT EXPIRATION DATE HEREOF, UNLESS THIRTY (30) DAYS PRIOR TO ANY SUCH DATE, WE SHALL NOTIFY YOU IN WRITING BY CERTIFIED MAIL OR COURIER SERVICE AT THE ABOVE LISTED ADDRESS THAT WE ELECT NOT TO CONSIDER THIS IRREVOCABLE LETTER OF CREDIT RENEWED FOR ANY SUCH ADDITIONAL PERIOD. UPON RECEIPT BY YOU OF SUCH NOTICE, YOU MAY DRAW HEREUNDER BY MEANS OF YOUR DRAFT(S) ON US AT SIGHT ACCOMPANIED BY YOUR ORIGINAL SIGNED STATEMENT WORDED AS FOLLOWS: KILROY REALTY, L.P. HAS RECEIVED NOTICE FROM IMPERIAL BANK THAT THE EXPIRATION DATE OF LETTER OF CREDIT NO. [INSERT L/C NO.]WILL NOT BE EXTENDED FOR AN ADDITIONAL PERIOD. AS OF THE DATE OF THIS DRAWING, KILROY REALTY, L.P. HAS NOT RECEIVED A SUBSTITUTE LETTER OF CREDIT OR OTHER INSTRUMENT ACCEPTABLE TO KILROY REALTY, L.P. AS SUBSTITUTE FOR IMPERIAL BANK LETTER OF CREDIT NO. [INSERT L/C NO.] THE PROCEEDS OF THIS DRAWING WILL BE APPLIED TO SATISFY ANY CLAIMS, INTEREST AND CHARGES OUTSTANDING RELATIVE TO THE OBLIGATIONS DUE FROM ETOYS.

NOT WITHSTANDING THE ABOVE, THE FINAL EXPIRATION DATE SHALL BE
____________________ [TO BE DETERMINED].

THIS IRREVOCABLE STANDBY LETTER OF CREDIT WILL BE AUTOMATICALLY INCREASED AND REDUCED TO SPECIFIC AMOUNTS OUTLINED AS FOLLOWS, (IN THE CASE OF A REDUCTION) PROVIDING A DRAWING OR DRAWINGS DID NOT TAKE PLACE IN ACCORDANCE WITH THE TERMS OF THIS IRREVOCABLE STANDBY LETTER OF CREDIT AND THE BALANCE OUTSTANDING IS AVAILABLE UNDER THIS IRREVOCABLE STANDBY LETTER OF CREDIT TO CAUSE SUCH REDUCTION(S) TO OCCUR.

DATE                                      L/C AMOUNT
----                                      ----------
Expiration of Lease Year 1                $6,532,271.00
Expiration of Lease Year 2                $6,532,271.00
Expiration of Lease Year 3                $6,532,271.00
Expiration of Lease Year 4                $6,532,271.00
Expiration of Lease Year 5                $6,532,271.00
Expiration of Lease Year 6                $6,532,271.00
Expiration of Lease Year 7                $5,418,803.00
Expiration of Lease Year 8                $4,216,258.00
Expiration of Lease Year 9                $2,917,509.00
Expiration of Lease Year 10               $1,514,861.00
Expiration of Lease Year 11                        $-0-

                                   EXHIBIT I-1

THIS LETTER OF CREDIT IS TRANSFERABLE IN WHOLE ONLY. YOU MAY TRANSFER THIS LETTER OF CREDIT TO YOUR TRANSFEREE OR SUCCESSOR UPON SATISFACTORY DELIVERY AND PRESENTATION TO THE ISSUING BANK OF (1) THE ORIGINAL STANDBY L/C AND AMENDMENTS, IF ANY, FOR PROPER ENDORSEMENT (2) A REQUEST FOR TRANSFER ON THE ISSUER'S USUAL TRANSFER FORM (3) VERIFICATION OF SIGNATURE AND AUTHORITY ON SUCH TRANSFER FORM SIGNING FOR THE BENEFICIARY (4) ANY OTHER REQUIREMENTS RELATIVE TO THE UCP 500 AND U.S. GOVERNMENT REGULATIONS AND (5) A TRANSFER FEE OF TWO THOUSAND FIVE HUNDRED DOLLARS ($2,500.00).

IN THE EVENT THIS LETTER OF CREDIT IS TRANSFERRED, THE TRANSFEREE SHALL BE THE BENEFICIARY HEREOF AND DRAFTS AND DOCUMENTS PURSUANT HERETO MUST BE PURPORTEDLY EXECUTED BY THE TRANSFEREE.

ALL DOCUMENTS ARE TO BE DISPATCHED IN ONE LOT BY COURIER SERVICE TO IMPERIAL BANK INTERNATIONAL DIVISION, 2015 MANHATTAN BEACH BLVD., 2ND FLR., REDONDO BEACH, CA 90278

WE HEREBY ENGAGE WITH YOU THAT ALL DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS CREDIT WILL BE DULY HONORED IF DRAWN AND PRESENTED FOR PAYMENT AT THIS OFFICE ON OR BEFORE THE EXPIRATION DATE OF THIS CREDIT.

EXCEPT SO FAR AS OTHERWISE EXPRESSLY STATED, THIS CREDIT IS SUBJECT TO THE "UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS" (1993 REVISION) INTERNATIONAL CHAMBER OF COMMERCE (PUBLICATION NO. 500).

                                   EXHIBIT I-1

                                    EXHIBIT J

                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

         THIS ASSIGNMENT AND ASSUMPTION AGREEMENT ("ASSIGNMENT") is made as of the 14th day of December, 1999, by and between KILROY REALTY, L.P., a Delaware limited partnership("ASSIGNOR"), and eTOYS INC., a Delaware corporation ("ASSIGNEE").

                              W I T N E S S E T H:

         A. Assignor, as Landlord, and Assignee, as Tenant, entered into that certain Westside Media Center Office Lease dated as of December 14, 1999 ("LEASE"), wherein Assignor leased to Assignee, and Assignee leased from Assignor, space in that certain Building located and addressed at 12200 West Olympic Boulevard, Los Angeles, California.

         B. Under Section 29.20 the Lease, Assignor is obligated to assign to Assignee all of Assignor's obligations under that certain written agreement for brokerage commissions pertaining to the Lease to be paid to Cresa Partners, which agreement is attached hereto as Schedule "1" (the "BROKERAGE AGREEMENT").

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         l. Assignor hereby assigns and delivers to Assignee all of Assignor's rights, obligations and interest in and to the Brokerage Agreement, and Assignee hereby accepts such assignment.

         2. Assignee hereby assumes and agrees to perform and to be bound by all of the terms, covenants, conditions and obligations imposed upon Assignor under the Brokerage Agreement accruing or arising on and after the date of their full execution thereof.

         3. In the event of the bringing of any action or suit by a party hereto against another party hereto by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of the other party arising out of this Assignment, the prevailing party shall be entitled to recover from the other party all costs and expenses of the action or suit, including reasonable attorneys' fees.

         4. This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.

         5. This Assignment shall be binding upon and inure to the benefit of the successors, assigns, personal representatives, heirs and legatees of the respective parties hereto.

         6. This Assignment shall be governed by, interpreted under, and construed in accordance with, the laws of the State of California.

                                    EXHIBIT J

         IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the day and year first written above.

                  "ASSIGNOR"

                                KILROY REALTY, L.P.
                                a Delaware limited partnership

                                By:    KILROY REALTY CORPORATION, a
                                       Maryland Corporation, General Partner

                                     By:____________________________________
                                        Its:________________________________

                  "ASSIGNEE"    eTOYS INC.,
                                a Delaware corporation

                                By:     ____________________________________
                                        Its:________________________________

                                By:     ____________________________________
                                        Its:________________________________

                            ACKNOWLEDGEMENT OF BROKER

         By its signature below, Cresa Partners, the broker under the Brokerage Agreement hereby acknowledges the assignment of the Brokerage Agreement from Assignor to Assignee and agrees that Assignor, upon such assignment, is hereby unconditionally released from any and all obligations and liabilities under such Brokerage Agreement.

                                CRESA PARTNERS,

                                By:     ____________________________________
                                        Its:________________________________

                                By:     ____________________________________
                                        Its:________________________________


                                    EXHIBIT J

                                    EXHIBIT K

                      FORM OF PLEDGE AND SECURITY AGREEMENT

         THIS PLEDGE AND SECURITY AGREEMENT (the "AGREEMENT"), is made and entered into as of the _____ day of __________ _____, by and between eTOYS INC., a Delaware corporation (the "PLEDGOR") and KILROY REALTY, L.P., a Delaware limited partnership (the "PLEDGEE").

                                 R E C I T A L S

         A. Concurrently herewith, the Pledgor and the Pledgee have entered into that certain Westside Media Center Office Lease dated as of December __, 1999 (the "LEASE") [OR PROMISSORY NOTE], concerning the lease by the Pledgee, as Landlord, to the Pledgor, as Tenant, of all of the rentable square feet of space (the "Premises") located in that certain building to be located at 12200 West Olympic Boulevard, Los Angeles, California (the "BUILDING"). The term of the Lease shall commence on the "Lease Commencement Date," as defined in the Lease.

         B. Pursuant to Sections [1.3.2.2, 1.3.2.6, 21.1.2 and 21.2.3] of the
Lease, Pledgor has agreed to provide certain security (the "SECURITY") securing certain obligations of Pledgor under the Lease [OR PROMISSORY NOTE].

         C. This Agreement is made pursuant to Sections
[1.3.2.2, 1.3.2.6, 21.1.2 and 21.2.3] of the Lease to effect the establishment of a special "Collateral Account" (as defined below in Section
1) for the Security contemplated thereby. Upon the occurrence of certain events as described in the Lease [OR PROMISSORY NOTE], Pledgee shall deposit certain funds in such Collateral Account (the "DEPOSITED FUNDS"). The Deposited Funds shall serve as a source of funds for satisfaction of Pledgor's monetary obligations under the Lease [OR PROMISSORY NOTE].

         D. The parties now desire to enter into this Agreement in accordance with the terms and conditions set forth below. All capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Lease.

                                A G R E E M E N T

         NOW, THEREFORE, in consideration of the covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows.

         1.       PLEDGED DEPOSIT.

                  1.1 DEPOSIT. In accordance with the terms of the Lease [OR PROMISSORY NOTE], Pledgee shall deposit the Deposited Funds in that certain "Collateral Account"

                                    EXHIBIT K

                  1.2 COLLATERAL ACCOUNT. Pledgor hereby pledges, grants a security interest in, assigns, transfers and delivers to the Pledgee, as collateral security for the payment when due and performance in full by Pledgor of the Obligations (as defined in Section 2 below), the following (referred to herein collectively as the "COLLATERAL"): (i) that certain deposit account no. ________________ located at Bank of America or its legal successor (the "BANK"), ______________ Branch, _______________,
______________________, California (the "COLLATERAL ACCOUNT"), (ii) all Deposited Funds on deposit in the Collateral Account now and at any time after the date of this Agreement, (iii) all interest accruing thereon, (iv) all renewals and replacements thereof (whether or not any such renewal or replacement is evidenced by a certificate or other evidence of deposit), (v) any and all certificates of deposit or other instruments that may constitute a part of or an investment of funds in, or that may replace all of or part of, the Collateral Account, and (vi) all proceeds of any of the foregoing. At all times hereunder, except to the extent of any realization by the Pledgee upon the Collateral pursuant to Section 5 hereof, all amounts in the Collateral Account shall be invested either in the Banks' money market fund or in certificates of deposit issued by the Bank having maturities of thirty
(30) days or less, as the Pledgee may designate from time to time. Pledgor and Pledgee shall execute and deliver to the Bank a Notice of Security Interest in Deposit Account in the form attached hereto as EXHIBIT A. Pledgee shall have the right to perform all such other acts with respect to such Collateral and Collateral Account as allowed under the Uniform Commercial Code with respect to the perfection of a security interest upon such Collateral and Collateral Account.

                  1.3 WITHDRAWAL AUTHORITY. Upon the occurrence of a "Default," as that term is defined in the Lease [OR PROMISSORY NOTE], Pledgee may unilaterally withdraw from the Collateral Account sufficient funds to cure the Default and to pay the Pledgee the amount of damages sustained by the Pledgee as of such date without the need to obtain the consent of Pledgor or any other person or entity. Pledgor shall have no authority at any time to withdraw funds from the Collateral Account.

         2. OBLIGATIONS. This Agreement is given to secure payment of Rent (consisting of both "Base Rent" and "Additional Rent," as those terms are set forth in Article 3 and Section 4.1 of the Lease, respectively) pursuant to the terms of the Lease [OR PROMISSORY NOTE] and other obligations of Pledgor under the Lease and under any ancillary documents executed by Pledgor pursuant to the terms of the Lease (collectively, the "OBLIGATIONS").

         3. AUTHORIZATION AND ENFORCEMENT OF OBLIGATIONS. Each party to this Agreement represents and warrants to the other that: (i) it has the power and authority to enter into, and to perform the transactions contemplated by, this Agreement and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated herein; (ii) no consent or authorization of, filing with, or act by or in respect of, any governmental entity having jurisdiction over such party is required in connection with the pledge hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement, and
(iii) this Agreement, when duly executed and delivered by such party, shall constitute the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms.

                                    EXHIBIT K

         4. TITLE. The Pledgor represents and warrants to the Pledgee that the Pledgor is the lawful owner of all rights and interest in the Collateral Account, free of all claims and liens other than the security interest granted in this Agreement to the Pledgee, with full rights to assign, transfer and pledge the Collateral Account to the Pledgee. The Pledgor will not voluntarily create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to the Collateral Account, or any interest therein, except for the security interest provided for by this Agreement.

         5. REMEDIES. Upon the occurrence and during the continuance of any Default, the Pledgee shall have all rights and remedies provided by law, the Lease and this Agreement, including, without limitation, all of the rights and remedies of a secured party under the California Commercial Code. The Pledgor hereby authorizes the Pledgee, upon the occurrence of a Default, to take whatever actions may be necessary to realize upon the Collateral Account and to apply the proceeds realized in accordance with the Lease
[OR PROMISSORY NOTE]. The Pledgor expressly authorizes such action by the Pledgee in advance of any realization upon any other collateral securing any indebtedness of the Pledgor to the Pledgee, and hereby waives as to the Pledgee any right of subrogation or marshalling of such other collateral for the Obligations. Notwithstanding the foregoing, subject to the terms of the Lease [OR PROMISSORY NOTE] the Pledgee shall not be obligated to take action to realize upon the Collateral Account prior to exercising any other rights or remedies it may have as provided by law, the Lease or this Agreement.

         6. FURTHER ACTS AND ASSURANCES. Each party hereto, upon request of the other party, agrees to do such further acts, and to execute, acknowledge, endorse and deliver such further instruments and agreements (specifically including, but not limited to UCC-1's), that such other party may at any time and from time to time reasonably request in connection with the administration or enforcement of this Agreement, or related to the Collateral or any part thereof, or in order to further assure and confirm to such other party its rights, powers and remedies hereunder.

         7. NO WAIVER. No forbearance, failure or delay by the Pledgee in the exercise of any right or remedy hereunder shall operate as a waiver thereof and no single or partial exercise by the Pledgee of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. All rights, powers and privileges of the Pledgee under this Agreement and the Lease [OR PROMISSORY NOTE] shall be cumulative.

         8. NOTICES. All notices, requests, demands or other communications given pursuant to this Agreement shall be deemed to have been duly given and made when sent by certified mail, return receipt requested. Any such notice, request, demand or communication shall be delivered or addressed to a party at its address set forth in the Lease [OR PROMISSORY NOTE], or such other address as any party hereby may designate by written notice to the other party.

         9. TERMINATION. This Agreement shall terminate on the date which is thirty (30) days after the expiration or earlier termination of the Lease and any remaining Deposited Funds and any interest accrued thereon shall be refunded to Pledgor.

                                    EXHIBIT K

         10. AMENDMENTS, CONFLICTS. The provision of this Agreement may not be waived, altered, amended or repealed in whole or in part except by the express written agreement of Pledgor and Pledgee. To the extent that any provision of this Agreement conflicts with any provision of the Lease
[OR PROMISSORY NOTE], the Lease [OR PROMISSORY NOTE] shall control on the point of conflict.

         11. GOVERNING LAW. This Agreement shall governed by and construed in accordance with the laws of the State of California.

         IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this Agreement to be executed as of the date first above written.

                                   "Pledgor":

                                   eTOYS INC.,
                                   a Delaware corporation

                                   By:____________________________________
                                      Its:________________________________

                                   By:____________________________________
                                      Its:________________________________

                                   "Pledgee":

                                   KILROY REALTY, L.P.,
                                   a Delaware limited partnership

                                   By:   KILROY REALTY CORPORATION, a
                                         Maryland Corporation, General Partner

                                      By:_________________________________
                                         Its:_____________________________

                                    EXHIBIT A

            (Form of Notice of Security Interest in Deposit Account)

                 NOTICE OF SECURITY INTEREST IN DEPOSIT ACCOUNT

         NOTICE IS HEREBY GIVEN that KILROY REALTY, L.P., a Delaware limited partnership (the "Pledgee"), pursuant to that certain Pledge and Security Agreement, dated as of ____________, ______, executed by eTOYS, INC., a Delaware corporation (the "PLEDGOR"), holds a security interest in Account No. ________ registered in the name of the Pledgor, with ______________ (the "BANK"), at its _______________ Branch, located at _________________________,
___________________________, California _________, and all replacements, renewals and proceeds thereof (the "COLLATERAL ACCOUNT").

                                    EXHIBIT K

         This Notice of Security Interest in Deposit Account (the "NOTICE") shall remain in full force and effect until amended or revoked by written instrument executed by the Pledgor and the Pledgee and may not otherwise be amended or revoked. The Bank is hereby irrevocably authorized and directed to honor withdrawals of funds from the Collateral Account at any time only upon the signature of one (1) representative of the Pledgee, unless otherwise directed pursuant to court order. The identity of the particular representative of the Pledgee is subject to change and shall be designated from time to time by the Pledgee, as applicable, to the Bank. Pledgor has no authority to make withdrawals from the Collateral Account at any time.

         This Notice is given pursuant to California Commercial Code Section 9302(g)(ii) in order to perfect a security interest in said deposit account.

DATED:  __________, _______

"PLEDGOR"                          eTOYS INC.,
                                   a Delaware corporation

                                   By:____________________________________
                                      Its:________________________________

                                   By:____________________________________
                                      Its:________________________________

"PLEDGEE"

                                   KILROY REALTY, L.P.,
                                   a Delaware limited partnership

                                   By:   KILROY REALTY CORPORATION, a
                                         Maryland Corporation, General Partner

                                      By:_________________________________
                                         Its:_____________________________

The undersigned acknowledges receipt of, and agrees to be bound by the terms of, the foregoing Notice.

______________________________________,
a national banking association

By:____________________________________
Name:__________________________________
Title:_________________________________


                                    EXHIBIT K

                                    EXHIBIT L

                           FORM OF MEMORANDUM OF LEASE

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

ALLEN MATKINS LECK GAMBLE
& MALLORY LLP
1999 Avenue Of The Stars, Suite 1800
Los Angeles, California  90067-6050

Attention:  Anton N. Natsis, Esq.

================================================================================
                                                (Space Above For Recorder's Use)

                               MEMORANDUM OF LEASE

         THIS MEMORANDUM OF LEASE (the "MEMORANDUM") is made as of the 14th day of December, 1999 by and between KILROY REALTY, L.P., a Delaware limited partnership ("LANDLORD") and eTOYS INC., a Delaware corporation ("TENANT").

                                R E C I T A L S:

         A. Landlord and Tenant have entered into that certain unrecorded lease of even date herewith (the "LEASE"). All capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Lease.

         B. Landlord and Tenant desire to provide notice that Tenant has the right to lease certain space in that certain office building (the "BUILDING") located at 12200 West Olympic Boulevard, Los Angeles, California, together with a right to expand the premises to include a certain other office building located at 12100 West Olympic Boulevard, all as situated on that certain parcel of real property located in the County of Los Angeles, State of California, and all as more particularly described in Exhibit "A" attached hereto and incorporated herein by this reference, on the terms and conditions as more fully set forth in the Lease.

         NOW, THEREFORE, in consideration of the facts herein above set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

                                    AGREEMENT

         1. DEMISE OF PREMISES. Landlord leases to Tenant, and Tenant leases from Landlord, subject to the terms and conditions set forth in the Lease, approximately 151,000

                                    EXHIBIT L
rentable square feet of the Building. The Lease Commencement Date shall be as set forth in the Lease, and the term of the Lease shall terminate, subject to the options to renew set forth below, eleven (11) years thereafter;

         2.  OPTIONS TO RENEW AND EXPANSION SPACE.

             a. OPTIONS TO RENEW. Landlord has granted to Tenant, subject to the terms and conditions set forth in the Lease, two (2) options to extend the term of the Lease (for a period of five (5) years each) with respect to all space leased by Tenant in the Building ("OPTION TO EXTEND"). Each Option to Extend is to be exercised, if at all, at least eighteen (18) months prior to the expiration of the then Lease Term;

             b. EXPANSION SPACE. Tenant has the right, subject to the terms and conditions set forth in the Lease, to lease the total rentable square footage of that certain other building in the Project located at 12100 West Olympic Boulevard, Los Angeles, California, which expansion right must be exercised, if at all, on or before June 30, 2000, in accordance with, and subject to, the terms, covenants and conditions of the Lease.

         3. The terms and conditions of the Lease are incorporated herein by this reference. This Memorandum is prepared and recorded for the purpose of putting the public on notice of the Lease, and this Memorandum in no way modifies the terms and conditions of the Lease. If there is any inconsistency between the terms and conditions of this Memorandum and the terms and conditions of the Lease, the terms and conditions of the Lease shall control.

         IN WITNESS WHEREOF, the parties execute this Memorandum on the day and year first above written.

                               "Landlord":

                               KILROY REALTY, L.P.,
                               a Delaware limited partnership

                               By:   KILROY REALTY CORPORATION, a
                                     Maryland Corporation, General Partner

                                        By:_____________________________________
                                              Jeffrey Hawken
                                              Its:     Executive Vice President,
                                                       Chief Operating Officer

                                        By:_____________________________________
                                              Hugh C. Greenup
                                              Its:     Executive Vice President

                                    EXHIBIT L

                                   "Tenant":

                                   eTOYS INC.,
                                   a Delaware corporation

                                   By:____________________________________
                                      Its:________________________________

                                   By:____________________________________
                                      Its:________________________________


STATE OF                                    )
                                            )  ss.
COUNTY OF LOS ANGELES                       )

         On ________________________, before me, ________________________, a
Notary Public in and for said state, personally appeared ______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

                                       WITNESS my hand and official seal.

                                       ________________________________________
                                       Notary Public in and for said State

STATE OF                                    )
                                            )  ss.
COUNTY OF LOS ANGELES                       )

         On ________________________, before me, ________________________, a
Notary Public in and for said state, personally appeared ______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

                                            WITNESS my hand and official seal.

                                            ____________________________________
                                            Notary Public in and for said State


                                    EXHIBIT L

STATE OF                                    )
                                            )  ss.
COUNTY OF LOS ANGELES                       )

         On ________________________, before me, ________________________, a
Notary Public in and for said state, personally appeared ______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

                                            WITNESS my hand and official seal.

                                            ____________________________________
                                            Notary Public in and for said State

STATE OF                                    )
                                            )  ss.
COUNTY OF LOS ANGELES                       )

         On ________________________, before me, ________________________, a
Notary Public in and for said state, personally appeared ______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

                                            WITNESS my hand and official seal.

                                            ____________________________________
                                            Notary Public in and for said State


                                    EXHIBIT L

                                    EXHIBIT A

                          DESCRIPTION OF REAL PROPERTY
                        AND EXPANSION SPACE REAL PROPERTY





                                    EXHIBIT A

                                    EXHIBIT M

                 FORM OF RECOGNITION OF AMENDMENT TO COVENANTS,

                          CONDITIONS, AND RESTRICTIONS

RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:

ALLEN, MATKINS, LECK, GAMBLE
         & MALLORY LLP
1999 Avenue of the Stars, 18th Floor
Los Angeles, California 90067
Attention:  Anton N. Natsis, Esq.

                     RECOGNITION OF AMENDMENT TO COVENANTS,

                          CONDITIONS, AND RESTRICTIONS

         This Recognition of Amendment to Covenants, Conditions, And Restrictions (this "AGREEMENT") is entered into as of the ____ day of _________, 1999, by and between KILROY REALTY, L.P., a Delaware limited partnership ("LANDLORD"), and eTOYS INC., a Delaware corporation ("TENANT"), with reference to the following facts:

         A. Landlord and Tenant entered into that certain Office Lease dated December 14, 1999 (the "Lease"). Pursuant to the Lease, Landlord leased to Tenant and Tenant leased from Landlord space (the "PREMISES") located in an office building on certain real property described in Schedule 1 attached hereto and incorporated herein by this reference (the "PROPERTY").

         B. The Premises are located in an office building located on the Property.

         C. Landlord, as declarant, has previously recorded, or proposes to record concurrently with the recordation of this Agreement, an amendment (the "AMENDMENT") to the Covenants, Conditions, and Restrictions recorded on ______, 19___ (the "DECLARATION"), dated ________, 19____, in connection with the Property.

         NOW, THEREFORE, in consideration of (a) the foregoing recitals and the mutual agreements hereinafter set forth, and (b) for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

         1. Tenant's Recognition of Declaration. Notwithstanding that the Lease has been executed prior to the recordation of the Amendment, Tenant agrees to recognize and be bound by all of the terms and provisions of the Declaration as amended by the Amendment.

                                    EXHIBIT M

         IN WITNESS WHEREOF, Landlord and Tenant have caused this Agreement to be executed the __the day of _____, 199_.

                                   "Landlord":

                                   KILROY REALTY, L.P.
                                   a Delaware limited partnership

                                   By:  KILROY REALTY CORPORATION, a
                                        Maryland Corporation, General Partner

                                      By:_________________________________
                                         Its:_____________________________

                                   "Tenant":

                                   eTOYS INC.,
                                   a Delaware corporation

                                   By:  ________________________________________

                                        Its: ___________________________________

                                   By:  ________________________________________

                                        Its: ___________________________________



                                    EXHIBIT M

STATE OF                               )
                                       )  ss.
COUNTY OF LOS ANGELES                  )

         On ________________________, before me, ________________________, a
Notary Public in and for said state, personally appeared ______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

                                         WITNESS my hand and official seal.

                                         ______________________________________
                                         Notary Public in and for said State

STATE OF                               )
                                       )  ss.
COUNTY OF LOS ANGELES                  )

         On ________________________, before me, ________________________, a
Notary Public in and for said state, personally appeared ______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

                                         WITNESS my hand and official seal.

                                         ______________________________________
                                         Notary Public in and for said State


                                    EXHIBIT M

STATE OF                                    )
                                            )  ss.
COUNTY OF LOS ANGELES                       )

         On ________________________, before me, ________________________, a
Notary Public in and for said state, personally appeared ______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

                                         WITNESS my hand and official seal.

                                         ______________________________________
                                         Notary Public in and for said State

STATE OF                                    )
                                            )  ss.
COUNTY OF LOS ANGELES                       )

         On ________________________, before me, ________________________, a
Notary Public in and for said state, personally appeared ______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

                                         WITNESS my hand and official seal.

                                         ______________________________________
                                         Notary Public in and for said State


                                    EXHIBIT M
                                       -4-